UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/20

Item 1.	Reports to Stockholders.

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semiannual shareholder reports by mail, unless you specifically request them from the insurance company that offers your variable annuity or variable life insurance contract or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

This notice is not legally a part of the shareholder report.

Franklin Templeton Variable Insurance

Products Trust Semiannual Report

Table of Contents

Important Notes to Performance Information	i

Fund Summaries

Franklin Allocation VIP Fund	FFA-1

Franklin Flex Cap Growth VIP Fund	FFC-1

Franklin Global Real Estate VIP Fund	FGR-1

Franklin Growth and Income VIP Fund	FGI-1

Franklin Income VIP Fund	FI-1

Franklin Large Cap Growth VIP Fund	FLG-1

Franklin Mutual Global Discovery VIP Fund	MGD-1

Franklin Mutual Shares VIP Fund	MS-1

Franklin Rising Dividends VIP Fund	FRD-1

Franklin Small Cap Value VIP Fund	FSV-1

Franklin Small-Mid Cap Growth VIP Fund	FSC-1

Franklin Strategic Income VIP Fund	FSI-1

Franklin U.S. Government Securities VIP Fund	FUS-1

Franklin VolSmart Allocation VIP Fund	FVA-1

Templeton Developing Markets VIP Fund	TD-1

*Prospectus Supplement	TD-7

Templeton Foreign VIP Fund	TF-1

Templeton Global Bond VIP Fund	TGB-1

Templeton Growth VIP Fund	TG-1

Index Descriptions	I-1

Shareholder Information	SI-1

*Not part of the semiannual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Semiannual Report	i

Franklin Allocation VIP Fund

This semiannual report for Franklin Allocation VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -1.43% total return* for the six-month period ended June 30, 2020.

*On May 1, 2019, the Fund’s investment strategies changed. Performance prior to May 1, 2019, is attributable to the Fund’s performance before the strategy change. The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFA-1

FRANKLIN ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund allocates approximately 60% of its assets to the equity asset class and 40% of its assets to the fixed income asset class by allocating the Fund’s assets among various sleeves (investment strategies).

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Because the Fund invests in underlying funds, and the Fund’s performance is directly related to the performance of the underlying funds held by it, the ability of the Fund to achieve its investment goals is directly related to the ability of the underlying funds to meet their investment goals. Additionally, because these underlying funds may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s prospectus also includes a description of the main investment risks.

Asset Allocation*

Based on Total Net Assets as of 6/30/20

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

**Rounds to less than 0.1%.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a -3.08% total return. The Fund’s other benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index posted a +6.14% total return; the MSCI World ex USA Index-NR posted a -11.20% total return; and the Linked Allocation VIP Fund Benchmark posted a -0.81% total return.1,2

1. Source: Morningstar.

2. Source: FactSet. The Linked Allocation VIP Fund benchmark was calculated internally and rebalanced monthly and was composed of 40% S&P 500, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% MSCI World ex USA Index-NR.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFA-2	Semiannual Report

FRANKLIN ALLOCATION VIP FUND

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.3 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.3 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption

Geographic Composition

Based on Total Net Assets as of 6/30/20

caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI

Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

3. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

Semiannual Report	FFA-3

FRANKLIN ALLOCATION VIP FUND

Investment Strategy

The Fund seeks to achieve its investment goals by allocating its assets among the broad asset classes of equity and fixed income investments through a variety of investment strategies or “sleeves” managed by the investment manager or its affiliates, which include Franklin U.S. Smart Beta Equity Strategy, Franklin Total Return Strategy, Franklin Growth Strategy, Templeton Foreign Strategy, Franklin International Growth Strategy, Franklin U.S. Government Securities Strategy, Franklin Rising Dividends Strategy, Franklin Investment Grade Corporate Strategy, Templeton Global Bond VIP Fund Strategy, Franklin International Core Equity Strategy, Franklin U.S. Core Equity (IU) Strategy, Franklin Emerging Market Core Equity (IU) Strategy and Franklin U.S. Core Bond Strategy. The Fund is structured as a multi-manager fund (meaning the Fund’s assets are managed by multiple sub-advisors), with the investment manager having overall responsibility for the Funds’ investments. Allocation to each sleeve will generally not exceed 20% and will vary with market conditions. However, under normal market conditions, no sleeve constitutes a majority of the Fund’s assets.

Top 10 Holdings

6/30/20

Company Sector/Industry	% of Total Net Assets
Templeton Global Bond VIP Fund	3.8%
Diversified Financials
Microsoft Corp.	1.6%
Software & Services
Apple Inc.	1.1%
Technology Hardware & Equipment
Amazon.com Inc.	0.8%
Retailing
Texas Instruments Inc.	0.6%
Semiconductors & Semiconductor Equipment
Mastercard Inc.	0.5%
Software & Services
Accenture PLC	0.5%
Software & Services
NIKE Inc.	0.5%
Consumer Durables & Apparel
Johnson & Johnson	0.5%
Pharmaceuticals, Biotechnology & Life Sciences
Air Products and Chemicals Inc.	0.5%
Materials

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying sleeves and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets. The allocation to the sleeves did not change over the period.

During the six months under review, the Franklin Growth Strategy outperformed the S&P 500, the Franklin Rising Dividends Strategy underperformed the S&P 500, the Templeton Foreign Strategy underperformed the MSCI All Country World ex USA Index-NR, the Franklin International Growth Strategy outperformed the MSCI World ex-USA Index, the U.S. Smart Beta Equity Strategy underperformed the Russell 1000® Index, the Franklin International Core Equity Strategy outperformed the MSCI EAFE Index, the Franklin U.S. Government Securities Strategy underperformed the Bloomberg Barclays U.S. Government Index: Intermediate Component, the Franklin Investment-Grade Corporate Strategy outperformed the Bloomberg Barclays U.S. Corporate Investment-Grade Index, the Templeton Global Bond VIP Fund outperformed the J.P. Morgan Global Government Bond Index, the Franklin U.S. Core Bond Strategy underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

Thank you for your participation in Franklin Allocation VIP Fund. We look forward to serving your Future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4	Semiannual Report

FRANKLIN ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1], [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio1, [2]
Class 2	$1,000	$985.70	$3.90	$1,020.93	$3.97	0.79%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

Semiannual Report	FFA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Allocation VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$6.86	$6.37	$7.44	$7.13	$6.80	$7.47

Income from investment operations[a]:

Net investment income[b]	0.07	0.11 [c]	0.23 [c]	0.21 [c]	0.21 [c]	0.26 [c]

Net realized and unrealized gains (losses)	(0.17)	1.11	(0.89)	0.63	0.64	(0.68)

Total from investment operations	(0.10)	1.22	(0.66)	0.84	0.85	(0.42)

Less distributions from:

Net investment income	(0.12)	(0.27)	(0.24)	(0.22)	(0.29)	(0.24)

Net realized gains	(1.80)	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)

Total distributions	(1.92)	(0.73)	(0.41)	(0.53)	(0.52)	(0.25)

Net asset value, end of period	$4.84	$6.86	$6.37	$7.44	$7.13	$6.80

Total return[d]	(1.09)%	20.04%	(9.34)%	12.17%	13.43%	(5.93)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.59%	0.44%	0.12%	0.12%	0.11%	0.11%

Expenses net of waiver and payments by affiliates	0.54%[f]	0.39%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.32%	1.55%	3.13%	2.75%	3.09%	3.51%

Supplemental data

Net assets, end of period (000’s)	$804	$842	$984	$1,047	$1,025	$1,083

Portfolio turnover rate	49.61%	170.79%	2.23%	1.28%	0.10%	0.26%

Portfolio turnover rate excluding mortgage dollar rolls	42.14%[g]	158.11%[g]	2.23%	1.28%	0.10%	0.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

FFA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$6.81	$6.32	$7.39	$7.08	$6.75	$7.42

Income from investment operations[a]:

Net investment income[b]	0.06	0.09 [c]	0.21 [c]	0.18 [c]	0.19 [c]	0.24 [c]

Net realized and unrealized gains (losses)	(0.18)	1.11	(0.89)	0.64	0.64	(0.68)

Total from investment operations	(0.12)	1.20	(0.68)	0.82	0.83	(0.44)

Less distributions from:

Net investment income	(0.10)	(0.25)	(0.22)	(0.20)	(0.27)	(0.22)

Net realized gains	(1.80)	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)

Total distributions	(1.90)	(0.71)	(0.39)	(0.51)	(0.50)	(0.23)

Net asset value, end of period	$4.79	$6.81	$6.32	$7.39	$7.08	$6.75

Total return[d]	(1.43)%	19.86%	(9.65)%	11.98%	13.18%	(6.21)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.84%	0.69%	0.37%	0.37%	0.36%	0.36%

Expenses net of waiver and payments by affiliates	0.79%[f]	0.64%	0.35%	0.35%	0.35%	0.35%

Net investment income	2.07%	1.30%	2.88%	2.50%	2.84%	3.26%

Supplemental data

Net assets, end of period (000’s)	$371,639	$403,040	$390,300	$480,402	$474,669	$480,715

Portfolio turnover rate	49.61%	170.79%	2.23%	1.28%	0.10%	0.26%

Portfolio turnover rate excluding mortgage dollar rolls	42.14%[g]	158.11%[g]	2.23%	1.28%	0.10%	0.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Allocation VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$6.97	$6.46	$7.53	$7.21	$6.87	$7.54

Income from investment operations[a]:

Net investment income[b]	0.06	0.08 [c]	0.20 [c]	0.18 [c]	0.19 [c]	0.23 [c]

Net realized and unrealized gains (losses)	(0.18)	1.13	(0.89)	0.64	0.64	(0.68)

Total from investment operations	(0.12)	1.21	(0.69)	0.82	0.83	(0.45)

Less distributions from:

Net investment income	(0.09)	(0.24)	(0.21)	(0.19)	(0.26)	(0.21)

Net realized gains	(1.80)	(0.46)	(0.17)	(0.31)	(0.23)	(0.01)

Total distributions	(1.89)	(0.70)	(0.38)	(0.50)	(0.49)	(0.22)

Net asset value, end of period	$4.96	$6.97	$6.46	$7.53	$7.21	$6.87

Total return[d]	(1.37)%	19.56%	(9.58)%	11.78%	12.92%	(6.24)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.94%	0.79%	0.47%	0.47%	0.46%	0.46%

Expenses net of waiver and payments by affiliates	0.89%[f]	0.74%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.97%	1.20%	2.78%	2.40%	2.74%	3.16%

Supplemental data

Net assets, end of period (000’s)	$378,968	$406,693	$393,385	$528,862	$530,403	$550,825

Portfolio turnover rate	49.61%	170.79%	2.23%	1.28%	0.10%	0.26%

Portfolio turnover rate excluding mortgage dollar rolls	42.14%[g]	158.11%[g]	2.23%	1.28%	0.10%	0.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

FFA-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Allocation VIP Fund

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests 58.5%
	Automobiles & Components 0.7%
	Aptiv PLC	United States	7,000	$545,440
	Bayerische Motoren Werke AG	Germany	8,162	521,021
	Cie Generale des Etablissements Michelin SCA	France	8,517	887,674
a	Faurecia SE	France	3,230	126,891
a	Fiat Chrysler Automobiles NV	United Kingdom	36,368	367,942
	General Motors Co.	United States	18,814	475,994
	Gentex Corp.	United States	8,426	217,138
	Honda Motor Co. Ltd.	Japan	16,200	418,830
	Isuzu Motors Ltd.	Japan	67,200	610,669
	Lear Corp.	United States	1,868	203,649
a	Peugeot SA	France	25,032	410,467
	Toyota Industries Corp.	Japan	6,500	345,492

				5,131,207

	Banks 1.2%
	Banco de Sabadell SA	Spain	242,207	85,090
a	Bank of Ireland Group PLC	Ireland	32,153	66,246
a	FinecoBank Banca Fineco SpA	Italy	135,215	1,829,846
	Housing Development Finance Corp. Ltd.	India	27,108	629,974
	ING Groep NV	Netherlands	149,749	1,043,793
	Kasikornbank PCL, fgn	Thailand	96,700	293,867
	KB Financial Group Inc.	South Korea	29,025	823,885
	KBC Groep NV	Belgium	24,134	1,386,404
	Shinhan Financial Group Co. Ltd.	South Korea	14,863	360,143
	Shinsei Bank Ltd.	Japan	8,000	96,762
	Standard Chartered PLC	United Kingdom	211,107	1,144,321
	Sumitomo Mitsui Financial Group Inc.	Japan	30,100	849,476
	Sumitomo Mitsui Financial Group Inc., ADR	Japan	112,000	629,440

				9,239,247

	Capital Goods 5.9%
	3M Co.	United States	8,752	1,365,225
	Allegion PLC	United States	4,871	497,914
	Allison Transmission Holdings Inc.	United States	2,215	81,468
	Amada Co. Ltd.	Japan	13,500	110,536
	AMETEK Inc.	United States	4,018	359,089
a	Andritz AG	Austria	3,171	115,607
	Atlas Copco AB	Sweden	7,152	265,723
	Atlas Copco AB, A	Sweden	11,437	486,992
	BAE Systems PLC	United Kingdom	77,090	460,938
	BWX Technologies Inc.	United States	8,401	475,833
	CAE Inc.	Canada	15,000	243,306
	Carlisle Cos. Inc.	United States	3,400	406,878
	Caterpillar Inc.	United States	3,346	423,269
	CK Hutchison Holdings Ltd.	Hong Kong	152,000	984,283
	Cummins Inc.	United States	4,550	788,333
a	Dassault Aviation SA	France	253	232,106
	Deere & Co.	United States	3,086	484,965

Semiannual Report	FFA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Capital Goods (continued)
	Donaldson Co. Inc.	United States	8,500	$395,420
	Dover Corp.	United States	8,900	859,384
	Emerson Electric Co.	United States	18,102	1,122,867
	Epiroc AB, A	Sweden	9,709	121,643
	Epiroc AB, B	Sweden	17,653	216,773
	Fastenal Co.	United States	34,853	1,493,103
	Ferguson PLC	United Kingdom	15,500	1,267,330
	Fortive Corp.	United States	6,517	440,940
	Geberit AG	Switzerland	1,568	786,721
	General Dynamics Corp.	United States	8,887	1,328,251
	Graco Inc.	United States	4,752	228,048
	GrafTech International Ltd.	United States	844	6,735
	Honeywell International Inc.	United States	19,445	2,811,553
	Huntington Ingalls Industries Inc.	United States	1,176	205,200
	Illinois Tool Works Inc.	United States	10,617	1,856,382
a	Ingersoll-Rand Inc.	United States	5,626	158,203
	Johnson Controls International PLC	United States	22,400	764,736
	Kingspan Group PLC	Ireland	2,612	168,606
	Komatsu Ltd.	Japan	22,800	466,956
	Kone OYJ, B	Finland	6,442	444,261
	Kurita Water Industries Ltd.	Japan	4,000	111,272
	Lennox International Inc.	United States	502	116,961
	Lockheed Martin Corp.	United States	6,731	2,456,277
	Masco Corp.	United States	2,247	112,822
a	Mercury Systems Inc.	United States	3,640	286,322
	Mitsubishi Electric Corp.	Japan	54,100	706,614
	MSC Industrial Direct Co. Inc., A	United States	1,257	91,522
	MTU Aero Engines AG	Germany	7,900	1,375,272
	Northrop Grumman Corp.	United States	7,855	2,414,941
	nVent Electric PLC	United States	15,900	297,807
	Obayashi Corp.	Japan	27,400	257,600
	Otis Worldwide Corp.	United States	7,237	411,496
	PACCAR Inc.	United States	4,976	372,454
	Pentair PLC	United States	13,900	528,061
	Raytheon Technologies Corp.	United States	50,395	3,105,340
	Rockwell Automation Inc.	United States	3,621	771,273
	Roper Technologies Inc.	United States	8,700	3,377,862
	Schneider Electric SE	France	6,764	752,338
	Siemens AG	Germany	4,442	523,830
	Sinopec Engineering Group Co. Ltd.	China	615,000	264,064
	SKF AB, B	Sweden	15,639	292,313
	Snap-on Inc.	United States	1,016	140,726
	Stanley Black & Decker Inc.	United States	4,652	648,396
	Sumitomo Heavy Industries Ltd.	Japan	4,500	98,420
	Toro Co.	United States	3,572	236,967
	Trane Technologies PLC	United States	6,456	574,455
	W.W. Grainger Inc.	United States	3,289	1,033,272

FFA-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Capital Goods (continued)
	Watsco Inc.	United States	809	$143,759
	Yangzijiang Shipbuilding Holdings Ltd.	Singapore	98,600	66,379

				44,494,392

	Commercial & Professional Services 1.6%
	Adecco Group AG	Switzerland	6,392	301,291
	Cintas Corp.	United States	6,084	1,620,534
a	Copart Inc.	United States	6,003	499,870
a	CoStar Group Inc.	United States	300	213,201
	Equifax Inc.	United States	3,190	548,297
	Experian PLC	United Kingdom	45,000	1,579,384
a	IAA Inc.	United States	1,139	43,931
	IHS Markit Ltd.	United States	21,309	1,608,829
	KAR Auction Services Inc.	United States	1,042	14,338
	ManpowerGroup Inc.	United States	57	3,919
	Matthews International Corp., A	United States	5,800	110,780
	Persol Holdings Co. Ltd.	Japan	6,900	95,129
	Randstad NV	Netherlands	4,940	220,873
	Recruit Holdings Co. Ltd.	Japan	11,000	378,292
	RELX PLC	United Kingdom	36,436	843,305
	Republic Services Inc.	United States	3,900	319,995
	Robert Half International Inc.	United States	4,264	225,267
	Rollins Inc.	United States	4,605	195,206
	SGS SA	Switzerland	267	654,055
	Verisk Analytics Inc.	United States	8,961	1,525,162
	Wolters Kluwer NV	Netherlands	11,387	889,311

				11,890,969

	Consumer Durables & Apparel 1.5%
a	Adidas AG	Germany	785	206,948
	Bandai Namco Holdings Inc.	Japan	1,500	78,957
	Barratt Developments PLC	United Kingdom	19,371	119,052
	The Berkeley Group Holdings PLC	United Kingdom	4,927	253,731
	Burberry Group PLC	United Kingdom	7,850	155,111
a	Capri Holdings Ltd.	United States	4,944	77,275
	Carter’s Inc.	United States	1,386	111,850
	D.R. Horton Inc.	United States	2,668	147,941
	Garmin Ltd.	United States	4,296	418,860
	Hanesbrands Inc.	United States	5,102	57,602
	Hasbro Inc.	United States	3,501	262,400
	Hermes International	France	878	737,110
	Leggett & Platt Inc.	United States	3,927	138,034
a	Lululemon Athletica Inc.	United States	3,432	1,070,818
a	Moncler SpA	Italy	5,423	208,515
	NIKE Inc., B	United States	40,408	3,962,005
a	NVR Inc.	United States	112	364,980
	Pandora AS	Denmark	4,400	240,280
a	Persimmon PLC	United Kingdom	8,975	253,996

Semiannual Report	FFA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Consumer Durables & Apparel (continued)
	PulteGroup Inc.	United States	3,970	$135,099
	Sekisui Chemical Co. Ltd.	Japan	13,100	187,693
	Sekisui House Ltd.	Japan	25,600	488,759
	Sony Corp.	Japan	7,700	531,532
	Tapestry Inc.	United States	9,480	125,894
	Taylor Wimpey PLC	United Kingdom	87,452	154,347
	VF Corp.	United States	9,705	591,423
	Whirlpool Corp.	United States	525	68,003

				11,148,215

	Consumer Services 1.0%
	Carnival Corp.	United States	11,718	192,409
	Choice Hotels International Inc.	United States	1,034	81,583
	Darden Restaurants Inc.	United States	4,295	325,432
	Domino’s Pizza Inc.	United States	1,302	481,011
	H&R Block Inc.	United States	7,332	104,701
	Las Vegas Sands Corp.	United States	17,329	789,163
	McDonald’s Corp.	United States	13,301	2,453,635
	Six Flags Entertainment Corp.	United States	1,814	34,847
	Starbucks Corp.	United States	10,065	740,683
a	TAL Education Group, ADR	China	23,000	1,572,740
	Wyndham Destinations Inc.	United States	1,962	55,289
	Yum! Brands Inc.	United States	11,125	966,874

				7,798,367

	Diversified Financials 2.2%
	3i Group PLC	United Kingdom	40,649	418,546
	American Express Co.	United States	3,590	341,768
a	Amundi SA	France	2,687	211,215
a	Berkshire Hathaway Inc., B	United States	6,469	1,154,781
	BlackRock Inc.	United States	1,465	797,092
	Challenger Ltd.	Australia	17,538	54,303
	The Charles Schwab Corp.	United States	17,831	601,618
	Daiwa Securities Group Inc.	Japan	33,500	140,730
	Deutsche Boerse AG	Germany	9,427	1,705,916
	EXOR NV	Netherlands	3,689	211,720
	FactSet Research Systems Inc.	United States	1,114	365,916
	Flow Traders	Netherlands	10,867	388,782
	Hargreaves Lansdown PLC	United Kingdom	11,932	240,612
	Hong Kong Exchanges and Clearing Ltd.	Hong Kong	24,800	1,056,267
	Intercontinental Exchange Inc.	United States	8,255	756,158
	Intermediate Capital Group PLC	United Kingdom	74,000	1,180,534
	Invesco Ltd.	United States	7,131	76,730
	Japan Exchange Group Inc.	Japan	2,600	60,216
	Lazard Ltd., A	United States	3,513	100,577
	M&G PLC	United Kingdom	112,702	234,010
	Magellan Financial Group Ltd.	Australia	5,399	220,439
	MarketAxess Holdings Inc.	United States	1,105	553,517

FFA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Diversified Financials (continued)
	MFA Financial Inc.	United States	4,330	$10,782
	Mitsubishi UFJ Lease & Finance Co. Ltd.	Japan	16,800	80,167
	Moody’s Corp.	United States	2,363	649,187
	Morningstar Inc.	United States	545	76,829
	MSCI Inc.	United States	2,378	793,824
	Nasdaq Inc.	United States	1,600	191,152
a	Natixis SA	France	39,782	104,917
	Nomura Holdings Inc.	Japan	46,600	209,401
	ORIX Corp.	Japan	46,500	577,402
	Partners Group Holding AG	Switzerland	780	710,340
	S&P Global Inc.	United States	2,099	691,579
	Santander Consumer USA Holdings Inc.	United States	3,125	57,531
	SEI Investments Co.	United States	3,055	167,964
	Singapore Exchange Ltd.	Singapore	34,000	204,608
	State Street Corp.	United States	2,700	171,585
	T. Rowe Price Group Inc.	United States	7,039	869,316
	Tradeweb Markets Inc.	United States	2,100	122,094
	UBS Group AG	Switzerland	4,941	57,064

				16,617,189

	Energy 1.3%
	Ampol Ltd.	Australia	10,004	203,815
	BP PLC	United Kingdom	168,151	644,167
	Cabot Oil & Gas Corp., A	United States	6,007	103,200
	Chevron Corp.	United States	6,700	597,841
	Cimarex Energy Co.	United States	1,926	52,946
	ConocoPhillips	United States	15,805	664,126
	Eni SpA	Italy	9,775	93,695
	EOG Resources Inc.	United States	6,000	303,960
	Equinor ASA	Norway	51,818	746,655
	Exxon Mobil Corp.	United States	28,776	1,286,863
	Galp Energia SGPS SA, B	Portugal	38,527	446,873
	HollyFrontier Corp.	United States	2,216	64,707
	Husky Energy Inc.	Canada	82,500	271,040
	Neste Oil OYJ	Finland	8,059	316,498
	ONEOK Inc.	United States	3,393	112,715
	Phillips 66	United States	10,544	758,114
	Royal Dutch Shell PLC, B	United Kingdom	45,465	689,235
	SBM Offshore NV	Netherlands	46,666	687,586
	Tenaris SA	Italy	20,416	132,664
	Total SA	France	22,632	872,577
	Valero Energy Corp.	United States	12,245	720,251

				9,769,528

	Food & Staples Retailing 1.3%
	Casey’s General Stores Inc.	United States	947	141,595
	Coles Group Ltd.	Australia	13,349	158,661
	Costco Wholesale Corp.	United States	4,887	1,481,787

Semiannual Report	FFA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Food & Staples Retailing (continued)
a	Jeronimo Martins SGPS SA	Portugal	7,526	$131,693
	Koninklijke Ahold Delhaize NV	Netherlands	45,170	1,230,957
	The Kroger Co.	United States	14,920	505,042
	Lawson Inc.	Japan	2,000	100,601
	Matsumotokiyoshi Holdings Co. Ltd.	Japan	15,700	570,516
	Seven & i Holdings Co. Ltd.	Japan	8,500	278,065
	Seven & I Holdings Co. Ltd., ADR	Japan	24,600	399,750
a	Sprouts Farmers Market Inc.	United States	2,539	64,973
	Sundrug Co. Ltd.	Japan	20,200	668,533
	Sysco Corp.	United States	15,175	829,466
	Walgreens Boots Alliance Inc.	United States	17,826	755,644
	Walmart Inc.	United States	20,575	2,464,474
	Welcia Holdings Co. Ltd.	Japan	1,000	80,787

				9,862,544

	Food, Beverage & Tobacco 2.4%
a	a2 Milk Co. Ltd.	New Zealand	4,168	54,558
	Altria Group Inc.	United States	30,176	1,184,408
	Anheuser-Busch InBev SA/NV	Belgium	1,207	59,495
	Brown-Forman Corp., A	United States	1,586	91,306
	Brown-Forman Corp., B	United States	10,899	693,830
	Calbee Inc.	Japan	3,300	91,211
	The Coca-Cola Co.	United States	27,892	1,246,215
	Constellation Brands Inc., A	United States	3,204	560,540
	Flowers Foods Inc.	United States	5,437	121,571
	General Mills Inc.	United States	18,181	1,120,859
	The Hershey Co.	United States	5,251	680,635
	Hormel Foods Corp.	United States	8,792	424,390
	Imperial Brands PLC	United Kingdom	35,970	684,720
	Ingredion Inc.	United States	1,870	155,210
	J M Smucker Co./The	United States	2,302	243,575
	Kellogg Co.	United States	4,386	289,739
	Kirin Holdings Co. Ltd.	Japan	39,200	826,326
	Lamb Weston Holdings Inc.	United States	3,132	200,229
	McCormick & Co. Inc.	United States	5,900	1,058,519
	Mondelez International Inc., A	United States	8,669	443,246
a	Monster Beverage Corp.	United States	25,224	1,748,528
	Nestle SA	Switzerland	3,119	345,805
	Orkla ASA	Norway	8,204	72,045
	PepsiCo Inc.	United States	23,188	3,066,845
	Philip Morris International Inc.	United States	17,946	1,257,297
	Suntory Beverage & Food Ltd.	Japan	5,300	206,797
	Tyson Foods Inc.	United States	8,574	511,953
b	WH Group Ltd., Reg S	Hong Kong	435,500	376,354
	Yamazaki Baking Co. Ltd.	Japan	6,100	104,781

				17,920,987

FFA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Health Care Equipment & Services 3.5%
	Abbott Laboratories	United States	21,260	$1,943,802
	Baxter International Inc.	United States	2,315	199,322
	Becton Dickinson and Co.	United States	8,200	1,962,014
	Cerner Corp.	United States	7,697	527,629
	Chemed Corp.	United States	371	167,347
	Cochlear Ltd.	Australia	10,700	1,404,588
	Coloplast AS, B	Denmark	3,667	571,512
	CVS Health Corp.	United States	7,000	454,790
	Danaher Corp.	United States	6,787	1,200,145
	Dentsply Sirona Inc.	United States	5,700	251,142
a	Edwards Lifesciences Corp.	United States	7,321	505,954
	Fisher & Paykel Healthcare Corp. Ltd.	New Zealand	11,382	262,205
	GN Store Nord AS	Denmark	25,000	1,338,128
a	Haemonetics Corp.	United States	5,724	512,642
	HCA Healthcare Inc.	United States	5,464	530,336
	Hoya Corp.	Japan	5,000	478,795
a	IDEXX Laboratories Inc.	United States	645	212,953
a	Intuitive Surgical Inc.	United States	2,822	1,608,060
a	Laboratory Corp. of America Holdings	United States	3,110	516,602
a	LivaNova PLC.	United Kingdom	21,000	1,010,730
	Medipal Holdings Corp.	Japan	6,000	115,804
	Medtronic PLC	United States	17,500	1,604,750
a	Premier Inc., A	United States	636	21,802
	Quest Diagnostics Inc.	United States	5,173	589,515
	ResMed Inc.	United States	3,990	766,080
	Sinopharm Group Co. Ltd., H	China	121,600	312,626
	Stryker Corp.	United States	14,092	2,539,238
	Suzuken Co. Ltd.	Japan	2,900	108,343
	Teleflex Inc.	United States	3,284	1,195,310
	UnitedHealth Group Inc.	United States	2,600	766,870
	Universal Health Services Inc., B	United States	1,389	129,024
a	Varian Medical Systems Inc.	United States	1,904	233,278
a	Veeva Systems Inc.	United States	400	93,768
	West Pharmaceutical Services Inc.	United States	8,100	1,840,077

				25,975,181

	Household & Personal Products 1.3%
	Church & Dwight Co. Inc.	United States	7,316	565,527
	Clorox Co.	United States	4,417	968,957
	Colgate-Palmolive Co.	United States	31,604	2,315,309
a	Essity AB, B	Sweden	9,223	298,987
	Estee Lauder Cos. Inc., A	United States	7,118	1,343,024
	Kimberly-Clark Corp.	United States	7,114	1,005,564
	Nu Skin Enterprises Inc., A	United States	1,539	58,836
	The Procter & Gamble Co.	United States	21,338	2,551,385
	Unilever NV	United Kingdom	3,053	162,765

Semiannual Report	FFA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Household & Personal Products (continued)
	Unilever PLC	United Kingdom	5,139	$277,192

				9,547,546

	Insurance 0.5%
	Admiral Group PLC	United Kingdom	7,784	220,737
	Aflac Inc.	United States	9,100	327,873
	AIA Group Ltd.	Hong Kong	104,540	978,237
	Allianz SE	Germany	1,938	395,980
	American National Insurance Co.	United States	258	18,594
	Assured Guaranty Ltd.	United States	1,941	47,380
	Aviva PLC	United Kingdom	103,080	349,363
a	CNP Assurances	France	7,394	85,751
	Direct Line Insurance Group PLC	United Kingdom	60,093	201,487
	Erie Indemnity Co., A	United States	3,000	575,700
	Fidelity National Financial Inc.	United States	2,105	64,539
	Japan Post Insurance Co. Ltd.	Japan	9,400	123,858
	Medibank Private Ltd.	Australia	29,647	61,457
	MS&AD Insurance Group Holdings Inc.	Japan	6,400	176,248
	NN Group NV	Netherlands	1,839	61,799
	RenaissanceRe Holdings Ltd.	United States	565	96,632

				3,785,635

	Materials 3.3%
	Air Products and Chemicals Inc.	United States	15,272	3,687,577
	Albemarle Corp.	United States	15,630	1,206,792
a	ArcelorMittal SA	France	46,281	490,158
	BHP Group PLC	United Kingdom	14,994	306,811
	Celanese Corp.	United States	9,041	780,600
	Covestro AG	Germany	12,999	495,065
	Eastman Chemical Co.	United States	2,905	202,304
	Ecolab Inc.	United States	9,621	1,914,098
	EMS-Chemie Holding AG	Switzerland	344	267,255
	Evraz PLC	Russia	20,712	73,381
	Fortescue Metals Group Ltd.	Australia	61,175	594,637
	International Flavors & Fragrances Inc.	United States	2,516	308,109
	Johnson Matthey PLC	United Kingdom	11,509	299,727
	Koninklijke DSM NV	Netherlands	12,000	1,665,668
	Linde PLC	United Kingdom	14,985	3,178,468
	LyondellBasell Industries NV, A	United States	11,096	729,229
	Martin Marietta Materials Inc.	United States	2,363	488,125
	NewMarket Corp.	United States	243	97,317
	Nitto Denko Corp.	Japan	6,500	368,486
	Nucor Corp.	United States	4,370	180,962
	Packaging Corp. of America	United States	2,231	222,654
	Reliance Steel & Aluminum Co.	United States	536	50,882
	Rio Tinto Ltd.	Australia	9,594	656,840
	Rio Tinto PLC	Australia	7,923	445,861
	Royal Gold Inc.	United States	493	61,290

FFA-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Materials (continued)
	Shin-Etsu Chemical Co. Ltd.	Japan	400	$46,945
	Sonoco Products Co.	United States	2,993	156,504
	Steel Dynamics Inc.	United States	4,132	107,804
	Sumitomo Metal Mining Co. Ltd.	Japan	24,100	678,892
	Symrise AG	Germany	14,000	1,635,708
	Taiheiyo Cement Corp.	Japan	5,000	116,171
	Tosoh Corp.	Japan	30,800	423,096
	Umicore SA	Belgium	36,000	1,699,195
	Valvoline Inc.	United States	2,681	51,824
	Wheaton Precious Metals Corp.	Canada	21,490	945,209

				24,633,644

	Media & Entertainment 2.1%
a	Alphabet Inc., A	United States	2,146	3,043,135
a	AMC Networks Inc., A	United States	1,108	25,916
	Ascential PLC	United Kingdom	324,885	1,165,435
a	Baidu Inc., ADR	China	5,625	674,381
	Cable One Inc.	United States	555	985,042
	Cinemark Holdings Inc.	United States	2,017	23,296
	Comcast Corp., A	United States	38,307	1,493,207
a	CTS Eventim AG & Co. KGaA	Germany	24,000	1,002,055
	CyberAgent Inc.	Japan	35,000	1,720,378
a	Facebook Inc., A	United States	12,128	2,753,905
	The Interpublic Group of Cos. Inc.	United States	8,214	140,952
	Kakaku.com Inc.	Japan	5,700	145,203
a	Match Group Inc.	United States	1,348	144,304
a	Match Group Inc.	United States	2,007	649,064
	Nippon Television Holdings Inc.	Japan	13,500	146,218
	Omnicom Group Inc.	United States	6,512	355,555
	Tokyo Broadcasting System Holdings Inc.	Japan	14,900	238,346
a	Ubisoft Entertainment SA	France	1,485	122,963
	The Walt Disney Co.	United States	10,412	1,161,042

				15,990,397

	Pharmaceuticals, Biotechnology & Life Sciences 5.9%
a	10X Genomics Inc., A	United States	900	80,379
	AbbVie Inc.	United States	25,727	2,525,877
	Agilent Technologies Inc.	United States	7,385	652,612
	Amgen Inc.	United States	12,284	2,897,304
	Astellas Pharma Inc.	Japan	27,800	464,248
	AstraZeneca PLC, ADR	United Kingdom	12,114	640,709
	Bayer AG	Germany	21,485	1,592,402
a	Biogen Inc.	United States	4,887	1,307,517
	Bristol-Myers Squibb Co.	United States	26,105	1,534,974
a	Bristol-Myers Squibb Co., rts., 2/01/49	United States	5,723	20,488
a	Catalent Inc.	United States	20,489	1,501,844
	Chugai Pharmaceutical Co. Ltd.	Japan	3,600	192,744
	CSL Ltd.	Australia	12,186	2,423,310

Semiannual Report	FFA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
a	Deciphera Pharmaceuticals Inc.	United States	3,500	$209,020
	Eli Lilly and Co.	United States	7,262	1,192,275
a	Exelixis Inc.	United States	7,348	174,441
a	Galapagos NV	Belgium	1,565	308,869
a	Genmab A/S	Denmark	2,200	741,752
	Gilead Sciences Inc.	United States	21,800	1,677,292
a	GW Pharmaceuticals PLC, ADR	United Kingdom	1,326	162,727
	Hikma Pharmaceuticals PLC	United Kingdom	45,000	1,234,799
a	Illumina Inc.	United States	3,446	1,276,226
a	Iovance Biotherapeutics Inc.	United States	2,500	68,625
	Johnson & Johnson	United States	26,655	3,748,493
	Merck & Co. Inc.	United States	22,963	1,775,729
a	Mettler-Toledo International Inc.	United States	3,480	2,803,314
a	Neurocrine Biosciences Inc.	United States	2,809	342,698
	Novartis AG	Switzerland	12,343	1,075,335
	Novo Nordisk AS, B	Denmark	15,177	988,650
	Orion OYJ	Finland	1,749	84,809
	Pfizer Inc.	United States	70,822	2,315,879
a	PTC Therapeutics Inc.	United States	2,300	116,702
a	Reata Pharmaceuticals Inc.	United States	700	109,214
a	Regeneron Pharmaceuticals Inc.	United States	1,113	694,122
	Roche Holding AG	Switzerland	8,164	2,828,414
	Sanofi	France	12,151	1,239,104
	Santen Pharmaceutical Co. Ltd.	Japan	50,000	920,473
	Sartorius Stedim Biotech	France	1,200	304,218
	Shionogi & Co. Ltd.	Japan	3,500	219,567
	Takeda Pharmaceutical Co. Ltd., ADR	Japan	69,900	1,253,307
a	Waters Corp.	United States	3,696	666,758
a	WuXi Biologics (Cayman) Inc.	China	6,500	119,311

				44,486,531

	Real Estate 1.5%
	American Tower Corp.	United States	6,129	1,584,592
a	Aroundtown SA	Germany	36,347	208,315
	CapitaLand Mall Trust	Singapore	39,200	55,624
	CK Asset Holdings Ltd.	Hong Kong	140,330	841,524
	Crown Castle International Corp.	United States	6,785	1,135,470
	Daito Trust Construction Co. Ltd.	Japan	3,000	276,484
	EPR Properties	United States	2,325	77,027
	Equinix Inc.	United States	1,198	841,355
	Gaming and Leisure Properties Inc.	United States	5,396	186,702
	Gecina SA	France	1,959	241,929
	Goodman Group	Australia	7,321	75,529
	Kerry Properties Ltd.	Hong Kong	27,500	71,434
	Kimco Realty Corp.	United States	10,578	135,822
	Link REIT	Hong Kong	11,100	91,132
	Mitsui Fudosan Co. Ltd.	Japan	32,700	580,907

FFA-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Real Estate (continued)
	National Retail Properties Inc.	United States	5,357	$190,066
	OMEGA Healthcare Investors Inc.	United States	6,649	197,675
	Public Storage	United States	5,214	1,000,515
	Realty Income Corp.	United States	9,590	570,605
	Segro PLC	United Kingdom	39,210	433,644
	Simon Property Group Inc.	United States	7,737	529,056
	Spirit Realty Capital Inc.	United States	3,149	109,774
	STORE Capital Corp.	United States	5,795	137,979
	Sun Hung Kai Properties Ltd.	Hong Kong	23,500	300,216
	Swire Pacific Ltd., A	Hong Kong	69,500	369,374
	Ventas Inc.	United States	6,506	238,250
	VEREIT Inc.	United States	30,782	197,928
	WP Carey Inc.	United States	3,880	262,482

				10,941,410

	Retailing 3.7%
	ABC-Mart Inc.	Japan	1,300	76,262
a	Alibaba Group Holding Ltd.	China	12,600	339,994
a	Alibaba Group Holding Ltd., ADR	China	3,145	678,377
a	Amazon.com Inc.	United States	2,238	6,174,239
a	AutoZone Inc.	United States	569	641,900
	Best Buy Co. Inc.	United States	7,734	674,946
a	boohoo Group PLC	United Kingdom	290,000	1,485,006
a	Booking Holdings Inc.	United States	423	673,560
a	Burlington Stores Inc.	United States	531	104,570
	Dick’s Sporting Goods Inc.	United States	2,556	105,461
	Dollar General Corp.	United States	6,650	1,266,892
	Expedia Group Inc.	United States	2,151	176,812
	Foot Locker Inc.	United States	4,357	127,050
	The Gap Inc.	United States	8,417	106,223
	Genuine Parts Co.	United States	4,377	380,624
	Hennes & Mauritz AB, B	Sweden	20,642	301,261
	The Home Depot Inc.	United States	6,699	1,678,166
	Industria de Diseno Textil SA	Spain	25,457	675,402
	Kohl’s Corp.	United States	6,012	124,869
	L Brands Inc.	United States	7,713	115,464
	Lowe’s Cos. Inc.	United States	8,700	1,175,544
	Macy’s Inc.	United States	10,257	70,568
a	MercadoLibre Inc.	Argentina	1,500	1,478,655
	Next PLC	United Kingdom	5,466	330,925
	Nitori Holdings Co. Ltd.	Japan	300	58,821
	Nordstrom Inc.	United States	3,773	58,444
a	O’Reilly Automotive Inc.	United States	2,453	1,034,357
	Penske Automotive Group Inc.	United States	782	30,271
	Pool Corp.	United States	1,094	297,426
	Ross Stores Inc.	United States	24,749	2,109,605
	Seria Co. Ltd.	Japan	9,400	335,267

Semiannual Report	FFA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Retailing (continued)
	Target Corp.	United States	22,141	$2,655,370
	The TJX Cos. Inc.	United States	24,414	1,234,372
	Tractor Supply Co.	United States	3,801	500,934
a	Ulta Beauty Inc.	United States	1,843	374,903
a	Urban Outfitters Inc.	United States	2,374	36,132
	Williams-Sonoma Inc.	United States	2,842	233,072
a	Zalando SE	Germany	2,247	159,389
	Zozo Inc.	Japan	4,300	95,856

				28,176,989

	Semiconductors & Semiconductor Equipment 3.1%
	Advantest Corp.	Japan	2,900	165,504
	Analog Devices Inc.	United States	16,200	1,986,768
	Applied Materials Inc.	United States	25,796	1,559,368
	ASML Holding NV	Netherlands	5,200	1,902,058
	ASML Holding NV, N.Y. shs	Netherlands	4,022	1,480,217
	Intel Corp.	United States	25,458	1,523,152
	KLA Corp.	United States	4,502	875,549
	Lam Research Corp.	United States	4,069	1,316,159
	Maxim Integrated Products Inc.	United States	8,003	485,062
	Monolithic Power Systems	United States	2,700	639,900
	NVIDIA Corp.	United States	3,187	1,210,773
	NXP Semiconductors NV	Netherlands	11,677	1,331,645
	QUALCOMM Inc.	United States	10,224	932,531
	Skyworks Solutions Inc.	United States	6,004	767,672
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	84,000	899,686
	Texas Instruments Inc.	United States	36,020	4,573,459
	Tokyo Electron Ltd.	Japan	3,200	789,580
	Xilinx Inc.	United States	7,578	745,600

				23,184,683

	Software & Services 7.7%
	Accenture PLC, A	United States	18,612	3,996,369
a	Adobe Inc.	United States	1,077	468,829
a	Adyen NV	Netherlands	1,568	2,282,012
	Amdocs Ltd.	United States	4,288	261,053
a	Aspen Technology Inc.	United States	1,336	138,423
a	Atlassian Corp. PLC	United States	1,000	180,270
a	Autodesk Inc.	United States	5,142	1,229,915
	Automatic Data Processing Inc.	United States	12,915	1,922,914
a	Avalara Inc.	United States	2,280	303,445
	AVEVA Group PLC	United Kingdom	28,000	1,419,633
a	Bill.Com Holdings Inc.	United States	4,300	387,903
	Booz Allen Hamilton Holding Corp.	United States	1,899	147,723
	Broadridge Financial Solutions Inc.	United States	3,665	462,486
a	Cadence Design Systems Inc.	United States	4,030	386,719
a	Check Point Software Technologies Ltd.	Israel	4,600	494,178
	Citrix Systems Inc.	United States	1,868	276,296

FFA-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Software & Services (continued)
	Cognizant Technology Solutions Corp., A	United States	11,809	$670,987
a	CyberArk Software Ltd.	Israel	15,000	1,489,050
	Fujitsu Ltd.	Japan	7,800	913,250
	International Business Machines Corp.	United States	11,026	1,331,610
	Intuit Inc.	United States	11,888	3,521,107
	Jack Henry & Associates Inc.	United States	2,322	427,318
	Keywords Studios PLC	Ireland	74,000	1,661,417
	Mastercard Inc., A	United States	13,525	3,999,343
	Microsoft Corp.	United States	59,398	12,088,087
	NEC Corp.	Japan	3,500	168,160
a	Nice Ltd.	Israel	669	126,104
	Nomura Research Institute Ltd.	Japan	13,300	363,259
a	Okta Inc., A	United States	400	80,092
	Oracle Corp. Japan	Japan	1,500	177,919
	Otsuka Corp.	Japan	4,200	221,826
	Paychex Inc.	United States	10,879	824,084
a	PayPal Holdings Inc.	United States	3,600	627,228
a	PTC Inc.	United States	7,221	561,722
	The Sage Group PLC	United Kingdom	198,153	1,644,788
a	salesforce.com Inc.	United States	3,353	628,118
	SAP SE	Germany	12,172	1,701,366
a	ServiceNow Inc.	United States	6,255	2,533,650
a	Shopify Inc., A	Canada	1,550	1,471,260
a	Synopsys Inc.	United States	2,700	526,500
	Trend Micro Inc.	Japan	2,100	117,357
a	Twilio Inc., A	United States	2,562	562,154
a	Tyler Technologies Inc.	United States	1,196	414,869
a	VeriSign Inc.	United States	2,984	617,181
	Visa Inc., A	United States	14,984	2,894,459
a	Workday Inc., A	United States	4,520	846,867

				57,569,300

	Technology Hardware & Equipment 2.2%
	Amphenol Corp., A	United States	8,633	827,128
	Apple Inc.	United States	23,012	8,394,778
	Avnet Inc.	United States	8,800	245,388
	Cisco Systems Inc.	United States	32,765	1,528,160
	Cognex Corp.	United States	2,387	142,552
a	F5 Networks Inc.	United States	2,000	278,960
	Hitachi Ltd.	Japan	31,300	994,865
	HP Inc.	United States	50,192	874,846
a	Keysight Technologies Inc.	United States	4,262	429,524
	Motorola Solutions Inc.	United States	4,497	630,165
	NetApp Inc.	United States	6,842	303,579
	Samsung Electronics Co. Ltd.	South Korea	28,228	1,252,930
	TE Connectivity Ltd.	United States	10,949	892,891

Semiannual Report	FFA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Technology Hardware & Equipment (continued)
	Ubiquiti Inc.	United States	323	$56,383

				16,852,149

	Telecommunication Services 0.9%
	AT&T Inc.	United States	39,921	1,206,812
	Deutsche Telekom AG	Germany	46,352	777,682
	KDDI Corp.	Japan	32,100	957,772
	Nippon Telegraph & Telephone Corp.	Japan	19,700	458,999
	NTT DOCOMO Inc.	Japan	39,100	1,038,027
	Proximus SADP	Belgium	6,611	134,701
	Softbank Corp.	Japan	15,200	193,743
	Swisscom AG	Switzerland	432	226,541
a	Telefonica SA	Spain	1,055	5,033
	Telefonica SA	Spain	25,330	121,137
a	Telefonica SA, rts., 7/01/20	Spain	10	2
	Verizon Communications Inc.	United States	24,629	1,357,797
	Vodafone Group PLC	United Kingdom	381,269	606,101

				7,084,347

	Transportation 1.9%
	Alaska Air Group Inc.	United States	3,923	142,248
	AP Moeller-Maersk A/S, B	Denmark	354	414,850
	C.H. Robinson Worldwide Inc.	United States	4,472	353,556
	Canadian National Railway Co.	Canada	5,714	506,089
	Canadian Pacific Railway Ltd.	Canada	2,972	758,870
	ComfortDelGro Corp. Ltd.	Singapore	105,100	110,454
	Delta Air Lines Inc.	United States	17,452	489,529
a	Deutsche Lufthansa AG	Germany	6,653	66,740
	DSV Panalpina A/S	Denmark	13,500	1,658,109
	Expeditors International of Washington Inc.	United States	5,057	384,534
	Japan Airlines Co. Ltd.	Japan	4,700	84,814
	JB Hunt Transport Services Inc.	United States	5,526	664,999
	Kamigumi Co. Ltd.	Japan	4,300	84,566
	Kansas City Southern	United States	4,295	641,201
a	Kuehne + Nagel International AG	Switzerland	2,278	379,443
	Landstar System Inc.	United States	1,110	124,664
	Norfolk Southern Corp.	United States	4,400	772,508
	Old Dominion Freight Line Inc.	United States	776	131,602
	Southwest Airlines Co.	United States	14,883	508,701
a	Uber Technologies Inc.	United States	5,938	184,553
	Union Pacific Corp.	United States	20,596	3,482,166
	United Parcel Service Inc., B	United States	18,127	2,015,360

				13,959,556

	Utilities 1.8%
	AGL Energy Ltd.	Australia	28,153	333,006
	Alliant Energy Corp.	United States	6,338	303,210
	Ameren Corp.	United States	4,398	309,443

FFA-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Utilities (continued)
	American Electric Power Co. Inc.	United States	3,773	$300,482
	American Water Works Co. Inc.	United States	4,219	542,817
	Atmos Energy Corp.	United States	3,092	307,901
	Centrica PLC.	United Kingdom	184,452	87,639
	Consolidated Edison Inc.	United States	8,867	637,803
	Dominion Energy Inc.	United States	11,218	910,677
	DTE Energy Co.	United States	5,418	582,435
	E.ON SE	Germany	68,411	772,133
	Endesa SA	Spain	13,312	330,191
	Evergy Inc.	United States	4,253	252,160
	Eversource Energy	United States	7,824	651,504
	Exelon Corp.	United States	26,169	949,673
	Hawaiian Electric Industries Inc.	United States	3,031	109,298
	NextEra Energy Inc.	United States	9,508	2,283,536
	OGE Energy Corp.	United States	5,530	167,891
	PPL Corp.	United States	13,989	361,476
	Public Service Enterprise Group Inc.	United States	15,856	779,481
	Red Electrica Corp. SA	Spain	12,336	230,780
	Sempra Energy	United States	2,118	248,293
	The Southern Co.	United States	19,795	1,026,371
	Toho Gas Co. Ltd.	Japan	1,500	74,974
	Tokyo Gas Co. Ltd.	Japan	15,300	366,352
	Veolia Environnement SA	France	14,635	330,446
	Xcel Energy Inc.	United States	3,971	248,188

				13,498,160

	Total Common Stocks and Other Equity Interests (Cost $408,190,714)			439,558,173

	Management Investment Companies (Cost $34,937,947) 3.8%
	Diversified Financials 3.8%
c	Templeton Global Bond VIP Fund, Class 1	United States	1,981,831	28,696,911

	Preferred Stocks (Cost $116,835) 0.0%†
	Materials 0.0%†
d	Fuchs Petrolub SE, 2.711%, pfd.	Germany	3,045	122,379

			Principal Amount*

	Corporate Bonds 14.6%

	Automobiles & Components 0.0%†
e	Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26	United States	100,000	103,664
e	Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	100,000	104,290

				207,954

Semiannual Report	FFA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Banks 2.5%
e	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	200,000	$189,199
	Bancolombia SA, senior note, 3.00%, 1/29/25	Colombia	650,000	637,676
	Bank of America Corp.,
	sub. bond, 4.183%, 11/25/27	United States	1,810,000	2,066,924
	sub. note, 4.20%, 8/26/24	United States	400,000	444,115
b	BDO Unibank Inc., senior note, Reg S, 2.95%, 3/06/23	Philippines	200,000	204,978
e	BNP Paribas SA,
	senior bond, 144A, 3.052% to 1/13/30, FRN thereafter, 1/13/31	France	200,000	210,650
	senior note, 144A, 2.219% to 6/09/25, FRN thereafter, 6/09/26	France	200,000	204,567
e	BPCE SA,
	senior note, 144A, 5.70%, 10/22/23	France	400,000	447,738
	sub. note, 144A, 5.15%, 7/21/24	France	800,000	893,776
	sub. note, 144A, 4.875%, 4/01/26	France	500,000	567,548
	Citigroup Inc.,
	senior note, 2.572% to 6/30/30, FRN thereafter, 6/03/31	United States	200,000	206,967
	senior note, 3.352% to 4/24/24, FRN thereafter, 4/24/25	United States	1,700,000	1,837,771
f	Comerica Inc., junior sub. bond, 5.625% to 10/01/25, FRN thereafter, Perpetual	United States	100,000	101,730
	Credit Suisse Group Funding Guernsey Ltd.,
	senior note, 3.80%, 9/15/22	Switzerland	1,200,000	1,275,232
	senior note, 3.80%, 6/09/23	Switzerland	400,000	431,082
	HSBC Holdings PLC, senior bond, 2.848% to 6/04/30, FRN thereafter, 6/04/31	United Kingdom	300,000	307,443
	JPMorgan Chase & Co.,
	senior bond, 3.54% to 5/01/27, FRN thereafter, 5/01/28	United States	1,350,000	1,508,302
	senior bond, 4.493% to 3/23/30, FRN thereafter, 3/24/31	United States	400,000	489,650
	sub. note, 3.875%, 9/10/24	United States	400,000	443,748
	Lloyds Banking Group PLC,
	senior note, 4.05%, 8/16/23	United Kingdom	400,000	435,339
	senior note, 3.87%, 7/09/25	United Kingdom	200,000	217,832
	PNC Bank NA, senior bond, 3.10%, 10/25/27	United States	400,000	448,879
e	Standard Chartered PLC, senior note, 144A, 4.05%, 4/12/26	United Kingdom	970,000	1,056,757
	SVB Financial Group, senior note, 3.125%, 6/05/30	United States	100,000	107,311
	Truist Bank, sub. Bond, 2.25%, 3/11/30	United States	400,000	404,486
	Truist Financial Corp., sub. bond, 3.875%, 3/19/29	United States	1,660,000	1,884,069
	US Bancorp., sub. bond, 3.00%, 7/30/29	United States	300,000	325,992
	Wells Fargo & Co., senior note, 2.393% to 6/02/27, FRN thereafter, 6/02/28	United States	200,000	206,803
g	Wells Fargo Bank NA, senior note, FRN, 2.082%, 9/09/22	United States	1,100,000	1,118,009

				18,674,573

	Capital Goods 0.4%
e	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	100,000	89,517
e	Carrier Global Corp., senior note, 144A, 3.577%, 4/05/50	United States	430,000	421,447
	Caterpillar Inc.,
	senior bond, 3.25%, 4/09/50	United States	200,000	224,454
	senior note, 2.60%, 4/09/30	United States	500,000	544,382

FFA-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Orga nization	Principal Amount*	Value

	Corporate Bonds (continued)
	Capital Goods (continued)
	Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	200,000	$273,458
	Northrop Grumman Corp., senior bond, 5.25%, 5/01/50	United States	200,000	288,848
	Raytheon Technologies Corp., senior bond, 4.50%, 6/01/42	United States	800,000	992,043
e	Resideo Funding Inc., senior note, 144A, 6.125%, 11/01/26	United States	200,000	196,131
e	WESCO Distribution Inc., senior note, 144A, 7.125%, 6/15/25	United States	100,000	105,720
	Westinghouse Air Brake Technologies Corp., senior note, 3.20%, 6/15/25	United States	100,000	102,201

				3,238,201

	Commercial & Professional Services 0.1%

e	Ashtead Capital Inc., secured note, second lien, 144A, 4.125%, 8/15/25	United Kingdom	575,000	587,937
e	Harsco Corp., senior note, 144A, 5.75%, 7/31/27	United States	100,000	100,503

				688,440

	Consumer Durables & Apparel 0.1%
e	Ashton Woods USA LLC/Ashton Woods Finance Co., senior note, 144A, 6.75%, 8/01/25	United States	100,000	98,615
	Mohawk Industries Inc., senior bond, 3.625%, 5/15/30	United States	290,000	316,479
	NIKE Inc.,
	senior bond, 2.375%, 11/01/26	United States	100,000	108,992
	senior bond, 3.875%, 11/01/45	United States	100,000	120,738

				644,824

	Consumer Services 0.1%
	Marriott International Inc., senior note, 3.60%, 4/15/24	United States	300,000	301,802
e	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.25%, 5/15/27	United States	100,000	86,663

				388,465

	Diversified Financials 1.2%
	Capital One Financial Corp.,
	senior note, 3.20%, 1/30/23	United States	200,000	210,786
	senior note, 3.75%, 3/09/27	United States	1,035,000	1,143,811
	DY9 Leasing LLC, secured bond, 2.372%, 3/19/27	United States	672,597	705,437
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	1,400,000	1,525,959
	sub. note, 4.25%, 10/21/25	United States	400,000	451,116
	Goldman Sachs Group Inc., senior note, 2.60%, 2/07/30	United States	300,000	313,576
	Morgan Stanley,
	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	1,460,000	1,644,025
	sub. bond, 4.875%, 11/01/22	United States	400,000	435,336
	Private Export Funding Corp., secured bond, 2.80%, 5/15/22	United States	1,600,000	1,668,687
	Springleaf Finance Corp., senior bond, 5.375%, 11/15/29	United States	100,000	94,620
b	TNB Global Ventures Capital Bhd., senior note, Reg S, 3.244%, 10/19/26	Malaysia	300,000	319,549
e	UBS AG London, senior note, 144A, 1.75%, 4/21/22	Switzerland	200,000	203,828

				8,716,730

	Energy 2.5%
e	Aker BP ASA,
	senior note, 144A, 4.75%, 6/15/24	Norway	200,000	201,615
	senior note, 144A, 3.75%, 1/15/30	Norway	500,000	471,358

Semiannual Report	FFA-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.,
	senior bond, 3.337%, 12/15/27	United States	400,000	$426,383
	senior bond, 4.08%, 12/15/47	United States	735,000	765,449
	BP Capital Markets America Inc,
	senior note, 3.937%, 9/21/28	United States	100,000	114,462
	senior note, 4.234%, 11/06/28	United States	400,000	465,008
	Canadian Natural Resources Ltd.,
	senior bond, 3.90%, 2/01/25	Canada	1,010,000	1,082,876
	senior bond, 3.85%, 6/01/27	Canada	300,000	321,039
	senior note, 2.95%, 1/15/23	Canada	400,000	412,851
	Cheniere Corpus Christi Holdings LLC,
	senior secured bond, first lien, 5.125%, 6/30/27	United States	200,000	219,750
	senior secured note, first lien, 5.875%, 3/31/25	United States	200,000	224,668
	Chevron Corp., senior note, 2.355%, 12/05/22	United States	100,000	104,089
	Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	250,000	251,539
	Enable Midstream Partners LP, senior bond, 4.95%, 5/15/28	United States	300,000	278,813
	Energy Transfer Operating LP,
	senior bond, 4.75%, 1/15/26	United States	100,000	109,289
	senior bond, 6.05%, 6/01/41	United States	700,000	722,467
	Enterprise Products Operating LLC,
	senior bond, 3.125%, 7/31/29	United States	400,000	428,895
	senior bond, 6.125%, 10/15/39	United States	700,000	890,773
	EOG Resources Inc., senior bond, 4.375%, 4/15/30	United States	50,000	59,638
	Exxon Mobil Corp.,
	senior bond, 2.61%, 10/15/30	United States	100,000	106,845
	senior note, 3.294%, 3/19/27	United States	400,000	449,479
	Kinder Morgan Inc., senior bond, 5.55%, 6/01/45	United States	800,000	972,493
	Kinder Morgan Inc./DE, senior note, 4.30%, 3/01/28	United States	400,000	453,824
	MPLX LP,
	senior bond, 5.50%, 2/15/49	United States	425,000	482,948
	senior note, 4.875%, 12/01/24	United States	400,000	444,519
	senior note, 4.875%, 6/01/25	United States	100,000	111,690
	Occidental Petroleum Corp., senior note, 2.60%, 8/13/21	United States	400,000	391,990
	Reliance Industries Ltd., senior note, 2.06%, 1/15/26	United States	750,000	769,926
e	Schlumberger Holdings Corp., senior note, 144A, 3.75%, 5/01/24	United States	1,510,000	1,627,484
e	Schlumberger Investment SA, senior bond, 144A, 2.40%, 8/01/22	United States	400,000	410,103
	Total Capital International SA, senior note, 3.455%, 2/19/29	France	670,000	762,280
	Total Capital SA, senior note, 3.883%, 10/11/28	France	400,000	465,015
	TransCanada PipeLines Ltd, senior bond, 4.25%, 5/15/28	Canada	500,000	575,541
	TransCanada PipeLines Ltd., senior bond, 4.875%, 5/15/48	Canada	200,000	247,534
	Transcontinental Gas Pipe Line Co. LLC, senior note, 7.85%, 2/01/26	United States	400,000	521,253
	Valero Energy Corp., senior bond, 4.00%, 4/01/29	United States	935,000	1,041,086
	The Williams Cos. Inc.,
	senior bond, 4.125%, 11/15/20	United States	1,350,000	1,352,237
	senior bond, 4.85%, 3/01/48	United States	320,000	350,449

				19,087,658

FFA-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Food & Staples Retailing 0.5%
e	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	300,000	$306,206
e	CK Hutchison International 19 Ltd., senior note, 144A, 3.25%, 4/11/24	Hong Kong	1,035,000	1,097,138
	Costco Wholesale Corp., senior note, 1.375%, 6/20/27	United States	200,000	204,666
	The Kroger Co., senior bond, 5.40%, 1/15/49	United States	550,000	771,701
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	500,000	551,078
	Walmart Inc., senior note, 3.55%, 6/26/25	United States	100,000	113,434
	Wal-Mart Stores Inc., senior bond, 5.25%, 9/01/35	United States	300,000	438,352

				3,482,575

	Food, Beverage & Tobacco 0.4%
	Anheuser-Busch Cos. LLC/InBev Worldwide Inc., senior bond, 4.90%, 2/01/46	Belgium	100,000	122,692
	Anheuser-Busch InBev Worldwide Inc.,
	senior bond, 3.50%, 6/01/30	Belgium	200,000	225,300
	senior bond, 5.80%, 1/23/59	Belgium	100,000	142,643
	B&G Foods Inc., senior note, 5.25%, 9/15/27	United States	100,000	100,344
	Bunge Ltd. Finance Corp., senior note, 4.35%, 3/15/24	United States	200,000	218,554
	The Coca-Cola Co.,
	senior bond, 4.20%, 3/25/50	United States	200,000	263,283
	senior note, 1.45%, 6/01/27	United States	100,000	102,801
e	Imperial Brands Finance PLC,
	senior note, 144A, 4.25%, 7/21/25	United Kingdom	585,000	644,553
	senior note, 144A, 3.50%, 7/26/26	United Kingdom	300,000	321,209
e	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., senior bond, 144A, 5.50%, 1/15/30	United States	100,000	102,669
e	Kraft Heinz Foods Co., senior note, 144A, 3.875%, 5/15/27	United States	100,000	104,634
e	Post Holdings Inc., senior bond, 144A, 4.625%, 4/15/30	United States	200,000	196,630
	Reynolds American Inc., senior bond, 5.85%, 8/15/45	United Kingdom	650,000	815,127

				3,360,439

	Health Care Equipment & Services 0.9%
	Abbott Laboratories,
	senior bond, 3.75%, 11/30/26	United States	450,000	524,002
	senior bond, 4.75%, 11/30/36	United States	200,000	269,343
	Anthem Inc.,
	senior bond, 4.65%, 1/15/43	United States	100,000	125,823
	senior bond, 5.10%, 1/15/44	United States	600,000	792,839
	senior note, 4.101%, 3/01/28	United States	400,000	468,092
	CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	100,000	94,391
	Cigna Corp.,
	senior note, 4.375%, 10/15/28	United States	500,000	592,125
	senior note, 2.40%, 3/15/30	United States	300,000	311,642
	[e] senior note, 144A, 3.05%, 10/15/27	United States	550,000	598,624
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	300,000	350,956
	senior bond, 4.78%, 3/25/38	United States	100,000	124,377
	senior bond, 5.30%, 12/05/43	United States	800,000	1,047,375

Semiannual Report	FFA-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	CVS Health Corp., (continued) senior bond, 5.125%, 7/20/45	United States	200,000	$258,000
	HCA Inc.,
	senior secured bond, first lien, 4.50%, 2/15/27	United States	408,000	455,206
	senior secured bond, first lien, 4.125%, 6/15/29	United States	300,000	331,222
	Quest Diagnostics Inc., senior bond, 2.80%, 6/30/31	United States	600,000	630,297

				6,974,314

	Household & Personal Products 0.1%
	Avon Products Inc., senior bond, 7.00%, 3/15/23	United Kingdom	260,000	259,188
	The Procter & Gamble Co., senior bond, 3.55%, 3/25/40	United States	400,000	483,469

				742,657

	Insurance 0.8%
	Aflac Inc.,
	senior bond, 4.75%, 1/15/49	United States	700,000	902,890
	senior note, 3.60%, 4/01/30	United States	600,000	701,279
	The Allstate Corp., senior bond, 4.20%, 12/15/46	United States	700,000	867,845
	Arch Capital Group Ltd., senior bond, 3.635%, 6/30/50	United States	300,000	315,363
	Marsh & McLennan Cos. Inc., senior bond, 4.375%, 3/15/29	United States	400,000	482,555
	MetLife Inc.,
	junior sub. bond, 6.40%, 12/15/66	United States	450,000	532,283
	senior bond, 5.70%, 6/15/35	United States	300,000	434,744
e	Metropolitan Life Global Funding I,
	secured note, 144A, 3.60%, 1/11/24	United States	940,000	1,028,437
	senior note, 144A, 2.95%, 4/09/30	United States	250,000	274,255
	Willis North America Inc., senior bond, 2.95%, 9/15/29	United States	100,000	106,154

				5,645,805

	Materials 0.5%
	Air Products and Chemicals Inc., senior bond, 2.70%, 5/15/40	United States	400,000	425,812
e	Alpek SAB de CV, senior note, 144A, 4.25%, 9/18/29	Mexico	200,000	197,812
	Bemis Co Inc., senior note, 2.63%, 6/19/30	United States	100,000	102,635
e	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	300,000	275,025
e	CCL Industries Inc., senior note, 144A, 3.05%, 6/01/30	Canada	200,000	205,031
b	CNAC HK Finbridge Co. Ltd.,
	senior note, Reg S, 4.875%, 3/14/25	China	200,000	222,360
	senior note, Reg S, 3.875%, 6/19/29	China	200,000	217,267
	EI du Pont de Nemours and Co., senior note, 1.70%, 7/15/25	United States	180,000	185,975
e	Glencore Funding LLC, senior note, 144A, 4.625%, 4/29/24	Switzerland	900,000	994,147
e	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	100,000	90,974
e	Novelis Corp., senior bond, 144A, 4.75%, 1/30/30	United States	100,000	95,748
e	Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25	United States	100,000	97,312
e	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior note, 144A, 7.00%, 7/15/24	United States	100,000	100,515
e	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.,senior note, 144A, 7.50%, 6/15/25	United States	100,000	84,832
	Westlake Chemical Corp., senior bond, 3.375%, 6/15/30	United States	100,000	102,346
	WRKCo Inc., senior bond, 3.00%, 6/15/33	United States	235,000	245,703

FFA-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
e	Yara International ASA, senior note, 144A, 3.148%, 6/04/30	Norway	100,000	$104,177

				3,747,671

	Media & Entertainment 0.5%
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	senior bond, 2.80%, 4/01/31	United States	200,000	203,197
	senior secured note, first lien, 4.50%, 2/01/24	United States	550,000	608,924
	Comcast Corp., senior bond, 4.049%, 11/01/52	United States	1,025,000	1,260,704
e	Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	100,000	72,992
	Fox Corp., senior bond, 5.476%, 1/25/39	United States	520,000	695,914
	NBCUniversal Media LLC, senior bond, 5.95%, 4/01/41	United States	200,000	297,518
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	100,000	107,090
e	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 7/15/27	United States	100,000	100,253
e	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	100,000	94,501

				3,441,093

	Pharmaceuticals, Biotechnology & Life Sciences 0.9%
e	AbbVie Inc.,
	senior bond, 144A, 3.80%, 3/15/25	United States	400,000	446,476
	senior bond, 144A, 4.85%, 6/15/44	United States	550,000	688,275
	senior bond, 144A, 4.25%, 11/21/49	United States	370,000	445,493
	senior note, 144A, 3.20%, 11/21/29	United States	500,000	558,276
	Amgen Inc., senior note, 2.20%, 2/21/27	United States	100,000	105,606
	AstraZeneca PLC,
	senior bond, 4.375%, 11/16/45	United Kingdom	750,000	976,723
	senior note, 3.375%, 11/16/25	United Kingdom	100,000	112,464
	Biogen Inc., senior bond, 5.20%, 9/15/45	United States	575,000	755,919
e	Bristol-Myers Squibb Co.,
	senior bond, 144A, 4.625%, 5/15/44	United States	400,000	537,037
	senior note, 144A, 2.60%, 5/16/22	United States	100,000	104,000
	Gilead Sciences Inc.,
	senior bond, 4.60%, 9/01/35	United States	200,000	261,560
	senior bond, 4.80%, 4/01/44	United States	700,000	937,208
	senior note, 3.25%, 9/01/22	United States	100,000	105,673
	Perrigo Finance Unlimited Co., senior note, 3.15%, 6/15/30	United States	100,000	101,047
	Takeda Pharmaceutical Co. Ltd.,
	[h] 3.175%, 7/09/50	Japan	400,000	403,477
	senior note, 5.00%, 11/26/28	Japan	300,000	370,317

				6,909,551

	Real Estate 0.1%
b	China Overseas Finance Cayman VI Ltd., senior note, Reg S, 5.95%, 5/08/24	China	200,000	228,939
	Simon Property Group LP, senior note, 3.375%, 12/01/27	United States	595,000	632,297

				861,236

Semiannual Report	FFA-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Retailing 0.4%
	Alibaba Group Holding Ltd.,
	senior bond, 4.00%, 12/06/37	China	300,000	$348,735
	senior bond, 4.20%, 12/06/47	China	800,000	987,959
	AutoNation Inc., senior bond, 4.75%, 6/01/30	United States	100,000	108,551
	AutoZone Inc., senior note, 3.75%, 4/18/29	United States	100,000	113,786
	Dollar Tree Inc.,
	senior bond, 4.20%, 5/15/28	United States	500,000	582,237
	senior note, 4.00%, 5/15/25	United States	450,000	507,044
e	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	200,000	45,000
	Target Corp., senior note, 2.25%, 4/15/25	United States	100,000	107,092

				2,800,404

	Semiconductors & Semiconductor Equipment 0.0%†
	Intel Corp., senior note, 3.90%, 3/25/30	United States	100,000	121,018

	Software & Services 0.4%
	Fiserv Inc., senior bond, 3.50%, 7/01/29	United States	870,000	978,793
	Microsoft Corp, senior note, 3.30%, 2/06/27	United States	100,000	114,424
	Microsoft Corp., senior note, 2.65%, 11/03/22	United States	1,720,000	1,810,875

				2,904,092

	Technology Hardware & Equipment 0.0%†
e	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	100,000	90,371
e	Presidio Holdings Inc., senior note, 144A, 8.25%, 2/01/28	United States	100,000	100,313

				190,684

	Telecommunication Services 0.4%
e	Altice France SA/France, senior secured note, 144A, 5.50%, 1/15/28	France	300,000	303,507
	AT&T Inc.,
	senior note, 3.80%, 2/15/27	United States	920,000	1,036,888
	senior note, 2.30%, 6/01/27	United States	100,000	103,407
	Bell Canada Inc., senior bond, 4.464%, 4/01/48	Canada	200,000	253,806
	France Telecom SA, senior bond, 9.00%, 3/01/31	France	300,000	489,720
	Telefonica Emisiones SA,
	senior bond, 7.045%, 6/20/36	Spain	200,000	291,319
	senior bond, 5.52%, 3/01/49	Spain	200,000	263,349
	Time Warner Entertainment Co. LP, senior bond, 8.375%, 3/15/23	United States	100,000	117,268
	Verizon Communications Inc.,
	senior bond, 4.016%, 12/03/29	United States	100,000	119,767
	senior bond, 4.00%, 3/22/50	United States	100,000	126,477

				3,105,508

	Transportation 0.4%
	Burlington Northern Santa Fe LLC,
	senior bond, 4.90%, 4/01/44	United States	200,000	268,037
	senior bond, 4.15%, 4/01/45	United States	100,000	124,209

FFA-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Transportation (continued)
	CSX Corp., senior bond, 4.75%, 11/15/48	United States	725,000	$963,800
	Fedex Corp., senior bond, 5.10%, 1/15/44	United States	550,000	643,368
	FedEx Corp.,
	senior bond, 4.75%, 11/15/45	United States	100,000	110,387
	senior note, 3.80%, 5/15/25	United States	400,000	445,124
e	Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	200,000	176,615
b,i	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	200,000	212,674
	United Parcel Service Inc., senior bond, 5.30%, 4/01/50	United States	100,000	143,488

				3,087,702

	Utilities 1.4%
e	Calpine Corp., senior note, 144A, 5.125%, 3/15/28	United States	100,000	97,962
e	Colbun SA,
	senior note, 144A, 3.95%, 10/11/27	Chile	200,000	215,471
	senior note, 144A, 3.15%, 3/06/30	Chile	200,000	202,600
	Dominion Energy Inc.,
	senior note, 4.25%, 6/01/28	United States	1,250,000	1,440,190
	senior note, 3.375%, 4/01/30	United States	100,000	110,850
	Duke Energy Corp., senior bond, 3.75%, 9/01/46	United States	200,000	226,868
	Duke Energy Florida LLC., secured bond, 6.40%, 6/15/38	United States	200,000	305,370
e	Electricite de France SA, senior note, 144A, 4.50%, 9/21/28	France	1,055,000	1,229,909
e	Enel Finance International NV, senior note, 144A, 4.25%, 9/14/23	Italy	1,200,000	1,306,734
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	400,000	462,703
	Georgia Power Co., senior bond, 4.30%, 3/15/42	United States	1,200,000	1,396,096
	MidAmerican Energy Holdings Co., senior bond, 6.125%, 4/01/36	United States	200,000	288,651
	Public Service Enterprise Group Inc., senior note, 2.875%, 6/15/24	United States	1,000,000	1,068,270
	The Southern Co., senior bond, 3.70%, 4/30/30	United States	700,000	801,872
e	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	600,000	664,434
e	Talen Energy Supply LLC, senior secured note, 144A, 7.25%, 5/15/27	United States	100,000	99,669
e	Vistra Operations Co. LLC, senior secured note, first lien, 144A, 3.55%, 7/15/24	United States	235,000	242,692

				10,160,341

	Total Corporate Bonds (Cost $101,858,508)			109,181,935

g,j	Senior Floating Rate Interests 0.3%
	Automobiles & Components 0.0%†
	Clarios Global LP (Power Solutions), Initial Dollar Term Loan, 3.678%, (1-month USD LIBOR + 3.50%), 4/30/26	United States	29,850	28,531

	Capital Goods 0.1%
	Altra Industrial Motion Corp., Term Loan, 2.178%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	27,138	25,917
k	Dynasty Acquisition Co. Inc.,
	Initial Term B-1 Loan, 3.808%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	24,471	21,106
	Initial Term B-2 Loan (CAD), 3.808%, (3-month USD LIBOR + 3.50%), 4/04/26	United States	13,156	11,347

Semiannual Report	FFA-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

[g],j	Senior Floating Rate Interests (continued)
	Capital Goods (continued)
	Navistar Inc., Tranche B Term Loan, 3.70%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	296,962	$282,114

				340,484

	Commercial & Professional Services 0.0%†
	Pitney Bowes Inc., Incremental Tranche Term B Loans, 5.68%, (1-month USD LIBOR + 5.50%), 1/07/25	United States	98,750	83,444
[k]	Ventia Pty. Ltd., Term B Loans, 5.00%, (3-month USD LIBOR + 4.00%), 5/21/26	Australia	22,500	22,050

				105,494

	Consumer Durables & Apparel 0.0%†
	Playtika Holding Corp., Term B Loans, 7.072%, (3-month USD LIBOR + 6.00%), 12/10/24	United States	19,500	19,537

	Consumer Services 0.1%
	Caesars Resort Collection LLC, Term B Loans, 2.928%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	99,490	89,154
	NASCAR Holdings Inc., Initial Term Loans, 2.93%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	259,179	249,590

				338,744

	Energy 0.0%†
	Buckeye Partners LP, Initial Term Loans, 2.923%, (1-month USD LIBOR + 2.75%), 11/01/26	United States	51,192	49,388

	Food & Staples Retailing 0.0%†
	Whatabrands LLC, 2020 Refinancing Term Loans, 2.925%, (1-month USD LIBOR + 2.75%), 8/02/26	United States	19,900	19,092

	Food, Beverage & Tobacco 0.0%†
	B&G Foods Inc., Tranche B-4 Term Loan, 2.678%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	99,250	98,226
	JBS USA Lux SA, New Term Loans, 3.072%, (3-month USD LIBOR + 2.00%), 5/01/26	United States	43,786	41,980

				140,206

	Health Care Equipment & Services 0.0%†
	Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 3.25%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	99,496	98,501
	Inovalon Holdings Inc., Refinancing Date Term Loans, 3.188%, (1-month USD LIBOR + 3.00%), 4/02/25	United States	4,426	4,311
	Phoenix Guarantor Inc., Tranche B-1 Term Loan, 3.435%, (1-month USD LIBOR + 3.25%), 3/05/26	United States	36,806	35,540

				138,352

	Household & Personal Products 0.0%†

[k,l]	Coty Inc, Term Loan, TBD, 4/05/25	United States	29,924	26,894

FFA-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

g,j	Senior Floating Rate Interests (continued)
	Insurance 0.0%†
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Initial Term Loan, 2.928%, (1-month USD LIBOR + 2.75%), 5/10/25	United States	39,797	$37,807
	AssuredPartners Inc., 2020 February Refinancing Term Loans, 3.678%, (1-month USD LIBOR + 3.50%), 2/13/27	United States	29,850	28,619

				66,426

	Materials 0.0%†
k,l	Illuminate Buyer LLC, Term Loan, TBD, 6/15/27	United States	8,147	8,040
	Mauser Packaging Solutions Holding Co., Initial Term Loan, 4.561%, (1-month USD LIBOR + 3.25%), 4/03/24	United States	29,923	27,021

				35,061

	Media & Entertainment 0.0%†
k,l	Banijay Group U.S. Holding Inc., Facility B (USD) Loan, TBD, 2/03/25	France	20,000	19,000
	Diamond Sports Group LLC, Term Loan, 3.43%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	67,755	55,474

				74,474

	Pharmaceuticals, Biotechnology & Life Sciences 0.0%†
	eResearch Technology Inc., Initial Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 2/04/27	United States	10,909	10,745
	Grifols Worldwide Operations USA Inc., Dollar Tranche B Term Loan, 2.109%, (1-week USD LIBOR + 2.00%), 11/15/27	United States	69,650	67,261

				78,006

	Retailing 0.0%†
	Bass Pro Group LLC, Initial Term Loans, 6.072%, (3-month USD LIBOR + 5.00%), 9/25/24	United States	133,890	129,405
	Harbor Freight Tools USA Inc., Refinancing Loans, 3.25%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	60,332	58,236
	Staples Inc., 2019 Refinancing Term B-1 Loans, 5.687%, (3-month USD LIBOR + 5.00%), 4/12/26	United States	14,561	12,577

				200,218

	Software & Services 0.1%
	Dcert Buyer Inc., Initial Term Loans, 4.178%, (1-month USD LIBOR + 4.00%), 10/16/26	United States	49,875	48,431
	Hyland Software Inc., Term Loans, 4.00%, (1-month USD LIBOR + 3.25%), 7/01/24	United States	14,962	14,573
	LegalZoom.com Inc., 2018 Term Loans, 4.678%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	39,798	39,002
	Surf Holdings LLC, Dollar Tranche Term Loan, 3.827%, (3-month USD LIBOR + 3.50%), 3/05/27	United States	30,372	29,239
	TIBCO Software Inc., Term B-3 Loans, 3.93%, (1-month USD LIBOR + 3.75%), 7/31/26	United States	30,000	28,838
k,l	The Ultimate Software Group Inc., 2020 Incremental Term Loan, TBD, 5/03/26	United States	5,253	5,202
k	Vertafore Inc., Initial Term Loans, 3.428%, (1-month USD LIBOR + 3.25%), 7/02/25	United States	9,975	9,432
	Waystar (Navicure Inc.), Initial Term Loans, 4.178%, (1-month USD LIBOR + 4.00%), 10/22/26	United States	29,925	28,952

				203,669

Semiannual Report	FFA-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

g,j	Senior Floating Rate Interests (continued)
	Technology Hardware & Equipment 0.0%†
	CommScope Inc., Initial Term Loans, 3.428%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	69,649		$66,384

	Telecommunication Services 0.0%†
	Aventiv Technologies LLC, Initial Term Loan, 5.500%, (3-month USD LIBOR + 4.50%), 11/01/24	United States	29,620		24,738
	Global Tel*Link Corp., First Lien Term Loan, 4.428%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	39,474		34,428

					59,166

	Transportation 0.0%†
	Avis Budget Car Rental LLC, Tranche B Term, 2.43%, (1-month USD LIBOR + 2.25%), 8/06/27	United States	116,014		103,736
	JetBlue Airways Corporation, Term Loan, 6.25%, (3-month USD LIBOR + 5.25%), 6/16/24	United States	5,078		4,987

k	The Kenan Advantage Group Inc.,
	Initial Canadian Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 7/29/22	United States	5,749		5,389
	Initial U.S. Term Loans, 4.00%, (1-month USD LIBOR + 3.00%), 7/31/22	United States	24,173		22,617

					136,729

	Total Senior Floating Rate Interests (Cost $2,224,556)				2,126,855

	Foreign Government and Agency Securities 0.9%
e	The African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/29	Supranational[m]	200,000		197,859
e	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	550,000		455,288
b	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	350,000	EUR	362,808
e	Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational[m]	300,000		313,755
e	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	15,700,000	DOP	251,077
e	Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus	200,000		206,855
	Government of Colombia,
	senior bond, 9.85%, 6/28/27	Colombia	630,000,000	COP	211,895
	senior bond, 5.00%, 6/15/45	Colombia	500,000		563,398
e	Government of Gabon, senior note, 144A, 6.625%, 2/06/31	Gabon	350,000		313,588
e	Government of Indonesia, senior bond, 144A, 4.35%, 1/08/27	Indonesia	500,000		556,575
e	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	350,000		316,295
e	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	300,000		382,057
	Government of Mexico,
	senior bond, M 20, 8.50%, 5/31/29	Mexico	61,000[n]	MXN	314,510
	senior note, 4.15%, 3/28/27	Mexico	500,000		535,938
	Government of Peru, senior bond, 6.55%, 3/14/37	Peru	200,000		305,111
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	5,800,000	ZAR	275,181
e	Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	300,000		302,321
	Government of Uruguay,
	senior bond, 4.50%, 8/14/24	Uruguay	100,000		109,741
	senior bond, 4.375%, 1/23/31	Uruguay	150,000		175,736
	[o] senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	10,507,408	UYU	250,169

FFA-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Foreign Government and Agency Securities (continued)

e	Panama Notas del Tesoro, senior note, 144A, 3.75%, 4/17/26	Panama	250,000		$261,991

	Total Foreign Government and Agency Securities (Cost $6,894,290)				6,662,148

	U.S. Government and Agency Securities 5.4%
	Federal Agricultural Mortgage Corp., 2.90%, 1/03/22	United States	800,000		830,743
	FFCB,
	3.17%, 3/07/28	United States	800,000		922,163
	senior bond, 2.86%, 7/11/28	United States	800,000		903,007
	Overseas Private Investment Corp., senior note, 2.12%, 3/20/24	United States	400,000		412,615
	TVA, 5.88%, 4/01/36	United States	630,000		983,651
	U.S. Treasury Bond,
	3.125%, 2/15/42	United States	500,000		678,838
	2.50%, 2/15/46	United States	840,000		1,040,205
	2.50%, 5/15/46	United States	395,000		489,839
	2.25%, 8/15/46	United States	4,575,000		5,425,575
	2.75%, 11/15/47	United States	150,000		196,216
	[p] 3.00%, 2/15/49	United States	2,150,000		2,967,462
	2.25%, 8/15/49	United States	500,000		601,230
	[o] Index Linked, 2.00%, 1/15/26	United States	516,828		601,396
	[o] Index Linked, 1.75%, 1/15/28	United States	2,387,013		2,850,292
	[o] Index Linked, 3.625%, 4/15/28	United States	713,497		961,033
	U.S. Treasury Note,
	2.125%, 3/31/24	United States	16,100,000		17,252,785
	2.375%, 8/15/24	United States	880,000		957,619
	2.25%, 8/15/27	United States	920,000		1,033,544
	[o] Index Linked, 0.125%, 7/15/24	United States	864,016		903,608
	[o] Index Linked, 0.375%, 7/15/25	United States	648,838		693,918
	United States Treasury Note/Bond, 1.25%, 5/15/50	United States	50,000		48,016

	Total U.S. Government and Agency Securities (Cost $38,686,872)				40,753,755

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 3.0%

	Diversified Financials 3.0%
e,q	Adagio CLO VIII DAC, VIII-A, B1, 144A, FRN, 1.65%, 4/15/32	Ireland	250,000	EUR	275,695
	American Express Credit Account Master Trust,
	2019-1, A, 2.87%, 10/15/24	United States	600,000		625,901
	2019-3, A, 2.00%, 4/15/25	United States	410,000		425,000
e,q	Ares European CLO VIII BV, 8A, BR, 144A, FRN, 1.60%, 4/17/32	Netherlands	250,000	EUR	271,989
e,r	Atrium XII, 12A, CR, 144A, FRN, 2.748%, (3-month USD LIBOR + 1.65%), 4/22/27	United States	1,240,000		1,185,459
e,q	Avoca CLO XVII Designated Activity Co., 17A, B1R, 144A, FRN, 1.70%, 10/15/32	Ireland	250,000	EUR	272,550
	BA Credit Card Trust, 2018-A3, A3, 3.10%, 12/15/23	United States	500,000		514,200
e,q	Blackrock European CLO IX DAC, 9A, B, 144A, FRN, 1.55%, 12/15/32	Ireland	250,000	EUR	268,141
e,q	BlueMountain CLO XXII Ltd., 2018-1A, B, 144A, FRN, 2.46%, 7/30/30	United States	900,000		845,694
e,q	BlueMountain Fuji Eur CLO V DAC, 5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	250,000	EUR	269,739

Semiannual Report	FFA-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e	BWAY Mortgage Trust, 2013-1515, C, 144A, 3.454%, 3/10/33	United States	750,000		$805,913
	Capital One Multi-Asset Execution Trust, 2015-A4, A4, 2.75%, 5/15/25	United States	380,000		398,341
e,r	Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 4.119%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	250,000		214,435
e,q	Cent CLO, 2018-28A, C, 144A, FRN, 3.894%, 11/07/30	United States	750,000		676,565
e,q	CIM Trust, 2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	437,518		452,360
q	Citibank Credit Card Issuance Trust, 2017-A7, A7, FRN, 0.545%, 8/08/24	United States	130,000		130,591
	Discover Card Execution Note Trust, 2019-A1, A1, 3.04%, 7/15/24	United States	500,000		520,604
e,r	Dryden 42 Senior Loan Fund, 2016-42A, CR, 144A, FRN, 3.269%, (3-month USD LIBOR + 2.05%), 7/15/30	United States	900,000		849,806
e,q	Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	250,000	EUR	277,062
q	FHLMC Structured Agency Credit Risk Debt Notes,
	2017-HQA1, M2, FRN, 3.735%, 8/25/29	United States	216,624		222,054
	2017-HQA3, M2, FRN, 2.535%, 4/25/30	United States	185,342		186,363
	FNMA Connecticut Avenue Securities,
	[r] 2013-C01, M2, FRN, 5.435%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	699,575		640,916
	[r] 2014-C01, M2, FRN, 4.585%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	862,491		771,517
	[r] 2014-C03, 1M2, FRN, 3.185%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	1,198,077		1,059,757
	[r] 2014-C04, 2M2, FRN, 5.185%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	913,437		945,445
	[q] 2016-C02, 1M2, FRN, 6.185%, 9/25/28	United States	665,104		694,876
	[q] 2016-C04, 1M2, FRN, 4.435%, 1/25/29	United States	824,407		860,371
	[q] 2016-C05, 2M2, FRN, 4.635%, 1/25/29	United States	276,926		285,245
	[q] 2016-C06, 1M2, FRN, 4.435%, 4/25/29	United States	167,062		176,006
	[r] 2017-C01, 1M2, FRN, 3.735%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	877,436		899,677
	[q] 2017-C02, 2M2, FRN, 3.835%, 9/25/29	United States	499,604		504,189
	[q] 2017-C05, 1M2, FRN, 2.385%, 1/25/30	United States	862,240		851,834
e,r	LCM XXV Ltd., 25A, B2, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	1,200,000		1,158,579
e,q	Madison Park Euro Funding VIII DAC, 8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	300,000	EUR	325,848
e,q	Neuberger Berman CLO XVIII Ltd., 2014-18A, CR2, 144A, FRN, 4.109%, 10/21/30	United States	800,000		707,510
e,q	Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 2.82%, 10/24/30	United States	1,200,000		1,169,561
e,r	Octagon Investment Partners XVI Ltd., 2013-1A, CR, 144A, FRN, 2.985%, (3-month USD LIBOR + 1.85%), 7/17/30	United States	850,000		787,623
e,q	Provident Funding Mortgage Trust,
	2019-1, A2, 144A, FRN, 3.00%, 12/25/49	United States	283,436		301,016
	2020-1, A3, 144A, FRN, 3.00%, 2/25/50	United States	443,152		453,491
e,q	Towd Point Mortgage Trust, 2015-5, A1B, 144A, FRN, 2.75%, 5/25/55	United States	446,881		450,993

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $23,924,137)				22,732,916

FFA-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Mortgage-Backed Securities 9.4%
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 2.3%
	FHLMC 15 Year, 2.00%, 7/01/35	United States	230,000	$237,897
	FHLMC 30 Year, 3.00%, 3/01/50	United States	6,091,031	6,442,356
	FHLMC 30 Year, 3.50%, 2/01/47	United States	4,346,585	4,694,953
	FHLMC 30 Year, 4.00%, 5/01/47 - 8/01/49	United States	5,127,141	5,489,693

				16,864,899

	Federal National Mortgage Association (FNMA) Fixed Rate 3.3%
	FNMA 15 Year, 2.50%, 6/01/35	United States	795,781	834,010
	FNMA 15 Year, 3.00%, 6/01/35	United States	397,019	418,120
	FNMA 30 Year, 2.50%, 6/01/50	United States	598,706	624,098
s	FNMA 30 Year, 2.50%, 7/01/50	United States	1,050,000	1,094,256
	FNMA 30 Year, 3.00%, 1/01/50	United States	5,058,795	5,333,157
s	FNMA 30 Year, 3.00%, 6/01/50	United States	12,955,000	13,641,210
	FNMA 30 Year, 4.00%, 1/01/50	United States	1,021,243	1,082,149
	FNMA 30 Year, 4.50%, 2/01/50	United States	1,922,884	2,102,639

				25,129,639

	Government National Mortgage Association (GNMA) Fixed Rate 3.8%
	GNMA II SF 30 Year, 3.00%, 9/20/47 - 2/20/50	United States	3,908,495	4,148,312
	GNMA II SF 30 Year, 3.50%, 12/20/49	United States	1,138,335	1,203,064
	GNMA II SF 30 Year, 3.50%, 2/20/50	United States	10,816,883	11,454,365
	GNMA II SF 30 Year, 3.50%, 6/20/50	United States	3,990,000	4,238,734
	GNMA II SF 30 Year, 4.00%, 11/20/49	United States	4,612,420	4,890,698
	GNMA II SF 30 Year, 4.00%, 12/20/49	United States	2,724,831	2,890,804

				28,825,977

	Total Mortgage-Backed Securities (Cost $70,009,383)			70,820,515

	Municipal Bonds 0.9%
	Broward County Airport System Revenue, Refunding, Series C, 3.477%, 10/01/43	United States	140,000	140,078
	California Health Facilities Financing Authority Revenue,
	Senior, No Place Like Home Program, 2.934%, 6/01/32	United States	135,000	140,222
	Senior, No Place Like Home Program, 2.984%, 6/01/33	United States	115,000	119,306
	Senior, No Place Like Home Program, 3.034%, 6/01/34	United States	90,000	93,246
	California State GO, Bid Group - A, Refunding, 2.50%, 10/01/29	United States	500,000	544,850
	City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	270,000	350,687
	Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, 4.094%, 1/15/49	United States	70,000	71,989
	Gilroy USD, GO, Santa Clara County, Refunding, 3.364%, 8/01/47	United States	290,000	298,036
	Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior Series B, 2.585%, 7/01/28	United States	50,000	53,120
	Maricopa County UHSD No. 210 Phoenix, GO, Series C, 5.00%, 7/01/31	United States	200,000	263,908
	Massachusetts State College Building Authority Revenue, Refunding, Series C, 3.373%, 5/01/43	United States	230,000	238,443
	Metro Wastewater Reclamation District Sewer Revenue, Refunding, Series B, 3.158%, 4/01/41	United States	220,000	230,908

Semiannual Report	FFA-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Municipal Bonds (continued)
	New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B, 4.131%, 6/15/42	United States	160,000	$149,426
	New York State Dormitory Authority Revenues, Non State Supported Debt, State University of New York Dormitory Facilities, Series B, 3.142%, 7/01/43	United States	140,000	144,670
	Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	90,000	95,211
	Oregon State Department of Transportation Highway User Tax Revenue,senior lien, Refunding, Series B, 3.168%, 11/15/38	United States	175,000	189,107
	Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	440,000	462,092
	Regional Transportation District Sales Tax Revenue, FasTracks Project, Refunding, Series A, 3.258%, 11/01/38	United States	140,000	152,942
	RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	120,000	126,892
	Salt Lake City Sales and Excise Tax Revenue, Refunding, Series B, 3.102%, 4/01/38	United States	125,000	127,242
	San Bernardino Community College District GO, San Bernadino and Riverside Counties, Election of 2018, Series A-1, 3.271%, 8/01/39	United States	100,000	108,995
	San Diego County Regional Transportation Commission Sales Tax Revenue, Limited Tax, Refunding, Series A, 3.248%, 4/01/48	United States	105,000	111,983
	San Francisco City and County Public Utilities Commission Water Revenue, Green Bonds, Refunding, Sub-Series A, 3.473%, 11/01/43	United States	105,000	112,534
	Sarasota County Capital Import, Revenue, 5.00%, 10/01/34	United States	500,000	649,275
	Texas State GO, Transportation Commission, Highway Improvement, Refunding, 3.211%, 4/01/44	United States	765,000	811,696
	Texas State University System Financing Revenue,
	Refunding, Series B, 2.938%, 3/15/33	United States	105,000	108,568
	Refunding, Serise B, 3.289%, 3/15/40	United States	90,000	92,664
	University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Refunding, Series C, 3.005%, 9/15/41	United States	250,000	268,010
	Utah Transit Authority Sales Tax Revenue, Refunding, Series B, 3.443%, 12/15/42	United States	175,000	181,659

	Total Municipal Bonds (Cost $6,164,913)			6,437,759

	Total Investments before Short Term Investments (Cost $693,008,155)			727,093,346

			Shares

	Short Term Investments (Cost $31,820,585) 4.2%

	Money Market Funds 4.2%
c,t	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	31,820,585	31,820,585

	Total Investments (Cost $724,828,740) 101.0%			758,913,931
	Options Written (0.0)%†			(2,898)
	Other Assets, less Liabilities (1.0)%			(7,499,753)

	Net Assets 100.0%			$751,411,280

FFA-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

	Number of Contracts	Notional Amount	Value

[u] Options Written (Premiums received $4,426) (0.0)%†
Puts - Exchange-Traded
ManpowerGroup Inc., Put Option, Strike Price $65, Expires 7/17/20	19	1,900	$(2,898)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $2,144,929, representing 0.3% of net assets.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dVariable rate security. The rate shown represents the yield at period end.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $38,699,308, representing 5.1% of net assets.

fPerpetual security with no stated maturity date.

gThe coupon rate shown represents the rate at period end.

hSecurity purchased on a when-issued basis. See Note 1(c).

iSee Note 1(e) regarding loan participation notes.

jSee Note 1(g) regarding senior floating rate interests.

kA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

lA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

mA supranational organization is an entity formed by two or more central governments through international treaties.

nPrincipal amount is stated in 100 Mexican Peso Units.

oPrincipal amount of security is adjusted for inflation. See Note 1(i).

pA portion or all of the security has been segregated as collateral for open swap contracts. At June 30, 2020, the value of this security and/or cash pledged amounted to $370,353, representing less than 0.1% of net assets.

qAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

rThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

sSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

tThe rate shown is the annualized seven-day effective yield at period end.

uSee Note 1(d) regarding written options.

Semiannual Report	FFA-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Equity Contracts
S&P 500 E-Mini	Long	48	$ 7,416,480		9/18/20	$ 56,057

Interest Rate Contracts
Australian 3 Yr. Bond	Long	30	2,423,137		9/15/20	642
Australian 10 Yr. Bond	Long	4	410,656		9/15/20	4,214
Canada 10 Yr. Bond	Long	32	3,625,826		9/21/20	9,204
CME Ultra Long Term U.S. Treasury Bond	Long	4	872,625		9/21/20	11,369
Euro-OAT	Long	19	3,578,422		9/08/20	59,091
U.S. Treasury 2 Yr. Note	Long	32	7,066,500		9/30/20	1,335
U.S. Treasury 5 Yr. Note	Long	24	3,017,813		9/30/20	5,657
U.S. Treasury 10 Yr. Note	Short	10	1,391,719		9/21/20	(5,363)
U.S. Treasury 10 Yr. Note	Long	54	7,515,281		9/21/20	24,370
U.S. Treasury 30 Yr. Bond	Long	7	1,249,938		9/21/20	4,146
Ultra 10 Yr. U.S. Treasury Note	Short	17	2,677,234		9/21/20	(15,806)

			$33,829,151			$ 98,859

Total Futures Contracts			$41,245,631			$154,916

*As of period end.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Australian Dollar	JPHQ		Buy	1,100,000	719,644		7/02/20	$ 39,372	$ —
Australian Dollar	JPHQ		Sell	1,100,000	758,373		7/02/20	—	(643)
Turkish Lira	JPHQ		Buy	1,380,000	200,305		7/14/20	300	—
Japanese Yen	CITI		Buy	182,581,700	1,700,000		7/16/20	—	(8,679)
Japanese Yen	CITI		Sell	182,581,700	1,699,264		7/16/20	7,943	—
Australian Dollar	JPHQ		Sell	390,000	267,856		7/21/20	—	(1,305)
Japanese Yen	JPHQ		Buy	239,900,000	2,216,760		7/22/20	5,698	—
Japanese Yen	JPHQ		Sell	134,000,000	1,255,829		7/22/20	14,440	—
Canadian Dollar	JPHQ		Sell	430,000	327,148		7/23/20	10,370	—
Danish Krone	JPHQ		Buy	7,518,245	1,097,909		7/23/20	36,088	—
Danish Krone	JPHQ		Sell	7,518,245	1,122,696		7/23/20	—	(11,302)
Euro	JPHQ		Sell	696,577	776,366		7/23/20	—	(6,611)
Mexican Peso	JPHQ		Buy	6,950,000	360,128		7/23/20	—	(58,641)
Mexican Peso	JPHQ		Sell	6,950,000	306,782		7/23/20	5,296	—
Norwegian Krone	JPHQ		Buy	6,740,000	745,252		7/23/20	—	(44,768)
Norwegian Krone	JPHQ		Sell	6,740,000	661,303		7/23/20	—	(39,180)
Euro	JPHQ		Buy	380,000	430,742		8/05/20	—	(3,480)
Euro	JPHQ		Sell	380,000	427,861		8/05/20	599	—

FFA-40	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ		Sell	1,480,000	894,305		8/06/20	$ —	$ (127,243)
Japanese Yen	JPHQ		Buy	102,000,000	956,669		8/13/20	—	(11,466)
Japanese Yen	JPHQ		Sell	102,000,000	950,196		8/13/20	4,993	—
Singapore Dollar	JPHQ		Buy	1,400,000	104,547,800	JPY	8/13/20	35,917	—
Singapore Dollar	JPHQ		Sell	3,750,000	279,675,187	JPY	8/13/20	—	(99,576)
Chinese Yuan Renminbi	JPHQ		Buy	5,095,000	730,016		8/21/20	—	(11,470)
Chinese Yuan Renminbi	JPHQ		Sell	5,095,000	723,660		8/21/20	5,114	—
Japanese Yen	JPHQ		Buy	70,500,000	674,444		9/14/20	—	(20,834)
Canadian Dollar	JPHQ		Buy	830,000	588,665		9/15/20	22,849	—
Canadian Dollar	JPHQ		Sell	1,450,000	1,047,083		9/15/20	—	(21,225)
Euro	JPHQ		Buy	350,000	397,098		9/15/20	—	(3,207)
Euro	JPHQ		Buy	860,000	930,892		9/15/20	36,952	—
Euro	JPHQ		Sell	1,504,009	1,691,860		9/15/20	—	(753)
Norwegian Krone	JPHQ		Buy	7,680,000	760,411		9/15/20	37,918	—
Norwegian Krone	JPHQ		Sell	7,680,000	752,941		9/15/20	—	(45,388)
South Korean Won	JPHQ		Buy	238,000,000	194,603		9/16/20	3,909	—
South Korean Won	JPHQ		Sell	467,500,000	380,855		9/16/20	—	(9,080)
Indonesian Rupiah	JPHQ		Buy	4,950,000,000	339,041		12/07/20	—	(8,328)

Total Forward Exchange Contracts								$ 267,758	$ (533,179)

Net unrealized appreciation (depreciation)									$ (265,421)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Avon Products Inc.	(5.00)%	Quarterly	CITI	3/20/23	$260,000		$ (2,426)	$ (20,577)	$ 18,151
Contracts to Sell Protection[c,d]
Single Name
Government of Russia	1.00%	Quarterly	CITI	12/20/24	300,000		(212)	2,661	(2,873)	BBB-
Traded Index
[e]Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	250,000		(46,947)	—	(46,947)	Non- Investment Grade

Total Credit Default Swap Contracts							$(49,585)	$ (17,916)	$(31,669)

Semiannual Report	FFA-41

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

Credit Default Swap Contracts (continued)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At June 30, 2020, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			280,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	250,000	EUR	$ 389
Receive Floating 3-month USD LIBOR + 1.305%	Quarterly			387,450	USD
Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	JPHQ	8/20/21	350,000	EUR	(5,414)
Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			277,500	USD
Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	250,000	EUR	(3,372)
Receive Floating 3-month USD LIBOR + 1.87%	Quarterly			275,000	USD
Pay Floating 3-month EUR LIBOR + 1.70%	Quarterly	CITI	10/15/21	250,000	EUR	(5,078)
Receive Floating 3-month USD LIBOR + 1.318%	Quarterly			943,500	USD
Pay Floating 3-month EUR LIBOR + 1.20%	Quarterly	CITI	12/12/21	850,000	EUR	(12,185)

Total Cross Currency Swap Contracts						$(25,660)

At June 30, 2020, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating	At maturity
Pay Fixed 1.913%	At maturity	1/14/29	$700,000	$ (36,368)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.943%	At maturity	1/15/29	2,500,000	(137,239)

Total Inflation Index Swap Contracts				$(173,607)

See Note 8 regarding other derivative information.

See Abbreviations on page FFA-61.

FFA-42	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Allocation VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$658,070,208
Cost - Non-controlled affiliates (Note 3e)	66,758,532

Value - Unaffiliated issuers	$698,396,435
Value - Non-controlled affiliates (Note 3e)	60,517,496
Cash	23,930
Foreign currency, at value (cost $2,900,859)	2,893,378
Receivables:
Investment securities sold	3,508,337
Capital shares sold	88,619
Dividends and interest	2,335,622
Deposits with brokers for:
OTC derivative contracts	73,606
Futures contracts	927,821
Centrally cleared swap contracts	210,325
Variation margin on centrally cleared swap contracts	5,416
OTC swap contracts (upfront payments $3,122)	2,661
Unrealized appreciation on OTC forward exchange contracts	267,758
Unrealized appreciation on OTC swap contracts	18,540
Other assets	1,947

Total assets	769,271,891

Liabilities:
Payables:
Investment securities purchased	16,278,660
Capital shares redeemed	275,245
Management fees	274,484
Distribution fees	184,060
Trustees’ fees and expenses	314
Variation margin on futures contracts	109,597
OTC swap contracts (upfront receipts $26,254)	20,577
Options written, at value (premiums received $4,426)	2,898
Unrealized depreciation on OTC forward exchange contracts	533,179
Unrealized depreciation on OTC swap contracts	75,869
Deferred tax	216
Accrued expenses and other liabilities	105,512

Total liabilities	17,860,611

Net assets, at value	$751,411,280

Net assets consist of:
Paid-in capital	$725,212,750
Total distributable earnings (losses)	26,198,530

Net assets, at value	$751,411,280

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-43

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Allocation VIP Fund

Class 1:
Net assets, at value	$ 804,498

Shares outstanding	166,322

Net asset value and maximum offering price per share	$4.84

Class 2:
Net assets, at value	$371,639,070

Shares outstanding	77,524,145

Net asset value and maximum offering price per share	$4.79

Class 4:
Net assets, at value	$378,967,712

Shares outstanding	76,372,625

Net asset value and maximum offering price per share	$4.96

FFA-44	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Allocation VIP Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$ 4,260,934
Non-controlled affiliates (Note 3e)	2,531,672
Interest:(net of foreign taxes)~
Unaffiliated issuers	3,816,079

Total investment income	10,608,685

Expenses:
Management fees (Note 3a)	2,038,845
Distribution fees: (Note 3c)
Class 2	462,107
Class 4	654,011
Custodian fees (Note 4)	20,927
Reports to shareholders	42,652
Professional fees	39,957
Trustees’ fees and expenses	2,438
Other	44,986

Total expenses	3,305,923
Expense reductions (Note 4)	(14,316)
Expenses waived/paid by affiliates (Note 3e and 3f)	(180,568)

Net expenses	3,111,039

Net investment income	7,497,646

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(14,133,947)
Non-controlled affiliates (Note 3e)	(1,061,746)
Written options	68,032
Realized gain distributions from REITs	4,867
Foreign currency transactions	213,395
Forward exchange contracts	(22,661)
Futures contracts	1,639,105
Swap contracts	(857,729)

Net realized gain (loss)	(14,150,684)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,867,896)
Non-controlled affiliates (Note 3e)	(3,493,563)
Translation of other assets and liabilities denominated in foreign currencies	(20,849)
Forward exchange contracts	(199,386)
Written options	1,528
Futures contracts	365,252
Swap contracts	(149,866)
Change in deferred taxes on unrealized appreciation	16

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-45

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Franklin Allocation VIP Fund

Net change in unrealized appreciation (depreciation)	$ (6,364,764)

Net realized and unrealized gain (loss)	(20,515,448)

Net increase (decrease) in net assets resulting from operations	$(13,017,802)

*Foreign taxes withheld on dividends	$ 147,015
~Foreign taxes withheld on interest	$ 2,318

FFA-46	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Allocation VIP Fund

	Six Months Ended
	June 30,	Year Ended December 31,
	2020
	(unaudited)	2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,497,646	$ 10,197,177
Net realized gain (loss)	(14,150,684)	239,840,198
Net change in unrealized appreciation (depreciation)	(6,364,764)	(103,898,058)

Net increase (decrease) in net assets resulting from operations	(13,017,802)	146,139,317

Distributions to shareholders:
Class 1	(227,035)	(114,944)
Class 2	(106,811,345)	(41,503,915)
Class 4	(104,689,180)	(39,405,922)

Total distributions to shareholders	(211,727,560)	(81,024,781)

Capital share transactions: (Note 2)
Class 1	202,051	(205,346)
Class 2	82,030,559	(18,907,288)
Class 4	83,349,005	(20,095,745)

Total capital share transactions	165,581,615	(39,208,379)

Net increase (decrease) in net assets	(59,163,747)	25,906,157
Net assets:
Beginning of period	810,575,027	784,668,870

End of period	$ 751,411,280	$ 810,575,027

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFA-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Allocation VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Allocation VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

FFA-48	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the

Semiannual Report	FFA-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate and equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or

FFA-50	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and market risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 8 regarding other derivative information.

e.  Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from

Semiannual Report	FFA-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Loan Participation Notes (continued)

the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On

July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

h.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

income, capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

j.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31,

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	3,998	$25,836	12,786	$87,589
Shares issued in reinvestment of distributions	47,596	227,035	18,101	114,944
Shares redeemed	(7,955)	(50,820)	(62,639)	(407,879)

Net increase (decrease)	43,639	$202,051	(31,752)	$(205,346)

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31,

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	1,929,143	$12,305,662	2,057,930	$13,832,099
Shares issued in reinvestment of distributions	22,581,680	106,811,345	6,577,483	41,503,915
Shares redeemed	(6,182,367)	(37,086,448)	(11,168,839)	(74,243,302)

Net increase (decrease)	18,328,456	$82,030,559	(2,533,426)	$(18,907,288)

Class 4 Shares:
Shares sold	999,707	$6,553,397	973,482	$6,631,528
Shares issued in reinvestment of distributions	21,365,139	104,689,180	6,099,988	39,405,922
Shares redeemed	(4,318,741)	(27,893,572)	(9,669,394)	(66,133,195)

Net increase (decrease)	18,046,105	$83,349,005	(2,595,924)	$(20,095,745)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment Manager
Templeton Global Advisors Limited (Global Advisors)	Investment Manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment Manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers of 0.55% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Global Advisors and FT Institutional, affiliates of Advisers, provide subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
Franklin LibertyQ U.S. Equity ETF	$—	$4,446,394	$(4,056,817)	$(389,577)	$—	$	—[a]	—	$10,093
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	21,473,752	153,839,221	(143,492,388)	—	—		31,820,585	31,820,585	72,098
Templeton Global Bond VIP Fund, Class 1	33,013,162	4,449,481	(4,600,000)	(672,169)	(3,493,563)		28,696,911	1,981,831	2,449,481

Total Affiliated Securities	$54,486,914	$162,735,096	$(152,149,205)	$(1,061,746)	$(3,493,563)		$60,517,496		$2,531,672

aAs of June 30, 2020, no longer held by the fund.

f.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) and acquired fund fees and expenses for each class of the Fund do not exceed 0.57%, based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

Semiannual Report	FFA-55

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

5. Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$725,772,409

Unrealized appreciation	$ 68,781,770
Unrealized depreciation	(36,002,107)

Net unrealized appreciation (depreciation)	$ 32,779,663

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $365,133,226 and $412,343,542, respectively.

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$120,028	[a]	Variation margin on futures contracts	$ 21,169	[a]

	Unrealized appreciation on OTC swap contracts	389		Unrealized depreciation on OTC swap contracts	26,049

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	267,758		Unrealized depreciation on OTC forward exchange contracts	533,179

Credit contracts	OTC swap contracts (upfront payments)	2,661		OTC swap contracts (upfront receipts)	20,577

	Unrealized appreciation on OTC swap contracts	18,151		Unrealized depreciation on OTC swap contracts	49,820

Equity contracts	Investments in securities, at value	—		Options written, at value	2,898

	Variation margin on futures contracts	56,057	[a]	Variation margin on futures contracts	—

FFA-56	Semiannual Report

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Inflation contracts	Variation margin on centrally cleared swap contracts	$ —	Variation margin on centrally cleared swap contracts	$173,607	[a]

Totals		$465,044		$827,299

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Investments	$ (149,096)	Investments	$ —

	Written options	59,737	Written options	—

	Futures contracts	1,307,952	Futures contracts	355,917

	Swap contracts	(53,983)	Swap contracts	65,600

Foreign exchange contracts	Investments	27,482	Investments	—

	Forward exchange contracts	(22,661)	Forward exchange contracts	(199,386)

Credit contracts	Written options	6,663	Written options	—

	Swap contracts	(599,207)	Swap contracts	(18,080)

Equity contracts	Written options	1,632	Written options	1,528

	Futures contracts	331,153	Futures contracts	9,335

Inflation contracts	Swap contracts	(204,539)	Swap contracts	(197,386)

Totals		$ 705,133		$ 17,528

For the period ended June 30, 2020, the average month end notional amount of futures contracts, swap contracts and options, and the average month end contract value for forward exchange contracts were as follows:

Futures contracts	$53,406,412
Swap contracts	$16,007,098
Forward exchange contracts	$21,986,085
Options	2,657,429	shares

Semiannual Report	FFA-57

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

8. Other Derivative Information (continued)

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$267,758	$533,179

Swap contracts	21,201	96,446

Total	$288,959	$629,625

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty

CITI	$ 29,144	$ (29,144)	$ —	$ —	$ —

JPHQ	259,815	(259,815)	—	—	—

Total	$288,959	$(288,959)	$ —	$ —	$ —

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a,b]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Counterparty

CITI	$ 99,711	$ (29,144)	$ —	$(70,567)	$ —

JPHQ	529,914	(259,815)	(270,099)	—	—

Total	$629,625	$(288,959)	$(270,099)	$(70,567)	$ —

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

bSee the accompanying Statement of Investments for securities pledged as collateral for derivatives.

See Note 1(d) regarding derivative financial instruments.

FFA-58	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

See Abbreviations on page FFA-61.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report	FFA-59

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Automobiles & Components	$1,442,221	$3,688,986	$—	$5,131,207
Banks	629,440	8,609,807	—	9,239,247
Capital Goods	33,917,815	10,576,577	—	44,494,392
Commercial & Professional Services	7,818,640	4,072,329	—	11,890,969
Consumer Durables & Apparel	7,532,184	3,616,031	—	11,148,215
Diversified Financials	37,246,911	8,067,189	—	45,314,100
Energy	4,935,763	4,833,765	—	9,769,528
Food & Staples Retailing	6,642,731	3,219,813	—	9,862,544
Food, Beverage & Tobacco	15,098,895	2,822,092	—	17,920,987
Health Care Equipment & Services	21,383,180	4,592,001	—	25,975,181
Household & Personal Products	8,808,602	738,944	—	9,547,546
Insurance	1,130,718	2,654,917	—	3,785,635
Materials	14,369,748	10,386,275	—	24,756,023
Media & Entertainment	11,449,799	4,540,598	—	15,990,397
Pharmaceuticals, Biotechnology & Life Sciences	29,748,526	14,738,005	—	44,486,531
Real Estate	7,395,298	3,546,112	—	10,941,410
Retailing	24,318,806	3,858,183	—	28,176,989
Semiconductors & Semiconductor Equipment	19,427,855	3,756,828	—	23,184,683
Software & Services	50,715,638	6,853,662	—	57,569,300
Technology Hardware & Equipment	14,604,354	2,247,795	—	16,852,149
Telecommunication Services	2,564,611	4,519,736	—	7,084,347
Transportation	11,160,580	2,798,976	—	13,959,556
Utilities	10,972,639	2,525,521	—	13,498,160
All Other Equity Investments	7,798,367	—	—	7,798,367
Corporate Bonds	—	109,181,935	—	109,181,935
Senior Floating Rate Interests	—	2,126,855	—	2,126,855
Foreign Government and Agency Securities	—	6,662,148	—	6,662,148
U.S. Government and Agency Securities	—	40,753,755	—	40,753,755
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	22,732,916	—	22,732,916
Mortgage-Backed Securities	—	70,820,515	—	70,820,515
Municipal Bonds	—	6,437,759	—	6,437,759
Short Term Investments	31,820,585	—	—	31,820,585

Total Investments in Securities	$382,933,906	$375,980,025	$—	$758,913,931

Other Financial Instruments:
Futures Contracts	$176,085	$—	$—	$176,085
Forward Exchange Contracts	—	267,758	—	267,758
Swap Contracts	—	18,540	—	18,540

Total Other Financial Instruments	$176,085	$286,298	$—	$462,383

FFA-60	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Allocation VIP Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$2,898	$—	$—	$2,898
Futures Contracts	21,169	—	—	21,169
Forward Exchange Contracts	—	533,179	—	533,179
Swap Contracts	—	249,476	—	249,476

Total Other Financial Instruments	$24,067	$782,655	$—	$806,722

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity investments.

11.	New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

CITI	Citigroup, Inc.	COP	Colombian Peso	ADR	American Depositary Receipt

JPHQ	JP Morgan Chase & Co.	CNY	Chinese Yuan	CLO	Collateralized Loan Obligations

		DOP	Dominican Peso	FFCB	Federal Farm Credit Bank

		DKK	Danish Krone	FRN	Floating Rate Note

		EUR	Euro	GO	General Obligation

		JPY	Japanese Yen	LIBOR	London InterBank Offered Rate

		MXN	Mexican Peso	SF	Single Family

		USD	United States Dollar	USD	United School District

		UYU	Uruguayan Peso	UHSD	Unified/Union High School District

		ZAR	South African Rand

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Franklin Flex Cap Growth VIP Fund

This semiannual report for Franklin Flex Cap Growth VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a +15.30% total return* for the six-month period ended June 30, 2020.

*The Fund has an expense reduction and a fee waiver associated with any investments in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FFC-1

FRANKLIN FLEX CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 3000® Growth Index posted a +8.98% total return, the Russell 1000® Growth Index posted a +9.81% total return, and the Standard and Poor’s® 500 (S&P® 500) posted a -3.08% total return for the same period.1

Portfolio Composition

Based on Total Net Assets as of 6/30/20

Economic and Market Overview

U.S. equities, as measured by the S&P 500, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.2 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN FLEX CAP GROWTH VIP FUND

of Economic Research, and the country slipped into a deep recession.

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months ended June 30, 2020, a majority of sectors in the Fund’s portfolio posted positive absolute returns. Relative to the Russell 3000® Growth Index,

Top 10 Holdings
6/30/20

Company Sector/Industry	% of Total Net Assets
Microsoft Corp. Software & Services	8.4%
Amazon.com Inc. Retailing	6.8%
ServiceNow Inc. Software & Services	6.2%
Alphabet Inc. Media & Entertainment	5.5%
salesforce.com Inc. Software & Services	4.3%
Mastercard Inc. Software & Services	3.7%
Costco Wholesale Corp. Food & Staples Retailing	3.1%
Visa Inc. Software & Services	2.9%
Facebook Inc. Media & Entertainment	2.8%
Danaher Corp. Health Care Equipment & Services	2.5%

contributors included stock selection and an overweighted position in information technology (IT), stock selection and an underweight in health care, and stock selection in consumer discretionary. Relative detractors included overweighted positions in utilities and consumer staples.

In IT, enterprise workflow management provider ServiceNow contributed to relative results. Shares rose after the company raised subscription revenue guidance in its fourth-quarter 2019 earnings report. Investors were further impressed when first-quarter 2020 earnings came in line with expectations despite many businesses reducing activity in March due to COVID-19. Graphics processing units (GPU) manufacturer NVIDIA and electronic payments company PayPal Holdings contributed as well.

In health care, cloud software provider Veeva Systems helped relative performance. Shares of the company, which focuses on the life sciences industry, rose after revenue for its April quarter beat expectations. We are concerned, however, about a lack of transparency around the number of shares owned by the CEO and his resulting voting power. Veterinary services and products company IDEXX Laboratories also contributed.

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FRANKLIN FLEX CAP GROWTH VIP FUND

In consumer discretionary, online marketplace and web services operator Amazon.com contributed to relative results as shares of the company rose during the COVID-19 pandemic. Consumers increasingly turned to the online retailer for basic goods as they spent growing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services.

Elsewhere, Singaporean-internet platform provider Sea was also a significant relative contributor.

Turning to relative detractors, in utilities, an off-benchmark position in clean energy company NextEra Energy hurt results.

In consumer staples, beauty products manufacturer Estee Lauder detracted from relative performance. Sales were hurt by the pandemic-induced closure of most of the company’s retail stores, though a growth in online sales, particularly in Asia, offset some of those losses.

Elsewhere, aerospace and defense companies Raytheon and Boeing detracted from relative results. Raytheon merged with United Technologies on April 3, 2020, to form Raytheon Technologies. The company has been hurt by the negative impact of recently declining aviation demand, and the Fund liquidated its position during the period. We also sold off our holdings in Boeing due to the collapse of international aviation travel, significantly decreased sales of the troubled 777 airliner and an uncertain rollout for the company’s new 777X airliner.

Thank you for your participation in Franklin Flex Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLEX CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,153.00	$5.14	$1,020.09	$4.82	0.96%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$8.06	$6.46	$7.46	$5.89	$7.09	$16.61

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)	(0.01)	(0.02)	(0.01)	(0.03)	(0.06)

Net realized and unrealized gains (losses)	1.22	1.99	0.42	1.60	(0.20)	1.00

Total from investment operations	1.21	1.98	0.40	1.59	(0.23)	0.94

Less distributions from:

Net realized gains	(0.58)	(0.38)	(1.40)	(0.02)	(0.97)	(10.46)

Net asset value, end of period	$8.69	$8.06	$6.46	$7.46	$5.89	$7.09

Total return[c]	15.30%	31.16%	3.14%	26.94%	(2.89)%	4.37%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.33%	1.33%	1.30%	1.35%	1.36%	1.33%

Expenses net of waiver and payments by affiliates	0.96% [e]	0.96% [e]	0.96% [e]	0.96%	0.96%	0.96%

Net investment income (loss)	(0.36)%	(0.19)%	(0.20)%	(0.20)%	(0.44)%	(0.62)%

Supplemental data

Net assets, end of period (000’s)	$101,481	$97,964	$69,233	$81,084	$73,337	$82,901

Portfolio turnover rate	16.11%	26.29%	15.17%	52.12%	17.76%	88.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FFC-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Flex Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$7.71	$6.20	$7.21	$5.70	$6.90	$16.44

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.02)	(0.02)	(0.02)	(0.03)	(0.07)

Net realized and unrealized gains (losses)	1.17	1.91	0.41	1.55	(0.20)	0.99

Total from investment operations	1.15	1.89	0.39	1.53	(0.23)	0.92

Less distributions from:

Net realized gains	(0.58)	(0.38)	(1.40)	(0.02)	(0.97)	(10.46)

Net asset value, end of period	$8.28	$7.71	$6.20	$7.21	$5.70	$6.90

Total return[c]	15.21%	31.03%	3.10%	26.78%	(2.98)%	4.32%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.43%	1.43%	1.40%	1.45%	1.46%	1.43%

Expenses net of waiver and payments by affiliates	1.06% [e]	1.06% [e]	1.06% [e]	1.06%	1.06%	1.06%

Net investment income (loss)	(0.46)%	(0.29)%	(0.30)%	(0.30)%	(0.54)%	(0.72)%

Supplemental data

Net assets, end of period (000’s)	$32,448	$31,761	$29,681	$30,112	$27,163	$34,479

Portfolio turnover rate	16.11%	26.29%	15.17%	52.12%	17.76%	88.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Flex Cap Growth VIP Fund

		Shares	Value

	Common Stocks 95.8%
	Automobiles & Components 0.9%
a	Tesla Inc.	1,181	$1,275,256

	Capital Goods 1.5%
	Fortive Corp.	9,730	658,332
	Roper Technologies Inc.	3,325	1,290,964

			1,949,296

	Commercial & Professional Services 1.9%
a	CoStar Group Inc.	1,746	1,240,830
	Verisk Analytics Inc.	7,706	1,311,561

			2,552,391

	Consumer Durables & Apparel 1.3%
	NIKE Inc., B	17,213	1,687,735

	Diversified Financials 3.3%
	Intercontinental Exchange Inc.	12,679	1,161,396
	MSCI Inc.	5,901	1,969,872
	Tradeweb Markets Inc.	22,178	1,289,429

			4,420,697

	Food & Staples Retailing 3.1%
	Costco Wholesale Corp.	13,546	4,107,283

	Health Care Equipment & Services 10.5%
	Abbott Laboratories	27,566	2,520,359
	Danaher Corp.	19,354	3,422,368
a	IDEXX Laboratories Inc.	8,293	2,738,017
a	Intuitive Surgical Inc.	4,426	2,522,068
a	Veeva Systems Inc.	12,433	2,914,544

			14,117,356

	Household & Personal Products 2.5%
	Estee Lauder Cos. Inc., A	18,062	3,407,938

	Media & Entertainment 13.6%
a	Alphabet Inc., C	5,246	7,415,798
a	Charter Communications Inc., A	4,421	2,254,887
a	Facebook Inc., A	16,685	3,788,663
a	Netflix Inc.	4,693	2,135,503
a	Sea Ltd., ADR (Taiwan)	22,650	2,428,986
a	ZoomInfo Technologies Inc.	3,800	193,914

			18,217,751

	Pharmaceuticals, Biotechnology & Life Sciences 1.1%
a	10X Genomics Inc., A	369	32,955
a	Applied Molecular Transport Inc.	5,900	148,326
a	Illumina Inc.	3,403	1,260,301
a	Legend Biotech Corp., ADR	1,700	72,352

			1,513,934

FFC-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Real Estate 4.8%
	American Tower Corp.	9,835	$2,542,741
	Crown Castle International Corp.	15,536	2,599,950
	Equinix Inc.	1,830	1,285,209

			6,427,900

	Retailing 9.6%
[a]	Alibaba Group Holding Ltd., ADR (China)	8,731	1,883,277
[a]	Amazon.com Inc.	3,302	9,109,623
[a]	Booking Holdings Inc.	221	351,907
[a]	MercadoLibre Inc. (Argentina)	1,505	1,483,584
[a]	Vroom Inc.	500	26,070

			12,854,461

	Semiconductors & Semiconductor Equipment 6.1%
	Analog Devices Inc.	11,440	1,403,002
	ASML Holding NV, N.Y. shs (Netherlands)	3,880	1,427,956
	NVIDIA Corp.	7,606	2,889,595
	Xilinx Inc.	24,545	2,414,983

			8,135,536

	Software & Services 32.7%
[a]	Adobe Inc.	7,606	3,310,968
[a]	Atlassian Corp. PLC	8,542	1,539,866
[a]	Bill.Com Holdings Inc.	284	25,620
[a]	Coupa Software Inc.	6,091	1,687,451
	Mastercard Inc., A	16,572	4,900,340
	Microsoft Corp.	55,590	11,313,121
a	PayPal Holdings Inc.	17,063	2,972,886
a	salesforce.com Inc.	30,587	5,729,863
a	ServiceNow Inc.	20,489	8,299,274
a	Shift4 Payments Inc.	2,600	92,300
	Visa Inc., A	20,224	3,906,670

			43,778,359

	Technology Hardware & Equipment 0.9%
a	Keysight Technologies Inc.	12,248	1,234,353

	Utilities 2.0%
	NextEra Energy Inc.	11,110	2,668,289

	Total Common Stocks (Cost $61,854,237)		128,348,535

Semiannual Report	FFC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

		Shares	Value

	Short Term Investments (Cost $5,605,537) 4.2%

	Money Market Funds 4.2%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	5,605,537	$5,605,537

	Total Investments (Cost $67,459,774) 100.0%		133,954,072

	Other Assets, less Liabilities (0.0)%†		(25,760)

	Net Assets 100.0%		$133,928,312

See Abbreviations on page FFC-20.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

FFC-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Flex Cap Growth VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$61,854,237
Cost - Non-controlled affiliates (Note 3e)	5,605,537

Value - Unaffiliated issuers	$128,348,535
Value - Non-controlled affiliates (Note 3e)	5,605,537
Cash	72
Receivables:
Capital shares sold	214,725
Dividends	18,521
Other assets	108

Total assets	134,187,498

Liabilities:
Payables:
Capital shares redeemed	109,016
Management fees	66,773
Distribution fees	29,579
Reports to shareholders	25,867
Professional fees	24,710
Accrued expenses and other liabilities	3,241

Total liabilities	259,186

Net assets, at value	$133,928,312

Net assets consist of:
Paid-in capital	$58,259,407
Total distributable earnings (losses)	75,668,905

Net assets, at value	$133,928,312

Class 2:
Net assets, at value	$101,480,767

Shares outstanding	11,671,510

Net asset value and maximum offering price per share	$8.69

Class 4:
Net assets, at value	$32,447,545

Shares outstanding	3,916,935

Net asset value and maximum offering price per share	$8.28

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Flex Cap Growth VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$359,155
Non-controlled affiliates (Note 3e)	3,120
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	318
Non-controlled affiliates (Note 3e)	10

Total investment income	362,603

Expenses:
Management fees (Note 3a)	593,671
Distribution fees: (Note 3c)
Class 2	113,408
Class 4	53,355
Custodian fees (Note 4)	1,815
Reports to shareholders	22,731
Professional fees	29,521
Trustees’ fees and expenses	386
Other	3,553

Total expenses	818,440
Expense reductions (Note 4)	(128)
Expenses waived/paid by affiliates (Note 3e and 3f)	(222,312)

Net expenses	596,000

Net investment income (loss)	(233,397)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	9,427,688

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	5,559,178

Net realized and unrealized gain (loss)	14,986,866

Net increase (decrease) in net assets resulting from operations	$14,753,469

FFC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Flex Cap Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(233,397)	$(271,500)
Net realized gain (loss)	9,427,688	8,427,290
Net change in unrealized appreciation (depreciation)	5,559,178	22,895,498

Net increase (decrease) in net assets resulting from operations	14,753,469	31,051,288

Distributions to shareholders:
Class 2	(6,270,140)	(4,527,605)
Class 4	(2,134,830)	(1,613,765)

Total distributions to shareholders	(8,404,970)	(6,141,370)

Capital share transactions: (Note 2)
Class 2	(583,815)	10,720,742
Class 4	(1,561,279)	(4,820,540)

Total capital share transactions	(2,145,094)	5,900,202

Net increase (decrease) in net assets	4,203,405	30,810,120
Net assets:
Beginning of period	129,724,907	98,914,787

End of period	$133,928,312	$129,724,907

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FFC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Flex Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flex Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

b.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2020, the Fund had no securities on loan.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Semiannual Report	FFC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	2,904,628	$24,148,076	3,678,687	$27,630,014
Shares issued in reinvestment of distributions	752,718	6,270,140	606,105	4,527,605
Shares redeemed	(4,138,598)	(31,002,031)	(2,846,348)	(21,436,877)

Net increase (decrease)	(481,252)	$(583,815)	1,438,444	$10,720,742

Class 4 Shares:
Shares sold	241,848	$1,885,103	406,751	$2,950,254
Shares issued in reinvestment of distributions	268,870	2,134,830	226,017	1,613,765
Shares redeemed	(714,042)	(5,581,212)	(1,300,636)	(9,384,559)

Net increase (decrease)	(203,324)	$(1,561,279)	(667,868)	$(4,820,540)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.850%	Over $250 million, up to and including $10 billion
0.800%	Over $10 billion, up to and including $12.5 billion
0.775%	Over $12.5 billion, up to and including $15 billion
0.750%	In excess of $15 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.981% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$ 2,694,405	$25,240,403	$(22,329,271)	$ —	$ —	$ 5,605,537	5,605,537	$3,120

Semiannual Report	FFC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

3. Transactions with Affiliates (continued)

e. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates (continued)
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$23,100	$1,211,910	$(1,235,010)	$ —	$ —	$ —	—	$ 10

Total Affiliated Securities	$2,717,505	$26,452,313	$(23,564,281)	$ —	$ —	$5,605,537		$3,130

f.  Waiver and Expense Reimbursements

Advisers have contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund does not exceed 0.71% based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$67,479,008

Unrealized appreciation	$66,503,224
Unrealized depreciation	(28,160)

Net unrealized appreciation (depreciation)	$66,475,064

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $19,323,735 and $33,088,462, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

Semiannual Report	FFC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flex Cap Growth VIP Fund (continued)

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FFC-20	Semiannual Report

Franklin Global Real Estate VIP Fund

This semiannual report for Franklin Global Real Estate VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -17.50% total return* for the six-month period ended June 30, 2020.

*The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FGR-1

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Fund Goal and Main Investments

The Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential or commercial real estate (such as real estate operating or service companies).

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the FTSE EPRA/NAREIT Developed Index posted a -20.93% total return for the same period.1

Portfolio Composition

Based on Total Net Assets as of 6/30/20

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return

Top 10 Countries

6/30/20

% of Total Net Assets
U.S.	55.5%
Japan	10.8%
Germany	6.3%
U.K.	6.1%
Hong Kong	5.3%
Australia	4.4%
Singapore	3.4%
Canada	2.2%
Spain	1.5%
France	1.5%

due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

We seek to limit price volatility by investing across markets and property types. When selecting investments for the Fund’s portfolio, we apply a “bottom-up” stock selection process that incorporates macro-level views in the evaluation process. Our portfolio construction process combines bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the six months under review, the Fund had negative absolute returns but outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index. Key contributors to relative performance included an overweighted position in the industrial property sector. Outperformance was led by an off-benchmark investment in Australian REIT Goodman Group, one of the world’s largest owners, developers and managers of industrial property. Like all industrial REITs, Goodman has benefited from the ongoing structural tailwinds of e-commerce penetration and increased investment in supply chains. Additionally, Goodman maintains what we view as one of the strongest growth outlooks within its

2. Source: U.S. Bureau of Labor Statistics.

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FRANKLIN GLOBAL REAL ESTATE VIP FUND

category due to its substantial development pipeline and a strong balance sheet, which enables ongoing reinvestment. Furthermore, the company’s third-party management platform has continued to attract capital, benefiting from the immense appetite from institutional investors for industrial real estate. Despite the disruption of COVID-19, Goodman reiterated its 2020 fiscal year earnings per share growth guidance in its most recent update as the prevailing growth drivers remain intact.

An underweighted position and stock selection in the struggling retail property sector also enhanced relative results, as did an off-benchmark position in the towers/ infrastructure sector. Notable contributors from the latter sector included U.S.-based SBA Communications. SBA owns and operates a portfolio of over 30,000 communications sites, mostly located in the U.S. American tower REITs like SBA have continued to enjoy a strong outlook owing to strong growth projections for mobile data usage over the next several years. The U.S. tower industry has been further supported by the early stages of deployment of assets for 5G technology. In addition, SBA and other tower REITs continued to outperform following the COVID-19 outbreak, as the essential nature of wireless services effectively shields tower operators from any notable slowdown in leasing activity amid the health crisis and macroeconomic weakness.

From the office space sector, relative contributors included U.S.-based medical and life-science office landlord Alexandria Real Estate. Alexandria continued to benefit from its unique life science focused development platform, which has been a notable differentiator amid the pandemic. Demand for lab space has remained healthy and is unlikely to be impaired by social distancing considerations or the recession the pandemic response has induced. This represents a notable contrast to office peers, where secular concerns on the viability of office demand and cyclical risks around negative net absorption trends predominate.

Conversely, an underweighting to the storage property sector detracted from relative performance as the sector, overall, performed better than the benchmark index during a volatile reporting period. We have maintained an underweighted investment in U.S.-based Public Storage due to concerns about industry-wide oversupply following three years of what we believe to be excessive new construction. The presence of this new supply has weighed on new rental pricing and, in turn, on same store net operating income growth and cash flow growth. However, the storage subsector remains highly defensive and Public Storage has maintained what we view as a particularly strong balance sheet, two attributes that

Top 10 Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Prologis Inc. Industrial REITs, U.S.	6.6%
Vonovia SE Real Estate Operating Companies, Germany	3.9%
Alexandria Real Estate Equities Inc. Office REITs, U.S.	3.3%
AvalonBay Communities Inc. Residential REITs, U.S.	2.7%
Realty Income Corp. Retail REITs, U.S.	2.7%
Healthpeak Properties Inc. Health Care REITs, U.S.	2.6%
Segro PLC Industrial REITs, U.K.	2.5%
Goodman Group Industrial REITs, Australia	2.4%
Extra Space Storage Inc. Specialized REITs, U.S.	2.3%
Equinix Inc. Specialized REITs, U.S.	2.2%

became particularly important once the COVID-19 pandemic became apparent in March.

Elsewhere, hotel operator Ryman Hospitality Properties (not held at period-end) hurt relative performance. Ryman owns group-oriented, destination hotel assets in urban and resort markets which are managed by Marriott International (not a Fund holding) under the Gaylord Hotels brand. Not surprisingly, hotel REITs were the first hit by COVID-19 as investors reacted to a broad-based evaporation of demand followed by the rapid closure of hotels across the country. This led to the extended closure of Ryman’s five Gaylord Hotels, and with the timing and magnitude of the current crisis too difficult to predict, company shares underper-formed through the end of April. Prior to the crisis, Ryman had been a relative outperformer in the hotel space with its differentiated business model, focus on group demand, long booking window and external growth initiatives.

Although the shopping center sector was an overall relative contributor (due in part to a beneficial underweighting), Retail Properties of America hurt relative results. The shopping center landlord has a portfolio of lifestyle, grocery-anchored and power center properties across the U.S. Weak fundamental trends have persisted for retail landlords broadly as retailers look to rationalize their store

FGR-4	Semiannual Report

FRANKLIN GLOBAL REAL ESTATE VIP FUND

fleets amid a broad consumer shift to online commerce. Furthermore, retailer bankruptcies accelerated in the second quarter of 2020 due to the COVID-19 induced lockdown of retail assets. The company’s portfolio specifically contains exposure to several troubled retailers including Pier 1 and Ascena Group. Additionally, rent collections for April and May were significantly impacted due to the extended closure of a substantial numbers of its properties.

Thank you for your participation in Franklin Global Real Estate VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FGR-5

FRANKLIN GLOBAL REAL ESTATE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$825.00	$5.67	$1,018.65	$6.27	1.25%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FGR-6	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Global Real Estate VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016		2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.99	$15.41	$16.96	$15.83	$15.93		$16.36

Income from investment operations[a]:

Net investment income[b]	0.12	0.29	0.33	0.17	0.30[c]		0.24

Net realized and unrealized gains (losses)	(3.21)	3.15	(1.41)	1.52	(0.16)		(0.12)

Total from investment operations	(3.09)	3.44	(1.08)	1.69	0.14		0.12

Less distributions from:

Net investment income	(0.54)	(0.50)	(0.47)	(0.56)	(0.24)		(0.55)

Net realized gains	(1.59)	(0.36)	—	—	—		—

Total distributions	(2.13)	(0.86)	(0.47)	(0.56)	(0.24)		(0.55)

Net asset value, end of period	$12.77	$17.99	$15.41	$16.96	$15.83		$15.93

Total return[d]	(17.39)%	22.62%	(6.52)%	10.76%	0.81%		0.83%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.16%	1.14%	1.15%	1.14%	1.11%		1.11%

Expenses net of waiver and payments by affiliates	1.00%	1.04% [f]	1.15%[f]	1.14%[g]	1.11%	[g]	1.11%

Net investment income	1.60%	1.66%	1.92%	1.04%	1.99%	[c]	1.49%

Supplemental data

Net assets, end of period (000’s)	$856	$1,057	$878	$819	$821		$32,161

Portfolio turnover rate	17.33%	28.34%	17.78%	22.18%	28.53%	[h]	23.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.59%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Global Real Estate VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016		2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.50	$15.00	$16.52	$15.42	$15.52		$15.95

Income from investment operations[a]:

Net investment income[b]	0.10	0.24	0.27	0.13	0.28	[c]	0.20

Net realized and unrealized gains (losses)	(3.13)	3.08	(1.36)	1.47	(0.19)		(0.12)

Total from investment operations	(3.03)	3.32	(1.09)	1.60	0.09		0.08

Less distributions from:

Net investment income	(0.49)	(0.46)	(0.43)	(0.50)	(0.19)		(0.51)

Net realized gains	(1.59)	(0.36)	—	—	—		—

Total distributions	(2.08)	(0.82)	(0.43)	(0.50)	(0.19)		(0.51)

Net asset value, end of period	$12.39	$17.50	$15.00	$16.52	$15.42		$15.52

Total return[d]	(17.50)%	22.37%	(6.77)%	10.47%	0.54%		0.57%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.41%	1.39%	1.40%	1.39%	1.36%		1.36%

Expenses net of waiver and payments by affiliates	1.25%	1.29% [f]	1.40% [f]	1.39% [g]	1.36%	[g]	1.36%

Net investment income	1.35%	1.41%	1.67%	0.79%	1.74%	[c]	1.24%

Supplemental data

Net assets, end of period (000’s)	$125,216	$159,153	$146,408	$183,532	$193,707		$287,473

Portfolio turnover rate	17.33%	28.34%	17.78%	22.18%	28.53%	[h]	23.35%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.34%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGR-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Global Real Estate VIP Fund

	Country	Shares/ Units	Value

Common Stocks and Other Equity Interests 99.0%
Diversified Real Estate Activities 9.0%
CapitaLand Ltd.	Singapore	718,561	$1,518,118
Mitsubishi Estate Co. Ltd.	Japan	183,286	2,731,295
Mitsui Fudosan Co. Ltd.	Japan	149,202	2,650,532
New World Development Co. Ltd.	Hong Kong	239,322	1,136,313
Nomura Real Estate Holdings Inc.	Japan	50,228	935,115
Sun Hung Kai Properties Ltd.	Hong Kong	187,797	2,399,134

			11,370,507

Diversified REITs 6.1%
Gecina SA	France	12,073	1,490,969
GPT Group	Australia	307,770	893,977
Hulic REIT Inc.	Japan	807	1,003,069
Kenedix Office Investment Corp.	Japan	246	1,374,552
Premier Investment Corp.	Japan	911	1,012,094
VEREIT Inc.	United States	299,165	1,923,631

			7,698,292

Health Care REITs 5.5%
Healthpeak Properties Inc.	United States	118,711	3,271,675
Physicians Realty Trust	United States	70,654	1,237,858
Welltower Inc.	United States	47,236	2,444,463

			6,953,996

Hotel & Resort REITs 1.9%
Host Hotels & Resorts Inc.	United States	77,304	834,110
MGM Growth Properties LLC, A	United States	48,664	1,324,147
Summit Hotel Properties Inc.	United States	34,278	203,269

			2,361,526

Hotels, Resorts & Cruise Lines 0.6%
Extended Stay America Inc., units consisting of common stock and real estate investment trust	United States	66,832	747,850

Industrial REITs 18.7%
Americold Realty Trust	United States	49,935	1,812,640
First Industrial Realty Trust Inc.	United States	11,531	443,252
GLP J-REIT	Japan	1,461	2,111,218
Goodman Group	Australia	289,602	2,987,745
Mapletree Logistics Trust	Singapore	1,064,970	1,495,171
Prologis Inc.	United States	89,678	8,369,648
Rexford Industrial Realty Inc.	United States	56,457	2,339,014
Segro PLC	United Kingdom	284,215	3,143,285
Terreno Realty Corp.	United States	17,206	905,724

			23,607,697

Integrated Telecommunication Services 0.6%
Cellnex Telecom SA	Spain	12,510	764,015

Semiannual Report	FGR-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares/ Units	Value

	Common Stocks and Other Equity Interests (continued)
	Office REITs 12.3%
	Alexandria Real Estate Equities Inc.	United States	25,428	$4,125,693
	Boston Properties Inc.	United States	13,761	1,243,719
	Cousins Properties Inc.	United States	70,570	2,105,103
	Derwent London PLC	United Kingdom	52,249	1,797,230
	Dexus	Australia	259,023	1,662,252
	Ichigo Office REIT Investment Corp.	Japan	1,021	709,435
a	Inmobiliaria Colonial SA	Spain	136,826	1,209,697
	Kilroy Realty Corp.	United States	27,443	1,610,904
	ORIX JREIT Inc.	Japan	797	1,050,551

				15,514,584

	Real Estate Development 1.6%
	CK Asset Holdings Ltd.	Hong Kong	335,805	2,013,739

	Real Estate Operating Companies 9.4%
a	Aroundtown SA	Germany	171,228	981,358
	Deutsche Wohnen AG	Germany	49,225	2,211,759
	Fabege AB	Sweden	93,551	1,100,085
a	Fastighets AB Balder, B	Sweden	15,601	596,842
	Grainger PLC	United Kingdom	397,206	1,409,398
	Shurgard Self Storage SA	Belgium	19,461	732,596
	Vonovia SE	Germany	79,309	4,847,177

				11,879,215

	Residential REITs 13.8%
	American Homes 4 Rent, A	United States	94,106	2,531,452
	AvalonBay Communities Inc.	United States	22,306	3,449,400
	Camden Property Trust	United States	30,292	2,763,237
	Canadian Apartment Properties REIT	Canada	50,888	1,821,404
	Equity Lifestyle Properties Inc.	United States	42,719	2,669,083
	UDR Inc.	United States	70,750	2,644,635
	Unite Group PLC	United Kingdom	122,804	1,429,932

				17,309,143

	Retail REITs 10.7%
	CapitaLand Mall Trust	Singapore	897,695	1,273,812
	Link REIT	Hong Kong	141,051	1,158,044
	Realty Income Corp.	United States	56,965	3,389,417
	Regency Centers Corp.	United States	40,800	1,872,312
	Retail Properties of America Inc., A	United States	107,398	786,153
	Simon Property Group Inc.	United States	23,073	1,577,732
	SmartCentres REIT	Canada	57,685	888,507
	Spirit Realty Capital Inc.	United States	63,088	2,199,248
b	Unibail-Rodamco-Westfield	France	6,595	371,706

				13,516,931

FGR-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

		Country	Shares/ Units	Value

	Common Stocks and Other Equity Interests (continued)
	Specialized REITs 8.8%
	Equinix Inc.	United States	4,004	$2,812,009
	Extra Space Storage Inc.	United States	31,987	2,954,639
	Life Storage Inc.	United States	4,720	448,164
	Public Storage	United States	2,992	574,135
	QTS Realty Trust Inc., A	United States	33,908	2,173,164
	SBA Communications Corp., A	United States	7,134	2,125,361

				11,087,472

	Total Common Stocks and Other Equity Interests (Cost $101,733,784)			124,824,967

			Principal Amount

	Short Term Investments 1.1%

	Repurchase Agreements (Cost $946,246) 0.7%
c	Joint Repurchase Agreement, 0.065%, 7/01/20 (Maturity Value $946,248) BNP Paribas Securities Corp. (Maturity Value $656,497) Deutsche Bank Securities Inc. (Maturity Value $180,336) HSBC Securities (USA) Inc. (Maturity Value $109,415) U.S. Government Agency Securities, 4.00%, 3/20/44; U.S. Government Agency Strips, 8/15/39; and U.S. Treasury Notes, 1.75% - 2.25%, 4/15/22 - 7/31/24 (valued at $966,234)	United States	$946,246	946,246

			Shares

d	Investments from Cash Collateral Received for Loaned Securities 0.4%
	Money Market Funds (Cost $358,000) 0.3%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	358,000	358,000

			Principal Amount
	Repurchase Agreements (Cost $90,501) 0.1%
	[c] Joint Repurchase Agreement, 0.07%, 7/01/20 ($90,501) BNP Paribas Securities Corp. Collateralized by U.S. Treasury Bonds, 7.875%, 2/5/21; U.S. Treasury Notes, 0.125% - 2.875%, 12/31/20 - 1/31/24; U.S. Treasury Strips, 8/15/20 - 11/15/22 (valued at $92,311)	United States	$90,501	90,501

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $448,501)			448,501

	Total Investments (Cost $103,128,531) 100.1%			126,219,714

	Other Assets, less Liabilities (0.1)%			(147,955)

	Net Assets 100.0%			$126,071,759

Semiannual Report	FGR-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

See Abbreviations on page FGR-23.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2020. See Note 1(d).

cSee Note 1(c) regarding joint repurchase agreement.

dSee Note 1(d) regarding securities on loan.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

FGR-12	Semiannual Report	| The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Global Real Estate VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$101,733,784
Cost - Non-controlled affiliates (Note 3e)	358,000
Cost - Unaffiliated repurchase agreements	1,036,747

Value - Unaffiliated issuers+	$124,824,967
Value - Non-controlled affiliates (Note 3e)	358,000
Value - Unaffiliated repurchase agreements	1,036,747
Cash	431
Receivables:
Capital shares sold	5,740
Dividends	493,448
European Union tax reclaims.	101,772
Other assets	325

Total assets	126,821,430

Liabilities:
Payables:
Capital shares redeemed	98,057
Management fees	93,336
Distribution fees	26,094
Trustees’ fees and expenses	75
Reports to shareholders	38,170
Payable upon return of securities loaned	448,501
Accrued expenses and other liabilities	45,438

Total liabilities	749,671

Net assets, at value	$126,071,759

Net assets consist of:
Paid-in capital	$106,901,482
Total distributable earnings (losses)	19,170,277

Net assets, at value	$126,071,759

Class 1:
Net assets, at value	$ 856,056

Shares outstanding	67,040

Net asset value and maximum offering price per share	$12.77

Class 2:
Net assets, at value	$125,215,703

Shares outstanding	10,107,838

Net asset value and maximum offering price per share	$12.39

+Includes securities loaned.	$ 336,818

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Global Real Estate VIP Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$1,744,187
Interest:
Unaffiliated issuers	3,159
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	2,205
Non-controlled affiliates (Note 3e)	53

Total investment income	1,749,604

Expenses:
Management fees (Note 3a)	708,351
Distribution fees: (Note 3c)
Class 2	167,844
Custodian fees (Note 4)	5,872
Reports to shareholders	19,153
Professional fees	40,605
Trustees’ fees and expenses	492
Other	5,637

Total expenses	947,954
Expenses waived/paid by affiliates (Note 3e)	(105,261)

Net expenses	842,693

Net investment income	906,911

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	4,333,400
Realized gain distributions from REITs	283,127
Foreign currency transactions	(43,334)

Net realized gain (loss)	4,573,193

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(33,315,236)
Translation of other assets and liabilities denominated in foreign currencies	(2,008)

Net change in unrealized appreciation (depreciation)	(33,317,244)

Net realized and unrealized gain (loss)	(28,744,051)

Net increase (decrease) in net assets resulting from operations	$(27,837,140)

*Foreign taxes withheld on dividends	$70,994

FGR-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Global Real Estate VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$906,911	$2,258,113
Net realized gain (loss)	4,573,193	14,467,280
Net change in unrealized appreciation (depreciation)	(33,317,244)	15,008,279

Net increase (decrease) in net assets resulting from operations	(27,837,140)	31,733,672

Distributions to shareholders:
Class 1	(122,580)	(48,761)
Class 2	(18,130,602)	(7,479,667)

Total distributions to shareholders	(18,253,182)	(7,528,428)

Capital share transactions: (Note 2)
Class 1	108,102	29,075
Class 2	11,844,266	(11,311,091)

Total capital share transactions	11,952,368	(11,282,016)

Net increase (decrease) in net assets	(34,137,954)	12,923,228
Net assets:
Beginning of period	160,209,713	147,286,485

End of period	$126,071,759	$160,209,713

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGR-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Global Real Estate VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Real Estate VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts.At December 31, 2019, 83.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares:Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter securities (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time . At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in

FGR-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

d.  Securities Lending (continued)

right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and realized gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains. For U.S. Real Estate Investment Trust (REIT) securities, the Fund records ROC estimates, if any, on the ex-dividend date and are adjusted once actual tax designations are known.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	532	$7,364	1,935	$34,241
Shares issued in reinvestment of distributions	9,436	122,580	2,856	48,761
Shares redeemed	(1,667)	(21,842)	(3,061)	(53,927)

Net increase (decrease)	8,301	$108,102	1,730	$29,075

Class 2 Shares:
Shares sold	131,672	$1,955,896	244,773	$4,187,098
Shares issued in reinvestment of distributions	1,438,937	18,130,602	449,770	7,479,667
Shares redeemed	(556,110)	(8,242,232)	(1,360,628)	(22,977,856)

Net increase (decrease)	1,014,499	$11,844,266	(666,085)	$(11,311,091)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $500 million
0.950%	Over $500 million, up to and including $1 billion
0.900%	Over $1 billion, up to and including $1.5 billion
0.850%	Over $1.5 billion, up to and including $6.5 billion
0.830%	Over $6.5 billion, up to and including $11.5 billion
0.810%	Over $11.5 billion, up to and including $16.5 billion
0.790%	Over $16.5 billion, up to and including $19 billion
0.780%	Over $19 billion, up to and including $21.5 billion
0.770%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with FT Institutional, FT Services provides administrative services to the Fund. The fee is paid by FT Institutional based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$ —	$2,858,000	$(2,500,000)	$ —	$ —	$358,000	358,000	$53

f.  Waiver and Expense Reimbursements

FT Institutional has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 1.00% based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5.  Income Taxes

At June 30, 2020, the cost of investments, net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$112,628,547

Unrealized appreciation	$32,286,290
Unrealized depreciation	(18,695,123)

Net unrealized appreciation (depreciation)	$13,591,167

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $23,487,897 and $29,062,947, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

6.  Investment Transactions (continued)

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $448,501 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

The Fund invests a large percentage of its total assets in REIT securities. Such concentration may subject the Fund to special risks associated with real estate securities. These securities may be more sensitive to economic or regulatory developments due to a variety of factors such as local, regional, national and global economic conditions, interest rates and tax considerations.

8.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Global Real Estate VIP Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments:

Diversified Real Estate Activities	$1,136,313	$10,234,194	$—	$11,370,507

Diversified REITs	1,923,631	5,774,661	—	7,698,292

Industrial REITs	13,870,278	9,737,419	—	23,607,697

Integrated Telecommunication Services	—	764,015	—	764,015

Office REITs	9,085,419	6,429,165	—	15,514,584

Real Estate Development	—	2,013,739	—	2,013,739

Real Estate Operating Companies	—	11,879,215	—	11,879,215

Residential REITs	15,879,211	1,429,932	—	17,309,143

Retail REITs	10,713,369	2,803,562	—	13,516,931

All Other Equity Investments	21,150,844	—	—	21,150,844

Short Term Investments	358,000	1,036,747	—	1,394,747

Total Investments in Securities	$74,117,065	$52,102,649	$—	$126,219,714

aFor detailed categories, see the accompanying Statement of Investments.

11.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
REIT	Real Estate Investment Trust

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Franklin Growth and Income VIP Fund

This semiannual report for Franklin Growth and Income VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -11.97% total return* for the six-month period ended June 30, 2020.

*The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN GROWTH AND INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including common stock, preferred stock and securities convertible into common stocks, with the remainder in other equity-related instruments such as convertible securities and equity-linked notes (ELNs). The Fund may invest up to 25% of its net assets in foreign securities, including developing or emerging markets.

Portfolio Composition

Based on Total Net Assets as of 6/30/20

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further if other investors fail to recognize the company’s value or favor investing in faster growing companies. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall, when dividend income from investments in stocks decline, or when the Fund experiences defaults on debt securities it holds. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Special risks are associated with foreign investing, including currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility; investments in emerging markets typically involve heightened risks related to the same factors. Common stocks with higher dividend yields can be sensitive to interest-rate movements. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s new primary benchmark, the Russell 1000® Value Index, posted a -16.26% total return.1 Also for comparison, the Fund’s former primary and new secondary benchmark, the Standard & Poor’s® 500 Index (S&P 500®) posted a -3.08% total return.1 The Russell 1000® Value Index is replacing the S&P 500 as the Fund’s primary benchmark. The investment manager

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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believed that the Russell 1000® Value Index more accurately reflects the Fund’s investment strategy.

Economic and Market Overview

U.S. equities, as measured by the S&P 500, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.2 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession.

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of

0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on blue chip companies. We apply a bottom-up

Top 10 Holdings

6/30/20

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co.	3.8%
Financials
Microsoft Corp.	3.7%
Information Technology
Johnson & Johnson	3.0%
Health Care
Bank of America Corp.	3.0%
Financials
Morgan Stanley	2.9%
Financials
Procter & Gamble Co.	2.9%
Consumer Staples
NextEra Energy Inc.	2.6%
Utilities
Medtronic PLC	2.5%
Health Care
Chevron Corp.	2.4%
Energy
Verizon Communications Inc.	2.4%
Communication Services

approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, cash flow potential and balance sheet strength. We also consider a company’s price/earnings ratio, return on capital, profit margins and asset value. We consider dividend yield and the opportunity for dividend growth in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

During the period under review, the financials, energy and industrials sectors detracted most from performance.

Financials sector holdings, led by banks JPMorgan Chase and Bank of America and bank holding company Truist Financial, struggled with lower earnings given declining

2. Source: Bureau of Labor Statistics.

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FRANKLIN GROWTH AND INCOME VIP FUND

interest rates, fears of elevated credit losses, and the need to build reserves as recessionary conditions took hold due to the COVID-19 pandemic.

In the energy sector, integrated energy company and oil sands developer Suncor Energy and oil and natural gas producer Royal Dutch Shell were detractors. In the industrials sector, aerospace and defense company Raytheon merged with United Technologies on April 3, 2020, to form Raytheon Technologies. Despite the negative impact of recently declining aviation demand, the newly combined company expects to introduce breakthrough technologies at an accelerated pace across high-value areas of commercial aerospace and defense. In other sectors, Coca-Cola also detracted from performance.

In contrast, the information technology (IT) and consumer discretionary sectors contributed to performance.

Within IT, shares of software and services firm Microsoft rose during the period based on strong earnings reports for the last two quarters, with its Intelligent Cloud line of products performing particularly well. Nearly every major business became more relevant as a result of the COVID-19 pandemic and the broader digital transformation opportunity. Personal computing device manufacturer and service provider Apple also boosted performance. Apple reported strong first-quarter and better-than-expected second-quarter fiscal year 2020 results and anticipated some ongoing headwinds related to the COVID-19 pandemic. Apple’s supply chain has remained intact, as evidenced by new product launches and continued demand for the company’s products and services, particularly wearable technology.

In consumer discretionary, online marketplace and web services operator Amazon.com contributed to results as shares of the company rose during the COVID-19 pandemic. Consumers increasingly turned to the online retailer for basic goods as they spent growing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services. Home improvement retailer Lowe’s and farm and ranch products retailer Tractor Supply were also key contributors to performance. In other sectors, investment management and consultancy services provider Ares Management and life sciences, diagnostic and environmental products company Danaher aided results.

Thank you for your participation in Franklin Growth and Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$880.30	$3.93	$1,020.69	$4.22	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Growth and Income VIP Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Class 1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$17.20		$14.80		$16.32		$15.97		$15.94		$17.02

Income from investment operations[a]:

Net investment income[b]	0.17		0.41		0.31		0.35		0.40		0.45

Net realized and unrealized gains (losses)	(2.21)		3.28		(0.97)		2.04		1.33		(0.54)

Total from investment operations	(2.04)		3.69		(0.66)		2.39		1.73		(0.09)

Less distributions from:

Net investment income	(0.63)		(0.41)		(0.43)		(1.03)		(0.46)		(0.61)

Net realized gains	(3.42)		(0.88)		(0.43)		(1.01)		(1.24)		(0.38)

Total distributions	(4.05)		(1.29)		(0.86)		(2.04)		(1.70)		(0.99)

Net asset value, end of period	$11.11		$17.20		$14.80		$16.32		$15.97		$15.94

Total return[c]	(11.88)%		26.05%		(4.37)%		16.15%		11.86%		(0.62)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.80%		0.72%		0.73%		0.72%		0.59%		0.58%

Expenses net of waiver and payments by affiliates	0.59%	[e]	0.59%	[e]	0.59%	[e]	0.59%	[e]	0.59%	[e,f]	0.58%

Net investment income	2.36%		2.07%		1.96%		2.21%		2.38%		2.74%

Supplemental data

Net assets, end of period (000’s)	$2,713		$3,539		$31,479		$35,865		$29,829		$144,663

Portfolio turnover rate	20.63%		25.20%		24.29%		33.91%		40.59%	[g]	48.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FGI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Growth and Income VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Class 2

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$16.84		$14.51		$16.02		$15.69		$15.68		$16.76

Income from investment operations[a]:

Net investment income[b]	0.15		0.25		0.27		0.31		0.30		0.40

Net realized and unrealized gains (losses)	(2.17)		3.33		(0.96)		2.00		1.37		(0.54)

Total from investment operations	(2.02)		3.58		(0.69)		2.31		1.67		(0.14)

Less distributions from:

Net investment income	(0.58)		(0.37)		(0.39)		(0.97)		(0.42)		(0.56)

Net realized gains	(3.42)		(0.88)		(0.43)		(1.01)		(1.24)		(0.38)

Total distributions	(4.00)		(1.25)		(0.82)		(1.98)		(1.66)		(0.94)

Net asset value, end of period	$10.82		$16.84		$14.51		$16.02		$15.69		$15.68

Total return[c]	(11.97)%		25.66%		(4.58)%		15.85%		11.62%		(0.91)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.05%		0.97%		0.98%		0.97%		0.84%		0.83%

Expenses net of waiver and payments by affiliates	0.84%	[e]	0.84%	[e]	0.84%	[e]	0.84%	[e]	0.84%	[e,f]	0.83%

Net investment income	2.11%		1.82%		1.71%		1.96%		2.13%		2.49%

Supplemental data

Net assets, end of period (000’s)	$57,887		$69,635		$61,855		$74,105		$69,474		$124,691

Portfolio turnover rate	20.63%		25.20%		24.29%		33.91%		40.59%	[g]	48.81%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Growth and Income VIP Fund

		Country	Shares	Value

	Common Stocks 83.3%
	Communication Services 5.0%
	Comcast Corp., A	United States	26,830	$1,045,833
	Rogers Communications Inc., B	Canada	6,450	259,226
	TELUS Corp.	Canada	16,900	283,461
	Verizon Communications Inc.	United States	25,900	1,427,867

				3,016,387

	Consumer Discretionary 4.8%
	Lowe’s Cos. Inc.	United States	4,920	664,790
	McDonald’s Corp.	United States	5,450	1,005,362
	Target Corp.	United States	10,430	1,250,870

				2,921,022

	Consumer Staples 11.5%
	The Coca-Cola Co.	United States	31,000	1,385,080
	Nestle SA	Switzerland	5,185	574,864
	PepsiCo Inc.	United States	10,768	1,424,176
	The Procter & Gamble Co.	United States	14,545	1,739,146
	Unilever NV, N.Y. shs	United Kingdom	10,500	559,335
	Walmart Inc.	United States	10,640	1,274,459

				6,957,060

	Energy 4.8%
	Canadian Natural Resources Ltd.	Canada	17,000	296,310
	Chevron Corp.	United States	16,013	1,428,840
	Exxon Mobil Corp.	United States	5,950	266,084
a	Royal Dutch Shell PLC, A, ADR	United Kingdom	20,413	667,301
	Suncor Energy Inc.	Canada	16,000	269,760

				2,928,295

	Financials 16.6%
	Apollo Global Management Inc., A	United States	11,900	594,048
	Ares Management Corp., A	United States	14,300	567,710
	Arthur J. Gallagher & Co.	United States	5,116	498,759
	Bank of America Corp.	United States	53,411	1,268,511
	BlackRock Inc.	United States	1,280	696,435
	Citigroup Inc.	United States	24,170	1,235,087
	JPMorgan Chase & Co.	United States	24,195	2,275,782
	Morgan Stanley	United States	36,100	1,743,630
	Truist Financial Corp.	United States	30,600	1,149,030

				10,028,992

	Health Care 11.5%
	Baxter International Inc.	United States	5,100	439,110
	HCA Healthcare Inc.	United States	3,535	343,107
	Johnson & Johnson	United States	12,915	1,816,237
	Medtronic PLC	United States	16,200	1,485,540
	Merck & Co. Inc.	United States	11,040	853,723
	Pfizer Inc.	United States	30,750	1,005,525
	UnitedHealth Group Inc.	United States	3,500	1,032,325

				6,975,567

FGI-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials 9.2%
	Emerson Electric Co.	United States	8,025	$497,791
	Fastenal Co.	United States	5,700	244,188
	Illinois Tool Works Inc.	United States	1,211	211,743
	Lockheed Martin Corp.	United States	2,164	789,687
	Norfolk Southern Corp.	United States	6,700	1,176,319
	Otis Worldwide Corp.	United States	2,140	121,680
	Raytheon Technologies Corp.	United States	21,700	1,337,154
	Republic Services Inc.	United States	12,625	1,035,881
	Stanley Black & Decker Inc.	United States	1,360	189,557

				5,604,000

	Information Technology 8.9%
	Analog Devices Inc.	United States	4,350	533,484
	Apple Inc.	United States	2,460	897,408
	Broadcom Inc.	United States	1,050	331,391
	Cisco Systems Inc.	United States	11,500	536,360
	Intel Corp.	United States	6,950	415,819
	Microsoft Corp.	United States	8,781	1,787,021
	Oracle Corp.	United States	2,979	164,649
	Texas Instruments Inc.	United States	5,600	711,032

				5,377,164

	Materials 0.7%
	BASF SE	Germany	7,860	441,451

	Real Estate 2.4%
	Equity Residential	United States	10,640	625,845
	Prologis Inc.	United States	6,350	592,645
	Public Storage	United States	1,290	247,538

				1,466,028

	Utilities 7.9%
	Duke Energy Corp.	United States	17,040	1,361,325
	Entergy Corp.	United States	7,200	675,432
	NextEra Energy Inc.	United States	6,500	1,561,105
	Xcel Energy Inc.	United States	18,846	1,177,875

				4,775,737

	Total Common Stocks (Cost $35,631,045)			50,491,703

b	Equity-Linked Securities 9.7%

	Consumer Discretionary 3.8%
c	JPMorgan Chase Bank NA into The TJX Cos. Inc., 5.50%, 144A	United States	9,000	461,023
c	Royal Bank of Canada into Lowe’s Cos. Inc., 7.00%, 144A	United States	3,100	379,558
c	Royal Bank of Canada into Tractor Supply Co., 6.00%, 144A	United States	5,700	623,048
c	Wells Fargo Bank NA into Amazon.com Inc., 6.00%, 144A.	United States	380	868,187

				2,331,816

	Financials 0.9%
c	Credit Suisse AG into Bank of America Corp., 7.00%, 144A	United States	22,000	542,571

Semiannual Report	FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

[b]	Equity-Linked Securities (continued)
	Health Care 1.2%
c	Citigroup Global Markets Holdings Inc. into Becton, Dickinson and Co., 7.50%, 144A	United States	1,600	$388,199
c	Goldman Sachs International into HCA Holdings Inc., 6.00%, 144A	United States	3,500	352,571

				740,770

	Industrials 1.2%
c	Citigroup Global Markets Holdings Inc. into Fastenal Co., 7.00%, 144A	United States	8,000	315,076
c	Goldman Sachs International into Stanley Black & Decker Inc., 7.00%, 144A	United States	3,000	420,745

				735,821

	Information Technology 1.8%
c	Barclays Bank PLC into Microsoft Corp., 6.50%, 144A	United States	3,000	472,781
c	Barclays Bank PLC into Oracle Corp., 6.50%, 144A	United States	11,500	623,365

				1,096,146

	Materials 0.8%
c	Citigroup Global Markets Inc. into Sherwin Williams Co., 6.50%, 144A	United States	800	455,961

	Total Equity-Linked Securities (Cost $5,905,457)			5,903,085

	Convertible Preferred Stocks 6.8%
	Health Care 3.2%
	Becton Dickinson and Co., 6.00%, cvt. pfd.	United States	12,800	680,960
	Boston Scientific Corp, 5.50%, cvt. pfd.	United States	2,900	303,601
	Danaher Corp, 5.00%, cvt. pfd.	United States	121	129,909
	Danaher Corp., 4.75%, cvt. pfd., A	United States	650	810,466

				1,924,936

	Industrials 1.4%
	Fortive Corp., 5.00%, cvt. pfd., A.	United States	970	835,373

	Information Technology 1.1%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	600	668,610

	Utilities 1.1%
	Essential Utilities Inc., 6.00%, cvt. pfd	United States	12,000	678,480

	Total Convertible Preferred Stocks (Cost $3,976,477)			4,107,399

	Total Investments before Short Term Investments (Cost $45,512,979)			60,502,187

			Principal Amount

	Short Term Investments 1.7%

	Repurchase Agreements (Cost $546,505) 0.9%
d	Joint Repurchase Agreement, 0.065%, 7/01/20 (Maturity Value $546,506)
	BNP Paribas Securities Corp. (Maturity Value $379,160)
	Deutsche Bank Securities Inc. (Maturity Value $104,153)
	HSBC Securities (USA) Inc. (Maturity Value $63,193)
	Collateralized by U.S. Government Agency Securities, 4.00%, 3/20/44; U.S. Government Agency Strips, 8/15/39; and U.S. Treasury Notes, 1.75% - 2.25%, 4/15/22 - 7/31/24 (valued at $558,049)	United States	$546,505	546,505

FGI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

		Country	Shares	Value

	Short Term Investments (continued)
e	Investments from Cash Collateral Received for Loaned Securities 0.8%
	Money Market Funds (Cost $358,000) 0.6%
f,g	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	358,000	$358,000

			Principal Amount

	Repurchase Agreements (Cost $90,680) 0.2%
d	Joint Repurchase Agreement, 0.07%, 7/01/20 ($90,680)
	BNP Paribas Securities Corp.
	Collateralized by U.S. Treasury Bonds, 7.875%, 2/5/21; U.S. Treasury Notes, 0.125% -2.875%, 12/31/20 - 1/31/24; U.S. Treasury Strips, 8/15/20 - 11/15/22 (valued at $92,494)	United States	$90,680	90,680

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $448,680)			448,680

	Total Investments (Cost $46,508,164) 101.5%			61,497,372

	Other Assets, less Liabilities (1.5)%			(896,855)

	Net Assets 100.0%			$60,600,517

See Abbreviations on page FGI-22.

aA portion or all of the security is on loan at June 30, 2020. See Note 1(e).

bSee Note 1(d) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $5,903,085, representing 9.7% of net assets.

dSee Note 1(c) regarding joint repurchase agreement.

eSee Note 1(e) regarding securities on loan.

fSee Note 3(e) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Growth and Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$45,512,979
Cost - Non-controlled affiliates (Note 3e)	358,000
Cost - Unaffiliated repurchase agreements	637,185

Value - Unaffiliated issuers+	$60,502,187
Value - Non-controlled affiliates (Note 3e)	358,000
Value - Unaffiliated repurchase agreements	637,185
Receivables:
Capital shares sold	27,661
Dividends and interest	98,768
Other assets	58

Total assets	61,623,859

Liabilities:
Payables:
Investment securities purchased	486,005
Capital shares redeemed	4,183
Management fees	20,275
Distribution fees	12,043
Trustees’ fees and expenses	114
Payable upon return of securities loaned	448,680
Accrued expenses and other liabilities	52,042

Total liabilities.	1,023,342

Net assets, at value	$60,600,517

Net assets consist of:
Paid-in capital	$43,051,170
Total distributable earnings (losses)	17,549,347

Net assets, at value	$60,600,517

Class 1:
Net assets, at value	$ 2,713,252

Shares outstanding	244,263

Net asset value and maximum offering price per share	$11.11

Class 2:
Net assets, at value	$57,887,265

Shares outstanding	5,351,601

Net asset value and maximum offering price per share	$10.82

+Includes securities loaned	$ 428,239

FGI-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Growth and Income VIP Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$927,069
Interest:
Unaffiliated issuers	1,319
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	1,006
Non-controlled affiliates (Note 3e)	182

Total investment income	929,576

Expenses:
Management fees (Note 3a)	197,181
Distribution fees: (Note 3c)
Class 2	75,548
Custodian fees (Note 4)	512
Reports to shareholders	20,792
Professional fees	27,711
Trustees’ fees and expenses	303
Other	6,668

Total expenses	328,715
Expense reductions (Note 4)	(888)
Expenses waived/paid by affiliates (Note 3e and 3f)	(66,649)

Net expenses	261,178

Net investment income	668,398

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,921,720
Foreign currency transactions.	417

Net realized gain (loss)	1,922,137

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(11,046,200)
Translation of other assets and liabilities denominated in foreign currencies	35

Net change in unrealized appreciation (depreciation)	(11,046,165)

Net realized and unrealized gain (loss)	(9,124,028)

Net increase (decrease) in net assets resulting from operations	$(8,455,630)

*Foreign taxes withheld on dividends	$17,893

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth and Income VIP Fund
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 668,398	$ 1,871,636
Net realized gain (loss)	1,922,137	14,692,471
Net change in unrealized appreciation (depreciation)	(11,046,165)	5,405,338

Net increase (decrease) in net assets resulting from operations	(8,455,630)	21,969,445

Distributions to shareholders:
Class 1	(726,968)	(2,665,418)
Class 2	(15,849,541)	(5,148,061)

Total distributions to shareholders	(16,576,509)	(7,813,479)

Capital share transactions: (Note 2)
Class 1	281,057	(32,096,096)
Class 2	12,177,649	(2,220,352)

Total capital share transactions	12,458,706	(34,316,448)

Net increase (decrease) in net assets	(12,573,433)	(20,160,482)
Net assets:
Beginning of period	73,173,950	93,334,432

End of period	$ 60,600,517	$ 73,173,950

FGI-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Growth and Income VIP Fund

1.   Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Growth and Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day

Semiannual Report	FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

d.   Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

FGI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

e.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Semiannual Report	FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

1.   Organization and Significant Accounting Policies (continued)

h.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	6,349	$89,453	75,104	$1,198,235
Shares issued in reinvestment of distributions	65,434	726,968	172,296	2,665,418
Shares redeemed	(33,299)	(535,364)	(2,169,192)	(35,959,749)

Net increase (decrease)	38,484	$281,057	(1,921,792)	$(32,096,096)

Class 2 Shares:
Shares sold	192,033	$2,643,363	202,473	$3,223,711
Shares issued in reinvestment of distributions	1,464,837	15,849,541	339,358	5,148,061
Shares redeemed	(440,791)	(6,315,255)	(669,637)	(10,592,124)

Net increase (decrease)	1,216,079	$12,177,649	(127,806)	$(2,220,352)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FGI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

a.   Management Fees

The Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.   Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$ —	$2,444,000	$(2,086,000)	$ —	$ —	$358,000	358,000	$182

Semiannual Report	FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

3.   Transactions with Affiliates (continued)

f.   Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.59% based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$46,499,692

Unrealized appreciation	$17,020,233
Unrealized depreciation	(2,022,553)

Net unrealized appreciation (depreciation)	$14,997,680

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of treatments of equity-linked securities and bond discounts and premiums.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $13,072,584 and $15,010,456, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $448,680 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.   Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

FGI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

8.   Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

9.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Food, Beverage & Tobacco	$2,809,256	$574,864	$—	$3,384,120
Materials	—	441,451	—	441,451
All Other Equity Investments	50,773,531	—	—	50,773,531
Equity-Linked Securities	—	5,903,085	—	5,903,085
Short Term Investments	358,000	637,185	—	995,185

Total Investments in Securities	$53,940,787	$7,556,585	$—	$61,497,372

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and convertible preferred stocks.

Semiannual Report	FGI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Growth and Income VIP Fund (continued)

10.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

11.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty

ADR American Depositary Receipt

FGI-22	Semiannual Report

Franklin Income VIP Fund

This semiannual report for Franklin Income VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -11.36% total return* for the six-month period ended June 30, 2020.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FI-1

FRANKLIN INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks to maximize income, while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Standard & Poor’s® 500 Index (S&P 500®) posted a -3.08% total return.1 The Fund’s secondary benchmark, the Blended Benchmark, posted a -5.20% total return.2

Portfolio Composition

6/30/20

% of Total Net Assets
Equity	52.1%
Information Technology	10.4%
Health Care	7.9%
Financials	7.9%
Utilities	6.7%
Consumer Staples	3.8%
Industrials	3.7%
Energy	3.6%
Communication Services	3.4%
Materials	2.2%
Consumer Discretionary	2.2%
Real Estate	0.3%
Fixed Income*	42.1%
Health Care	13.6%
Financials	12.4%
Communication Services	5.5%
Energy	2.7%
Consumer Discretionary	2.7%
Industrials	1.3%
Consumer Staples	1.3%
Materials	1.3%
Real Estate	0.7%
Utilities	0.3%
Information Technology	0.3%
Short-Term Investments & Other Net Assets	5.8%

*Includes senior floating rate interests.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the six-month period despite significant economic disruption in the wake of the novel coronavirus (COVID-19) pandemic. In late February 2020, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term

1. Source: Morningstar.

2. Source: FactSet. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly and was composed of 50% MSCI USA High Dividend Yield Index +

25% Bloomberg Barclays U.S. High Yield Very Liquid Index + 25% Bloomberg Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FI-2	Semiannual Report

FRANKLIN INCOME VIP FUND

bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite. During the last quarter of the reporting period, however, as generally slowing infection rates and phased business reopenings by states drove hopes for an economic rebound, corporate bond valuations advanced significantly. Nevertheless, an increase in infection rates toward period-end prompted concern among investors, hindering lower-rated bonds.

The U.S. Federal Reserve (Fed) enacted two emergency rate cuts in response to the COVID-19 pandemic in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. In addition, the Fed announced unlimited, open-ended purchasing of government-backed and corporate bonds to help keep markets functioning, significantly expanding its balance sheet.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market higher despite the widening U.S. federal budget deficit and the massive increase in issuance. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, also posted positive returns, aided by declining Treasury rates and the Fed’s decision to purchase agency MBS.

U.S. corporate bond performance varied significantly based on credit rating, as investors became concerned about the pandemic-related economic disruption and the potential credit downgrades of many companies. Investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, rebounded significantly after mid-March 2020 to post positive overall returns for the reporting period. In contrast, high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, declined due to investor concerns about a potential increase in credit defaults.

Investment Strategy

In analyzing debt and equity securities, we consider such factors as a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings. When choosing investments for the Fund, we apply a bottom-up, value oriented, long-term approach, focusing on the market

Top Five Equity Holdings

6/30/20

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co. Financials	2.8%
The Southern Co. Electric Utilities	1.8%
Dominion Energy Inc. Utilities	1.8%
Verizon Communications Inc. Financials	1.6%
Procter & Gamble Co. Communication Services	1.5%

price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.

Manager’s Discussion

The Fund underperformed its benchmark during the six-month period due to weak performance across both equity and fixed income holdings. Asset allocation for equities was relatively stable, ending at 52.1% relative to 51.4% at the beginning of the period. The Fund’s fixed income positioning decreased as we modestly reduced our allocation to high-yield and investment-grade corporate bonds, ending at 42.1% of assets relative to 46.4% at the beginning of the period. Cash made up 5.8% of Fund assets at period-end.

On the equity side, overweightings and stock selection in the energy and financials sectors hurt relative performance. Notable detractors in energy included Weatherford International and Royal Dutch Shell, which were negatively impacted by weak commodity prices. In financials, Wells Fargo and JPMorgan Chase hurt results as lower interest rates impacted profitability and broader credit concerns increased as the economy moved into recession.

Turning to relative contributors in equity, an overweighting and stock selection in information technology helped results. Contributors in the sector included semiconductor companies Intel and Texas Instruments. S&P 500 put options also contributed and have been a regular part of our strategy over the last two years as we look to protect the Fund during significant drawdowns, as occurred in the period. Additionally, underweightings in the industrials and consumer staples sectors benefited performance relative to the benchmark.

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FRANKLIN INCOME VIP FUND

Top Five Fixed Income Holdings

and Senior Floating Rate Interests

6/30/20

Company Sector/Industry	% of Total Net Assets
CHS/Community Health Systems Inc. Health Care	5.4%
U.S. Treasury Note Financials	4.6%
GNMA II SF 30 Year Financials	3.4%
Tenet Healthcare Corp. Health Care	3.0%
Bausch Health Cos. Inc. Health Care	1.7%

Fixed income holdings benefited from the sharp decline in interest rates during the period, but were hurt when credit spread widened materially in response to the global pandemic. This was most acute in the sub-investment grade segment of the market.

Selection and an overweighting in energy sector corporate bond holdings hurt relative performance. Chesapeake Energy and HighPoint Resources were notable detractors, impacted by global commodity oversupply and weak demand as a result of the pandemic. Elsewhere, bonds of Community Health Systems hurt performance due to the pressure COVID-19 placed on hospitals, which delayed profitable elective procedures while operators focused resources toward the public health crisis.

While treasury and securitized holdings benefited performance during periods of elevated market volatility, the generally shorter duration of our positioning lagged the broader market move amid a sharp decline in longer-term interest rates.

In contrast, communication services bonds contributed to relative results, especially T-Mobile/Sprint bonds which benefitted from the consummation of their corporate combination. Strong individual contributors included intermediate and longer duration investment-grade holdings in CVS Health, Bristol Meyers Squibb, British American Tobacco, Citigroup and HSBC Holdings, which benefited from the decline in interest rates. Additionally, our underweighting in the industrials sector benefited relative results given the sector’s negative performance.

Thank you for your participation in Franklin Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FI-4	Semiannual Report

FRANKLIN INCOME VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$886.40	$3.33	$1,021.33	$3.57	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Income VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.52	$15.26	$16.72	$15.87	$14.64	$16.48

Income from investment operations[a]:

Net investment income[b]	0.30	0.75	0.71	0.69	0.67	0.71

Net realized and unrealized gains (losses)	(2.15)	1.68	(1.35)	0.87	1.34	(1.78)

Total from investment operations	(1.85)	2.43	(0.64)	1.56	2.01	(1.07)

Less distributions from:

Net investment income	(0.90)	(0.91)	(0.82)	(0.71)	(0.78)	(0.77)

Net realized gains	(0.01)	(0.26)	—	—	—	—

Total distributions	(0.91)	(1.17)	(0.82)	(0.71)	(0.78)	(0.77)

Net asset value, end of period	$13.76	$16.52	$15.26	$16.72	$15.87	$14.64

Total return[c]	(11.22)%	16.42%	(4.09)%	9.94%	14.33%	(6.84)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.47%	0.46%	0.47%	0.47%	0.47%	0.46%

Expenses net of waiver and payments by affiliates[e]	0.46%	0.45%	0.45%	0.45%	0.44%	0.46%[f]

Net investment income	4.08%	4.38%	4.33%	4.22%	4.47%	4.47%

Supplemental data

Net assets, end of period (000’s)	$269,045	$309,330	$612,657	$735,149	$696,227	$604,228

Portfolio turnover rate	20.53%	25.16%	43.22%	20.96%	39.03%	31.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FI-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.91	$14.74	$16.17	$15.38	$14.20	$16.00

Income from investment operations[a]:

Net investment income[b]	0.28	0.64	0.65	0.63	0.61	0.65

Net realized and unrealized gains (losses)	(2.08)	1.66	(1.30)	0.83	1.31	(1.73)

Total from investment operations	(1.80)	2.30	(0.65)	1.46	1.92	(1.08)

Less distributions from:

Net investment income	(0.86)	(0.87)	(0.78)	(0.67)	(0.74)	(0.72)

Net realized gains	(0.01)	(0.26)	—	—	—	—

Total distributions	(0.87)	(1.13)	(0.78)	(0.67)	(0.74)	(0.72)

Net asset value, end of period	$13.24	$15.91	$14.74	$16.17	$15.38	$14.20

Total return[c]	(11.36)%	16.06%	(4.30)%	9.67%	14.02%	(7.05)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.72%	0.71%	0.72%	0.72%	0.72%	0.71%

Expenses net of waiver and payments by affiliates[e]	0.71%	0.70%	0.70%	0.70%	0.69%	0.71%[f]

Net investment income	3.83%	4.13%	4.08%	3.97%	4.22%	4.22%

Supplemental data

Net assets, end of period (000’s)	$3,527,837	$4,318,156	$4,086,652	$5,041,498	$5,088,556	$4,907,599

Portfolio turnover rate	20.53%	25.16%	43.22%	20.96%	39.03%	31.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Income VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.32	$15.08	$16.53	$15.71	$14.49	$16.31

Income from investment operations[a]:

Net investment income[b]	0.27	0.64	0.64	0.62	0.61	0.65

Net realized and unrealized gains (losses)	(2.12)	1.71	(1.33)	0.85	1.33	(1.76)

Total from investment operations	(1.85)	2.35	(0.69)	1.47	1.94	(1.11)

Less distributions from:

Net investment income	(0.85)	(0.85)	(0.76)	(0.65)	(0.72)	(0.71)

Net realized gains	(0.01)	(0.26)	—	—	—	—

Total distributions	(0.86)	(1.11)	(0.76)	(0.65)	(0.72)	(0.71)

Net asset value, end of period	$13.61	$16.32	$15.08	$16.53	$15.71	$14.49

Total return[c]	(11.40)%	16.05%	(4.42)%	9.55%	13.87%	(7.15)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%	0.81%	0.82%	0.82%	0.82%	0.81%

Expenses net of waiver and payments by affiliates[e]	0.81%	0.80%	0.80%	0.80%	0.79%	0.81%[f]

Net investment income	3.73%	4.03%	3.98%	3.87%	4.12%	4.12%

Supplemental data

Net assets, end of period (000’s)	$278,008	$323,582	$294,700	$335,217	$309,935	$306,023

Portfolio turnover rate	20.53%	25.16%	43.22%	20.96%	39.03%	31.53%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FI-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Income VIP Fund
		Country	Shares	Value

	Common Stocks 36.6%
	Communication Services 2.9%
a	Alphabet Inc., A	United States	10,000	$14,180,500
	BCE Inc.	Canada	466,000	19,435,689
	Comcast Corp., A	United States	500,000	19,490,000
	Verizon Communications Inc.	United States	1,200,000	66,156,000

				119,262,189

	Consumer Discretionary 0.6%
	General Motors Co.	United States	1,000,000	25,300,000

	Consumer Staples 3.8%
	The Coca-Cola Co.	United States	675,000	30,159,000
	PepsiCo Inc.	United States	300,000	39,678,000
	Philip Morris International Inc.	United States	350,000	24,521,000
	The Procter & Gamble Co.	United States	500,000	59,785,000

				154,143,000

	Energy 3.4%
	BP PLC, ADR	United Kingdom	850,000	19,822,000
	Chevron Corp.	United States	500,000	44,615,000
	Exxon Mobil Corp.	United States	1,000,000	44,720,000
	Royal Dutch Shell PLC, A, ADR	United Kingdom	900,000	29,421,000
a	Weatherford International PLC	United States	931,735	1,835,518

				140,413,518

	Financials 5.3%
	Bank of America Corp.	United States	365,000	8,668,750
	Barclays PLC	United Kingdom	12,500,000	17,634,270
	Citigroup Inc.	United States	200,000	10,220,000
	JPMorgan Chase & Co.	United States	600,000	56,436,000
	MetLife Inc.	United States	535,108	19,542,144
	Morgan Stanley	United States	435,000	21,010,500
	Truist Financial Corp.	United States	500,000	18,775,000
	U.S. Bancorp	United States	550,000	20,251,000
	Wells Fargo & Co.	United States	1,665,000	42,624,000

				215,161,664

	Health Care 7.3%
	AbbVie Inc.	United States	250,000	24,545,000
	AstraZeneca PLC	United Kingdom	455,000	47,351,924
	Bayer AG	Germany	311,750	23,105,946
	Bristol-Myers Squibb Co.	United States	1,000,000	58,800,000
	CVS Health Corp.	United States	520,000	33,784,400
	Johnson & Johnson	United States	300,000	42,189,000
	Merck & Co. Inc.	United States	400,000	30,932,000
	Pfizer Inc.	United States	1,100,000	35,970,000

				296,678,270

	Industrials 2.6%
	Cummins Inc.	United States	100,000	17,326,000
	Honeywell International Inc.	United States	275,000	39,762,250
	Union Pacific Corp.	United States	150,000	25,360,500

Semiannual Report	FI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Industrials (continued)
	United Parcel Service Inc., B	United States	217,700	$24,203,886

				106,652,636

	Information Technology 2.7%
	Analog Devices Inc.	United States	260,045	31,891,919
	Intel Corp.	United States	414,307	24,787,988
	Oracle Corp.	United States	38,400	2,122,368
	Texas Instruments Inc.	United States	400,000	50,788,000

				109,590,275

	Materials 2.2%
	Air Products and Chemicals Inc.	United States	46,700	11,276,182
	BASF SE	Germany	600,000	33,698,578
	Rio Tinto PLC, ADR	Australia	800,000	44,944,000

				89,918,760

	Real Estate 0.3%
	Host Hotels & Resorts Inc.	United States	1,000,000	10,790,000

	Utilities 5.5%
	Dominion Energy Inc.	United States	906,638	73,600,873
	DTE Energy Co.	United States	100,000	10,750,000
	Duke Energy Corp.	United States	577,500	46,136,475
	Sempra Energy	United States	275,000	32,238,250
	The Southern Co.	United States	1,200,000	62,220,000

				224,945,598

	Total Common Stocks (Cost $1,324,967,991)			1,492,855,910

b	Equity-Linked Securities 11.5%
	Communication Services 0.4%
c	Barclays Bank PLC into Comcast Corp., 9.00%, 144A	United States	408,000	16,182,873

	Consumer Discretionary 1.6%
c	JPMorgan Chase Bank NA into Target Corp., 9.00%, 144A	United States	250,000	28,653,767
c	Royal Bank of Canada into The Home Depot Inc., 8.50%, 144A	United States	151,500	34,828,237

				63,482,004

	Energy 0.2%
c	Societe Generale SA into Schlumberger Ltd., 9.00%, 144A	United States	429,000	8,893,806

	Financials 1.6%
c	Barclays Bank PLC into Bank of America Corp., 8.50%, 144A	United States	600,000	14,837,176
c	Merrill Lynch International & Co. CV into Wells Fargo &Co., 8.00%, 144A	United States	775,000	21,165,026
c	UBS AG London into MetLife Inc., 7.50%, 144A	United States	800,000	30,256,089

				66,258,291

	Health Care 0.6%
c	UBS AG London into CVS Health Corp., 8.50%, 144A	United States	400,000	25,627,569

	Industrials 0.8%
c	Societe Generale SA into Raytheon Technologies Corp., 8.00%, 144A	United States	548,000	33,642,740

FI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value

b	Equity-Linked Securities (continued)
	Information Technology 6.3%
c	Credit Suisse AG/London into International Business Machines Corp., 7.50%, 144A	United States	160,000	$19,849,631
c	Credit Suisse AG/London into Cisco Systems Inc., 10.00%, 144A	United States	508,000	23,604,731
c	JPMorgan Chase Bank NA into Apple Inc., 7.00%, 144A	United States	450,000	101,792,321
c	Royal Bank of Canada into Intel Corp., 8.00%, 144A	United States	1,100,000	59,115,202
c	UBS AG London into Texas Instruments Inc., 8.50%, 144A	United States	400,000	50,958,735

				255,320,620

	Total Equity-Linked Securities (Cost $481,232,090)			469,407,903

	Convertible Preferred Stocks 3.1%
	Communication Services 0.1%
a,c	2020 Cash Mandatory Exchangeable Trust, 5.25%, cvt. pfd., 144A	United States	5,000	5,112,750

	Financials 0.4%
	Bank of America Corp., 7.25%, cvt. pfd., L	United States	4,666	6,262,705
a	FNMA, 5.375%, cvt. pfd.	United States	475	11,162,500

				17,425,205

	Information Technology 1.4%
	Broadcom Inc., 8.00%, cvt. pfd., A	United States	50,000	55,717,500

	Utilities 1.2%
	NextEra Energy Inc., 5.279%, cvt. pfd.	United States	400,000	16,980,000
	Sempra Energy, 6.75%, cvt. pfd., B	United States	200,000	19,652,000
	The Southern Co., 6.75%, cvt. pfd.	United States	280,000	12,336,800

				48,968,800

	Total Convertible Preferred Stocks (Cost $146,617,041)			127,224,255

	Preferred Stocks (Cost $9,900,000) 0.3%
	Financials 0.3%
d	JPMorgan Chase & Co., 6.00%, pfd., EE	United States	396,000	10,850,400

			Principal Amount*

	Convertible Bonds (Cost $7,887,235) 0.3%
	Industrials 0.3%
	Southwest Airlines Co., cvt., senior note, 1.25%, 5/01/25	United States	$8,500,000	10,251,264

	Corporate Bonds 32.9%

	Communication Services 5.5%
	AT&T Inc., senior bond, 4.125%, 2/17/26	United States	12,000,000	13,685,241
c	CCO Holdings LLC/CCO Holdings Capital Corp., senior bond, 144A, 5.50%, 5/01/26	United States	10,000,000	10,385,950
c	Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	11,000,000	8,029,120
	DISH DBS Corp.,
	senior bond, 5.875%, 7/15/22	United States	27,000,000	27,513,675
	senior bond, 5.00%, 3/15/23	United States	21,000,000	20,979,315
	senior note, 5.875%, 11/15/24	United States	9,400,000	9,360,379

Semiannual Report	FI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Communication Services (continued)
	Netflix Inc., senior bond, 4.875%, 4/15/28	United States	$22,000,000	$23,559,800
	Sprint Communications Inc.,
	senior bond, 11.50%, 11/15/21	United States	30,000,000	33,293,250
	senior note, 7.00%, 8/15/20	United States	7,500,000	7,542,975
	senior note, 6.00%, 11/15/22	United States	6,300,000	6,653,525
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	12,500,000	14,093,687
	senior bond, 7.125%, 6/15/24	United States	8,200,000	9,273,708
	senior note, 7.625%, 3/01/26	United States	7,500,000	8,870,137
c	Univision Communications Inc.,
	senior note, 144A, 6.625%, 6/01/27	United States	8,500,000	8,149,375
	senior secured note, first lien, 144A, 5.125%, 5/15/23	United States	15,000,000	15,182,775
	senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	7,140,000	6,747,336

				223,320,248

	Consumer Discretionary 2.5%
c,e	Colt Merger Sub Inc., senior secured note, 144A, 6.25%, 7/01/25	United States	18,000,000	17,904,600
	Ford Motor Co., senior note, 4.346%, 12/08/26	United States	13,500,000	12,633,840
	Ford Motor Credit Co. LLC, senior note, 5.125%, 6/16/25	United States	20,000,000	20,095,600
	General Motors Co.,
	senior bond, 5.15%, 4/01/38	United States	16,000,000	15,348,908
	senior note, 6.125%, 10/01/25	United States	2,100,000	2,362,630
c	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	5,000,000	3,600,000
c	Shea Homes LP/Shea Homes Funding Corp., senior bond, 144A, 6.125%, 4/01/25	United States	9,580,000	9,662,819
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 5.50%, 3/01/25	United States	13,200,000	12,120,174
	senior bond, 144A, 5.25%, 5/15/27	United States	10,000,000	8,666,300

				102,394,871

	Consumer Staples 1.3%
	BAT Capital Corp.,
	senior note, 3.222%, 8/15/24	United Kingdom	10,000,000	10,721,391
	senior note, 3.557%, 8/15/27	United Kingdom	20,000,000	21,653,390
	Kraft Heinz Foods Co., senior bond, 4.625%, 1/30/29	United States	10,600,000	11,432,478
c	Post Holdings Inc.,
	senior bond, 144A, 5.00%, 8/15/26	United States	7,500,000	7,542,562
	senior bond, 144A, 5.625%, 1/15/28	United States	2,500,000	2,593,288

				53,943,109

	Energy 2.7%
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
	senior note, 7.625%, 1/15/22	United States	8,000,000	7,668,120
	senior note, 7.75%, 4/15/23	United States	2,000,000	1,867,290
c	senior note, 144A, 11.00%, 4/15/25	United States	30,000,000	29,174,700
	HighPoint Operating Corp.,
	senior bond, 7.00%, 10/15/22	United States	17,937,000	4,367,928
	senior note, 8.75%, 6/15/25	United States	26,600,000	6,517,000

FI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Energy (continued)
	Kinder Morgan Inc., senior bond, 7.75%, 1/15/32	United States	$21,000,000	$29,376,920
e	Occidental Petroleum Corp., senior note, 8.00%, 7/15/25	United States	5,000,000	5,031,250
c	Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	39,344,000	27,540,800

				111,544,008

	Financials 3.4%
	Bank of America Corp.,
f	junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	8,000,000	8,445,560
f	junior sub. bond, X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	6,000,000	6,222,462
	senior bond, 3.419% to 12/20/27, FRN thereafter, 12/20/28	United States	10,000,000	11,143,800
	Capital One Financial Corp., senior sub. note, 4.20%, 10/29/25	United States	15,500,000	17,220,496
	Citigroup Inc., sub. bond, 4.125%, 7/25/28	United States	18,500,000	20,923,152
	The Goldman Sachs Group Inc., senior note, 3.272% to 9/29/24, FRN thereafter, 9/29/25	United States	15,500,000	16,719,883
	HSBC Holdings PLC, senior note, 4.292% to 9/12/25, FRN thereafter, 9/12/26	United Kingdom	18,500,000	20,603,178
f	JPMorgan Chase & Co.,
g	junior sub. bond, FRN, 4.23%, (3-month USD LIBOR + 3.47%), Perpetual	United States	19,559,000	17,842,480
	junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	3,200,000	3,234,133
f	Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	2,064,000	1,897,233
	Prudential Financial Inc., junior sub. bond, 5.70% to 9/15/28, FRN thereafter, 9/15/48	United States	5,000,000	5,620,538
f	Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	6,600,000	6,553,943

				136,426,858

	Health Care 13.6%
c	AbbVie Inc., senior bond, 144A, 3.80%, 3/15/25	United States	17,000,000	18,975,228
c	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	9,400,000	9,547,392
	senior note, 144A, 5.50%, 3/01/23	United States	11,270,000	11,243,008
	senior note, 144A, 5.875%, 5/15/23	United States	1,950,000	1,946,646
	senior note, 144A, 9.00%, 12/15/25	United States	5,000,000	5,392,050
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	4,500,000	4,678,065
	senior secured note, first lien, 144A, 5.50%, 11/01/25	United States	35,000,000	35,807,100
c	Bayer U.S. Finance II LLC, senior note, 144A, 4.25%, 12/15/25	Germany	15,000,000	17,246,445
c	Bristol-Myers Squibb Co., senior bond, 144A, 3.40%, 7/26/29	United States	8,000,000	9,331,230
c	CHS/Community Health Systems Inc.,
	senior note, 144A, 9.875%, 6/30/23	United States	94,701,000	74,017,828
	senior note, 144A, 8.125%, 6/30/24	United States	49,344,000	33,214,187
	senior note, 144A, 8.00%, 12/15/27	United States	32,000,000	30,666,720
	senior note, 144A, 6.875%, 4/01/28	United States	91,000,000	34,068,125
	senior secured note, 144A, 6.625%, 2/15/25	United States	39,000,000	36,757,500
	senior secured note, 144A, 8.00%, 3/15/26	United States	12,500,000	11,827,500
	Cigna Corp., senior note, 3.75%, 7/15/23	United States	13,292,000	14,438,833
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	8,000,000	9,358,823
	senior bond, 5.05%, 3/25/48	United States	3,900,000	5,081,297
	senior note, 4.10%, 3/25/25	United States	5,100,000	5,768,787

Semiannual Report	FI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

	Corporate Bonds (continued)
	Health Care (continued)
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	$5,000,000	$5,092,500
	senior bond, 5.00%, 5/01/25	United States	4,000,000	4,094,000
[c]	Endo Dac/Endo Finance LLC/Endo Finco Inc.,
	secured note, second lien, 144A, 9.50%, 7/31/27	United States	5,273,000	5,603,617
	senior note, 144A, 6.00%, 6/30/28	United States	7,094,000	4,611,100
	HCA Inc.,
	senior bond, 5.875%, 5/01/23	United States	7,500,000	8,129,850
	senior secured note, first lien, 5.00%, 3/15/24	United States	10,400,000	11,571,452
[c]	Mallinckrodt International Finance SA, first lien, senior note, 144A, 10.00%, 4/15/25	United States	2,500,000	2,118,750
[c]	Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
	senior note, 144A, 5.75%, 8/01/22	United States	12,100,000	3,055,250
	senior note, 144A, 5.50%, 4/15/25	United States	7,600,000	1,277,750
	Mylan NV, senior note, 3.95%, 6/15/26	United States	10,000,000	11,189,159
[c]	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	8,429,000	8,678,035
	Tenet Healthcare Corp.,
	secured note, second lien, 5.125%, 5/01/25	United States	2,500,000	2,415,525
	senior note, 8.125%, 4/01/22	United States	30,000,000	31,554,000
	senior note, 6.75%, 6/15/23	United States	58,200,000	57,821,700
[c]	senior note, second lien, 144A, 6.25%, 2/01/27	United States	29,000,000	28,872,980

				555,452,432

	Industrials 1.3%
[c]	Ashtead Capital Inc., second lien, 144A, 4.25%, 11/01/29	United Kingdom	4,500,000	4,511,250
	Raytheon Technologies Corp., senior note, 3.95%, 8/16/25	United States	15,000,000	17,138,389
	United Rentals North America Inc., senior bond, 4.875%, 1/15/28	United States	18,000,000	18,478,170
[c]	WESCO Distribution Inc., senior note, 144A, 7.125%, 6/15/25	United States	14,000,000	14,800,800

				54,928,609

	Information Technology 0.3%
[c]	CommScope Inc., senior bond, 144A, 5.50%, 6/15/24	United States	10,000,000	10,183,300

	Materials 1.3%
[c]	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	9,665,000	9,595,509
[c]	Cleveland-Cliffs Inc., senior secured note, 144A, 6.75%, 3/15/26	United States	5,000,000	4,837,500
[c]	FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 5.125%, 5/15/24	Australia	6,700,000	6,918,453
[c]	Mauser Packaging Solutions Holding Co.,
	secured note, 144A, 5.50%, 4/15/24	United States	10,000,000	9,843,625
	senior note, 144A, 7.25%, 4/15/25	United States	23,000,000	20,924,020

				52,119,107

	Real Estate 0.7%
	Equinix Inc., senior bond, 5.375%, 5/15/27	United States	11,000,000	12,026,465
	Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	16,000,000	16,203,440

				28,229,905

	Utilities 0.3%
	Calpine Corp., senior note, 5.50%, 2/01/24	United States	11,375,000	11,410,433

	Total Corporate Bonds (Cost $1,392,803,100)			1,339,952,880

FI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Principal Amount*	Value

g,h	Senior Floating Rate Interests (Cost $16,539,326) 0.2%
	Consumer Discretionary 0.2%
	Belk Inc., Term Loans, 7.75%, (3-month USD LIBOR + 6.75%), 7/31/25	United States	$17,575,134	$6,406,136

	U.S. Government and Agency Securities 4.5%
	U.S. Treasury Note,
	2.375%, 3/15/21	United States	75,000,000	76,168,945
	2.75%, 4/30/23	United States	25,000,000	26,817,871
	2.75%, 5/31/23	United States	50,000,000	53,742,188
	2.875%, 5/31/25	United States	25,000,000	28,154,785

	Total U.S. Government and Agency Securities (Cost $174,892,363)			184,883,789

	Mortgage-Backed Securities 4.5%
	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.2%
	FHLMC 30 Year, 4.00%, 5/01/49 - 10/01/49	United States	7,169,412	7,648,238

	Federal National Mortgage Association (FNMA) Fixed Rate 0.8%
	FNMA 30 Year, 3.00%, 7/01/50	United States	4,980,000	5,251,842
	FNMA 30 Year, 4.00%, 10/01/47 - 2/01/50	United States	28,016,940	29,837,235

				35,089,077

	Government National Mortgage Association (GNMA) Fixed Rate 3.5%
	GNMA II SF 30 Year, 3.50%, 1/20/50	United States	23,888,979	25,268,036
	GNMA II SF 30 Year, 3.50%, 6/20/50	United States	66,530,000	70,677,437
	GNMA II SF 30 Year, 4.00%, 9/20/49 - 12/20/49	United States	32,169,715	34,116,030
	GNMA II SF 30 Year, 4.00%, 1/20/50	United States	11,693,863	12,415,067

				142,476,570

	Total Mortgage-Backed Securities (Cost $184,095,753)			185,213,885

			Shares

	Escrows and Litigation Trusts (Cost $62,603) 0.0%
a,i	Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	1,400,000	—

		Number of Contracts	Notional Amount#

	Options Purchased (Cost $19,402,038) 0.3%
	Puts - Exchange-Traded
	S&P 500 Index, September Strike Price $3,000.00, Expires 9/18/20	1,000	100,000	12,037,000

	Total Investments before Short Term Investments (Cost $3,758,399,540)			3,839,083,422

		Country	Shares

	Short Term Investments 6.1%

	Money Market Funds (Cost $249,194,489) 6.1%
j,k	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	249,194,489	249,194,489

Semiannual Report	FI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

		Country	Shares	Value

	Short Term Investments (continued)

l	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Money Market Funds (Cost $114,000) 0.0%†
[j,k]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	114,000	$114,000

			Principal Amount*
	Repurchase Agreements (Cost $29,677) 0.0%†
[m]	Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $29,677)
	BNP Paribas Securities Corp.
	Collateralized by U.S. Treasury Bonds, 7.875%, 2/15/21; U.S. Treasury Notes, 0.125% - 2.875%, 12/31/20 - 1/31/24; and U.S. Treasury Strips, 8/15/20 -11/15/22 (valued at $30,271)	United States	$29,677	29,677

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $143,677)			143,677

	Total Investments (Cost $4,007,737,706) 100.3%			4,088,421,588

	Options Written (0.1)%			(3,991,000)

	Other Assets, less Liabilities (0.2)%			(9,539,878)

	Net Assets 100.0%			$4,074,890,710

		Number of Contracts	Notional Amount#

n	Options Written (Premiums received $6,297,961) (0.1)%
	Puts - Exchange-Traded
	S&P 500 Index, September Strike Price $2,600.00, Expires 9/18/20	1,000	100,000	(3,991,000)

FI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

See Abbreviations on page FI-31.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 1(f) regarding equity-linked securities.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $1,112,371,415, representing 27.3% of net assets.

dA portion or all of the security is on loan at June 30, 2020. See Note 1(g).

eSecurity purchased on a when-issued basis. See Note 1(d).

fPerpetual security with no stated maturity date.

gThe coupon rate shown represents the rate at period end.

hSee Note 1(h) regarding senior floating rate interests.

iFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

jSee Note 3(e) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

lSee Note 1(g) regarding securities on loan.

mSee Note 1(c) regarding joint repurchase agreement.

nSee Note 1(e) regarding written options.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Income VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,758,399,540
Cost - Non-controlled affiliates (Note 3e)	249,308,489
Cost - Unaffiliated repurchase agreements	29,677

Value - Unaffiliated issuers+	$3,839,083,422
Value - Non-controlled affiliates (Note 3e)	249,308,489
Value - Unaffiliated repurchase agreements	29,677
Cash	4,675,862
Receivables:
Investment securities sold	213,058
Capital shares sold	1,515,795
Dividends and interest	21,945,631
Other assets	3,878

Total assets	4,116,775,812

Liabilities:
Payables:
Investment securities purchased	33,547,935
Capital shares redeemed	1,425,480
Management fees	1,497,626
Distribution fees	819,511
Trustees’ fees and expenses	2,324
Options written, at value (premiums received $6,297,961)	3,991,000
Payable upon return of securities loaned	143,677
Accrued expenses and other liabilities.	457,549

Total liabilities	41,885,102

Net assets, at value	$4,074,890,710

Net assets consist of:
Paid-in capital	$4,254,277,890
Total distributable earnings (losses)	(179,387,180)

Net assets, at value	$4,074,890,710

Class 1:
Net assets, at value	$ 269,045,044

Shares outstanding.	19,555,215

Net asset value and maximum offering price per share	$13.76

Class 2:
Net assets, at value	$3,527,837,470

Shares outstanding.	266,422,343

Net asset value and maximum offering price per share	$13.24

Class 4:
Net assets, at value	$ 278,008,196

Shares outstanding.	20,433,394

Net asset value and maximum offering price per share	$ 13.61

+Includes securities loaned	$ 139,740

FI-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Income VIP Fund
Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$36,052,149
Non-controlled affiliates (Note 3e)	359,942
Interest:
Unaffiliated issuers	61,535,391
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	26,259
Non-controlled affiliates (Note 3e)	11,050

Total investment income	97,984,791

Expenses:
Management fees (Note 3a)	9,857,734
Distribution fees: (Note 3c)
Class 2	4,705,187
Class 4	506,943
Custodian fees (Note 4)	23,359
Reports to shareholders	218,614
Professional fees	28,283
Trustees’ fees and expenses	15,124
Other	37,961

Total expenses	15,393,205
Expense reductions (Note 4)	(34,169)
Expenses waived/paid by affiliates (Note 3e)	(309,781)

Net expenses	15,049,255

Net investment income.	82,935,536

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(339,468,856)
Written options	368,220
Foreign currency transactions.	48,604

Net realized gain (loss)	(339,052,032)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(304,789,908)
Translation of other assets and liabilities denominated in foreign currencies	(3,134)
Written options	2,306,961

Net change in unrealized appreciation (depreciation)	(302,486,081)

Net realized and unrealized gain (loss)	(641,538,113)

Net increase (decrease) in net assets resulting from operations	$(558,602,577)

*Foreign taxes withheld on dividends	$732,781

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Statements of Changes in Net Assets

	Franklin Income VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$82,935,536	$211,417,673
Net realized gain (loss)	(339,052,032)	40,047,821
Net change in unrealized appreciation (depreciation)	(302,486,081)	514,968,839

Net increase (decrease) in net assets resulting from operations	(558,602,577)	766,434,333

Distributions to shareholders:
Class 1	(16,535,949)	(26,604,329)
Class 2	(219,850,517)	(301,656,285)
Class 4	(16,548,919)	(21,101,452)

Total distributions to shareholders	(252,935,385)	(349,362,066)

Capital share transactions: (Note 2)
Class 1	11,324,652	(360,324,820)
Class 2	(84,014,489)	(103,843,936)
Class 4	8,051,378	4,153,985

Total capital share transactions	(64,638,459)	(460,014,771)

Net increase (decrease) in net assets	(876,176,421)	(42,942,504)
Net assets:
Beginning of period	4,951,067,131	4,994,009,635

End of period	$4,074,890,710	$4,951,067,131

FI-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur

Semiannual Report	FI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

FI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

d. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

The Fund purchased or wrote exchange traded option contracts primarily to gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 9 regarding other derivative information.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

FI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	1,059,465	$15,551,192	1,872,752	$30,211,199
Shares issued in reinvestment of distributions	1,187,927	16,535,949	1,709,790	26,604,329
Shares redeemed	(1,412,137)	(20,762,489)	(25,004,206)	(417,140,348)

Net increase (decrease)	835,255	$11,324,652	(21,421,664)	$(360,324,820)

Class 2 Shares:
Shares sold	8,367,886	$119,310,211	16,435,568	$256,969,286
Shares issued in reinvestment of distributions	16,406,755	219,850,517	20,097,021	301,656,285
Shares redeemed	(29,700,434)	(423,175,217)	(42,487,994)	(662,469,507)

Net increase (decrease)	(4,925,793)	$(84,014,489)	(5,955,405)	$(103,843,936)

Class 4 Shares:
Shares sold	1,086,206	$16,185,257	2,582,430	$41,387,759
Shares issued in reinvestment of distributions	1,201,810	16,548,919	1,370,224	21,101,452
Shares redeemed	(1,686,095)	(24,682,798)	(3,658,374)	(58,335,226)

Net increase (decrease)	601,921	$8,051,378	294,280	$4,153,985

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.456% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

e. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$83,971,136	$736,334,414	$(571,111,061)	$—	$—	$249,194,489	249,194,489	$359,942

								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	747,000	95,007,000	(95,640,000)	—	—	114,000	114,000	11,050

Total Affiliated Securities	$84,718,136	$831,341,414	$(666,751,061)	$—	$—	$249,308,489		$370,992

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$4,000,093,993

Unrealized appreciation	$470,838,273
Unrealized depreciation	(386,501,678)

Net unrealized appreciation (depreciation)	$84,336,595

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of equity-linked securities, foreign currency transactions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $852,555,912 and $1,186,554,240, respectively.

Semiannual Report	FI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

6. Investment Transactions (continued)

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $143,677 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Credit Risk

At June 30, 2020, the Fund had 24.0% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Investments in securities, at value	$12,037,000[a]	Options written, at value	$3,991,000

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Equity contracts	Investments	$(10,604,077)[a]	Investments	$15,369,038[a]

	Written options	368,220	Written options	2,306,961

Totals		$(10,235,857)		$17,675,999

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of options represented 307,143 shares.

See Note 1(e) regarding derivative financial instruments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

11. Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$119,262,189	$5,112,750	$—		$124,374,939
Financials	214,640,499	28,796,770	—		243,437,269
Health Care	226,220,400	70,457,870	—		296,678,270
Materials	56,220,182	33,698,578	—		89,918,760
All Other Equity Investments	876,521,327	—	—		876,521,327
Equity-Linked Securities	—	469,407,903	—		469,407,903
Convertible Bonds	—	10,251,264	—		10,251,264
Corporate Bonds	—	1,339,952,880	—		1,339,952,880
Senior Floating Rate Interests	—	6,406,136	—		6,406,136
U.S. Government and Agency Securities	—	184,883,789	—		184,883,789
Mortgage-Backed Securities	—	185,213,885	—		185,213,885
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	12,037,000	—	—		12,037,000
Short Term Investments	249,194,489	143,677	—		249,338,166

Total Investments in Securities	$1,754,096,086	$2,334,325,502	$—		$4,088,421,588

Liabilities:
Other Financial Instruments:
Options Written	$3,991,000	$—	$—		$3,991,000

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred and convertible preferred stocks.

cIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period.

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

FI-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Income VIP Fund (continued)

Abbreviations

Currency		Selected Portfolio

USD	United States Dollar	ADR	American Depositary Receipt

		FRN	Floating Rate Note

		LIBOR	London InterBank Offered Rate

Semiannual Report	FI-31

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Franklin Large Cap Growth VIP Fund

This semiannual report for Franklin Large Cap Growth VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a +15.30% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FLG-1

FRANKLIN LARGE CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large-capitalization companies. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a -3.08% total return.2

Portfolio Composition

Based on Total Net Assets as of 6/30/20

Economic and Market Overview

U.S. equities, as measured by the S&P 500, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.3 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.3 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN LARGE CAP GROWTH VIP FUND

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

Investment Strategy

We are a research driven, fundamental investor, pursuing a growth strategy. As a bottom-up investor focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Manager’s Discussion

Looking back on the key factors affecting the Fund’s returns during the six months under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers. We employed our long-held strategy: bottom-up, individual company, fundamental research aimed at opportunistically finding what we believed to be outstanding large-capitalization companies across all sectors, at valuations we believed understated their fair worth, with future growth potential being a key driver of estimated worth.

During the period under review, an overweighting and stock selection in the information technology (IT) sector contributed to relative results, as did stock selection and an

Top 10 Holdings
6/30/20

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	9.4%
Microsoft Corp. Information Technology	7.5%
Mastercard Inc. Information Technology	4.7%
Visa Inc. Information Technology	4.4%
Apple Inc. Information Technology	3.5%
SBA Communications Corp. Real Estate	3.3%
ServiceNow Inc. Information Technology	3.2%
Alphabet Inc. Communication Services	3.0%
Adobe Inc. Information Technology	2.7%
CoStar Group Inc. Industrials	2.5%

underweight in financials. Stock selection in the consumer discretionary sector also contributed.

In IT, enterprise workflow management provider ServiceNow contributed to relative results. Shares rose after the company raised subscription revenue guidance in its fourth quarter 2019 earnings report. Investors were further impressed when first quarter 2020 earnings came in line with expectations despite many businesses reducing activity in March due to COVID-19. Cloud communications services provider Twilio and computer software and hardware company Microsoft also helped results.

In financials, financial information and analytics companies MSCI and S&P Global helped relative performance.

In consumer discretionary, online marketplace and web services operator Amazon.com contributed to relative results as shares of the company rose during the COVID-19 pandemic. Consumers increasingly turned to the online retailer for basic goods as they spent growing amounts of time at home, boosting sales. The company also benefited from the increase in remote working, which has made more companies reliant on technology infrastructure provided by Amazon Web Services. Exercise equipment and media company Peloton Interactive boosted performance as well.

Semiannual Report	FLG-3

FRANKLIN LARGE CAP GROWTH VIP FUND

Elsewhere, cloud software provider Veeva Systems helped relative performance. Shares of the company, which focuses on the life sciences industry, rose after revenue for its April quarter beat expectations. We believe the company is navigating the current environment quite well, and remain encouraged by the velocity of new offerings coming from the product team, which should enable sustained growth for years.

In contrast, stock selection in the materials and consumer staples sectors detracted from relative results. In materials, specialty chemicals manufacturer Ingevity (not held at period-end) hurt performance. In consumer staples, potato producer and processor Lamb Weston Holdings detracted.

Elsewhere, an underweighting in personal computing device manufacturer and service provider Apple detracted from relative performance. Apple reported strong first quarter and better-than-expected second-quarter fiscal year 2020 results and anticipated some ongoing headwinds related to the COVID-19 pandemic. Apple’s supply chain has remained intact, as evidenced by new product launches, and continued demand for the company’s products and services, particularly wearable technology.

Relative performance was also hurt by positions in biopharmaceutical firm Heron Therapeutics and oil exploration and production company Diamondback Energy. Investor sentiment in Heron Therapeutics soured in June after the Food and Drug Administration delayed approval of one of their anesthesia products, though we believe the drug could be approved by the end of the year. Diamondback Energy was hurt by the collapse of oil prices brought on by the global economic shutdown and Russia-Saudi price war. We liquidated our position due to uncertainty about when oil prices will recover to the level needed for the company to be profitable.

Thank you for your participation in Franklin Large Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FLG-4	Semiannual Report

FRANKLIN LARGE CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,153.00	$5.83	$1,019.44	$5.47	1.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FLG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.73	$19.19	$20.93	$17.85	$18.42	$23.26

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.06)	(0.04)	(0.03)	(0.04)	(0.06)

Net realized and unrealized gains (losses)	3.41	6.51	0.03	4.91	(0.26)	1.56

Total from investment operations	3.38	6.45	(0.01)	4.88	(0.30)	1.50

Less distributions from:

Net investment income	—	—	—	(0.20)	—	(0.13)

Net realized gains	(2.40)	(2.91)	(1.73)	(1.60)	(0.27)	(6.21)

Total distributions	(2.40)	(2.91)	(1.73)	(1.80)	(0.27)	(6.34)

Net asset value, end of period	$23.71	$22.73	$19.19	$20.93	$17.85	$18.42

Total return[c]	15.43%	34.98%	(1.24)%	28.38%	(1.49)%	5.89%

Ratios to average net assets[d]

Expenses.	0.84% [e,f]	0.84% [e,f]	0.85% [e]	0.87% [e]	0.80% [e]	0.78%

Net investment income (loss)	(0.22)%	(0.25)%	(0.17)%	(0.14)%	(0.19)%	(0.27)%

Supplemental data

Net assets, end of period (000’s)	$3,491	$1,350	$1,040	$1,092	$883	$47,864

Portfolio turnover rate	7.99%	17.01%	21.93%	24.96%	36.26% [g]	23.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

FLG-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Large Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.00	$18.70	$20.48	$17.48	$18.09	$22.94

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.11)	(0.09)	(0.08)	(0.08)	(0.11)

Net realized and unrealized gains (losses)	3.29	6.32	0.04	4.81	(0.26)	1.54

Total from investment operations	3.24	6.21	(0.05)	4.73	(0.34)	1.43

Less distributions from:

Net investment income	—	—	—	(0.13)	—	(0.07)

Net realized gains	(2.40)	(2.91)	(1.73)	(1.60)	(0.27)	(6.21)

Total distributions	(2.40)	(2.91)	(1.73)	(1.73)	(0.27)	(6.28)

Net asset value, end of period	$22.84	$22.00	$18.70	$20.48	$17.48	$18.09

Total return[c]	15.30%	34.58%	(1.47)%	28.11%	(1.79)%	5.62%

Ratios to average net assets[d]

Expenses.	1.09% [e,f]	1.09% [e,f]	1.10% [e]	1.12% [e]	1.05% [e]	1.03%

Net investment income (loss)	(0.47)%	(0.50)%	(0.42)%	(0.39)%	(0.44)%	(0.52)%

Supplemental data

Net assets, end of period (000’s)	$117,039	$114,170	$100,435	$118,875	$113,028	$223,807

Portfolio turnover rate	7.99%	17.01%	21.93%	24.96%	36.26% [g]	23.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Large Cap Growth VIP Fund

		Shares/ Rights	Value

	Common Stocks and Other Equity Interests 100.2%
	Communication Services 7.0%
a	Alphabet Inc., A	2,582	$3,661,405
	[a]Facebook Inc., A	5,930	1,346,525
a	Liberty Broadband Corp., C	8,450	1,047,462
a	T-Mobile U.S. Inc.	15,667	1,631,718
a	T-Mobile U.S. Inc., rts., 7/28/20	3,067	516
	The Walt Disney Co.	6,949	774,883

			8,462,509

	Consumer Discretionary 12.8%
a	Amazon.com Inc.	4,120	11,366,338
	Aptiv PLC	7,653	596,322
a	Burlington Stores Inc.	1,434	282,398
a	Chipotle Mexican Grill Inc.	937	986,061
	NIKE Inc., B	7,496	734,983
a	Peloton Interactive Inc., A	15,735	909,011
a	Tesla Inc.	456	492,393

			15,367,506

	Consumer Staples 2.2%
	Constellation Brands Inc., A	5,435	950,853
	Lamb Weston Holdings Inc.	8,805	562,904
a	Monster Beverage Corp.	9,692	671,850
a	Nomad Foods Ltd. (United Kingdom)	22,994	493,221

			2,678,828

	Financials 6.5%
	The Charles Schwab Corp.	15,982	539,233
	Intercontinental Exchange Inc.	16,759	1,535,124
	MarketAxess Holdings Inc.	2,851	1,428,123
	MSCI Inc.	6,261	2,090,047
	S&P Global Inc.	6,890	2,270,117

			7,862,644

	Health Care 16.1%
	AstraZeneca PLC, ADR (United Kingdom)	16,104	851,741
	Danaher Corp.	4,767	842,949
a	Edwards Lifesciences Corp.	19,753	1,365,130
a	Guardant Health Inc.	4,712	382,285
a	GW Pharmaceuticals PLC, ADR (United Kingdom)	5,361	657,902
a	Heron Therapeutics Inc.	66,419	977,024
a	IDEXX Laboratories Inc.	3,276	1,081,604
a	Illumina Inc.	2,184	808,844
a	Intuitive Surgical Inc.	1,922	1,095,213
a	Nevro Corp.	8,979	1,072,721
a,b	Novavax Inc.	11,504	958,858
a	PTC Therapeutics Inc.	5,995	304,186
a	Reata Pharmaceuticals Inc.	3,788	591,004
a	Royalty Pharma PLC	11,100	538,905

FLG-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
	UnitedHealth Group Inc.	10,145	$2,992,268
a	Veeva Systems Inc.	10,964	2,570,181
	West Pharmaceutical Services Inc.	10,438	2,371,200

			19,462,015

	Industrials 8.7%
a	CoStar Group Inc.	4,254	3,023,190
	Honeywell International Inc.	6,992	1,010,974
	IHS Markit Ltd.	11,298	852,999
	Raytheon Technologies Corp.	9,672	595,989
	Republic Services Inc.	4,414	362,169
	Roper Technologies Inc.	3,767	1,462,575
	TransUnion	6,713	584,299
	Union Pacific Corp.	4,556	770,283
	Verisk Analytics Inc.	10,849	1,846,500

			10,508,978

	Information Technology 41.8%
a	Adobe Inc.	7,527	3,276,578
	Analog Devices Inc.	7,163	878,470
	Apple Inc.	11,525	4,204,320
a	Atlassian Corp. PLC	2,283	411,556
a	Autodesk Inc.	2,384	570,229
a	Bill.Com Holdings Inc.	11,169	1,007,556
a	Black Knight Inc.	9,366	679,597
a	DocuSign Inc.	4,356	750,147
a	Fiserv Inc.	7,818	763,193
	Intuit Inc.	2,110	624,961
	Mastercard Inc., A	19,108	5,650,236
	Microsoft Corp.	44,422	9,040,321
	Monolithic Power Systems	5,425	1,285,725
	NVIDIA Corp.	5,684	2,159,409
a	Okta Inc., A	2,697	540,020
a	PayPal Holdings Inc.	14,279	2,487,830
a	PTC Inc.	11,195	870,859
a	salesforce.com Inc.	6,700	1,255,111
a	ServiceNow Inc.	9,538	3,863,462
a	Shopify Inc., A (Canada)	726	689,119
a	Synopsys Inc.	2,061	401,895
a	Twilio Inc., A	8,887	1,949,986
	Visa Inc., A	27,490	5,310,243
a	Workday Inc., A	3,334	624,658
a	Zendesk Inc.	7,074	626,261
a	Zoom Video Communications Inc., A	1,723	436,850

			50,358,592

Semiannual Report	FLG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

		Shares/ Rights	Value

	Common Stocks and Other Equity Interests (continued)
	Materials 0.9%
	Ecolab Inc.	2,957	$588,295
	Linde PLC (United Kingdom)	2,346	497,610

			1,085,905

	Real Estate 4.2%
	American Tower Corp.	4,221	1,091,297
	SBA Communications Corp., A	13,138	3,914,073

			5,005,370

	Total Common Stocks and Other Equity Interests (Cost $45,695,913)		120,792,347

		Principal Amount

	Short Term Investments 1.4%

	Repurchase Agreements (Cost $794,915) 0.7%
c	Joint Repurchase Agreement, 0.065%, 7/01/20 (Maturity Value $794,917)
	BNP Paribas Securities Corp. (Maturity Value $551,506)
	Deutsche Bank Securities Inc. (Maturity Value $151,495)
	HSBC Securities (USA) Inc. (Maturity Value $91,916)
	Collateralized by U.S. Government Agency Securities, 4.00%, 3/20/44; U.S. Government Agency Strips, 8/15/39; and U.S. Treasury Notes, 1.75% - 2.25%, 4/15/22 - 7/31/24 (valued at $811,706)	$794,915	794,915

		Shares

d	Investments from Cash Collateral Received for Loaned Securities 0.7%
	Money Market Funds (Cost $708,000) 0.6%
[e,f]	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	708,000	708,000

		Principal Amount

	Repurchase Agreements 0.1%
c	Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $177,181)
	BNP Paribas Securities Corp.
	Collateralized by U.S. Treasury Bonds, 7.875%, 2/15/21; U.S. Treasury Notes, 0.125% - 2.875%, 12/31/20 - 1/31/24; U.S. Treasury Strips, 8/15/20 - 11/15/22 (valued at $180,725)	$177,181	177,181

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $885,181)		885,181

	Total Investments (Cost $47,376,009) 101.6%.		122,472,443
	Other Assets, less Liabilities (1.6)%		(1,942,677)

	Net Assets 100.0%		$120,529,766

FLG-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

See Abbreviations on page FLG-21.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2020. See Note 1(d).

cSee Note 1(c) regarding joint repurchase agreement.

dSee Note 1(d) regarding securities on loan.

eSee Note 3(e) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. |	Semiannual Report	FLG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Large Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$45,695,913
Cost - Non-controlled affiliates (Note 3e)	708,000
Cost - Unaffiliated repurchase agreements.	972,096

Value - Unaffiliated issuers+	$120,792,347
Value - Non-controlled affiliates (Note 3e)	708,000
Value - Unaffiliated repurchase agreements	972,096
Receivables:
Investment securities sold (includes securities loaned in the amount of $2,181)	371,900
Capital shares sold	20,591
Dividends	13,269
Other assets	95

Total assets	122,878,298

Liabilities:
Payables:
Capital shares redeemed	1,308,178
Management fees	72,984
Distribution fees	23,866
Trustees’ fees and expenses	47
Payable upon return of securities loaned	885,181
Accrued expenses and other liabilities	58,276

Total liabilities	2,348,532

Net assets, at value	$120,529,766

Net assets consist of:
Paid-in capital	$42,360,849
Total distributable earnings (losses)	78,168,917

Net assets, at value	$120,529,766

Class 1:
Net assets, at value	$3,490,990

Shares outstanding	147,223

Net asset value and maximum offering price per share	$23.71

Class 2:
Net assets, at value	$117,038,776

Shares outstanding	5,123,304

Net asset value and maximum offering price per share	$22.84

+Includes securities loaned . . . .	$862,923

FLG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Large Cap Growth VIP Fund

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$ 308,252
Interest:
Unaffiliated issuers	1,547
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	33,629
Non-controlled affiliates (Note 3e)	1,039

Total investment income	344,467

Expenses:
Management fees (Note 3a)	417,541
Distribution fees: (Note 3c)
Class 2.	136,330
Custodian fees (Note 4)	721
Reports to shareholders.	17,646
Professional fees	28,175
Trustees’ fees and expenses	354
Other	5,205

Total expenses	605,972
Expense reductions (Note 4)	(320)
Expenses waived/paid by affiliates (Note 3e)	(671)

Net expenses	604,981

Net investment income (loss)	(260,514)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,376,961

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	12,746,633

Net realized and unrealized gain (loss)	16,123,594

Net increase (decrease) in net assets resulting from operations	$15,863,080

*Foreign taxes withheld on dividends	$ 178

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FLG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Large Cap Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (260,514)	$ (573,122)
Net realized gain (loss)	3,376,961	11,677,580
Net change in unrealized appreciation (depreciation)	12,746,633	22,617,082

Net increase (decrease) in net assets resulting from operations	15,863,080	33,721,540

Distributions to shareholders:
Class 1	(319,951)	(156,170)
Class 2	(11,348,356)	(14,406,046)

Total distributions to shareholders	(11,668,307)	(14,562,216)

Capital share transactions: (Note 2)
Class 1	1,976,277	107,346
Class 2	(1,161,759)	(5,221,870)

Total capital share transactions	814,518	(5,114,524)

Net increase (decrease) in net assets	5,009,291	14,044,800
Net assets:
Beginning of period	115,520,475	101,475,675

End of period	$120,529,766	$115,520,475

FLG-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (Unaudited)

Franklin Large Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Large Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2020, 69.2% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day

Semiannual Report	FLG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	83,153	$1,865,488	—	$—
Shares issued in reinvestment of distributions	14,182	319,951	7,497	156,170
Shares redeemed	(9,523)	(209,162)	(2,288)	(48,824)

Net increase (decrease)	87,812	$1,976,277	5,209	$107,346

Class 2 Shares:
Shares sold	174,829	$3,837,628	338,704	$6,860,065
Shares issued in reinvestment of distributions	522,004	11,348,356	713,171	14,406,046
Shares redeemed	(762,248)	(16,347,743)	(1,234,745)	(26,487,981)

Net increase (decrease)	(65,415)	$(1,161,759)	(182,870)	$(5,221,870)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$411,000	$6,275,000	$(5,978,000)	$—	$—	$708,000	708,000	$1,039

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$47,419,590

Unrealized appreciation	$75,709,374
Unrealized depreciation	(656,521)

Net unrealized appreciation (depreciation)	$75,052,853

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $8,973,946 and $18,893,483, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $885,181 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Large Cap Growth VIP Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$120,792,347	$—	$—	$120,792,347
Short Term Investments	708,000	972,096	—	1,680,096

Total Investments in Securities	$121,500,347	$972,096	$—	$122,472,443

aFor detailed categories, see the accompanying Statement of Investments.

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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Franklin Mutual Global Discovery VIP Fund

This semiannual report for Franklin Mutual Global Discovery VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -21.20% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund’s investment goal is capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on mid- and large cap companies. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest substantially and potentially up to 100% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Value securities may not increase in price as anticipated, or may decline further in value. The Fund’s investments in foreign securities involve more risks than U.S. securities, including political and economic developments, trading practices, availability of information, limited markets, and currency exchange fluctuations and policies. Because the Fund may invest at least a significant portion of its assets in companies in a specific region, including Europe, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund’s investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI World Index posted a -5.48% total return for the same period.1

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index, posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI

Europe Index, posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index, posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase

2. Source: U.S. Bureau of Labor Statistics.

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of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life, although the market indexes would suggest that it is business as usual. Stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and value stocks in particular?

As markets rose sharply in April, investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue

Top 10 Sectors/Industries
6/30/20

% of Total Net Assets
Pharmaceuticals	11.8%
Oil, Gas & Consumable Fuels	9.0%
Banks	7.2%
Insurance	6.8%
Technology Hardware, Storage & Peripherals	4.8%
Software	4.1%
Tobacco	3.9%
Health Care Providers & Services	3.8%
Automobiles	3.3%
Diversified Financial Services	3.2%

visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Our traditional value equity investment approach is complemented with two other strategies: distressed investing and merger arbitrage.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary intervention have limited the number of attractive options, but we have found opportunities in the energy sector and the retail and travel industries. Although each situation is unique, these securities have strong collateral packages and covenant protections or other features that we believe make them substantially more attractive than the broad array of available distressed debt.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has slowed significantly since the onset of the pandemic. Deal terms agreed to before the virus emerged have become unbalanced and are now more favorable for sellers than they are for buyers. Not surprisingly, some of these proposals have become embroiled in litigation. Also, M&A activity has slowed as the economic realities of the coronavirus get priced into the market, and bankers are challenged to conduct due diligence remotely. As the period ended, we began to see signs that transactions activity might resume, but we would expect the second half of the year to be focused on resolving pending deals, rather than significant growth in new ones.

Fund Performance

Turning to Fund performance, investments that detracted included U.S.-based companies Wells Fargo, American

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International Group (AIG; not held at period-end) and Hartford Financial Services Group.

The shares of diversified financial services company Wells Fargo were pulled down by negative investor sentiment for financials, which have trailed the broader market rally from the March 23 bottom. Concerns about a possible dividend cut as bank earnings have come under pressure, and speculation about the Fed moving to negative interest rates—subsequently refuted by Fed Chairman Jerome Powell—contributed to the selloff. Earlier in the period, management reported year-end 2019 earnings that fell well short of consensus estimates.

Shares of insurer AIG retreated as COVID-19 concerns and a lack of clarity on forward guidance related to expenses and investment income contributed to negative investor sentiment. The stock initially rallied following the company’s first-quarter earnings call at which management revealed that the majority of its property policies—which include coverage for business interruption—contained exclusions for losses related to viruses.

Shares of insurance products provider Hartford Financial Services Group trended down on investor concerns about COVID-19 exposure within the company’s various insurance lines. Management asserted that significant losses on business interruption coverages are unlikely because of existing policy language containing virus exclusions in most policies. Nevertheless, there has been a surge in property claims attributable to the pandemic, and management acknowledged there could be higher loss costs, litigation activity and legal expenses. Share repurchases totaled $150 million in 2020’s first quarter, but like most companies, stock buybacks have been suspended pending greater clarity on earnings. There is $650 million remaining under the authorization, which expires in December. Earlier in the period, Hartford’s stock price rallied after the insurer reported fourth-quarter 2019 financial results that surpassed consensus estimates for operating earnings and revenue, driven by underwriting results in property and casualty, a lower group disability loss ratio in group benefits and improved net investment income.

During the period under review, Fund investments that contributed positively to performance included U.S.-based companies Eli Lilly, Kraft Heinz and NortonLifeLock (not held at period-end).

Shares of pharmaceutical products company Eli Lilly were volatile but climbed during the period. Investor sentiment improved as the market came to the realization that the company’s business may not be meaningfully impacted by

Top 10 Holdings
6/30/20
Company Sector/Industry, Country	% of Total Net Assets

GlaxoSmithKline PLC Pharmaceuticals, U.K.	3.4%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.1%
Novartis AG Pharmaceuticals, Switzerland	3.0%
Merck & Co. Inc. Pharmaceuticals, U.S.	3.0%
Medtronic PLC Health Care Equipment & Supplies, U.S.	3.0%
British American Tobacco PLC Tobacco, U.K.	2.9%
Volkswagen AG Automobiles, Germany	2.6%
NN Group NV Insurance, Netherlands	2.5%
CVS Health Corp. Health Care Providers & Services, U.S.	2.5%
Charter Communications Inc. Media, U.S.	2.5%

the disruption caused by the COVID-19 pandemic. First-quarter financial results exceeded consensus sales and earnings expectations, with revenues benefiting from customers stocking up amid COVID-19, which is likely to reverse later in the year. Management raised 2020 guidance for earnings per share and reiterated the outlook for revenue and operating margin. In our view, Eli Lilly has a strong drug pipeline with several important compounds that positions the company well for continued growth over time.

Investors bid up shares of food products producer Kraft Heinz as surging demand for its products led to better-than-expected sales growth. Management raised its sales guidance in a business update early in the period, and financial results in the subsequent quarterly earnings report exceeded consensus estimates. The company reaffirmed the dividend payment, which also contributed to positive investor sentiment, and several analysts upgraded Kraft Heinz stock.

Shares of cybersecurity solutions provider NortonLifeLock outperformed during the period as work-from-home requirements attributable to the COVID-19 pandemic led to increased consumer purchases of the company’s cybersecurity subscriptions, generating solid fiscal fourth-quarter earnings that were in line with consensus

Semiannual Report	MGD-5

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

expectations. NortonLifeLock’s stock rallied entering the year and surged after management announced in early January the payment of a one-time, $12 per share cash dividend funded by the 2019 sale of the enterprise security business to Broadcom. Symantec, the precursor to NortonLifeLock, sold the business as part of its transition to a pure-play consumer-focused cybersecurity company, and management subsequently adopted the NortonLifeLock brand.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

Thank you for your participation in Franklin Mutual Global Discovery VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

MGD-6	Semiannual Report

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$788.00	$5.38	$1,018.85	$6.07	1.21%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	MGD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$19.17	$17.47	$20.38	$20.22	$19.85	$22.61

Income from investment operations[a]:

Net investment income[b]	0.31[c]	0.43	0.36	0.47	0.41	0.37

Net realized and unrealized gains (losses)	(4.36)	3.64	(2.50)	1.29	1.92	(1.17)

Total from investment operations	(4.05)	4.07	(2.14)	1.76	2.33	(0.80)

Less distributions from:

Net investment income	—	(0.37)	(0.52)	(0.42)	(0.39)	(0.69)

Net realized gains	—	(2.00)	(0.25)	(1.18)	(1.57)	(1.27)

Total distributions	—	(2.37)	(0.77)	(1.60)	(1.96)	(1.96)

Net asset value, end of period	$15.12	$19.17	$17.47	$20.38	$20.22	$19.85

Total return[d]	(21.13)%	24.71%	(11.01)%	8.99%	12.32%	(3.39)%

Ratios to average net assets[e]

Expenses[f],[g]	0.96%	0.94%	0.96%	1.01%	1.01%	1.02%

Expenses incurred in connection with securities sold short	0.02%	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	3.92%[c]	2.22%	1.81%	2.29%	2.10%	1.71%

Supplemental data

Net assets, end of period (000’s)	$3,065	$3,878	$3,282	$3,189	$3,084	$2,632

Portfolio turnover rate	19.48%	21.82%	29.84%	17.49%	17.54%	21.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.05%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MGD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.54	$16.96	$19.80	$19.69	$19.37	$22.11

Income from investment operations[a]:

Net investment income[b]	0.28[c]	0.37	0.30	0.41	0.35	0.32

Net realized and unrealized gains (losses)	(4.21)	3.53	(2.42)	1.25	1.87	(1.16)

Total from investment operations	(3.93)	3.90	(2.12)	1.66	2.22	(0.84)

Less distributions from:

Net investment income	—	(0.32)	(0.47)	(0.37)	(0.33)	(0.63)

Net realized gains	—	(2.00)	(0.25)	(1.18)	(1.57)	(1.27)

Total distributions	—	(2.32)	(0.72)	(1.55)	(1.90)	(1.90)

Net asset value, end of period	$14.61	$18.54	$16.96	$19.80	$19.69	$19.37

Total return[d]	(21.20)%	24.37%	(11.22)%	8.71%	12.06%	(3.65)%

Ratios to average net assets[e]

Expenses[f,g]	1.21%	1.19%	1.21%	1.26%	1.26%	1.27%

Expenses incurred in connection with securities sold short	0.02%	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	3.67%[c]	1.97%	1.56%	2.04%	1.85%	1.46%

Supplemental data

Net assets, end of period (000’s)	$412,641	$539,759	$500,607	$631,179	$630,397	$629,366

Portfolio turnover rate	19.48%	21.82%	29.84%	17.49%	17.54%	21.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.80%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Global Discovery VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$18.98	$17.30	$20.17	$20.02	$19.66	$22.39

Income from investment operations[a]:

Net investment income[b]	0.29[c]	0.36	0.29	0.40	0.34	0.30

Net realized and unrealized gains (losses)	(4.33)	3.61	(2.47)	1.27	1.89	(1.17)

Total from investment operations	(4.04)	3.97	(2.18)	1.67	2.23	(0.87)

Less distributions from:

Net investment income	—	(0.29)	(0.44)	(0.34)	(0.30)	(0.59)

Net realized gains	—	(2.00)	(0.25)	(1.18)	(1.57)	(1.27)

Total distributions	—	(2.29)	(0.69)	(1.52)	(1.87)	(1.86)

Net asset value, end of period	$14.94	$18.98	$17.30	$20.17	$20.02	$19.66

Total return[d]	(21.29)%	24.28%	(11.31)%	8.61%	11.91%	(3.74)%

Ratios to average net assets[e]

Expenses[f,g]	1.31%	1.29%	1.31%	1.36%	1.36%	1.37%

Expenses incurred in connection with securities sold short	0.02%	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	3.57%[c]	1.87%	1.46%	1.94%	1.75%	1.36%

Supplemental data

Net assets, end of period (000’s)	$24,116	$30,865	$30,094	$41,713	$45,262	$49,054

Portfolio turnover rate	19.48%	21.82%	29.84%	17.49%	17.54%	21.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.14 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.70%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MGD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Global Discovery VIP Fund

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 89.1%
	Aerospace & Defense 1.2%
	BAE Systems PLC	United Kingdom	914,196	$5,466,177

	Auto Components 0.0%†
[a,b,c]	International Automotive Components Group Brazil LLC	Brazil	424,073	7,974

	Automobiles 0.7%
	General Motors Co.	United States	119,200	3,015,760

	Banks 7.2%
	Citigroup Inc	United States	87,450	4,468,695
	First Horizon National Corp.	United States	353,473	3,520,591
	ING Groep NV	Netherlands	803,522	5,600,776
	JPMorgan Chase & Co.	United States	68,686	6,460,605
	Standard Chartered PLC	United Kingdom	892,332	4,836,953
	Wells Fargo & Co.	United States	257,820	6,600,192

				31,487,812

	Beverages 0.9%
	Heineken NV	Netherlands	41,100	3,788,853

	Building Products 2.1%
	Johnson Controls International PLC	United States	266,700	9,105,138

	Capital Markets 3.0%
	Credit Suisse Group AG	Switzerland	722,165	7,514,031
a	Deutsche Bank AG.	Germany	433,542	4,135,664
	Guotai Junan Securities Co. Ltd.	China	1,275,797	1,774,230

				13,423,925

	Chemicals 2.8%
	BASF SE	Germany	130,518	7,330,452
	Covestro AG	Germany	134,621	5,127,021

				12,457,473

	Communications Equipment 1.3%
	Cisco Systems Inc.	United States	120,380	5,614,523

	Construction Materials 1.3%
a	LafargeHolcim Ltd., B	Switzerland	126,515	5,573,748

	Consumer Finance 1.1%
	Capital One Financial Corp.	United States	79,688	4,987,672

	Containers & Packaging 1.3%
	International Paper Co.	United States	160,200	5,640,642

	Diversified Financial Services 3.2%
a	Berkshire Hathaway Inc., B	United States	30,300	5,408,853
	M&G PLC	United Kingdom	998,386	2,073,009
	Voya Financial Inc.	United States	143,950	6,715,268

				14,197,130

	Entertainment 2.2%
	The Walt Disney Co.	United States	85,691	9,555,403

Semiannual Report	MGD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Food & Staples Retailing 1.0%
	Walgreens Boots Alliance Inc.	United States	102,504	$4,345,145

	Food Products 2.1%
	The Kraft Heinz Co.	United States	292,300	9,321,447

	Health Care Equipment & Supplies 3.0%
	Medtronic PLC.	United States	142,613	13,077,612

	Health Care Providers & Services 3.8%
	Anthem Inc.	United States	21,532	5,662,486
	CVS Health Corp.	United States	168,591	10,953,357

				16,615,843

	Hotels, Restaurants & Leisure 1.1%
a	Accor SA	France	180,200	4,917,513

	Industrial Conglomerates 0.8%
	General Electric Co.	United States	544,250	3,717,228

	Insurance 6.8%
	Alleghany Corp.	United States	2,730	1,335,352
	China Pacific Insurance Group Co. Ltd., H	China	1,931,308	5,190,715
	Everest Re Group Ltd.	United States	10,778	2,222,423
	The Hartford Financial Services Group Inc.	United States	259,596	10,007,426
	NN Group NV	Netherlands	333,803	11,217,375

				29,973,291

	IT Services 1.9%
	Cognizant Technology Solutions Corp., A	United States	146,460	8,321,857

	Machinery 0.9%
a	CNH Industrial NV	United Kingdom	536,078	3,765,939

	Media 2.6%
a	Charter Communications Inc., A	United States	21,286	10,856,711
[a] i	HeartMedia Inc., A	United States	95,199	794,912
[a,b] i	HeartMedia Inc., B	United States	1,606	11,399

				11,663,022

	Oil, Gas & Consumable Fuels 9.0%
	Ampol Ltd.	Australia	17,886	364,398
	BP PLC	United Kingdom	2,011,862	7,707,214
	Canadian Natural Resources Ltd.	Canada	279,600	4,850,341
	ENEOS Holdings Inc.	Japan	1,015,239	3,618,884
	Kinder Morgan Inc.	United States	441,470	6,697,100
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	127,534	2,087,464
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	226,238	3,622,210
	The Williams Cos. Inc.	United States	553,901	10,535,197

				39,482,808

	Pharmaceuticals 11.8%
a	Elanco Animal Health Inc.	United States	60,998	1,308,407
	Eli Lilly and Co.	United States	55,735	9,150,572
	GlaxoSmithKline PLC	United Kingdom	735,340	14,853,032

MGD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Pharmaceuticals (continued)
	Merck & Co. Inc.	United States	171,045	$13,226,910
	Novartis AG, ADR	Switzerland	153,897	13,441,364

				51,980,285

	Semiconductors & Semiconductor Equipment 1.3%
a	Renesas Electronics Corp.	Japan	1,102,140	5,665,443

	Software 4.1%
a	Avaya Holdings Corp.	United States	4	49
a	Avaya Holdings Corp., wts., 12/15/22	United States	5,179	6,474
a	Check Point Software Technologies Ltd.	Israel	100,267	10,771,684
	Oracle Corp.	United States	128,100	7,080,087

				17,858,294

	Specialty Retail 0.3%
a	Dufry AG	Switzerland	49,991	1,497,406

	Technology Hardware, Storage & Peripherals 4.8%
	Hewlett Packard Enterprise Co.	United States	125,444	1,220,570
	Samsung Electronics Co. Ltd.	South Korea	308,280	13,683,342
	Western Digital Corp.	United States	138,906	6,132,700

				21,036,612

	Textiles, Apparel & Luxury Goods 0.8%
	Cie Financiere Richemont SA	Switzerland	56,843	3,666,391

	Tobacco 3.9%
	Altria Group Inc.	United States	107,584	4,222,672
	British American Tobacco PLC.	United Kingdom	252,780	9,694,430
	British American Tobacco PLC, ADR	United Kingdom	83,985	3,260,298

				17,177,400

	Wireless Telecommunication Services 0.8%
	Vodafone Group PLC	United Kingdom	2,268,154	3,605,672

	Total Common Stocks and Other Equity Interests (Cost $387,991,944)			392,011,438

	Preferred Stocks (Cost $12,585,173) 2.6%
	Automobiles 2.6%
[a,d]	Volkswagen AG, pfd	Germany	74,193	11,276,333

			Principal Amount
	Corporate Bonds, Notes and Senior Floating Rate Interests 1.9%
e	American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	$4,710,000	4,438,186
e	Macy’s Inc., senior secured note, first lien, 144A, 8.375%, 6/15/25	United States	829,000	826,409
f,g,h	Mileage Plus Holdings LLC, Term Loan B, TBD, 6/25/27	United States	533,000	529,955
[e,i]	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., senior secured note, first lien, 144A, 6.50%, 6/20/27	United States	2,060,000	2,070,300

Semiannual Report	MGD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

		Country	Principal Amount	Value

	Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
	Occidental Petroleum Corp.,
	senior note, 4.85%, 3/15/21	United States	$173,000	$172,459
	[h,j] senior note, FRN, 1.842%, (3-month USD LIBOR + 1.45%), 8/15/22	United States	553,000	508,972

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $8,625,850)			8,546,281

	Corporate Notes in Reorganization 0.6%

k	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	3,610,000	1,258,139
	senior note, 11.00%, 9/15/25	United States	4,065,000	1,418,563

	Total Corporate Notes in Reorganization (Cost $7,152,596)			2,676,702

			Shares
	Companies in Liquidation 0.0%†
[a,b,l]	Tribune Media Co., Litigation Trust, Contingent Distribution	United States	57,340	—
a,b,l	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	5,912,264	3,252
[a,b,l]	Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	966,000	—

	Total Companies in Liquidation (Cost $185,800)			3,252

	Total Investments before Short Term Investments (Cost $416,541,363)			414,514,006

			Principal Amount
	Short Term Investments 5.3%

	U.S. Government and Agency Securities 5.3%
m	FHLB, 7/01/20	United States	$3,700,000	3,700,000
m	U.S. Treasury Bill,
	7/02/20.	United States	13,000,000	12,999,969
	[n] 7/23/20 - 11/27/20	United States	6,500,000	6,498,304

	Total U.S. Government and Agency Securities (Cost $23,195,830)			23,198,273

	Total Investments (Cost $439,737,193) 99.5%			437,712,279

	Other Assets, less Liabilities 0.5%			2,109,646

	Net Assets 100.0%			$439,821,925

MGD-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSee Note 10 regarding restricted securities.

dVariable rate security. The rate shown represents the yield at period end.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $7,334,895, representing 1.7% of net assets.

fSecurity purchased on a delayed delivery basis. See Note 1(c).

gA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

hSee Note 1(g) regarding senior floating rate interests.

iSecurity purchased on a when-issued basis. See Note 1(c).

jThe coupon rate shown represents the rate at period end.

kSee Note 7 regarding credit risk and defaulted securities.

lContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2020, the aggregate value of these securities pledged amounted to $910,870, representing 0.2% of net assets.

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	167	$23,491,681	9/14/20	$154,589
GBP/USD	Short	128	9,917,600	9/14/20	272,278

Total Futures Contracts.					$426,867

*As of period end.

Semiannual Report	MGD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Global Discovery VIP Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	HSBK	Buy	35,532	$24,376	7/15/20	$145	$—
Australian Dollar	UBSW	Buy	73,602	51,056	7/15/20	—	(262)
Australian Dollar	UBSW	Buy	2,986,417	2,054,149	7/15/20	6,814	—
Australian Dollar	UBSW	Sell	3,619,790	2,499,186	7/15/20	1,126	—
Euro	BOFA	Sell	665,303	736,468	7/15/20	—	(11,208)
Euro	BONY	Sell	480,594	540,818	7/15/20	720	—
Euro	HSBK	Buy	67,940	76,216	7/15/20	136	—
Euro	HSBK	Buy	1,303,998	1,467,772	7/15/20	—	(2,321)
Euro	HSBK	Sell	1,235,751	1,400,423	7/15/20	11,668	—
Euro	HSBK	Sell	1,498,320	1,670,080	7/15/20	—	(13,752)
Euro	SSBT	Sell	918,276	1,018,389	7/15/20	—	(13,584)
Euro	SSBT	Sell	961,741	1,084,091	7/15/20	3,273	—
Euro	UBSW	Sell	1,592,124	1,798,978	7/15/20	9,724	—
Euro	UBSW	Sell	29,083,618	31,880,595	7/15/20	—	(804,000)
South Korean Won	HSBK	Buy	595,344,910	493,029	7/17/20	3,332	—
South Korean Won	HSBK	Sell	661,260,600	555,112	7/17/20	3,795	—
South Korean Won	HSBK	Sell	15,855,081,459	12,966,962	7/17/20	—	(252,006)
South Korean Won	UBSW	Sell	356,186,851	291,264	7/17/20	—	(5,702)
British Pound	HSBK	Buy	13,155	16,358	8/14/20	—	(54)
British Pound	UBSW	Sell	8,878,011	11,135,645	8/14/20	132,626	—
Swiss Franc	UBSW	Sell	6,823,321	7,260,938	8/17/20	48,626	—

Total Forward Exchange Contracts						$221,985	$(1,102,889)

Net unrealized appreciation (depreciation)							$(880,904)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 11 regarding other derivative information.

See Abbreviations on page MGD-32.

MGD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$439,737,193

Value - Unaffiliated issuers	$437,712,279
Cash	159,574
Receivables:
Investment securities sold	3,500,602
Capital shares sold	328,635
Dividends and interest	1,512,037
European Union tax reclaims	323,586
Deposits with brokers for:
Futures contracts	766,705
Unrealized appreciation on OTC forward exchange contracts	221,985
Other assets	436

Total assets	444,525,839

Liabilities:
Payables:
Investment securities purchased	2,556,590
Capital shares redeemed	376,998
Management fees	324,159
Distribution fees	93,946
Trustees’ fees and expenses	266
Variation margin on futures contracts	84,556
Unrealized depreciation on OTC forward exchange contracts	1,102,889
Accrued expenses and other liabilities	164,510

Total liabilities	4,703,914

Net assets, at value	$439,821,925

Net assets consist of:
Paid-in capital	$429,236,675
Total distributable earnings (losses)	10,585,250

Net assets, at value	$439,821,925

Class 1:
Net assets, at value	$3,065,102

Shares outstanding	202,754

Net asset value and maximum offering price per share	$15.12

Class 2:
Net assets, at value	$412,640,974

Shares outstanding	28,252,674

Net asset value and maximum offering price per share	$14.61

Class 4:
Net assets, at value	$24,115,849

Shares outstanding	1,614,021

Net asset value and maximum offering price per share	$14.94

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Global Discovery VIP Fund
Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$11,415,997
Interest:
Unaffiliated issuers	382,971
Adjustment for uncollectible interest (Note 7)	(404,250)
Income from securities loaned:
Non-controlled affiliates (Note 3e)	1,064

Total investment income	11,395,782

Expenses:
Management fees (Note 3a)	2,048,477
Distribution fees: (Note 3c)
Class 2	549,594
Class 4	44,168
Custodian fees (Note 4)	12,054
Reports to shareholders	49,719
Professional fees	57,177
Trustees’ fees and expenses	1,691
Dividends on securities sold short	55,552
Other	15,373

Total expenses	2,833,805
Expense reductions (Note 4)	(2,438)
Expenses waived/paid by affiliates (Note 3e)	(392)

Net expenses	2,830,975

Net investment income	8,564,807

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(16,150,154)
Foreign currency transactions	22,651
Forward exchange contracts	936,222
Futures contracts	219,169
Securities sold short	(293,748)

Net realized gain (loss)	(15,265,860)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(112,740,294)
Translation of other assets and liabilities denominated in foreign currencies	(10,093)
Forward exchange contracts	493,454
Futures contracts	761,318
Securities sold short	374,951

Net change in unrealized appreciation (depreciation)	(111,120,664)

Net realized and unrealized gain (loss)	(126,386,524)

Net increase (decrease) in net assets resulting from operations	$(117,821,717)

*Foreign taxes withheld on dividends	$301,515

MGD-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Global Discovery VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$8,564,807	$11,110,516
Net realized gain (loss)	(15,265,860)	10,200,575
Net change in unrealized appreciation (depreciation)	(111,120,664)	100,899,252

Net increase (decrease) in net assets resulting from operations	(117,821,717)	122,210,343

Distributions to shareholders:
Class 1	—	(427,555)
Class 2	—	(61,286,007)
Class 4	—	(3,431,154)

Total distributions to shareholders	—	(65,144,716)

Capital share transactions: (Note 2)
Class 1	(24,744)	231,219
Class 2	(16,256,228)	(14,266,368)
Class 4	(578,181)	(2,510,695)

Total capital share transactions	(16,859,153)	(16,545,844)

Net increase (decrease) in net assets	(134,680,870)	40,519,783
Net assets:
Beginning of period	574,502,795	533,983,012

End of period	$439,821,925	$574,502,795

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MGD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Global Discovery VIP Fund

1.   Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Global Discovery VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2020, 43.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the

MGD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss

Semiannual Report	MGD-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Derivative Financial Instruments (continued)

and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $881,624 and the aggregate value of collateral pledged for such contracts was $910,870.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 11 regarding other derivative information.

e.   Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short.

MGD-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2020, the Fund had no securities sold short.

f.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2020, the Fund had no securities on loan.

g.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On

July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

h.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

Semiannual Report	MGD-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

h.   Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

i.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

j.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

MGD-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

2.   Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	18,126	$275,922	24,462	$464,734
Shares issued in reinvestment of distributions	—	—	24,488	427,555
Shares redeemed	(17,724)	(300,666)	(34,522)	(661,070)

Net increase (decrease)	402	$(24,744)	14,428	$231,219

Class 2 Shares:
Shares sold	1,459,013	$20,082,823	753,358	$13,863,507
Shares issued in reinvestment of distributions	—	—	3,626,391	61,286,007
Shares redeemed	(2,320,626)	(36,339,051)	(4,790,566)	(89,415,882)

Net increase (decrease)	(861,613)	$(16,256,228)	(410,817)	$(14,266,368)

Class 4 Shares:
Shares sold	131,469	$1,791,616	22,659	$428,560
Shares issued in reinvestment of distributions	—	—	198,332	3,431,154
Shares redeemed	(144,056)	(2,369,797)	(334,363)	(6,370,409)

Net increase (decrease)	(12,587)	$(578,181)	(113,372)	$(2,510,695)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	MGD-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

3.   Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.875%	Up to and including $4 billion
0.845%	Over $4 billion, up to and including $7 billion
0.825%	Over $7 billion, up to and including $10 billion
0.805%	Over $10 billion, up to and including $13 billion
0.785%	Over $13 billion, up to and including $16 billion
0.765%	Over $16 billion, up to and including $19 billion
0.745%	Over $19 billion, up to and including $22 billion
0.725%	Over $22 billion, up to and including $25 billion
0.705%	Over $25 billion, up to and including $28 billion
0.685%	In excess of $28 billion

b.   Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.   Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

e.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$ —	$5,503,000	$(5,503,000)	$ —	$ —	$ —	—	$1,064

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$439,767,840

Unrealized appreciation	$60,106,053
Unrealized depreciation	(62,614,923)

Net unrealized appreciation (depreciation)	$(2,508,870)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and pass-through entity income.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2020, aggregated $87,351,219 and $97,603,018, respectively.

7.   Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

7.   Credit Risk and Defaulted Securities (continued)

Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended June 30, 2020, the Fund recorded an adjustment for uncollectible interest of $404,250 as noted in the Statement of Operations.

At June 30, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $2,676,702, representing 0.6% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.   Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

10.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
424,073	International Automotive Components Group Brazil LLC (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$281,629	$7,974

†Rounds to less than 0.1% of net assets.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

11.   Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Variation margin on futures contracts	$426,867	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC forward exchange contracts	221,985		Unrealized depreciation on OTC forward exchange contracts	1,102,889

Totals		$648,852			$1,102,889

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$936,222	Forward exchange contracts	$493,454

	Futures contracts	219,169	Futures contracts	761,318

Totals		$1,155,391		$1,254,772

For the period ended June 30, 2020, the average month end notional amount of futures contracts represented $34,606,397. The average month end contract value of forward exchange contracts was $86,068,276.

See Note 1(d) regarding derivative financial instruments.

12.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

13.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$—	$5,466,177	$—		$5,466,177
Auto Components	—	—	7,974		7,974
Automobiles	3,015,760	11,276,333	—		14,292,093
Banks	21,050,083	10,437,729	—		31,487,812
Capital Markets	—	13,423,925	—		13,423,925
Chemicals	—	12,457,473	—		12,457,473
Construction Materials	—	5,573,748	—		5,573,748
Diversified Financial Services	12,124,121	2,073,009	—		14,197,130
Hotels, Restaurants & Leisure	—	4,917,513	—		4,917,513
Insurance	13,565,201	16,408,090	—		29,973,291
Machinery	—	3,765,939	—		3,765,939
Media	11,651,623	—	11,399		11,663,022
Oil, Gas & Consumable Fuels	22,082,638	17,400,170	—		39,482,808
Pharmaceuticals	37,127,253	14,853,032	—		51,980,285
Semiconductors & Semiconductor Equipment	—	5,665,443	—		5,665,443
Software	17,851,820	6,474	—		17,858,294
Specialty Retail	—	1,497,406	—		1,497,406
Technology Hardware, Storage & Peripherals	7,353,270	13,683,342	—		21,036,612
Textiles, Apparel & Luxury Goods	—	3,666,391	—		3,666,391
Tobacco	7,482,970	9,694,430	—		17,177,400
Wireless Telecommunication Services	—	3,605,672	—		3,605,672
All Other Equity Investments	94,091,363	—	—		94,091,363
Corporate Bonds, Notes and Senior Floating Rate Interests	—	8,546,281	—		8,546,281
Corporate Notes in Reorganization	—	2,676,702	—		2,676,702
Companies in Liquidation	—	—	3,252	[c]	3,252
Short Term Investments	19,498,273	3,700,000	—		23,198,273

Total Investments in Securities	$266,894,375	$170,795,279	$22,625		$437,712,279

Other Financial Instruments:
Futures Contracts	$426,867	$—	$—		$426,867
Forward Exchange Contracts	—	221,985	—		221,985

Total Other Financial Instruments	$426,867	$221,985	$—		$648,852

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,102,889	$—		$1,102,889

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and liabilities at the beginning and/or end of the period.

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FINANCIAL STATEMENTS

Franklin Mutual Global Discovery VIP Fund (continued)

14.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	Bank of New York	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

MGD-32	Semiannual Report

Franklin Mutual Shares VIP Fund

This semiannual report for Franklin Mutual Shares VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -21.21% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments

The Fund’s principal investment goal is capital appreciation. Its secondary goal is income. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that we believe are available at market prices less than their intrinsic value. The equity securities in which the Fund invests are primarily common stock, with a current focus on companies with market capitalizations greater than $5 billion. To a lesser extent, the Fund also invests in merger arbitrage securities and the debt and equity of distressed companies. The Fund may invest up to 35% of its assets in foreign securities, which may include sovereign debt and participations in foreign government debt.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Value securities may not increase in price as anticipated or may decline further in value. The Fund’s investments in foreign securities involve more risks than investing in U.S. securities, including currency exchange rates and policies, country or government specific issues, less favorable trading practices regulation and greater price volatility. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may also invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower-rated bonds, which entail higher credit risk. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the Standard & Poor’s® 500 Index (S&P 500®) posted a -3.08% total return for the period under review.1

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index, posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index, posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index, posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Top 10 Sectors/Industries
6/30/20

% of Total Net Assets
Pharmaceuticals	10.7%
Banks	6.7%
Media	6.2%
Oil, Gas & Consumable Fuels	5.8%
Insurance	5.4%
Technology Hardware, Storage & Peripherals	4.3%
Food Products	4.2%
Software	3.4%
Tobacco	3.3%
Food & Staples Retailing	3.3%

Emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

At Franklin Mutual Advisors, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to what we believe are fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset-rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well. Our portfolio selection process generally includes an assessment of the potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common

2. Source: U.S. Bureau of Labor Statistics.

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distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

The novel coronavirus (COVID-19) pandemic has significantly altered our way of life, although the market indexes would suggest that it is business as usual. Stocks have rallied off the March 23 market bottom and are within range of the pre-pandemic, all-time highs achieved earlier in the year. While the economy has reopened, the recovery is likely to be uneven. The question that we wrestle with daily is what does this scenario mean for equities in general and value stocks in particular?

As markets rose sharply in April, investors moved back into the growth stocks that propelled the market to the all-time highs of January. In late May, however, there was a turn in market sentiment resulting in value briefly outperforming growth. Undervalued stocks often benefit in periods of improving economic activity or stabilization as business prospects improve. Increasing demand across the economy, especially in cyclical sectors, can provide a tailwind for these companies and drive shareholder value. This is a scenario that often occurs off an economic bottom, and we are positioning our portfolios to capitalize on this trend.

The second-quarter earnings reporting season (occurring in July and August) marks the first period with the full impact of the economic lockdowns and will provide a more complete view into the pandemic’s impact on corporate statements. Many financial officers withdrew full-year 2020 guidance, as they reported first-quarter results, due to limited revenue visibility. As a result, the path ahead for stocks is less clear. We remain cautious amid these elevated risks.

Our traditional value equity investment approach is complemented with two other strategies: distressed investing and merger arbitrage.

Within our distressed credit strategy, we targeted companies and industries directly impacted by the coronavirus pandemic. The robust government fiscal and monetary intervention have limited the number of attractive options, but we have found opportunities in the energy sector and the retail and travel industries. Although each situation is unique, these securities have strong collateral packages and covenant protections or other features that we believe make them substantially more attractive than the broad array of available distressed debt.

Within merger arbitrage, which involves trading the stocks of companies involved in a merger or acquisition (M&A), activity has slowed significantly since the onset of the pandemic. Deal terms agreed to before the virus emerged have become unbalanced and are now more favorable for sellers than they are for buyers. Not surprisingly, some of these proposals have become embroiled in litigation. Also, M&A activity has slowed as the economic realities of the coronavirus get priced into the market, and bankers are challenged to conduct due diligence remotely. As the period ended, we began to see signs that transactions activity might resume, but we would expect the second half of the year to be focused on resolving pending deals, rather than significant growth in new ones.

Fund Performance

Turning to Fund performance, investments that detracted included U.S.-based companies American International Group (AIG; not held at period-end), Wells Fargo and Citigroup.

Shares of insurer AIG retreated as COVID-19 concerns and a lack of clarity on forward guidance related to expenses and investment income contributed to negative investor sentiment. The stock initially rallied following the company’s first-quarter earnings call at which management revealed that the majority of its property policies—which include coverage for business interruption—contained exclusions for losses related to viruses.

The shares of diversified financial services company Wells Fargo were pulled down by negative investor sentiment for financials, which have trailed the broader market rally from the March 23 bottom. Concerns about a possible dividend cut as bank earnings have come under pressure, and

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speculation about the Fed moving to negative interest rates—subsequently refuted by Fed Chairman Jerome Powell—contributed to the selloff. Earlier in the period, management reported year-end 2019 earnings that fell well short of consensus estimates.

The stocks of a number of U.S. banks, including Citigroup, sold off during the period as concern about the economic effects of COVID-19 and Fed interest-rate cuts led to negative sentiment for financials. The Fed’s decision in late June to cap bank dividends and curtail stock buybacks—as part of its stress test review of large banks—also contributed to the bearish outlook. During the period, Citigroup reported a sharp drop in first-quarter profit, although earnings per share was relatively in line with expectations. A year-over-year increase in revenue was driven by strong capital markets revenue but was offset by a significant rise in loan loss provision. Earlier in the period, management reported fourth-quarter 2019 earnings that surpassed consensus forecasts.

During the period under review, Fund investments that contributed positively to performance included U.S.-based companies Eli Lilly, NortonLifeLock and Kraft Heinz.

Shares of pharmaceutical products company Eli Lilly were volatile but climbed during the period. Investor sentiment improved as the market came to the realization that the company’s business may not be meaningfully impacted by the disruption caused by the COVID-19 pandemic. First-quarter financial results exceeded consensus sales and earnings expectations, with revenues benefiting from customers stocking up amid COVID-19, which is likely to reverse later in the year. Management raised 2020 guidance for earnings per share and reiterated the outlook for revenue and operating margin. In our view, Eli Lilly has a strong drug pipeline with several important compounds that positions the company well for continued growth over time.

Shares of cybersecurity solutions provider NortonLifeLock outperformed during the period as work-from-home requirements attributable to the COVID-19 pandemic led to increased consumer purchases of the company’s cybersecurity subscriptions, generating solid fiscal fourth-quarter earnings that were in line with consensus expectations. NortonLifeLock’s stock rallied entering the year and surged after management announced in early January the payment of a one-time, $12 per share cash dividend funded by the 2019 sale of the enterprise security business to Broadcom. Symantec, the precursor to NortonLifeLock, sold the business as part of its transition to a pure-play consumer-focused cybersecurity company, and management subsequently adopted the NortonLifeLock brand.

Top 10 Holdings
6/30/20

Company Sector/Industry, Country	% of Total Net Assets
Charter Communications Inc. Media, U.S.	2.9%
Medtronic PLC Health Care Equipment & Supplies, U.S.	2.8%
Merck & Co. Inc. Pharmaceuticals, U.S.	2.6%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.5%
British American Tobacco PLC Tobacco, U.K.	2.4%
GlaxoSmithKline PLC Pharmaceuticals, U.K.	2.4%
The Kraft Heinz Co. Food Products, U.S.	2.3%
Novartis AG Pharmaceuticals, Switzerland	2.2%
The Kroger Co. Food & Staples Retailing, U.S.	2.2%
Oracle Corp. Software, U.S.	2.2%

Investors bid up shares of food products producer Kraft Heinz as surging demand for its products led to better-than-expected sales growth. Management raised its sales guidance in a business update early in the period, and financial results in the subsequent quarterly earnings report exceeded consensus estimates. The company reaffirmed the dividend payment, which also contributed to positive investor sentiment, and several analysts upgraded Kraft Heinz stock.

During the period, the Fund held currency forwards and futures seeking to hedge most of the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive overall impact on the Fund’s performance.

Thank you for your participation in Franklin Mutual Shares VIP Fund. We look forward to serving your future investment needs.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MUTUAL SHARES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$787.90	$4.40	$1,019.94	$4.97	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	MS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.19		$17.71	$20.71	$20.40	$19.48	$22.91

Income from investment operations[a]:

Net investment income[b]	0.35	[c]	0.46	0.36	0.49	0.50	0.44

Net realized and unrealized gains (losses)	(4.40)		3.39	(2.04)	1.22	2.56	(1.54)

Total from investment operations	(4.05)		3.85	(1.68)	1.71	3.06	(1.10)

Less distributions from:

Net investment income	—		(0.42)	(0.55)	(0.53)	(0.46)	(0.77)

Net realized gains	—		(1.95)	(0.77)	(0.87)	(1.68)	(1.56)

Total distributions	—		(2.37)	(1.32)	(1.40)	(2.14)	(2.33)

Net asset value, end of period	$15.14		$19.19	$17.71	$20.71	$20.40	$19.48

Total return[d]	(21.10)%		22.92%	(8.86)%	8.64%	16.35%	(4.69)%

Ratios to average net assets[e]

Expenses[f,g]	0.74%		0.71%	0.71%	0.72%	0.72%	0.73%

Expenses incurred in connection with securities sold short	0.03%		0.02%	0.01%	—%	0.01%	0.02%

Net investment income	4.48%	[c]	2.35%	1.77%	2.34%	2.57%	2.00%

Supplemental data

Net assets, end of period (000’s)	$130,207		$158,431	$537,324	$653,700	$610,395	$643,438

Portfolio turnover rate	19.67%		38.50%	24.67%	18.32%	24.45%	19.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.23%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MS-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.81		$17.40	$20.36	$20.08	$19.20	$22.60

Income from investment operations[a]:

Net investment income[b]	0.33	[c]	0.40	0.31	0.43	0.45	0.38

Net realized and unrealized gains (losses)	(4.32)		3.32	(2.00)	1.20	2.52	(1.51)

Total from investment operations	(3.99)		3.72	(1.69)	1.63	2.97	(1.13)

Less distributions from:

Net investment income	—		(0.36)	(0.50)	(0.48)	(0.41)	(0.71)

Net realized gains	—		(1.95)	(0.77)	(0.87)	(1.68)	(1.56)

Total distributions	—		(2.31)	(1.27)	(1.35)	(2.09)	(2.27)

Net asset value, end of period	$14.82		$18.81	$17.40	$20.36	$20.08	$19.20

Total return[d]	(21.21)%		22.57%	(9.07)%	8.35%	16.06%	(4.94)%

Ratios to average net assets[e]

Expenses[f,g]	0.99%		0.96%	0.96%	0.97%	0.97%	0.98%

Expenses incurred in connection with securities sold short	0.03%		0.02%	0.01%	—%	0.01%	0.02%

Net investment income	4.23%	[c]	2.10%	1.52%	2.09%	2.32%	1.75%

Supplemental data

Net assets, end of period (000’s)	$2,138,640		$2,931,753	$2,516,834	$3,476,913	$3,621,358	$3,353,505

Portfolio turnover rate	19.67%		38.50%	24.67%	18.32%	24.45%	19.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.98%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Mutual Shares VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.99	$17.55	$20.53	$20.23	$19.32	$22.72

Income from investment operations[a]:

Net investment income[b]	0.31 [c]	0.38	0.29	0.41	0.44	0.36

Net realized and unrealized gains (losses)	(4.34)	3.36	(2.02)	1.21	2.53	(1.52)

Total from investment operations	(4.03)	3.74	(1.73)	1.62	2.97	(1.16)

Less distributions from:

Net investment income	—	(0.35)	(0.48)	(0.45)	(0.38)	(0.68)

Net realized gains	—	(1.95)	(0.77)	(0.87)	(1.68)	(1.56)

Total distributions	—	(2.30)	(1.25)	(1.32)	(2.06)	(2.24)

Net asset value, end of period	$14.96	$18.99	$17.55	$20.53	$20.23	$19.32

Total return[d]	(21.22)%	22.44%	(9.16)%	8.25%	15.94%	(5.05)%

Ratios to average net assets[e]

Expenses[f,g]	1.09%	1.06%	1.06%	1.07%	1.07%	1.08%

Expenses incurred in connection with securities sold short	0.03%	0.02%	0.01%	—%	0.01%	0.02%

Net investment income	4.13%[c]	2.00%	1.42%	1.99%	2.22%	1.65%

Supplemental data

Net assets, end of period (000’s)	$101,013	$120,345	$105,047	$122,942	$122,476	$130,978

Portfolio turnover rate	19.67%	38.50%	24.67%	18.32%	24.45%	19.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.18 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.88%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend and/or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).

gBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

MS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Mutual Shares VIP Fund
		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 90.2%
	Aerospace & Defense 2.4%
	BAE Systems PLC	United Kingdom	4,310,599	$25,774,011
	Huntington Ingalls Industries Inc.	United States	175,130	30,558,434

				56,332,445

	Auto Components 0.0%†
a,b,c	International Automotive Components Group Brazil LLC	Brazil	1,730,515	32,541

	Automobiles 0.6%
	General Motors Co.	United States	514,345	13,012,928

	Banks 6.7%
	Bank of America Corp.	United States	1,045,618	24,833,428

	Citigroup Inc.	United States	861,639	44,029,753
	JPMorgan Chase & Co.	United States	458,954	43,169,214
	Synovus Financial Corp.	United States	802,733	16,480,108
	Wells Fargo & Co.	United States	1,187,539	30,400,998

				158,913,501

	Beverages 0.5%
	Heineken NV	Netherlands	129,934	11,978,122

	Building Products 1.3%
	Johnson Controls International PLC	United States	908,430	31,013,800

	Capital Markets 1.1%
	Credit Suisse Group AG	Switzerland	2,373,162	24,692,435

	Communications Equipment 1.1%
	Cisco Systems Inc.	United States	576,119	26,870,190

	Consumer Finance 1.3%
	Capital One Financial Corp.	United States	478,537	29,951,631

	Containers & Packaging 1.8%
	International Paper Co.	United States	1,235,477	43,501,145

	Diversified Financial Services 2.9%
a	Berkshire Hathaway Inc., B	United States	186,373	33,269,444
	Voya Financial Inc.	United States	758,210	35,370,497

				68,639,941

	Electric Utilities 1.0%
	Pinnacle West Capital Corp.	United States	315,200	23,101,008

	Electrical Equipment 1.7%
a	Sensata Technologies Holding PLC	United States	1,045,059	38,907,547

	Electronic Equipment, Instruments & Components 1.2%
	Corning Inc.	United States	1,133,402	29,355,112

	Energy Equipment & Services 1.1%
	Baker Hughes Co., A	United States	663,295	10,208,110
	Schlumberger Ltd.	United States	893,500	16,431,465

				26,639,575

	Entertainment 2.0%
	The Walt Disney Co.	United States	419,567	46,785,916

Semiannual Report	MS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Equity Real Estate Investment Trusts (REITs) 1.1%
	Alexander’s Inc.	United States	31,168	$7,508,371
	Vornado Realty Trust	United States	496,497	18,971,151

				26,479,522

	Food & Staples Retailing 3.3%
	The Kroger Co.	United States	1,566,436	53,023,859
	Walgreens Boots Alliance Inc.	United States	586,960	24,881,234

				77,905,093

	Food Products 4.2%
	Archer-Daniels-Midland Co.	United States	682,506	27,231,989
	Conagra Brands Inc.	United States	530,565	18,659,971
	The Kraft Heinz Co.	United States	1,704,590	54,359,375

				100,251,335

	Health Care Equipment & Supplies 2.8%
	Medtronic PLC	United States	720,205	66,042,798

	Health Care Providers & Services 3.2%
	Anthem Inc.	United States	107,617	28,301,119
	CVS Health Corp.	United States	723,969	47,036,266

				75,337,385

	Household Durables 2.8%
	Lennar Corp., A	United States	573,137	35,316,702
	Newell Brands Inc.	United States	1,923,718	30,548,642

				65,865,344

	Household Products 0.9%
	Energizer Holdings Inc.	United States	427,547	20,304,207

	Industrial Conglomerates 1.0%
	General Electric Co.	United States	3,340,001	22,812,207

	Insurance 5.4%
	Alleghany Corp.	United States	92,702	45,344,256
	Everest Re Group Ltd.	United States	122,329	25,224,240
	The Hartford Financial Services Group Inc.	United States	904,853	34,882,083
	MetLife Inc.	United States	624,803	22,817,806

				128,268,385

	IT Services 1.9%
	Cognizant Technology Solutions Corp., A	United States	796,201	45,240,141

	Machinery 0.7%
a	CNH Industrial NV	United Kingdom	605,230	4,251,730
a	CNH Industrial NV, special voting	United Kingdom	1,844,814	12,959,787

				17,211,517

	Media 6.2%
a	Charter Communications Inc., A	United States	136,923	69,836,207
	Comcast Corp., A	United States	1,245,578	48,552,630
a	Discovery Inc., C	United States	1,157,710	22,297,495

MS-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Media (continued)
a,d	iHeartMedia Inc., A	United States	717,645	$5,992,336
a,b	iHeartMedia Inc., B	United States	12,783	90,727

				146,769,395

	Oil, Gas & Consumable Fuels 5.8%
	BP PLC	United Kingdom	7,407,845	28,378,611
	Kinder Morgan Inc.	United States	1,612,768	24,465,690
	Marathon Oil Corp.	United States	2,662,301	16,293,282
	Royal Dutch Shell PLC, A (EUR Traded)	United Kingdom	450,591	7,375,230
	Royal Dutch Shell PLC, A (GBP Traded)	United Kingdom	611,623	9,792,461
	The Williams Cos. Inc.	United States	2,738,781	52,091,615

				138,396,889

	Pharmaceuticals 10.7%
a	Elanco Animal Health Inc.	United States	283,578	6,082,748
	Eli Lilly and Co.	United States	317,463	52,121,075
	GlaxoSmithKline PLC	United Kingdom	2,773,828	56,028,172
	Merck & Co. Inc.	United States	783,295	60,572,202
	Novartis AG, ADR	Switzerland	607,663	53,073,287
	Perrigo Co. PLC	United States	469,260	25,936,000

				253,813,484

	Software 3.4%
a	Avaya Holdings Corp.	United States	116	1,434
a	Avaya Holdings Corp., wts., 12/15/22	United States	91,551	114,439
	NortonLifeLock Inc.	United States	1,432,555	28,407,565
	Oracle Corp.	United States	954,596	52,760,521

				81,283,959

	Specialty Retail 1.2%
	Tiffany & Co.	United States	179,400	21,876,036
a,b	TRU Kids Parent LLC	United States	2,040	6,571,584
a,b	Wayne Services Legacy Inc.	United States	2,039	—

				28,447,620

	Technology Hardware, Storage & Peripherals 4.3%
	Hewlett Packard Enterprise Co.	United States	1,292,621	12,577,202
	Samsung Electronics Co. Ltd.	South Korea	1,321,135	58,640,009
	Western Digital Corp.	United States	701,884	30,988,179

				102,205,390

	Textiles, Apparel & Luxury Goods 0.7%
	PVH Corp.	United States	363,421	17,462,379

	Tobacco 3.3%
	Altria Group Inc.	United States	571,600	22,435,300
	British American Tobacco PLC	United Kingdom	1,095,258	42,004,520
	British American Tobacco PLC, ADR	United Kingdom	372,933	14,477,259

				78,917,079

Semiannual Report	MS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Wireless Telecommunication Services 0.6%
	Vodafone Group PLC	United Kingdom	8,420,931	$13,386,708

	Total Common Stocks and Other Equity Interests (Cost $1,929,798,525)			2,136,128,674

			Principal Amount
	Corporate Bonds, Notes and Senior Floating Rate Interests 5.8%
e	American Airlines Inc., senior secured note, 144A, 11.75%, 7/15/25	United States	$21,072,000	19,855,935
e	Banff Merger Sub Inc., senior note, 144A, 9.75%, 9/01/26	United States	18,444,000	18,601,881
e	Boxer Parent Co. Inc., senior secured note, first lien, 144A, 7.125%, 10/02/25	United States	4,027,500	4,237,635
e	Delta Air Lines Inc., senior note, first lien, 144A, 7.00%, 5/01/25	United States	1,198,000	1,237,916
e	Frontier Communications Corp., senior secured note, first lien, 144A, 8.00%, 4/01/27	United States	6,148,000	6,250,549
e	Macy’s Inc., senior secured note, first lien, 144A, 8.375%, 6/15/25	United States	4,438,000	4,424,131
f,g,h	Mileage Plus Holdings LLC, Term Loan B, TBD, 6/25/27.	United States	2,866,000	2,849,624
e,i	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., senior secured note, first lien, 144A, 6.50%, 6/20/27	United States	11,070,000	11,125,350
e	Navistar International Corp., senior secured note, 144A, 9.50%, 5/01/25	United States	4,878,200	5,247,114
	Occidental Petroleum Corp.,
	senior note, 4.85%, 3/15/21	United States	917,000	914,134
	[h,j] senior note, FRN, 1.842%, (3-month USD LIBOR + 1.45%), 8/15/22	United States	2,933,600	2,700,036
h	Veritas U.S. Inc., Term Loan B1, 5.50%, (3-month USD LIBOR + 4.50%), 1/27/23	United States	17,234,903	15,985,372
e	Veritas U.S. Inc./Veritas Bermuda Ltd.,
	senior note, 144A, 7.50%, 2/01/23	United States	2,856,000	2,823,570
	senior note, 144A, 10.50%, 2/01/24.	United States	23,445,000	21,068,732
h	Windstream Services LLC,
	PSA Holder Revolving Commitment, 6.25%, (Prime + 3.00%), 2/20/49	United States	26,279,371	16,161,813
	PSA Holder Term Loan B6, 8.25%, (Prime + 5.00%), 3/30/21	United States	6,671,000	4,202,730

	Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $149,686,671)			137,686,522

	Corporate Notes in Reorganization 0.7%
k	Frontier Communications Corp.,
	senior note, 10.50%, 9/15/22	United States	22,633,000	7,887,940
	senior note, 11.00%, 9/15/25	United States	25,535,000	8,910,949

	Total Corporate Notes in Reorganization (Cost $44,895,501)			16,798,889

			Shares

	Companies in Liquidation 0.0%†
a,b,l	Bosgen Liquidating Trust c/o Verdolino and Lowey P.C., Contingent Distribution	United States	347,093	—
a,b,l	Tribune Media Co., Litigation Trust, Contingent Distribution.	United States	396,923	—
a,b,l	Vistra Energy Corp., Litigation Trust, Contingent Distribution	United States	90,618,405	49,840

MS-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

		Country	Shares	Value

	Companies in Liquidation (continued)
a,b,l	Walter Energy Inc., Litigation Trust, Contingent Distribution	United States	6,301,000	$—

	Total Companies in Liquidation (Cost $2,834,275)			49,840

	Total Investments before Short Term Investments (Cost $2,127,214,972)			2,290,663,925

			Principal Amount

	Short Term Investments 3.5%

	U.S. Government and Agency Securities 3.4%
m	FHLB, 7/01/20	United States	$14,300,000	14,300,000
m	U.S. Treasury Bill,
	7/02/20	United States	40,500,000	40,499,904
	[n] 7/16/20 - 11/27/20.	United States	27,000,000	26,995,005

	Total U.S. Government and Agency Securities (Cost $81,782,086)			81,794,909

	Investments from Cash Collateral Received for Loaned Securities 0.1%

			Shares

	Money Market Funds (Cost $1,077,000) 0.1%
o,p	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	1,077,000	1,077,000

			Principal Amount
	Repurchase Agreements (Cost $219,396) 0.0%†
q	Joint Repurchase Agreement, 0.07%, 7/01/20 (Maturity Value $219,396)
	BNP Paribas Securities Corp.
	Collateralized by U.S. Treasury Bonds, 7.875%, 2/15/21; U.S. Treasury Notes, 0.125% - 2.875%, 12/31/20 - 1/31/24; U.S. Treasury Strips, 8/15/20 - 11/15/22 (Valued at $223,784)	United States	$219,396	219,396

	Total Investments from Cash Collateral Received for Loaned Securities (Cost $1,296,396)			1,296,396

	Total Investments (Cost $2,210,293,454) 100.2%			2,373,755,230

	Other Assets, less Liabilities (0.2)%			(3,894,943)

	Net Assets 100.0%			$2,369,860,287

Semiannual Report	MS-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dA portion or all of the security is on loan at June 30, 2020. See Note 1(g).

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $94,872,813, representing 4.0% of net assets.

fSecurity purchased on a delayed delivery basis. See Note 1(d).

gA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

hSee Note 1(h) regarding senior floating rate interests.

iSecurity purchased on a when-issued basis. See Note 1(d).

jThe coupon rate shown represents the rate at period end.

kSee Note 7 regarding credit risk and defaulted securities.

lContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

mThe security was issued on a discount basis with no stated coupon rate.

nA portion or all of the security has been segregated as collateral for open forward exchange contracts. At June 30, 2020, the aggregate value of these securities pledged amounted to $779,948, representing less than 0.1% of net assets.

oSee Note 3(e) regarding investments in affiliated management investment companies.

pThe rate shown is the annualized seven-day effective yield at period end.

qSee Note 1(c) regarding joint repurchase agreement.

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Currency Contracts
EUR/USD	Short	104	$14,629,550	9/14/20	$ 94,640
GBP/USD	Short	498	38,585,663	9/14/20	1,058,539

Total Futures Contracts					$1,153,179

*As of period end.

MS-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Euro	BOFA	Sell	52,781	$ 59,024	7/15/20	$ —	$ (292)
Euro	BONY	Sell	240,119	270,209	7/15/20	360	—
Euro	HSBK	Buy	117,981	132,353	7/15/20	236	—
Euro	HSBK	Sell	975,093	1,087,692	7/15/20	—	(8,134)
Euro	HSBK	Sell	988,764	1,120,263	7/15/20	9,076	—
Euro	SSBT	Buy	368,000	414,326	7/15/20	—	(763)
Euro	SSBT	Sell	251,842	279,091	7/15/20	—	(3,931)
Euro	SSBT	Sell	416,849	469,687	7/15/20	1,227	—
Euro	UBSW	Sell	1,073,915	1,214,198	7/15/20	7,319	—
Euro	UBSW	Sell	10,885,583	11,930,557	7/15/20	—	(302,822)
South Korean Won	HSBK	Buy	4,117,458,251	3,385,044	7/17/20	47,832	—
South Korean Won	HSBK	Sell	2,833,834,575	2,378,935	7/17/20	16,262	—
South Korean Won	HSBK	Sell	52,977,559,922	43,329,740	7/17/20	—	(839,612)
South Korean Won	UBSW	Sell	18,061,991,754	14,769,803	7/17/20	—	(289,148)
British Pound	HSBK	Buy	1,060,036	1,318,112	8/14/20	—	(4,350)
British Pound	UBSW	Sell	21,659,195	27,176,006	8/14/20	332,547	—
Swiss Franc	UBSW	Sell	22,420,635	23,858,592	8/17/20	159,781	—

Total Forward Exchange Contracts						$ 574,640	$ (1,449,052)

Net unrealized appreciation (depreciation)							$ (874,412)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page MS-34.

The accompanying notes are an integral part of these financial statements. |	Semiannual Report	MS-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Mutual Shares VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,208,997,058
Cost - Non-controlled affiliates (Note 3e)	1,077,000
Cost - Unaffiliated repurchase agreements	219,396

Value - Unaffiliated issuers+	$2,372,458,834
Value - Non-controlled affiliates (Note 3e)	1,077,000
Value - Unaffiliated repurchase agreements	219,396
Cash	1,082,196
Receivables:
Investment securities sold	1,873,122
Capital shares sold	2,055,434
Dividends and interest	7,354,382
European Union tax reclaims	1,585,281
Deposits with brokers for:
Futures contracts	1,681,639
Unrealized appreciation on OTC forward exchange contracts	574,640
Other assets	2,461

Total assets	2,389,964,385

Liabilities:
Payables:
Investment securities purchased	13,740,305
Capital shares redeemed	978,819
Management fees	1,340,273
Distribution fees	478,767
Trustees’ fees and expenses	1,877
Variation margin on futures contracts	332,388
Payable upon return of securities loaned	1,296,396
Unrealized depreciation on OTC forward exchange contracts	1,449,052
Accrued expenses and other liabilities	486,221

Total liabilities	20,104,098

Net assets, at value	$2,369,860,287

Net assets consist of:
Paid-in capital	$2,079,928,651
Total distributable earnings (losses)	289,931,636

Net assets, at value	$2,369,860,287

+Includes securities loaned	$ 1,228,285

MS-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Mutual Shares VIP Fund

Class 1:
Net assets, at value	$130,207,182

Shares outstanding	8,600,638

Net asset value and maximum offering price per share	$15.14

Class 2:
Net assets, at value	$2,138,639,758

Shares outstanding	144,299,487

Net asset value and maximum offering price per share	$14.82

Class 4:
Net assets, at value	$101,013,347

Shares outstanding	6,753,463

Net asset value and maximum offering price per share	$14.96

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Shares VIP Fund
Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$61,592,792
Interest:
Unaffiliated issuers	7,480,408
Adjustment for uncollectible interest (Note 7)	(2,537,110)
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	23
Non-controlled affiliates (Note 3e)	3,234

Total investment income	66,539,347

Expenses:
Management fees (Note 3a)	8,624,596
Distribution fees: (Note 3c)
Class 2	2,901,106
Class 4	178,823
Custodian fees (Note 4)	22,082
Reports to shareholders	240,415
Professional fees	62,309
Trustees’ fees and expenses	9,809
Dividends on securities sold short	389,896
Other	42,199

Total expenses	12,471,235
Expense reductions (Note 4)	(12,520)
Expenses waived/paid by affiliates (Note 3e)	(1,232)

Net expenses	12,457,483

Net investment income	54,081,864

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(74,533,904)
Written options	(262,792)
Realized gain distributions from REITs	866,978
Foreign currency transactions	(168,235)
Forward exchange contracts	2,269,806
Futures contracts	1,796,871
Securities sold short	(1,409,935)

Net realized gain (loss)	(71,441,211)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(647,502,878)
Translation of other assets and liabilities denominated in foreign currencies	(58,450)
Forward exchange contracts	1,511,444
Futures contracts	1,873,446
Securities sold short	1,972,704

MS-20	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2020 (unaudited)

Franklin Mutual Shares VIP Fund
Net change in unrealized appreciation (depreciation)	$(642,203,734)

Net realized and unrealized gain (loss)	(713,644,945)

Net increase (decrease) in net assets resulting from operations	$(659,563,081)

*Foreign taxes withheld on dividends	$601,911

The accompanying notes are an integral part of these financial statements. | Semiannual Report	MS-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Mutual Shares VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$54,081,864	$70,482,893
Net realized gain (loss)	(71,441,211)	95,516,825
Net change in unrealized appreciation (depreciation)	(642,203,734)	497,609,167

Net increase (decrease) in net assets resulting from operations	(659,563,081)	663,608,885

Distributions to shareholders:
Class 1	—	(35,828,591)
Class 2	—	(330,340,832)
Class 4	—	(13,089,406)

Total distributions to shareholders	—	(379,258,829)

Capital share transactions: (Note 2)
Class 1	4,852,965	(436,530,771)
Class 2	(190,863,192)	198,182,849
Class 4	4,904,214	5,322,730

Total capital share transactions	(181,106,013)	(233,025,192)

Net increase (decrease) in net assets	(840,669,094)	51,324,864

Net assets:
Beginning of period	3,210,529,381	3,159,204,517

End of period	$2,369,860,287	$3,210,529,381

MS-22	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Mutual Shares VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Mutual Shares VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Semiannual Report	MS-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Repurchase Agreements

The Fund enters into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. All repurchase agreements held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

MS-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

d.  Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $874,772 and the aggregate value of collateral pledged for such contracts was $779,948.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

Semiannual Report	MS-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Derivative Financial Instruments (continued)

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss. The Fund did not hold any option contracts at period end.

See Note 10 regarding other derivative information.

f.  Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund. At June 30, 2020, the Fund had no securities sold short.

g.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund and a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR

MS-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

i.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

j.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Semiannual Report	MS-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

k.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	641,139	$9,529,737	765,653	$14,772,259
Shares issued in reinvestment of distributions	—	—	2,031,099	35,828,591
Shares redeemed	(297,471)	(4,676,772)	(24,880,289)	(487,131,621)

Net increase (decrease)	343,668	$4,852,965	(22,083,537)	$(436,530,771)

Class 2 Shares:
Shares sold	9,774,365	$135,425,822	29,854,091	$583,466,693
Shares issued in reinvestment of distributions	—	—	19,094,846	330,340,832
Shares redeemed	(21,356,959)	(326,289,014)	(37,705,675)	(715,624,676)

Net increase (decrease)	(11,582,594)	$(190,863,192)	11,243,262	$198,182,849

Class 4 Shares:
Shares sold	893,404	$12,663,468	625,179	$11,842,479
Shares issued in reinvestment of distributions	—	—	749,250	13,089,406
Shares redeemed	(477,331)	(7,759,254)	(1,022,438)	(19,609,155)

Net increase (decrease)	416,073	$4,904,214	351,991	$5,322,730

MS-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.675%	Up to and including $5 billion
0.645%	Over $5 billion, up to and including $10 billion
0.625%	Over $10 billion, up to and including $15 billion
0.595%	Over $15 billion, up to and including $20 billion
0.585%	Over $20 billion, up to and including $25 billion
0.565%	Over $25 billion, up to and including $30 billion
0.555%	Over $30 billion, up to and including $35 billion
0.545%	In excess of $35 billion

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Semiannual Report	MS-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$—	$19,467,000	$(18,390,000)	$—	$—	$1,077,000	1,077,000	$3,234

f.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2020, these purchase and sale transactions aggregated $0 and $1,702,055, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,238,998,309

Unrealized appreciation	$441,530,157
Unrealized depreciation	(306,492,983)

Net unrealized appreciation (depreciation)	$135,037,174

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended June 30, 2020, aggregated $485,118,984 and $484,261,996, respectively.

MS-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $1,296,396 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. For the period ended June 30, 2020, the Fund recorded an adjustment for uncollectible interest of $2,537,110 as noted in the Statement of Operations.

At June 30, 2020, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $16,798,889, representing 0.7% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
1,730,515	International Automotive Components Group Brazil LLC (Value is 0.0%† of Net Assets)	4/13/06 - 12/26/08	$1,149,241	$32,541

†Rounds to less than 0.1% of net assets.

Semiannual Report	MS-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

10.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Variation margin on futures contracts	$1,153,179	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC forward exchange contracts	574,640		Unrealized depreciation on OTC forward exchange contracts	1,449,052

Totals		$1,727,819			$1,449,052

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$2,269,806	Forward exchange contracts	$1,511,444

	Futures contracts	1,796,871	Futures contracts	1,873,446

Equity contracts	Written options	(262,792)	Written options	—

Totals		$3,803,885		$3,384,890

For the period ended June 30, 2020, the average month end notional amount of futures contracts and options represented $64,725,121 and 1,643 shares, respectively. The average month end contract value of forward exchange contracts was $145,753,358.

See Note 1(e) regarding derivative financial instruments.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

MS-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Aerospace & Defense	$30,558,434	$25,774,011	$—	$56,332,445
Auto Components	—	—	32,541	32,541
Capital Markets	—	24,692,435	—	24,692,435
Machinery	—	17,211,517	—	17,211,517
Media	146,678,668	—	90,727	146,769,395
Oil, Gas & Consumable Fuels	92,850,587	45,546,302	—	138,396,889
Pharmaceuticals	197,785,312	56,028,172	—	253,813,484
Software	81,169,520	114,439	—	81,283,959
Specialty Retail	21,876,036	—	6,571,584[c]	28,447,620
Technology Hardware, Storage & Peripherals	43,565,381	58,640,009	—	102,205,390
Tobacco	36,912,559	42,004,520	—	78,917,079
Wireless Telecommunication Services	—	13,386,708	—	13,386,708
All Other Equity Investments	1,194,639,212	—	—	1,194,639,212
Corporate Bonds, Notes and Senior Floating Rate Interests	—	137,686,522	—	137,686,522
Corporate Notes in Reorganization	—	16,798,889	—	16,798,889
Companies in Liquidation	—	—	49,840[c]	49,840
Short Term Investments	68,571,909	14,519,396	—	83,091,305

Total Investments in Securities	$1,914,607,618	$452,402,920	$6,744,692	$2,373,755,230

Other Financial Instruments:
Futures Contracts	$1,153,179	$—	$—	$1,153,179
Forward Exchange Contracts	—	574,640	—	574,640

Total Other Financial Instruments	$1,153,179	$574,640	$—	$1,727,819

Semiannual Report	MS-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Mutual Shares VIP Fund (continued)

12.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$1,449,052	$—	$1,449,052

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and liabilities at the beginning and/or end of the period.

13.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BOFA	Bank of America Corp.	EUR	Euro	ADR	American Depositary Receipt

BONY	Bank of New York	GBP	British Pound	FHLB	Federal Home Loan Bank

HSBK	HSBC Bank PLC	USD	United States Dollar	LIBOR	London InterBank Offered Rate

SSBT	State Street Bank and Trust Co., N.A.

UBSW	UBS AG

MS-34	Semiannual Report

Franklin Rising Dividends VIP Fund

This semiannual report for Franklin Rising Dividends VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -4.84% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FRD-1

FRANKLIN RISING DIVIDENDS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid consistently rising dividends.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered relatively more speculative. To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Standard & Poor’s® 500 Index (S&P 500®) posted a -3.08% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. equities, as measured by the S&P 500, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.2 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession.

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-2	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the six-month period ended June 30, 2020, some companies that contributed to absolute performance included Microsoft, West Pharmaceutical Services and Lowe’s.

Enterprise software firm Microsoft boosted performance following a strong earnings report and based on investor optimism its cloud-based services could realize additional benefits as more people work from home going forward. Its workflow collaboration product, Teams, has seen excellent results. The company has seen strength in its commercial cloud services and in sales of Windows as customers migrated away from Windows 7 in recent quarters. We believe that the trends of helping business customers move to the cloud and providing workers with productivity tools could support attractive growth over the medium to longer term.

West Pharmaceutical Services, which makes packaging for pharmaceuticals and health care products, supported fund performance after reporting robust quarterly financial results due to continued strong demand for its products. The company is also marketing products for COVID-19 diagnostics and anti-viral therapies and vaccines that could provide an additional lift to growth over the coming quarters.

Home improvement retailer Lowe’s contributed following a strong first-quarter financial report which highlighted excellent demand for its products. During the pandemic, with people spending more time at home, consumers have looked to complete more do-it-yourself home renovation projects. Lowe’s is also seeing benefits from changes aimed at improving its operational performance through increased sales productivity, new technology systems and supply chain improvements. We see significant opportunity for Lowe’s to improve sales in stores and online while increasing its operating margin.

In contrast, some companies that detracted from absolute performance included Raytheon Technologies, Honeywell International and Occidental Petroleum.

Portfolio Composition

Based on Total Net Assets as of 6/30/20

In industrials, aerospace and defense companies United Technologies and Raytheon merged in April to create Raytheon Technologies. These businesses detracted due to concerns about the weakness in the commercial aviation market following the global lockdowns aimed at stemming the spread of COVID-19. We continue to like the prospects for Raytheon, particularly for its leading defense business.

Honeywell International curbed performance as cyclical stocks struggled amid the global economic downturn and based on concerns about its exposure to aerospace and oil and gas markets that could remain weak over the next few quarters. We recognize that some of these markets may take time to recover, but we continue to believe Honeywell is a quality company with strong positions in attractive markets.

Semiannual Report	FRD-3

FRANKLIN RISING DIVIDENDS VIP FUND

Top 10 Holdings

6/30/20

Company Sector/Industry	% of Total Net Assets
Microsoft Corp.	8.7%
Software & Services
Roper Technologies Inc.	5.3%
Industrial Conglomerates
Accenture PLC	3.8%
Software & Services
Linde PLC (United Kingdom)	3.5%
Materials
Stryker Corp.	3.4%
Health Care Equipment & Services
Air Products and Chemicals Inc.	3.3%
Materials
Becton Dickinson and Co.	3.2%
Health Care Equipment & Services
Texas Instruments Inc.	3.1%
Semiconductors & Semiconductor Equipment
Analog Devices Inc.	3.1%
Semiconductors & Semiconductor Equipment
West Pharmaceutical Services Inc.	2.8%
Health Care Equipment & Services

Steps taken to cut costs and realign its business should also be helpful.

Energy company Occidental Petroleum weighed on Fund performance due to falling oil prices. The company significantly increased its debt to finance its recent purchase of Anadarko Petroleum, which has led to investor concerns about its ability to meet its debt obligations. We exited the position during the review period.

Thank you for your participation in Franklin Rising Dividends VIP Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-4	Semiannual Report

FRANKLIN RISING DIVIDENDS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$951.60	$4.42	$1,020.34	$4.57	0.91%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Class 1
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.90	$25.75	$29.21	$25.51	$25.26	$29.63
Income from investment operations[a]:
Net investment income[b]	0.16	0.37	0.39	0.40	0.42	0.45
Net realized and unrealized gains (losses)	(1.52)	6.77	(1.65)	4.76	3.45	(1.33)
Total from investment operations	(1.36)	7.14	(1.26)	5.16	3.87	(0.88)
Less distributions from:
Net investment income	(0.41)	(0.45)	(0.44)	(0.48)	(0.44)	(0.48)
Net realized gains	(1.41)	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)
Total distributions	(1.82)	(4.99)	(2.20)	(1.46)	(3.62)	(3.49)
Net asset value, end of period	$24.72	$27.90	$25.75	$29.21	$25.51	$25.26
Total return[c]	(4.77)%	29.58%	(4.84)%	20.85%	16.33%	(3.42)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.66%	0.63%	0.62%	0.62%	0.63%	0.63%
Expenses net of waiver and payments by affiliates	0.66% [e,f]	0.63% [e,f]	0.62% [e,f]	0.62% [e,f]	0.62% [e]	0.63%[f]
Net investment income	1.30%	1.34%	1.38%	1.49%	1.67%	1.65%
Supplemental data
Net assets, end of period (000’s)	$136,120	$150,864	$157,838	$216,015	$181,072	$143,376
Portfolio turnover rate	9.21%	7.26%[g]	3.09%[g]	3.36%	6.66%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

FRD-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Class 2
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$26.99	$25.04	$28.46	$24.89	$24.72	$29.06
Income from investment operations[a]:
Net investment income[b]	0.13	0.29	0.31	0.33	0.35	0.37
Net realized and unrealized gains (losses)	(1.47)	6.57	(1.61)	4.63	3.37	(1.29)
Total from investment operations	(1.34)	6.86	(1.30)	4.96	3.72	(0.92)
Less distributions from:
Net investment income	(0.33)	(0.37)	(0.36)	(0.41)	(0.37)	(0.41)
Net realized gains	(1.41)	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)
Total distributions	(1.74)	(4.91)	(2.12)	(1.39)	(3.55)	(3.42)
Net asset value, end of period	$23.91	$26.99	$25.04	$28.46	$24.89	$24.72
Total return[c]	(4.84)%	29.23%	(5.07)%	20.56%	16.04%	(3.65)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.91%	0.88%	0.87%	0.87%	0.88%	0.88%
Expenses net of waiver and payments by affiliates	0.91% [e,f]	0.88% [e,f]	0.87% [e,f]	0.87% [e,f]	0.87% [e]	0.88%[f]
Net investment income	1.05%	1.09%	1.13%	1.24%	1.42%	1.40%
Supplemental data
Net assets, end of period (000’s)	$1,174,601	$1,387,688	$1,106,334	$1,640,883	$1,530,374	$1,310,783
Portfolio turnover rate	9.21%	7.26% [g]	3.09% [g]	3.36%	6.66%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Class 4
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$27.08	$25.11	$28.54	$24.98	$24.81	$29.19
Income from investment operations[a]:
Net investment income[b]	0.12	0.26	0.29	0.30	0.32	0.35
Net realized and unrealized gains (losses)	(1.49)	6.60	(1.62)	4.65	3.39	(1.31)
Total from investment operations	(1.37)	6.86	(1.33)	4.95	3.71	(0.96)
Less distributions from:
Net investment income	(0.32)	(0.35)	(0.34)	(0.41)	(0.36)	(0.41)
Net realized gains	(1.41)	(4.54)	(1.76)	(0.98)	(3.18)	(3.01)
Total distributions	(1.73)	(4.89)	(2.10)	(1.39)	(3.54)	(3.42)
Net asset value, end of period	$23.98	$27.08	$25.11	$28.54	$24.98	$24.81
Total return[c]	(4.93)%	29.16%	(5.16)%	20.40%	15.93%	(3.75)%
Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.01%	0.98%	0.97%	0.97%	0.98%	0.98%
Expenses net of waiver and payments by affiliates	1.01% [e,f]	0.98% [e,f]	0.97% [e,f]	0.97% [e,f]	0.97% [e]	0.98%[f]
Net investment income	0.95%	0.99%	1.03%	1.14%	1.32%	1.30%
Supplemental data
Net assets, end of period (000’s)	$42,892	$46,539	$32,825	$36,407	$28,579	$20,453
Portfolio turnover rate	9.21%	7.26% [g]	3.09% [g]	3.36%	6.66%	4.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 9.

FRD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Rising Dividends VIP Fund
	Shares	Value

Common Stocks 96.0%
Aerospace & Defense 3.5%
General Dynamics Corp.	139,852	$20,902,280
Raytheon Technologies Corp.	428,746	26,419,329

		47,321,609

Building Products 1.2%
Johnson Controls International PLC	486,910	16,623,107

Commercial & Professional Services 1.8%
Cintas Corp.	84,272	22,446,690
Matthews International Corp., A	124,917	2,385,915

		24,832,605

Consumer Durables & Apparel 2.0%
NIKE Inc., B	280,384	27,491,651

Consumer Services 1.7%
McDonald’s Corp.	125,099	23,077,013

Diversified Financials 0.7%
Nasdaq Inc.	45,140	5,392,876
State Street Corp.	57,541	3,656,730

		9,049,606

Electrical Equipment 0.5%
nVent Electric PLC	346,626	6,492,305

Energy 1.9%
Chevron Corp.	141,294	12,607,664
EOG Resources Inc.	142,861	7,237,338
Exxon Mobil Corp.	143,861	6,433,464

		26,278,466

Food & Staples Retailing 1.6%
Walmart Inc.	176,908	21,190,040

Food, Beverage & Tobacco 3.5%
McCormick & Co. Inc.	124,447	22,327,036
PepsiCo Inc.	186,030	24,604,328

		46,931,364

Health Care Equipment & Services 16.5%
Abbott Laboratories	278,695	25,481,084
Becton Dickinson and Co.	181,815	43,502,875
CVS Health Corp.	160,793	10,446,721
Dentsply Sirona Inc.	124,192	5,471,899
Medtronic PLC	399,554	36,639,102
Stryker Corp.	256,745	46,262,882
UnitedHealth Group Inc.	59,400	17,520,030
West Pharmaceutical Services Inc.	166,901	37,914,900

		223,239,493

Semiannual Report	FRD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Household & Personal Products 3.1%
Colgate-Palmolive Co.	248,540	$18,208,040
The Procter & Gamble Co.	202,094	24,164,380

		42,372,420

Industrial Conglomerates 8.6%
Carlisle Cos. Inc.	74,202	8,879,753
Honeywell International Inc.	248,075	35,869,164
Roper Technologies Inc.	183,883	71,394,414

		116,143,331

Insurance 1.4%
Aflac Inc.	192,904	6,950,331
Erie Indemnity Co., A	62,670	12,026,373

		18,976,704

Machinery 3.3%
Donaldson Co. Inc.	190,497	8,861,921
Dover Corp.	191,888	18,528,705
Otis Worldwide Corp.	98,553	5,603,723
Pentair PLC	308,694	11,727,285

		44,721,634

Materials 10.6%
Air Products and Chemicals Inc.	188,467	45,507,242
Albemarle Corp.	345,610	26,684,548
Ecolab Inc.	120,309	23,935,476
Linde PLC (United Kingdom)	222,432	47,180,051

		143,307,317

Pharmaceuticals, Biotechnology & Life Sciences 4.5%
AbbVie Inc.	152,236	14,946,530
Johnson & Johnson	195,929	27,553,495
Perrigo Co. PLC	108,863	6,016,858
Pfizer Inc.	379,815	12,419,951

		60,936,834

Retailing 5.4%
Lowe’s Cos. Inc.	195,372	26,398,665
Ross Stores Inc.	234,930	20,025,433
Target Corp.	223,737	26,832,778

		73,256,876

Semiconductors & Semiconductor Equipment 6.2%
Analog Devices Inc.	338,519	41,515,970
Texas Instruments Inc.	332,168	42,175,371

		83,691,341

FRD-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Software & Services 14.4%
	Accenture PLC, A	243,078	$52,193,708
	Microsoft Corp.	576,928	117,410,617
	Visa Inc., A	134,562	25,993,342

			195,597,667

	Trading Companies & Distributors 1.0%
	W.W. Grainger Inc.	40,993	12,878,361

	Transportation 2.6%
	Norfolk Southern Corp.	95,647	16,792,744
	United Parcel Service Inc., B	161,367	17,940,783

			34,733,527

	Total Common Stocks (Cost $643,793,684)		1,299,143,271

	Short Term Investments (Cost $52,452,937) 3.9%

	Money Market Funds 3.9%
a,b	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	52,452,937	52,452,937

	Total Investments (Cost $696,246,621) 99.9%		1,351,596,208

	Other Assets, less Liabilities 0.1%		2,017,259

	Net Assets 100.0%		$1,353,613,467

aSee Note 3(e) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Rising Dividends VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$643,793,684
Cost - Non-controlled affiliates (Note 3e)	52,452,937

Value - Unaffiliated issuers	$1,299,143,271
Value - Non-controlled affiliates (Note 3e)	52,452,937
Receivables:
Investment securities sold	22,915
Capital shares sold	2,289,977
Dividends	1,048,381
Other assets	1,245

Total assets	1,354,958,726

Liabilities:
Payables:
Capital shares redeemed	251,866
Management fees	680,573
Distribution fees	247,101
Trustees’ fees and expenses	540
Reports to shareholders	115,164
Accrued expenses and other liabilities	50,015

Total liabilities	1,345,259

Net assets, at value	$1,353,613,467

Net assets consist of:
Paid-in capital	$654,522,169
Total distributable earnings (losses)	699,091,298

Net assets, at value	$1,353,613,467

Class 1:
Net assets, at value	$136,120,264

Shares outstanding	5,505,798

Net asset value and maximum offering price per share	$24.72

Class 2:
Net assets, at value	$1,174,600,707

Shares outstanding	49,131,938

Net asset value and maximum offering price per share	$23.91

Class 4:
Net assets, at value	$42,892,496

Shares outstanding	1,788,598

Net asset value and maximum offering price per share	$23.98

FRD-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Rising Dividends VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$12,933,421
Non-controlled affiliates (Note 3e)	38,590

Total investment income	12,972,011

Expenses:
Management fees (Note 3a)	4,258,919
Distribution fees: (Note 3c)
Class 2	1,445,175
Class 4	73,767
Custodian fees (Note 4)	5,353
Reports to shareholders	80,050
Professional fees	32,063
Trustees’ fees and expenses	4,541
Other	17,054

Total expenses	5,916,922
Expense reductions (Note 4)	(2,984)
Expenses waived/paid by affiliates (Note 3e)	(32,299)

Net expenses	5,881,639

Net investment income	7,090,372

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	39,470,417

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(149,518,047)

Net realized and unrealized gain (loss)	(110,047,630)

Net increase (decrease) in net assets resulting from operations	$(102,957,258)

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Rising Dividends VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$7,090,372	$17,322,041
Net realized gain (loss)	39,470,417	82,812,044
Net change in unrealized appreciation (depreciation)	(149,518,047)	279,796,675

Net increase (decrease) in net assets resulting from operations	(102,957,258)	379,930,760

Distributions to shareholders:
Class 1	(9,363,148)	(28,799,833)
Class 2	(76,921,978)	(227,983,493)
Class 4	(2,888,655)	(6,300,776)

Total distributions to shareholders	(89,173,781)	(263,084,102)

Capital share transactions: (Note 2)
Class 1	1,777,365	(21,678,109)
Class 2	(42,629,500)	182,626,753
Class 4	1,505,341	10,299,225

Total capital share transactions	(39,346,794)	171,247,869

Net increase (decrease) in net assets	(231,477,833)	288,094,527

Net assets:
Beginning of period	1,585,091,300	1,296,996,773

End of period	$1,353,613,467	$1,585,091,300

FRD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Rising Dividends VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

Semiannual Report	FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of

FRD-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	91,477	$2,138,662	238,379	$6,420,546
Shares issued in reinvestment of distributions	386,747	9,363,148	1,132,514	28,799,833
Shares redeemed	(380,059)	(9,724,445)	(2,092,688)	(56,898,488)

Net increase (decrease)	98,165	$1,777,365	(721,795)	$(21,678,109)

Class 2 Shares:
Shares sold	5,031,301	$123,392,526	7,298,801	$200,248,939
Shares issued in reinvestment of distributions	3,284,457	76,921,978	9,252,577	227,983,493
Shares redeemed in-kind (Note 9)	—	—	(897,175)	(22,646,135)
Shares redeemed	(10,591,496)	(242,944,004)	(8,430,854)	(222,959,544)

Net increase (decrease)	(2,275,738)	$(42,629,500)	7,223,349	$182,626,753

Class 4 Shares:
Shares sold	144,348	$3,435,582	415,831	$10,934,186
Shares issued in reinvestment of distributions	122,974	2,888,655	254,783	6,300,776
Shares redeemed	(197,420)	(4,818,896)	(258,933)	(6,935,737)

Net increase (decrease)	69,902	$1,505,341	411,681	$10,299,225

Semiannual Report	FRD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	In excess of $5 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.641% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$17,735,928	$166,499,752	$(131,782,743)	$ —	$ —	$52,452,937	52,452,937	$38,590

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$699,061,403

Unrealized appreciation	$686,228,892
Unrealized depreciation	(33,694,087)

Net unrealized appreciation (depreciation)	$652,534,805

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of gains realized on in-kind shareholder redemptions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $122,274,094 and $276,995,819, respectively.

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Semiannual Report	FRD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

9.  Redemption In-Kind

During the year ended December 31, 2019, the Fund realized $10,655,992 of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they are reclassified from accumulated net realized gains to paid-in capital.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources

(observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

FRD-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends VIP Fund (continued)

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FRD-21

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Franklin Small Cap Value VIP Fund

This semiannual report for Franklin Small Cap Value VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -18.39% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FSV-1

FRANKLIN SMALL CAP VALUE VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations not exceeding either the highest market capitalization in the Russell 2000® Index or the 12-month average of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase. The Fund generally invests in equity securities of companies that the manager believes are undervalued at the time of purchase and have the potential for capital appreciation.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large-company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and a small market share. Value securities may not increase in price as anticipated, or may decline further in value. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund also may invest in equity real estate investment trusts (REITs). The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Russell 2000® Value Index posted a -23.50% total return for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.2 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.2 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession.

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-2	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Investment Strategy

Our strategy is to invest in small-cap companies that we believe are undervalued at the time of purchase and have the potential for capital appreciation. A stock is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price. The Fund also may invest in equity real estate investment trusts (REITs).

The Fund may invest up to 25% of its total assets in foreign securities.

Manager’s Discussion

For the six months ended June 30, 2020, detractors from performance included Retail Properties of America, First Horizon National and Toll Brothers.

Retail Properties of America, a shopping center operator, underperformed as stay-at-home and closure guidelines issued to prevent the spread of COVID-19 exacerbated a challenging environment for the company’s brick-and-mortar retail tenants. During the first-quarter 2020 earnings call, management reported that it had collected just 52% of April rent as many non-essential retailers were shuttered. Although mandatory closure orders were being rescinded at period-end, some watch-list tenants were not expected to reopen. Also, previously stable sectors, such as fitness and casual dining, may face new pressures as consumer behavior shifts in response to new social distancing and spacing regulations. We exited the position.

Shares of First Horizon, a regional bank with a southeastern U.S. footprint, retreated as expectations for lower spread income and rising credit losses, attributable to the economic effect of the spread of COVID-19, contributed to negative sentiment. Rate cuts by the Fed to mitigate economic uncertainty could lead to a decline in spread income, the difference between interest received from interest-earning assets and interest paid on interest-bearing liabilities. Also, many sectors of the economy appear challenged to us, which may result in higher credit losses.

Shares of Toll Brothers, a builder of luxury homes, declined as the spread of COVID-19 contributed to a deterioration in the near-term outlook for the housing market. Unemployment

Portfolio Composition

Based on Total Net Assets as of 6/30/20

increased as businesses quickly responded to lockdown and social distancing directives. We believe that housing demand may shift toward single family homes in lower density markets because of these directives and the potential longer-lasting shift to working from home versus commuting. Consequently, Toll Brothers, which is a luxury builder with longer construction timelines and an urban infill segment focused on multifamily housing, may be less favorably positioned relative to peers. We exited our position before period-end.

Semiannual Report	FSV-3

FRANKLIN SMALL CAP VALUE VIP FUND

Top 10 Holdings

6/30/20

Company Sector/Industry	% of Total Net Assets

Old Republic International Corp. Insurance	3.3%

The Hanover Insurance Group Inc. Insurance	3.2%

Regal Beloit Corp. Electrical Equipment	3.2%

Horace Mann Educators Corp. Insurance	3.0%

First Horizon National Corp. Banks	2.9%

Rexnord Corp. Machinery	2.7%

Jack in the Box Inc. Consumer Services	2.6%

Columbia Banking System Inc. Banks	2.5%

Oshkosh Corp. Machinery	2.4%

Carter’s Inc. Consumer Durables & Apparel	2.4%

Contributors to Fund performance included BJ’s Wholesale Club, Thor Industries and II-IV.

BJ’s Wholesale Club, a warehouse club retailer, benefited from accelerated purchases of consumer staples as the economy shut down in response to the COVID-19 pandemic. Longer term, we believe the company’s membership model may provide it with a longer benefit and an earnings advantage, if shoppers continue to sign up.

Shares of Thor Industries, a manufacturer of recreational vehicles, were bid up on investor expectations of increased consumer spending on domestic travel. International tourism has declined significantly as countries have closed borders to limit the spread of COVID-19. Thor also benefited from an anticipated acceleration in consumer discretionary spending tied to Congress passing the fiscal stimulus package.

Shares of II-VI, a provider of engineered materials and optoelectronic components, rose during the period, due to stronger-than-expected quarterly earnings in its fiscal third quarter in May and an improved outlook for the subsequent period. Results were driven by strong revenue growth in all end markets and the benefit of synergies from an acquisition occurring ahead of schedule. Furthermore, the company recorded a record backlog of orders, and its facility in

Sherman, TX, was qualified by a customer as an authorized provider of compound semiconductors.

Thank you for your participation in Franklin Small Cap Value VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-4	Semiannual Report

FRANKLIN SMALL CAP VALUE VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$816.10	$4.20	$1,020.24	$4.67	0.93%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FSV-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019		2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.73	$15.14		$20.43	$19.93	$18.12	$22.81

Income from investment operations[a]:

Net investment income[b]	0.10	0.24	[c]	0.21	0.21 [d]	0.15	0.21

Net realized and unrealized gains (losses)	(3.01)	3.35		(2.29)	1.82	4.79	(1.53)

Total from investment operations	(2.91)	3.59		(2.08)	2.03	4.94	(1.32)

Less distributions from:

Net investment income	(0.23)	(0.22)		(0.23)	(0.15)	(0.21)	(0.20)

Net realized gains	(0.81)	(2.78)		(2.98)	(1.38)	(2.92)	(3.17)

Total distributions	(1.04)	(3.00)		(3.21)	(1.53)	(3.13)	(3.37)

Net asset value, end of period	$11.78	$15.73		$15.14	$20.43	$19.93	$18.12

Total return[e]	(18.31)%	26.72%		(12.69)%	10.92%	30.54%	(7.18)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	0.68%	0.67%		0.66%	0.66%	0.66%	0.65%

Expenses net of waiver and payments by affiliates and expense reduction[g]	0.68% [h]	0.67%	[h]	0.65%	0.65%	0.64%	0.64%

Net investment income	1.50%	1.58%	[c]	1.13%	1.06% [d]	0.84%	1.04%

Supplemental data

Net assets, end of period (000’s)	$38,887	$46,980		$40,644	$51,245	$47,831	$45,897

Portfolio turnover rate	33.77%	54.36%		47.82%	33.36%	34.60%	27.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.23%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.75%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019		2018	2017		2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.05	$14.60		$19.80	$19.36		$17.68	$22.32

Income from investment operations[a]:

Net investment income[b]	0.08	0.20	[c]	0.16	0.15	[d]	0.10	0.16

Net realized and unrealized gains (losses)	(2.88)	3.20		(2.20)	1.77		4.66	(1.49)

Total from investment operations	(2.80)	3.40		(2.04)	1.92		4.76	(1.33)

Less distributions from:

Net investment income	(0.19)	(0.17)		(0.18)	(0.10)		(0.16)	(0.14)

Net realized gains	(0.81)	(2.78)		(2.98)	(1.38)		(2.92)	(3.17)

Total distributions	(1.00)	(2.95)		(3.16)	(1.48)		(3.08)	(3.31)

Net asset value, end of period	$11.25	$15.05		$14.60	$19.80		$19.36	$17.68

Total return[e]	(18.39)%	26.35%		(12.88)%	10.65%		30.19%	(7.39)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	0.93%	0.92%		0.91%	0.91%		0.91%	0.90%

Expenses net of waiver and payments by affiliates and expense reduction[g]	0.93% [h]	0.92%	[h]	0.90%	0.90%		0.89%	0.89%

Net investment income	1.25%	1.33%	[c]	0.88%	0.81%	[d]	0.59%	0.79%

Supplemental data

Net assets, end of period (000’s)	$904,935	$1,123,093		$978,675	$1,302,055		$1,366,807	$1,172,173

Portfolio turnover rate	33.77%	54.36%		47.82%	33.36%		34.60%	27.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.98%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.50%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019		2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.51	$14.96		$20.22	$19.74	$17.96	$22.63

Income from investment operations[a]:

Net investment income[b]	0.07	0.19	[c]	0.15	0.14 [d]	0.09	0.14

Net realized and unrealized gains (losses)	(2.96)	3.30		(2.28)	1.81	4.75	(1.52)

Total from investment operations	(2.89)	3.49		(2.13)	1.95	4.84	(1.38)

Less distributions from:

Net investment income	(0.18)	(0.16)		(0.15)	(0.09)	(0.14)	(0.12)

Net realized gains	(0.81)	(2.78)		(2.98)	(1.38)	(2.92)	(3.17)

Total distributions	(0.99)	(2.94)		(3.13)	(1.47)	(3.06)	(3.29)

Net asset value, end of period	$11.63	$15.51		$14.96	$20.22	$19.74	$17.96

Total return[e]	(18.43)%	26.23%		(13.01)%	10.56%	30.12%	(7.52)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.03%	1.02%		1.01%	1.01%	1.01%	1.00%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.03% [h]	1.02%	[h]	1.00%	1.00%	0.99%	0.99%

Net investment income	1.15%	1.23%	[c]	0.78%	0.71% [d]	0.49%	0.69%

Supplemental data

Net assets, end of period (000’s)	$24,866	$29,238		$24,592	$32,053	$32,751	$26,128

Portfolio turnover rate	33.77%	54.36%		47.82%	33.36%	34.60%	27.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.88%.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

FSV-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Small Cap Value VIP Fund

		Shares	Value
	Common Stocks 98.9%
	Automobiles & Components 2.6%
	Gentex Corp.	36,000	$927,720
	LCI Industries	17,908	2,059,062
	Thor Industries Inc.	205,121	21,851,540

			24,838,322

	Banks 15.3%
	Atlantic Union Bankshares Corp.	309,748	7,173,764
	Bryn Mawr Bank Corp.	484,783	13,409,098
	Columbia Banking System Inc.	858,758	24,341,496
	First Horizon National Corp.	2,777,349	27,662,396
	First of Long Island Corp.	614,355	10,038,561
	German American Bancorp Inc.	196,123	6,099,425
	Glacier Bancorp Inc.	162,950	5,750,506
	Lakeland Financial Corp.	438,031	20,407,864
	Peoples Bancorp Inc.	289,712	6,165,071
	South State Corp.	254,073	12,109,119
	TCF Financial Corp.	29,642	872,068
	TriCo Bancshares	53,403	1,626,121
	TrustCo Bank Corp. NY	782,700	4,954,491
	Washington Trust Bancorp Inc.	221,091	7,240,730

			147,850,710

	Building Products 5.3%
	Fortune Brands Home & Security Inc.	63,010	4,028,229
a	Gibraltar Industries Inc.	277,522	13,323,831
	Insteel Industries Inc.	390,746	7,451,526
a	Masonite International Corp.	100,048	7,781,734
	UFP Industries Inc.	389,687	19,293,403

			51,878,723

	Commercial & Professional Services 1.7%
a	Huron Consulting Group Inc.	34,036	1,506,093
	McGrath RentCorp.	277,667	14,996,795

			16,502,888

	Consumer Durables & Apparel 6.4%
	BRP Inc.	87,879	3,748,071
	Brunswick Corp.	327,234	20,946,248
	Callaway Golf Co.	358,465	6,276,722
	Carter’s Inc.	287,654	23,213,678
a	M/I Homes Inc.	173,900	5,989,116
a	Unifi Inc.	171,800	2,212,784

			62,386,619

	Consumer Services 4.9%
	Jack in the Box Inc.	337,791	25,026,935
	Wyndham Hotels and Resorts Inc.	518,769	22,109,935

			47,136,870

Semiannual Report	FSV-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Diversified Financials 1.6%
	Houlihan Lokey Inc.	276,700	$15,395,588

	Electrical Equipment 3.5%
	Encore Wire Corp.	75,262	3,674,291
	Regal Beloit Corp.	350,500	30,605,660

			34,279,951

	Energy 1.3%
	Crescent Point Energy Corp. (Canada)	5,117,200	8,292,763
	Hunting PLC (United Kingdom)	1,227,096	3,210,134
a	Natural Gas Services Group Inc.	173,987	1,090,898

			12,593,795

	Food & Staples Retailing 1.9%
a	BJ’s Wholesale Club Holdings Inc.	487,266	18,160,404

	Food, Beverage & Tobacco 2.2%
	Glanbia PLC (Ireland)	1,420,461	16,140,483
	Maple Leaf Foods Inc. (Canada)	237,357	4,984,751

			21,125,234

	Health Care Equipment & Services 2.6%
	Envista Holdings Corp.	684,217	14,430,137
a	Integer Holdings Corp.	148,924	10,878,898

			25,309,035

	Insurance 13.1%
	CNO Financial Group Inc.	1,471,114	22,905,245
	The Hanover Insurance Group Inc.	306,850	31,093,111
	Horace Mann Educators Corp.	786,717	28,896,115
	Old Republic International Corp.	1,964,216	32,036,363
	Selective Insurance Group Inc.	235,011	12,394,480

			127,325,314

	Machinery 14.2%
	Astec Industries Inc.	235,808	10,920,269
	Columbus McKinnon Corp.	211,441	7,072,701
	Federal Signal Corp.	55,397	1,646,953
	The Greenbrier Cos. Inc.	396,647	9,023,719
	Hillenbrand Inc.	250,434	6,779,248
	John Bean Technologies Corp.	52,500	4,516,050
	Mueller Industries Inc.	266,662	7,087,876
	Mueller Water Products Inc., A	2,103,549	19,836,467
	Oshkosh Corp.	326,000	23,348,120
	Rexnord Corp.	914,800	26,666,420
a	SPX Flow Inc.	367,522	13,760,024
	Wabash National Corp.	617,341	6,556,161

			137,214,008

FSV-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Materials 11.5%
	Cabot Corp.	311,530	$11,542,186
	Carpenter Technology Corp.	57,324	1,391,827
	Eagle Materials Inc.	144,100	10,118,702
a	Livent Corp. (Argentina)	139,604	859,961
	Louisiana-Pacific Corp.	320,477	8,220,235
	Minerals Technologies Inc.	370,641	17,394,182
a	OceanaGold Corp. (Australia)	5,901,906	13,738,001
	P H Glatfelter Co.	943,594	15,144,684
	PolyOne Corp.	706,207	18,523,809
	Reliance Steel & Aluminum Co.	151,900	14,419,867

			111,353,454

	Real Estate 2.5%
	Healthcare Realty Trust Inc.	284,773	8,341,001
	Highwoods Properties Inc.	307,215	11,468,336
	Sunstone Hotel Investors Inc.	532,949	4,343,534

			24,152,871

	Retailing 1.3%
a	Boot Barn Holdings Inc.	293,875	6,335,945
	Group 1 Automotive Inc.	97,679	6,443,884

			12,779,829

	Semiconductors & Semiconductor Equipment 1.3%
a	Advanced Energy Industries Inc.	111,064	7,529,029
	MKS Instruments Inc.	22,414	2,538,161
a	Synaptics Inc.	42,067	2,529,068

			12,596,258

	Technology Hardware & Equipment 3.3%
a	Coherent Inc.	5,067	663,676
a	FARO Technologies Inc.	3,667	196,551
a	II-VI Inc.	72,442	3,420,711
a	NetScout Systems Inc.	565,600	14,456,736
a	Plexus Corp.	186,573	13,164,591

			31,902,265

	Transportation 0.1%
	Heartland Express Inc.	30,600	637,092

	Utilities 2.3%
	Black Hills Corp.	152,161	8,621,442
	IDACORP Inc.	130,145	11,370,769
	Spire Inc.	39,355	2,586,017

			22,578,228

	Total Common Stocks (Cost $941,805,010)		957,997,458

Semiannual Report	FSV-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

		Principal Amount	Value

	Corporate Bonds (Cost $2,378,000) 0.2%
	Machinery 0.2%
	Mueller Industries Inc., sub. bond, 6.00%, 3/01/27	$2,378,000	$2,332,961

	Total Investments before Short Term Investments (Cost $944,183,010)		960,330,419

		Shares

	Short Term Investments (Cost $10,387,607) 1.1%

	Money Market Funds 1.1%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	10,387,607	10,387,607

	Total Investments (Cost $954,570,617) 100.2%		970,718,026

	Other Assets, less Liabilities (0.2)%		(2,030,223)

	Net Assets 100.0%		$968,687,803

aNon-income producing.

bSee Note 3(e) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

FSV-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Small Cap Value VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$944,183,010
Cost - Non-controlled affiliates (Note 3e)	10,387,607

Value - Unaffiliated issuers	$960,330,419
Value - Non-controlled affiliates (Note 3e)	10,387,607
Receivables:
Capital shares sold	27,255
Dividends and interest	1,037,160
Other assets	906

Total assets	971,783,347

Liabilities:
Payables:
Investment securities purchased	1,674,124
Capital shares redeemed	494,359
Management fees	512,287
Distribution fees	193,714
Trustees’ fees and expenses.	148
Reports to shareholders	168,665
Accrued expenses and other liabilities	52,247

Total liabilities	3,095,544

Net assets, at value	$968,687,803

Net assets consist of:
Paid-in capital	$981,796,626
Total distributable earnings (losses)	(13,108,823)

Net assets, at value	$968,687,803

Class 1:
Net assets, at value	$38,886,656

Shares outstanding	3,300,848

Net asset value and maximum offering price per share	$11.78

Class 2:
Net assets, at value	$904,935,168

Shares outstanding	80,432,315

Net asset value and maximum offering price per share	$11.25

Class 4:
Net assets, at value	$24,865,979

Shares outstanding	2,137,335

Net asset value and maximum offering price per share	$11.63

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Small Cap Value VIP Fund
Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$10,379,635
Non-controlled affiliates (Note 3e)	53,323
Interest:
Unaffiliated issuers	71,340

Total investment income	10,504,298

Expenses:
Management fees (Note 3a)	3,131,539
Distribution fees: (Note 3c)
Class 2	1,130,350
Class 4	42,561
Custodian fees (Note 4)	6,533
Reports to shareholders	120,955
Professional fees	31,308
Trustees’ fees and expenses	3,081
Other	12,150

Total expenses	4,478,477
Expense reductions (Note 4)	(879)
Expenses waived/paid by affiliates (Note 3e)	(29,040)

Net expenses	4,448,558

Net investment income	6,055,740

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(31,006,545)
Realized gain distributions from REITs	237,639
Foreign currency transactions	(14,667)

Net realized gain (loss)	(30,783,573)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(187,775,796)
Translation of other assets and liabilities denominated in foreign currencies	(192)

Net change in unrealized appreciation (depreciation)	(187,775,988)

Net realized and unrealized gain (loss)	(218,559,561)

Net increase (decrease) in net assets resulting from operations	$(212,503,821)

*Foreign taxes withheld on dividends	$15,244

FSV-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small Cap Value VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$6,055,740	$ 15,229,928
Net realized gain (loss)	(30,783,573)	61,068,326
Net change in unrealized appreciation (depreciation)	(187,775,988)	187,554,772

Net increase (decrease) in net assets resulting from operations	(212,503,821)	263,853,026

Distributions to shareholders:
Class 1	(3,163,057)	(7,896,338)
Class 2	(74,826,607)	(189,976,242)
Class 4	(1,993,247)	(4,683,798)

Total distributions to shareholders	(79,982,911)	(202,556,378)

Capital share transactions: (Note 2)
Class 1	3,506,280	3,898,876
Class 2	55,901,879	87,139,038
Class 4	2,454,945	3,066,346

Total capital share transactions	61,863,104	94,104,260

Net increase (decrease) in net assets	(230,623,628)	155,400,908
Net assets:
Beginning of period	1,199,311,431	1,043,910,523

End of period	$968,687,803	$1,199,311,431

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small Cap Value VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small Cap Value VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at

FSV-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to

Semiannual Report	FSV-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

d.  Security Transactions, Investment Income, Expenses and Distributions (continued)

shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	232,220	$2,871,963	262,210	$4,085,267
Shares issued in reinvestment of distributions	275,768	3,163,057	578,063	7,896,338
Shares redeemed	(194,542)	(2,528,740)	(537,480)	(8,082,729)

Net increase (decrease)	313,446	$3,506,280	302,793	$3,898,876

Class 2 Shares:
Shares sold	6,101,838	$66,834,784	5,696,678	$84,262,242
Shares issued in reinvestment of distributions	6,827,245	74,826,607	14,513,082	189,976,242
Shares redeemed	(7,116,902)	(85,759,512)	(12,637,486)	(187,099,446)

Net increase (decrease)	5,812,181	$55,901,879	7,572,274	$87,139,038

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 4 Shares:
Shares sold	324,826	$3,527,819	279,692	$4,200,102
Shares issued in reinvestment of distributions	175,926	1,993,247	346,948	4,683,798
Shares redeemed	(248,204)	(3,066,121)	(385,667)	(5,817,554)

Net increase (decrease)	252,548	$2,454,945	240,973	$3,066,346

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1.2 billion
0.575%	Over $1.2 billion, up to and including $1.3 billion
0.475%	In excess of $1.3 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.650% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Franklin Mutual, FT Services provides administrative services to the Fund. The fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

3.  Transactions with Affiliates (continued)

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$24,977,897	$121,447,762	$(136,038,052)	$—	$—	$10,387,607	10,387,607	$53,323

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$958,675,749

Unrealized appreciation	$110,184,176
Unrealized depreciation	(98,141,899)

Net unrealized appreciation (depreciation)	$12,042,277

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales (excluding short term securities) for the period ended June 30, 2020, aggregated $333,217,768 and $327,659,566, respectively.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small Cap Value VIP Fund (continued)

9.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Energy	$9,383,661	$3,210,134	$—	$12,593,795
Food, Beverage & Tobacco	4,984,751	16,140,483	—	21,125,234
All Other Equity Investments	924,278,429	—	—	924,278,429
Corporate Bonds	—	2,332,961	—	2,332,961
Short Term Investments	10,387,607	—	—	10,387,607

Total Investments in Securities	$949,034,448	$21,683,578	$—	$970,718,026

aFor detailed categories, see the accompanying Statement of Investments.

10.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Franklin Small-Mid Cap Growth VIP Fund

This semiannual report for Franklin Small-Mid Cap Growth VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a +16.84% total return* for the six-month period ended June 30, 2020.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small-capitalization and mid-capitalization companies. For this Fund, small-cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are those within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risk of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Portfolio Composition

Based on Total Net Assets as of 6/30/20

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s narrow benchmark, the Russell Midcap Growth® Index, posted a +4.16% total return, and its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®) posted a -3.08% total return for the same period.2

Economic and Market Overview

U.S. equities, as measured by the S&P 500, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.3 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.3 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession.

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Top 10 Holdings
6/30/20

Company Sector/Industry	% of Total Net Assets
DocuSign Inc. Information Technology	2.7%
Twilio Inc. Information Technology	2.5%
CoStar Group Inc. Industrials	2.3%
Synopsys Inc. Information Technology	2.1%
SBA Communications Corp. Real Estate	2.1%
Verisk Analytics Inc. Industrials	2.0%
DexCom Inc. Health Care	1.8%
MarketAxess Holdings Inc. Financials	1.7%
DraftKings Inc. Consumer Discretionary	1.8%
IDEXX Laboratories Inc. Health Care	1.7%

Manager’s Discussion

During the period under review, nearly all sectors represented in the portfolio contributed to the Fund’s absolute returns. Relative to the Russell Midcap® Growth Index, the Fund outperformed. Contributors included stock selection in the information technology (IT), consumer discretionary and industrials sectors. In contrast, relative detractors included materials, the only sector to significantly hurt Fund performance.

In IT, cloud-based electronic signature solutions provider DocuSign contributed to relative results. The company’s revenue and earnings were boosted by broadened product offerings after introducing the DocuSign Agreement Cloud last year and maintaining strong growth from its eSignature products. DocuSign has also benefited from the increase in work-from-home arrangements brought on by COVID-19. Cloud communications services provider Twilio also helped performance. Shares of the company rose after first-quarter earnings and guidance came in above expectations. COVID-19 related increases in its use by call centers and telehealth providers offset declines in ride-share activity. Website design platform Wix.com contributed as well.

3. Source: Bureau of Labor Statistics.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

In consumer discretionary, digital sports entertainment and gaming company DraftKings contributed to relative results. DraftKings has generated revenue from online gambling and has created new products such as simulated sports events, though the company’s operations have been impacted by the suspension, postponement or cancelation of sports seasons and events due to the novel coronavirus (COVID-19) pandemic. Exercise equipment and media company Peloton Interactive and fast-casual restaurant operator Wingstop also boosted performance.

In industrials, an underweighted position in poorly performing defense contractor L3Harris Technologies contributed to relative results.

In materials, specialty chemicals manufacturer Ingevity and building materials provider Martin Marietta detracted from relative performance.

Elsewhere, satellite communications operator ViaSat hurt relative results as the company was negatively affected by emerging competition and the economic impact associated with the COVID-19 pandemic. Advanced materials company Hexcel detracted from performance as well. The company provides materials to the aerospace industry and has been hit hard by the collapse in air travel caused by COVID-19, which resulted in airplane production cuts at Airbus (one of its clients) and the calling off of a merger with aerospace systems company Woodward. Oil exploration and production company Diamondback Energy also hurt results due to the collapse of oil prices brought on by the global economic shutdown and Russia-Saudi price war. We liquidated our position due to uncertainty about when oil prices will recover to the level needed for the company to be profitable.

Thank you for your participation in Franklin Small-Mid Cap Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201,[2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201,[2]	Net Annualized Expense Ratio[2]

Class 2	$1,000	$1,168.40	$5.88	$1,019.44	$5.47	1.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$19.74	$17.04	$19.71	$17.77	$19.09	$24.95

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.04)	(0.05)	(0.04)	(0.03)	—[c,d]

Net realized and unrealized gains (losses)	3.24	5.31	(0.70)	3.74	0.77	(0.03)

Total from investment operations	3.21	5.27	(0.75)	3.70	0.74	(0.03)

Less distributions from:

Net realized gains	(2.64)	(2.57)	(1.92)	(1.76)	(2.06)	(5.83)

Net asset value, end of period	$20.31	$19.74	$17.04	$19.71	$17.77	$19.09

Total return[e]	17.03%	31.80%	(5.15)%	21.75%	4.40%	(2.44)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.85%	0.84%	0.86%	0.85%	0.84%	0.81%

Expenses net of waiver and payments by affiliates	0.84%[g]	0.83%[g]	0.85%[g]	0.84%[g]	0.82%[g]	0.81%[h]

Net investment income (loss)	(0.26)%	(0.19)%	(0.24)%	(0.24)%	(0.16)%	0.01%[d]

Supplemental data

Net assets, end of period (000’s)	$48,490	$43,169	$33,518	$36,864	$31,756	$87,866

Portfolio turnover rate	21.12%	59.07%	44.78%	40.49%	32.23%[i]	37.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain fund holdings.

Excluding this amount, the ratio of net investment income to average net assets would have been (0.24)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2020	Year Ended December 31,

	(unaudited)	2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.29	$15.22	$17.83	$16.27	$17.69	$23.56

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.08)	(0.09)	(0.08)	(0.07)	(0.05)[c]

Net realized and unrealized gains (losses)	2.80	4.72	(0.60)	3.40	0.71	0.01

Total from investment operations	2.76	4.64	(0.69)	3.32	0.64	(0.04)

Less distributions from:

Net realized gains	(2.64)	(2.57)	(1.92)	(1.76)	(2.06)	(5.83)

Net asset value, end of period	$17.41	$17.29	$15.22	$17.83	$16.27	$17.69

Total return[d]	16.84%	31.44%	(5.37)%	21.40%	4.17%	(2.66)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.10%	1.09%	1.11%	1.10%	1.09%	1.06%

Expenses net of waiver and payments by affiliates	1.09%[f]	1.08%[f]	1.10%[f]	1.09%[f]	1.07%[f]	1.06%[g]

Net investment income (loss)	(0.51)%	(0.44)%	(0.49)%	(0.49)%	(0.41)%	(0.24)%[c]

Supplemental data

Net assets, end of period (000’s)	$405,193	$372,442	$310,300	$390,094	$392,777	$478,649

Portfolio turnover rate	21.12%	59.07%	44.78%	40.49%	32.23%[h]	37.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.49)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$18.04	$15.81	$18.47	$16.81	$18.23	$24.14

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)	(0.10)	(0.11)	(0.10)	(0.09)	(0.07)[c]

Net realized and unrealized gains (losses)	2.94	4.90	(0.63)	3.52	0.73	(0.01)

Total from investment operations	2.89	4.80	(0.74)	3.42	0.64	(0.08)

Less distributions from:

Net realized gains	(2.64)	(2.57)	(1.92)	(1.76)	(2.06)	(5.83)

Net asset value, end of period	$18.29	$18.04	$15.81	$18.47	$16.81	$18.23

Total return[d]	16.86%	31.26%	(5.46)%	21.30%	4.04%	(2.77)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.20%	1.19%	1.21%	1.20%	1.19%	1.16%

Expenses net of waiver and payments by affiliates	1.19%[f]	1.18%[f]	1.20%[f]	1.19%[f]	1.17%[f]	1.16%[g]

Net investment income (loss)	(0.61)%	(0.54)%	(0.59)%	(0.59)%	(0.51)%	(0.34)%[c]

Supplemental data

Net assets, end of period (000’s)	$18,816	$17,662	$13,759	$15,829	$13,825	$15,105

Portfolio turnover rate	21.12%	59.07%	44.78%	40.49%	32.23%[h]	37.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.59)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

FSC-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

		Shares	Value
	Common Stocks 98.4%
	Communication Services 4.7%
a	Match Group Inc.	17,200	$5,562,480
a	Pinterest Inc., A	181,300	4,019,421
a	Roku Inc.	26,856	3,129,530
a	Spotify Technology SA	20,000	5,163,800
a	ZoomInfo Technologies Inc.	13,500	688,905
a	Zynga Inc.	367,500	3,505,950

			22,070,086

	Consumer Discretionary 14.8%
	Aptiv PLC	29,227	2,277,368
a	Burlington Stores Inc.	29,400	5,789,742
a	Chipotle Mexican Grill Inc.	6,530	6,871,911
	Domino’s Pizza Inc.	10,750	3,971,480
a	DraftKings Inc., A	22,900	761,654
a,b,c	DraftKings Inc., A	251,933	7,432,562
a	Five Below Inc.	31,650	3,383,702
	Levi Strauss & Co., A	175,000	2,345,000
	Marriott International Inc., A	18,050	1,547,427
a	NVR Inc.	1,282	4,177,717
a	O’Reilly Automotive Inc.	12,157	5,126,242
a	Peloton Interactive Inc., A	64,250	3,711,722
a	RH	14,300	3,559,270
	Tractor Supply Co.	37,737	4,973,359
a	Ulta Beauty Inc.	18,400	3,742,928
	Vail Resorts Inc.	24,400	4,444,460
	VF Corp.	19,900	1,212,706
	Wingstop Inc.	33,700	4,683,289

			70,012,539

	Consumer Staples 1.6%
a	BellRing Brands Inc., A	94,100	1,876,354
	Church & Dwight Co. Inc.	53,500	4,135,550
a	Grocery Outlet Holding Corp.	38,200	1,558,560

			7,570,464

	Financials 5.8%
	Ares Management Corp., A	82,000	3,255,400
	MarketAxess Holdings Inc.	16,600	8,315,272
	MSCI Inc.	18,900	6,309,198
a,c	Selectquote Inc.	10,900	276,097
	TCF Financial Corp.	63,500	1,868,170
	Tradeweb Markets Inc.	92,200	5,360,508
	Western Alliance Bancorp	52,500	1,988,175

			27,372,820

	Health Care 16.5%
a	10X Genomics Inc., A	24,100	2,152,371
a	Argenx SE, ADR (Netherlands)	9,000	2,027,070
	Bio-Techne Corp.	13,340	3,522,694

Semiannual Report	FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
a	Centene Corp.	56,250	$3,574,687
a	Deciphera Pharmaceuticals Inc.	18,000	1,074,960
a	DexCom Inc.	20,688	8,386,915
a	Global Blood Therapeutics Inc.	18,000	1,136,340
a	Guardant Health Inc.	44,100	3,577,833
a	GW Pharmaceuticals PLC, ADR (United Kingdom)	23,300	2,859,376
a	HealthEquity Inc.	41,200	2,417,204
a	Heron Therapeutics Inc.	143,900	2,116,769
a	Horizon Therapeutics PLC	51,000	2,834,580
a	IDEXX Laboratories Inc.	24,750	8,171,460
a	Inari Medical Inc.	10,100	489,244
a	Iovance Biotherapeutics Inc.	65,000	1,784,250
a	iRhythm Technologies Inc.	17,450	2,022,281
a	Legend Biotech Corp., ADR	9,300	395,808
a	Livongo Health Inc.	36,900	2,774,511
a	Mettler-Toledo International Inc.	9,780	7,878,279
a	Penumbra Inc.	22,900	4,094,978
a	PTC Therapeutics Inc.	44,500	2,257,930
a	Reata Pharmaceuticals Inc.	18,300	2,855,166
a	Revance Therapeutics Inc.	74,001	1,807,104
a	Veeva Systems Inc.	32,700	7,665,534

			77,877,344

	Industrials 14.3%
a	Axon Enterprise Inc.	12,300	1,206,999
a	CoStar Group Inc.	15,135	10,755,990
	Fastenal Co.	83,100	3,560,004
	Fortive Corp.	74,400	5,033,904
	IDEX Corp.	32,650	5,160,006
	Kansas City Southern	13,200	1,970,628
a	Kratos Defence & Security Solutions Inc.	48,600	759,618
a	Lyft Inc., A	18,500	610,685
a	Mercury Systems Inc.	43,700	3,437,442
	Old Dominion Freight Line Inc.	17,850	3,027,182
	Republic Services Inc.	63,100	5,177,355
	Roper Technologies Inc.	17,593	6,830,658
	Southwest Airlines Co.	50,500	1,726,090
	Stanley Black & Decker Inc.	29,346	4,090,246
	TransUnion	57,300	4,987,392
	Verisk Analytics Inc.	54,961	9,354,362

			67,688,561

	Information Technology 36.1%
a	Adyen NV (Netherlands)	2,350	3,420,107
a	Agora Inc., ADR (China)	6,600	291,522
a	Alteryx Inc.	35,500	5,831,940
	Amphenol Corp., A	54,700	5,240,807
a	ANSYS Inc.	22,500	6,563,925

FSC-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
a	Atlassian Corp. PLC	36,150	$6,516,760
a	Bill.Com Holdings Inc.	62,048	5,597,350
a	Black Knight Inc.	104,000	7,546,240
	Booz Allen Hamilton Holding Corp.	14,800	1,151,292
a	CloudFlare Inc., A	127,300	4,576,435
a	DocuSign Inc.	73,700	12,691,877
	Entegris Inc.	13,500	797,175
a	EPAM Systems Inc.	19,500	4,914,195
a	GoDaddy Inc., A	81,617	5,984,975
	Jack Henry & Associates Inc.	19,350	3,560,981
a	Keysight Technologies Inc.	48,800	4,918,064
	KLA Corp.	35,737	6,950,132
a	Lattice Semiconductor Corp.	152,555	4,331,036
	Microchip Technology Inc.	28,927	3,046,302
	Monolithic Power Systems	19,750	4,680,750
	NXP Semiconductors NV (Netherlands)	22,600	2,577,304
a	Okta Inc., A	31,000	6,207,130
a	Paylocity Holding Corp.	42,450	6,193,031
a	Q2 Holdings Inc.	38,496	3,302,572
a	Semtech Corp.	43,000	2,245,460
a	Shift4 Payments Inc.	16,500	585,750
a	SiTime Corp.	60,000	2,844,600
a	Square Inc., A	46,100	4,837,734
a	Synopsys Inc.	51,750	10,091,250
a	Twilio Inc., A	54,775	12,018,730
a	WEX Inc.	16,300	2,689,663
a	Wix.com Ltd. (Israel)	20,600	5,278,132
a	Workday Inc., A	20,650	3,868,984
	Xilinx Inc.	41,600	4,093,024
a	Yeahka Ltd. (China)	14,200	31,513
a	Zendesk Inc.	55,200	4,886,856

			170,363,598

	Materials 2.4%
	Ball Corp.	69,700	4,843,453
a	Ingevity Corp.	43,841	2,304,721
	Martin Marietta Materials Inc.	20,200	4,172,714

			11,320,888

	Real Estate 2.2%
	SBA Communications Corp., A	32,957	9,818,550
	Terreno Realty Corp.	15,550	818,552

			10,637,102

	Total Common Stocks (Cost $291,738,732)		464,913,402

Semiannual Report	FSC-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

		Shares	Value

	Short Term Investments 2.7%

	Money Market Funds (Cost $11,705,249) 2.5%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	11,705,249	$11,705,249

f	Investments from Cash Collateral Received for Loaned Securities 0.2%
	Money Market Funds (Cost $1,011,025) 0.2%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	1,011,025	1,011,025

	Total Investments (Cost $304,455,006) 101.1%		477,629,676

	Other Assets, less Liabilities (1.1)%		(5,131,154)

	Net Assets 100.0%		$472,498,522

See Abbreviations on page FSC-23.

aNon-income producing.

bFair valued using significant unobservable inputs. See regarding fair value measurements.

cA portion or all of the security is on loan at June 30, 2020. See Note 1(c).

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

fSee Note 1(c) regarding securities on loan.

FSC-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$291,738,732
Cost - Non-controlled affiliates (Note 3e)	12,716,274

Value - Unaffiliated issuers+	$464,913,402
Value - Non-controlled affiliates (Note 3e)	12,716,274
Receivables:
Capital shares sold	743,853
Dividends and interest	67,119
Other assets	350

Total assets	478,440,998

Liabilities:
Payables:
Investment securities purchased	4,155,466
Capital shares redeemed	275,143
Management fees	299,962
Distribution fees	87,512
Trustees’ fees and expenses	137
Payable upon return of securities loaned	1,011,025
Accrued expenses and other liabilities	113,231

Total liabilities	5,942,476

Net assets, at value	$472,498,522

Net assets consist of:
Paid-in capital	$298,120,667
Total distributable earnings (losses)	174,377,855

Net assets, at value	$472,498,522

Class 1:
Net assets, at value	$ 48,489,500

Shares outstanding	2,387,538

Net asset value and maximum offering price per share	$20.31

Class 2:
Net assets, at value	$405,192,999

Shares outstanding	23,268,683

Net asset value and maximum offering price per share	$17.41

Class 4:
Net assets, at value	$ 18,816,023

Shares outstanding	1,028,965

Net asset value and maximum offering price per share	$18.29

+Includes securities loaned	$982,641

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 974,338
Non-controlled affiliates (Note 3e)	32,720
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	180,670
Non-controlled affiliates (Note 3e)	11,432

Total investment income	1,199,160

Expenses:
Management fees (Note 3a)	1,653,044
Distribution fees: (Note 3c)
Class 2	444,423
Class 4	29,584
Custodian fees (Note 4)	1,635
Reports to shareholders	65,461
Professional fees	29,928
Trustees’ fees and expenses	1,282
Other	8,804

Total expenses	2,234,161
Expense reductions (Note 4)	(8)
Expenses waived/paid by affiliates (Note 3e)	(21,747)

Net expenses	2,212,406

Net investment income (loss)	(1,013,246)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,537,546
Foreign currency transactions	(4,129)

Net realized gain (loss)	2,533,417

Net change in unrealized appreciation (depreciation) on:
Investments:

Unaffiliated issuers	61,958,609

Net realized and unrealized gain (loss)	64,492,026

Net increase (decrease) in net assets resulting from operations	$63,478,780

*Foreign taxes withheld on dividends	$ 1,522

FSC-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,013,246)	$(1,784,697)
Net realized gain (loss)	2,533,417	63,675,302
Net change in unrealized appreciation (depreciation)	61,958,609	48,782,330

Net increase (decrease) in net assets resulting from operations	63,478,780	110,672,935

Distributions to shareholders:
Class 1	(5,568,768)	(5,113,428)
Class 2	(53,710,860)	(51,808,967)
Class 4	(2,461,041)	(2,209,122)

Total distributions to shareholders	(61,740,669)	(59,131,517)

Capital share transactions: (Note 2)
Class 1	4,189,299	4,136,766
Class 2	32,464,137	18,159,781
Class 4	834,466	1,857,466

Total capital share transactions	37,487,902	24,154,013

Net increase (decrease) in net assets	39,226,013	75,695,431
Net assets:
Beginning of period	433,272,509	357,577,078

End of period	$472,498,522	$433,272,509

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin Small-Mid Cap Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Small-Mid Cap Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2020, 42.5% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter

(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

FSC-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

Semiannual Report	FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	171,421	$3,540,721	318,754	$6,251,939
Shares issued in reinvestment of distributions	289,889	5,568,768	273,885	5,113,428
Shares redeemed	(260,895)	(4,920,190)	(372,027)	(7,228,601)

Net increase (decrease)	200,415	$4,189,299	220,612	$4,136,766

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount
Class 2 Shares:
Shares sold	1,620,427	$29,073,424	1,911,894	$33,367,659
Shares issued in reinvestment of distributions	3,261,133	53,710,860	3,162,941	51,808,967
Shares redeemed	(3,154,393)	(50,320,147)	(3,921,307)	(67,016,845)

Net increase (decrease)	1,727,167	$32,464,137	1,153,528	$18,159,781

Class 4 Shares:
Shares sold	112,014	$2,007,443	191,080	$3,405,783
Shares issued in reinvestment of distributions	142,257	2,461,041	129,188	2,209,122
Shares redeemed	(204,168)	(3,634,018)	(211,768)	(3,757,439)

Net increase (decrease)	50,103	$834,466	108,500	$1,857,466

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.575%	Over $6.5 billion, up to and including $11.5 billion
0.550%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$10,406,987	$48,735,867	$(47,437,605)	$ —	$ —	$11,705,249	11,705,249	$32,720
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	4,879,541	23,457,988	(27,326,504)	—	—	1,011,025	1,011,025	11,432

Total Affiliated Securities	$15,286,528	$72,193,855	$(74,764,109)	$ —	$ —	$12,716,274		$44,152

f.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended June 30, 2020, these purchase and sale transactions aggregated $380,765 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

5. Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$304,769,327

Unrealized appreciation	$179,898,996
Unrealized depreciation	(7,038,647)

Net unrealized appreciation (depreciation)	$172,860,349

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $86,528,253 and $109,489,566, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $1,011,025 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:
Consumer Discretionary	$62,579,977	$—	$7,432,562	$70,012,539
All Other Equity Investments	394,900,863	—	—	394,900,863
Short Term Investments	12,716,274	—	—	12,716,274

Total Investments in Securities	$470,197,114	$—	$7,432,562	$477,629,676

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into Level 3	Transfer Out of Level 3[a]	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:
Consumer Discretionary	$2,241,958	$—	$(494,299)	$—	$—	$—	$378,558	$5,306,345	$7,432,562	$5,304,762
Information Technology	1,763,456	—	—	—	(3,099,287)	—	—	1,335,831	—	—

Total	$4,005,414	$—	$(494,299)	$—	$(3,099,287)	$—	$378,558	$6,642,176	$7,432,562	$5,304,762

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth VIP Fund (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Common Stocks
Consumer Discretionary	$7,432,562	Market comparables	Discount for lack of marketability	11.3%	Decrease[b]

All Other Investments	—

Total	$7,432,562

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

10. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR American Depositary Receipt

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Franklin Strategic Income VIP Fund

This semiannual report for Franklin Strategic Income VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -2.86% total return* for the six-month period ended June 30, 2020.

*The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN STRATEGIC INCOME VIP FUND

Fund Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond

Index, posted a +6.14% total return for the period under review.1 The Fund’s peers, as measured by the Lipper Multi-Sector Income Funds Classification Average, posted a -1.26% return.2

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the six-month period despite significant economic disruption in the wake of the novel coronavirus (COVID-19) pandemic. In late February 2020, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite. During the last quarter of the reporting period, however, as generally slowing infection rates and phased business reopenings by states drove hopes for an economic rebound, corporate bond valuations advanced significantly. Nevertheless, an increase in infection rates toward period-end prompted concern among investors, hindering lower-rated bonds.

The U.S. Federal Reserve (Fed) enacted two emergency rate cuts in response to the COVID-19 pandemic in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. In addition, the Fed announced unlimited, open-ended purchasing of government-backed and corporate bonds to help keep markets functioning, significantly expanding its balance sheet.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market higher despite the widening U.S. federal budget deficit and the massive increase in issuance. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, also posted positive returns, aided by declining Treasury rates and the Fed’s decision to purchase agency MBS.

U.S. corporate bond performance varied significantly based on credit rating, as investors became concerned about the

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries. See.www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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pandemic-related economic disruption and the potential credit downgrades of many companies. Investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, rebounded significantly after mid-March 2020 to post positive overall returns for the reporting period. In contrast, high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, declined due to investor concerns about a potential increase in credit defaults.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

Manager’s Discussion

The Fund allocated assets across the broad fixed income markets with an emphasis on spread sectors, both corporate and securitized. From an investment standpoint, we continued to focus on fundamentals and maintaining sufficient liquidity in the portfolio. At period end, our largest allocations were in investment-grade corporate bonds, high-yield corporate credit, non-local currency emerging market bonds and non-agency residential mortgage-backed securities (RMBS), with smaller exposures to agency mortgage-backed securities and senior secured floating-rate loans. After the significant market volatility in March 2020, we had been seeing opportunities in higher-quality sectors and added to investment-grade corporate credit, while we pared exposure to collateralized loan obligations (CLOs) and senior secured floating-rate loans. In our RMBS exposure we remain allocated to the seasoned credit risk transfer (CRTs) and have continued to stress test the portfolio under various scenarios including multiples of the global financial crisis. While the macroeconomic environment remains uncertain, we continue to believe the sector offers value. Our foreign-currency exposure was held through a basket of shorts with major positions in the Australian dollar, Singapore dollar, euro and Canadian dollar versus a basket of longs

Portfolio Composition*

Based on Consolidated Net Assets

6/30/20
Investment-Grade Corporate Bonds	21.85%
High-Yield Corporate Bonds	18.81%
Interest-Rate Derivatives	18.45%
Non-Local Currency Emerging Market Bonds	14.04%
Residential Mortgage-Backed Securities	12.22%
Agency Mortgage-Backed Securities	7.72%
Floating-Rate Loans	7.52%
Collateralized Loan Obligations	6.72%
Treasury Inflation-Protected Securities	5.93%
Municipal Bonds	3.55%
Non-U.S. Developed Bonds	2.94%
Local Currency Emerging Market Bonds	2.36%
Other	1.82%
Marketplace Loans	1.55%
U.S. Treasuries	0.96%
Asset-Backed Securities	0.38%
Covered Bonds	0.14%
Commercial Mortgage-Backed Securities	0.08%
Short-Term Investments & Other Net Assets	-0.07%
Currency Derivatives	-0.45%

*Notional exposure figures are intended to estimate the portfolio’s exposure, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets). Portfolio breakdown percentages may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-rate derivatives sector consists of Treasury, interest-rate and other derivatives that are primarily used for duration management.

with major positions in the Japanese yen. Over the period, we closed out our short New Zealand dollar and long Norwegian krona positions, reduced our euro short, added to our Singapore dollar short and long Japanese yen positions.

Allocation to investment-grade corporate credit was the most significant contributor to returns. Additionally, commercial mortgage-backed securities and asset-backed securities also benefitted performance. In contrast, the Fund’s exposure to high-yield corporate credit, sovereign emerging market securities and senior secured floating-rate loans as well as RMBS and foreign currencies detracted from performance. Foreign currency gains mainly from our short New Zealand and Canadian dollar exposures were more than offset by negative returns from long Norwegian krona, South African rand and short Australian dollar positions.

The Fund utilized derivatives, including credit default swaps, currency forwards and government bond futures, primarily as a tool for efficient portfolio management and to manage

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FRANKLIN STRATEGIC INCOME VIP FUND

overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks compared to holding securities.

Thank you for your participation in Franklin Strategic Income VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$971.40	$4.61	$1,020.19	$4.72	0.94%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Consolidated Financial Highlights

Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.93	$10.65	$11.15	$11.01	$10.55	$11.90

Income from investment operations[a]:

Net investment income[b]	0.17	0.45	0.47	0.45	0.48	0.53

Net realized and unrealized gains (losses)	(0.48)	0.43	(0.65)	0.04	0.37	(0.91)

Total from investment operations	(0.31)	0.88	(0.18)	0.49	0.85	(0.38)

Less distributions from:

Net investment income and net foreign currency gains	(0.54)	(0.60)	(0.32)	(0.35)	(0.39)	(0.77)

Net realized gains	—	—	—	—	—	(0.20)

Total distributions	(0.54)	(0.60)	(0.32)	(0.35)	(0.39)	(0.97)

Net asset value, end of period	$10.08	$10.93	$10.65	$11.15	$11.01	$10.55

Total return[c]	(2.80)%	8.41%	(1.65)%	4.46%	8.25%	(3.62)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.71%	0.71%	0.67%	0.68%	0.67%	0.63%

Expenses net of waiver and payments by affiliates[e]	0.69%	0.68%	0.63%	0.63%	0.60%	0.62%

Net investment income	3.32%	4.09%	4.28%	4.00%	4.42%	4.71%

Supplemental data

Net assets, end of period (000’s)	$259,057	$285,437	$302,610	$361,465	$396,170	$441,658

Portfolio turnover rate	58.44%	114.89%[f]	107.90%[g]	108.73%	128.51%	85.85%

Portfolio turnover rate excluding mortgage dollar rolls[h]	42.77%	72.45%[f]	40.38%[g]	48.11%	77.93%	51.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

hSee Note 1(g) regarding mortgage dollar rolls.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.55	$10.28	$10.76	$10.64	$10.21	$11.55

Income from investment operations[a]:

Net investment income[b]	0.15	0.40	0.42	0.40	0.43	0.49

Net realized and unrealized gains (losses)	(0.45)	0.42	(0.61)	0.04	0.36	(0.89)

Total from investment operations	(0.30)	0.82	(0.19)	0.44	0.79	(0.40)

Less distributions from:

Net investment income and net foreign currency gains	(0.52)	(0.55)	(0.29)	(0.32)	(0.36)	(0.74)

Net realized gains	—	—	—	—	—	(0.20)

Total distributions	(0.52)	(0.55)	(0.29)	(0.32)	(0.36)	(0.94)

Net asset value, end of period	$9.73	$10.55	$10.28	$10.76	$10.64	$10.21

Total return[c]	(2.86)%	8.05%	(1.77)%	4.17%	7.94%	(3.87)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.96%	0.96%	0.92%	0.93%	0.92%	0.88%

Expenses net of waiver and payments by affiliates[e]	0.94%	0.93%	0.88%	0.88%	0.85%	0.87%

Net investment income	3.07%	3.84%	4.03%	3.75%	4.17%	4.46%

Supplemental data

Net assets, end of period (000’s)	$92,857	$94,928	$89,264	$214,271	$203,418	$202,192

Portfolio turnover rate	58.44%	114.89%[f]	107.90%[g]	108.73%	128.51%	85.85%

Portfolio turnover rate excluding mortgage dollar rolls[h]	42.77%	72.45%[f]	40.38%[g]	48.11%	77.93%	51.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

hSee Note 1(g) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.83	$10.56	$11.04	$10.90	$10.44	$11.78

Income from investment operations[a]:

Net investment income[b]	0.15	0.41	0.43	0.40	0.43	0.49

Net realized and unrealized gains (losses)	(0.47)	0.42	(0.64)	0.04	0.38	(0.91)

Total from investment operations	(0.32)	0.83	(0.21)	0.44	0.81	(0.42)

Less distributions from:

Net investment income and net foreign currency gains	(0.50)	(0.56)	(0.27)	(0.30)	(0.35)	(0.72)

Net realized gains	—	—	—	—	—	(0.20)

Total distributions	(0.50)	(0.56)	(0.27)	(0.30)	(0.35)	(0.92)

Net asset value, end of period	$10.01	$10.83	$10.56	$11.04	$10.90	$10.44

Total return[c]	(2.96)%	7.93%	(1.88)%	4.08%	7.86%	(3.98)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.06%	1.06%	1.02%	1.03%	1.02%	0.98%

Expenses net of waiver and payments by affiliates[e]	1.04%	1.03%	0.98%	0.98%	0.95%	0.97%

Net investment income	2.97%	3.74%	3.93%	3.65%	4.07%	4.36%

Supplemental data

Net assets, end of period (000’s)	$48,237	$54,485	$60,763	$74,013	$80,175	$92,965

Portfolio turnover rate	58.44%	114.89%[f]	107.90%[g]	108.73%	128.51%	85.85%

Portfolio turnover rate excluding mortgage dollar rolls[h]	42.77%	72.45%[f]	40.38%[g]	48.11%	77.93%	51.47%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

hSee Note 1(g) regarding mortgage dollar rolls.

FSI-8	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Consolidated Statement of Investments, June 30, 2020 (unaudited)

Franklin Strategic Income VIP Fund

		Country/ Organization	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 0.2%
	Capital Goods 0.0%
a,aa,b	Onsite Rental Group Operations Pty. Ltd.	Australia	143,820	$—

	Commercial & Professional Services 0.0%†
a	Remington Outdoor Co. Inc.	United States	74,576	37,288

	Consumer Services 0.0%†
a,aa,c	Turtle Bay Resort	United States	1,901,449	41,832

	Energy 0.1%
	Amplify Energy Corp.	United States	431	530
a,aa	Battalion Oil Corp., wts., A, 10/08/22	United States	879	2,331
a,aa	Battalion Oil Corp., wts., B, 10/08/22	United States	1,098	2,643
a,aa	Battalion Oil Corp., wts., C, 10/08/22	United States	1,412	2,987
a,aa	Birch Permian Holdings Inc.	United States	4,478	21,271
a,aa	Birch Permian Holdings Inc.	United States	34,907	161,445
	Riviera Resources Inc.	United States	6,620	11,883
a	Weatherford International PLC	United States	13,794	27,174

				230,264

	Materials 0.1%
a,aa,b	Appvion Operations Inc.	United States	18,684	353,175
	Verso Corp., A	United States	5,620	67,215
a	Verso Corp., wts., 7/25/23	United States	592	607

				420,997

	Media & Entertainment 0.0%†
a	Clear Channel Outdoor Holdings Inc.	United States	20,804	21,636
a	iHeartMedia Inc., A	United States	8,384	70,006
a,aa	iHeartMedia Inc., B	United States	142	1,008

				92,650

	Retailing 0.0%
a,aa,b	K2016470219 South Africa Ltd., A	South Africa	14,792,309	—
a,aa,b	K2016470219 South Africa Ltd., B	South Africa	1,472,041	—

				—

	Total Common Stocks and Other Equity Interests (Cost $4,648,529)			823,031

	Management Investment Companies (Cost $11,072,145) 2.0%
	Diversified Financials 2.0%
d	Franklin Floating Rate Income Fund	United States	1,118,951	8,067,640

			Principal Amount*
	Convertible Bonds (Cost $4,770) 0.0%†
	Telecommunication Services 0.0%†
e,f	Digicel Group 0.5 Ltd., cvt., sub. bond, 144A, PIK, 7.00%, 10/01/68	Jamaica	25,758	2,189

Semiannual Report	FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value
	Corporate Bonds 44.0%
	Automobiles & Components 0.4%
e	Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	800,000		$834,324
	Dana Inc., senior note, 5.625%, 6/15/28	United States	700,000		696,633

					1,530,957

	Banks 4.8%
e	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	1,200,000		1,135,195
	Bank of America Corp.,
	senior bond, 3.248%, 10/21/27	United States	647,000		713,969
	senior note, 3.50%, 4/19/26	United States	2,480,000		2,793,821
g	BDO Unibank Inc., senior note, Reg S, 2.95%, 3/06/23	Philippines	200,000		204,978
e	BNP Paribas SA, senior note, 144A, 2.219% to 6/09/25, FRN thereafter, 6/09/26	France	500,000		511,417
g	China Construction Bank Corp., sub. note, Reg S, 4.25% to 2/26/24, FRN thereafter, 2/27/29	China	800,000		855,361
	Citigroup Inc.,
	senior note, 3.30%, 4/27/25	United States	243,000		267,038
	senior note, 3.40%, 5/01/26	United States	1,106,000		1,227,321
h	Comerica Inc., junior sub. bond, 5.625% to 10/01/25, FRN thereafter, Perpetual	United States	300,000		305,190
	Fifth Third Bancorp, senior note, 2.55%, 5/05/27	United States	500,000		535,360
	HSBC Holdings PLC, senior bond, 2.848% to 6/04/30, FRN thereafter, 6/04/31	United Kingdom	800,000		819,847
	Industrial & Commercial Bank of China Ltd., senior note, 3.538%, 11/08/27	China	900,000		991,582
	JPMorgan Chase & Co.,
	[h] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	213,000		215,272
	senior bond, 3.20%, 6/15/26	United States	1,213,000		1,347,437
	senior bond, 2.522% to 4/22/30, FRN thereafter, 4/22/31	United States	1,000,000		1,058,410
	sub. note, 3.375%, 5/01/23	United States	809,000		865,855
	sub. note, 3.875%, 9/10/24	United States	809,000		897,481
	Lloyds Banking Group PLC, senior note, 3.87%, 7/09/25	United Kingdom	200,000		217,832
	Regions Financial Corp., senior note, 2.25%, 5/18/25	United States	500,000		523,630
	SVB Financial Group, senior note, 3.125%, 6/05/30	United States	300,000		321,935
g	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	500,000	EUR	557,294
	Wells Fargo & Co.,
	senior note, 3.00%, 4/22/26	United States	2,021,000		2,208,711
	senior note, 2.188% to 4/30/25, FRN thereafter, 4/30/26	United States	700,000		724,606

					19,299,542

	Capital Goods 1.8%
e	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	1,094,000		979,316
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	566,000		598,277
	Emerson Electric Co., senior bond, 2.75%, 10/15/50	United States	200,000		200,617
e	Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	1,000,000		1,004,680
	Honeywell International Inc., senior bond, 1.95%, 6/01/30	United States	700,000		732,342
e	Navistar International Corp., senior secured note, 144A, 9.50%, 5/01/25	United States	400,000		430,250

FSI-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Capital Goods (continued)
e	NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	800,000	$808,524
aa,b,f	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	262,519	213,088
e	Resideo Funding Inc., senior note, 144A, 6.125%, 11/01/26	United States	800,000	784,524
e	Rutas 2 and 7 Finance Ltd., senior secured bond, first lien, 144A,zero cpn., 9/30/36	United States	200,000	131,000
e,i	Vertical U.S. Newco Inc., senior note, 144A, 5.25%, 7/15/27	United States	400,000	400,000
e	WESCO Distribution Inc.,
	senior note, 144A, 7.125%, 6/15/25	United States	300,000	317,160
	senior note, 144A, 7.25%, 6/15/28	United States	200,000	211,414
	Westinghouse Air Brake Technologies Corp., senior note, 3.20%, 6/15/25	United States	200,000	204,403

				7,015,595

	Consumer Durables & Apparel 1.0%
e	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	1,382,000	1,395,564
	KB Home, senior note, 7.00%, 12/15/21	United States	570,000	598,030
	Mohawk Industries Inc., senior bond, 3.625%, 5/15/30	United States	1,300,000	1,418,699
	Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24	United States	689,000	739,742

				4,152,035

	Consumer Services 1.2%
e	1011778 BC ULC/New Red Finance Inc., secured note, second lien, 144A, 5.00%, 10/15/25	Canada	970,000	966,794
e,i	Colt Merger Sub Inc.,
	senior note, 144A, 5.75%, 7/01/25	United States	200,000	201,500
	senior secured note, 144A, 6.25%, 7/01/25	United States	400,000	397,880
e	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	1,132,000	815,040
e	International Game Technology PLC, senior secured note, first lien, 144A, 5.25%, 1/15/29	United States	700,000	684,250
e	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,senior note, 144A, 5.00%, 6/01/24	United States	728,000	743,546
e	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
	senior bond, 144A, 5.50%, 3/01/25	United States	670,000	615,191
	senior bond, 144A, 5.25%, 5/15/27	United States	200,000	173,326

				4,597,527

	Diversified Financials 2.7%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	1,617,000	1,732,506
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	1,725,000	1,880,200
	senior note, 3.75%, 2/25/26	United States	1,213,000	1,353,859
	Morgan Stanley,
	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	809,000	910,970
	senior note, 3.875%, 1/27/26	United States	2,395,000	2,711,294

Semiannual Report	FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Diversified Financials (continued)
e	MSCI Inc., senior bond, 144A, 4.00%, 11/15/29	United States	700,000	$715,183
	Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	1,000,000	991,690
g	TNB Global Ventures Capital Bhd., senior note, Reg S, 3.244%, 10/19/26	Malaysia	400,000	426,065

				10,721,767

	Energy 2.5%
e	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	600,000	604,845
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., senior note, 4.486%, 5/01/30	United States	50,000	57,616
	Canadian Natural Resources Ltd., senior bond, 2.95%, 7/15/30	Canada	450,000	447,460
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	970,000	967,769
	Comstock Resources Inc., senior note, 9.75%, 8/15/26	United States	200,000	187,250
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	167,000	164,599
	Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	800,000	804,924
	Energy Transfer Operating LP, senior bond, 4.05%, 3/15/25	United States	200,000	212,975
	EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	300,000	225,871
e,f,g	EnQuest PLC, senior note, 144A, Reg S, PIK, 7.00%, 10/15/23	United Kingdom	849,275	510,737
	Enterprise Products Operating LLC, senior bond, 4.80%, 2/01/49	United States	150,000	178,162
	EOG Resources Inc., senior bond, 4.375%, 4/15/30	United States	100,000	119,276
	Equinor ASA, senior note, 2.375%, 5/22/30	Norway	700,000	728,506
	Exxon Mobil Corp., senior bond, 2.61%, 10/15/30	United States	500,000	534,227
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	1,617,000	1,218,612
e	Nabors Industries Ltd., senior note, 144A, 7.25%, 1/15/26	United States	800,000	494,000
	Occidental Petroleum Corp.,
	[i] senior bond, 8.875%, 7/15/30	United States	400,000	400,500
	senior bond, 6.45%, 9/15/36	United States	500,000	430,540
e	Schlumberger Holdings Corp., senior note, 144A, 3.90%, 5/17/28	United States	400,000	431,895
	Sunoco LP/Sunoco Finance Corp.,
	senior note, 4.875%, 1/15/23	United States	485,000	479,493
	senior note, 6.00%, 4/15/27	United States	500,000	496,140
e	Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	417,000	291,900
	The Williams Cos Inc., senior bond, 3.50%, 11/15/30	United States	200,000	210,832

				10,198,129

	Food & Staples Retailing 0.9%
e	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	800,000	816,550
	Costco Wholesale Corp., senior bond, 1.75%, 4/20/32	United States	100,000	101,889
	The Kroger Co., senior bond, 4.45%, 2/01/47	United States	150,000	182,278
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	2,087,000	2,300,202

				3,400,919

	Food, Beverage & Tobacco 1.9%
	Altria Group Inc., senior note, 3.40%, 5/06/30	United States	1,200,000	1,293,492
	Anheuser-Busch InBev Worldwide Inc., senior bond, 3.50%, 6/01/30	Belgium	1,300,000	1,464,448
	B&G Foods Inc., senior note, 5.25%, 9/15/27	United States	900,000	903,096

FSI-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Food, Beverage & Tobacco (continued)
	BAT Capital Corp.,
	senior bond, 4.54%, 8/15/47	United Kingdom	50,000	$54,512
	senior note, 3.557%, 8/15/27	United Kingdom	300,000	324,801
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	200,000	206,665
	Diageo Capital PLC., senior note, 2.00%, 4/29/30	United Kingdom	800,000	828,819
e	Kraft Heinz Foods Co., senior note, 144A, 3.875%, 5/15/27	United States	800,000	837,071
e	MHP Lux SA, senior note, 144A, 6.95%, 4/03/26	Ukraine	800,000	815,410
e	Post Holdings Inc., senior bond, 144A, 4.625%, 4/15/30	United States	700,000	688,205
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	200,000	225,464

				7,641,983

	Health Care Equipment & Services 1.9%
	Abbott Laboratories, senior bond, 4.75%, 11/30/36	United States	1,000,000	1,346,716
	Anthem Inc.,
	senior bond, 2.25%, 5/15/30	United States	400,000	412,054
	senior bond, 3.70%, 9/15/49	United States	150,000	171,043
	Centene Corp.,
	senior bond, 4.625%, 12/15/29	United States	200,000	212,254
	senior bond, 3.375%, 2/15/30	United States	600,000	606,765
	senior note, 4.75%, 5/15/22	United States	400,000	406,406
	senior note, 4.25%, 12/15/27	United States	300,000	310,267
	[e] senior note, 144A, 5.375%, 6/01/26	United States	324,000	337,195
	CHS/Community Health Systems Inc., senior secured note, first lien, 6.25%, 3/31/23	United States	805,000	759,848
	Cigna Corp., senior bond, 4.90%, 12/15/48	United States	150,000	198,603
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	305,000	310,642
	senior bond, 5.00%, 5/01/25	United States	728,000	745,108
	HCA Inc., senior note, 5.375%, 9/01/26	United States	713,000	778,026
e	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	300,000	280,120
	Quest Diagnostics Inc., senior bond, 2.80%, 6/30/31	United States	200,000	210,099
	Stryker Corp., senior bond, 3.50%, 3/15/26	United States	405,000	456,170

				7,541,316

	Household & Personal Products 0.1%
e,i	Kimberly-Clark de Mexico SAB de CV, senior bond, 144A, 2.431%, 7/01/31	Mexico	300,000	302,475
e	Spectrum Brands Inc., senior bond, 144A, 5.50%, 7/15/30	United States	200,000	200,750

				503,225

	Insurance 1.5%
	Aflac Inc., senior note, 3.60%, 4/01/30	United States	1,300,000	1,519,439
	Arch Capital Group Ltd., senior bond, 3.635%, 6/30/50	United States	1,000,000	1,051,210
e	Five Corners Funding Trust II, senior note, 144A, 2.85%, 5/15/30	United States	900,000	929,213
	Manulife Financial Corp., senior note, 2.484%, 5/19/27	Canada	800,000	838,406
	Marsh & McLennan Cos Inc., senior bond, 2.25%, 11/15/30	United States	1,200,000	1,249,561
	Willis North America Inc., senior bond, 2.95%, 9/15/29	United States	400,000	424,616

				6,012,445

Semiannual Report	FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials 5.4%
	Air Products and Chemicals Inc., senior bond, 2.05%, 5/15/30	United States	400,000	$420,873
e	Alpek SAB de CV, senior note, 144A, 4.25%, 9/18/29	Mexico	1,600,000	1,582,496
e	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.,
	senior note, 144A, 6.00%, 2/15/25	Luxembourg	248,000	254,138
	senior note, 144A, 5.25%, 8/15/27	Luxembourg	300,000	294,993
	Bemis Co Inc., senior note, 2.63%, 6/19/30	United States	200,000	205,270
e	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	1,100,000	1,008,425
e	CCL Industries Inc., senior note, 144A, 3.05%, 6/01/30	Canada	500,000	512,577
e	Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%, 4/01/24	Mexico	299,000	296,850
e	Cemex SAB de CV, senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	1,013,000	993,358
g	CNAC HK Finbridge Co. Ltd., senior note, Reg S, 4.875%, 3/14/25	China	800,000	889,441
	Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	1,066,000	1,090,081
	EI du Pont de Nemours and Co., senior bond, 2.30%, 7/15/30	United States	1,300,000	1,354,025
e	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 5.125%, 3/15/23	Australia	324,000	333,919
	senior note, 144A, 5.125%, 5/15/24	Australia	647,000	668,095
e	Gates Global LLC / Gates Corp., senior note, 144A, 6.25%, 1/15/26	United States	700,000	694,456
e	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	485,000	518,908
	senior note, 144A, 4.625%, 4/29/24	Switzerland	250,000	276,152
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	1,698,000	1,842,820
e	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	1,278,000	1,162,648
e	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	1,059,000	1,060,239
	Olin Corp., senior note, 5.125%, 9/15/27	United States	400,000	375,162
e	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	120,000	120,267
	senior note, 144A, 5.875%, 8/15/23	United States	566,000	585,869
	senior note, 144A, 6.625%, 5/13/27	United States	100,000	104,188
e	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds
	Group Issuer Luxembourg SA,
	senior note, 144A, 7.00%, 7/15/24	United States	105,000	105,541
	senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	566,000	573,468
e	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	600,000	680,730
e	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	809,000	866,136
	senior bond, 144A, 5.50%, 9/15/25	United States	124,000	133,752
	senior note, 144A, 4.875%, 12/01/22	United States	85,000	87,636
e	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	1,100,000	933,146
e	TPC Group Inc., secured note, 144A, 10.50%, 8/01/24	United States	900,000	807,282
	Westlake Chemical Corp., senior bond, 3.375%, 6/15/30	United States	200,000	204,691
	WRKCo Inc., senior bond, 3.00%, 6/15/33	United States	400,000	418,219

FSI-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Materials (continued)
e	Yara International ASA, senior note, 144A, 3.148%, 6/04/30	Norway	100,000	$104,177

				21,560,028

	Media & Entertainment 3.3%
e	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	600,000	631,515
	AMC Entertainment Holdings Inc., senior sub. bond, 5.75%, 6/15/25 .	United States	800,000	258,000
e	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 144A, 5.375%, 5/01/25	United States	728,000	748,096
	senior bond, 144A, 4.50%, 8/15/30	United States	300,000	307,247
	Charter Communications Operating LLC/Charter Communications Operating Capital, senior bond, 2.80%, 4/01/31	United States	300,000	304,796
	Clear Channel Worldwide Holdings Inc.,
	senior note, 9.25%, 2/15/24	United States	256,000	238,140
	[e] senior secured note, first lien, 144A, 5.125%, 8/15/27	United States	600,000	577,056
e	CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	1,378,000	1,418,341
e	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	first lien, 144A, 5.375%, 8/15/26	United States	400,000	291,968
	senior note, 144A, 6.625%, 8/15/27	United States	300,000	161,559
	DISH DBS Corp.,
	senior bond, 6.75%, 6/01/21	United States	5,000	5,102
	senior note, 5.875%, 11/15/24	United States	570,000	567,597
e,i	DISH Network Corp., senior note, 144A, 7.375%, 7/01/28	United States	300,000	299,625
	Fox Corp, senior bond, 3.50%, 4/08/30	United States	400,000	447,486
	iHeartCommunications Inc., senior note, 8.375%, 5/01/27	United States	87,378	80,229
e	Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27	United States	800,000	690,084
	Netflix Inc.,
	senior bond, 5.875%, 2/15/25	United States	1,000,000	1,114,795
	senior bond, 4.375%, 11/15/26	United States	300,000	312,744
e	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	1,417,000	1,431,319
	RELX Capital Inc., senior note, 3.00%, 5/22/30	United Kingdom	100,000	108,423
e	Tencent Holdings Ltd., senior note, 144A, 2.39%, 6/03/30	China	1,100,000	1,102,555
	The Walt Disney Co., senior note, 2.20%, 1/13/28	United States	400,000	418,197
e	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	1,321,000	1,248,352
e	Virgin Media Secured Finance PLC, senior secured bond, 144A, 4.50%, 8/15/30	United Kingdom	600,000	601,875

				13,365,101

	Pharmaceuticals, Biotechnology & Life Sciences 1.8%
e	AbbVie Inc.,
	senior bond, 144A, 3.80%, 3/15/25	United States	1,778,000	1,984,586
	senior note, 144A, 2.95%, 11/21/26	United States	600,000	657,093
	senior note, 144A, 3.20%, 11/21/29	United States	700,000	781,587
e	Bausch Health Cos. Inc.,
	senior bond, 144A, 6.125%, 4/15/25	United States	243,000	246,810
	senior note, 144A, 8.50%, 1/31/27	United States	809,000	860,149

Semiannual Report	FSI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences (continued)
e	Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	889,000	$1,039,460
	Biogen Inc., senior bond, 2.25%, 5/01/30	United States	300,000	303,395
e	Endo Dac/Endo Finance LLC/Endo Finco Inc.,
	secured note, second lien, 144A, 9.50%, 7/31/27	United States	452,000	480,340
	senior note, 144A, 6.00%, 6/30/28	United States	659,000	428,350
e	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	184,000	189,436
	Perrigo Finance Unlimited Co., senior note, 3.15%, 6/15/30	United States	400,000	404,187

				7,375,393

	Real Estate 1.3%
	AvalonBay Communities Inc., senior bond, 2.45%, 1/15/31	United States	500,000	533,740
g	China Overseas Finance Cayman VI Ltd., senior note, Reg S, 5.95%, 5/08/24	China	700,000	801,287
	Equinix Inc., senior bond, 5.875%, 1/15/26	United States	100,000	105,471
e	Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	800,000	758,492
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26	United States	247,000	256,980
	senior bond, 5.00%, 10/15/27	United States	889,000	916,252
e	SBA Communications Corp., senior note, 144A, 3.875%, 2/15/27	United States	600,000	598,323
e	VICI Properties LP/VICI Note Co. Inc., senior note, 144A, 3.75%, 2/15/27	United States	1,400,000	1,318,408

				5,288,953

	Retailing 0.2%
	AutoNation Inc., senior bond, 4.75%, 6/01/30	United States	200,000	217,101
	Dollar Tree Inc., senior bond, 4.20%, 5/15/28	United States	300,000	349,343
aa,e,f	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	976,441	—
aa,e,f	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	352,537	1,763
e	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	1,085,000	244,125

				812,332

	Semiconductors & Semiconductor Equipment 0.0%†
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	100,000	103,937

	Software & Services 0.5%
	Fiserv Inc., senior bond, 2.65%, 6/01/30	United States	600,000	634,325
e	Gartner Inc., senior note, 144A, 4.50%, 7/01/28	United States	200,000	202,840
e	NortonLifeLock Inc., senior note, 144A, 5.00%, 4/15/25	United States	978,000	997,560

				1,834,725

	Technology Hardware & Equipment 0.8%
e	Blackboard Inc., secured note, second lien, 144A, 10.375%, 11/15/24	United States	200,000	195,625
e	CommScope Technologies LLC, senior bond, 144A, 5.00%, 3/15/27	United States	1,374,000	1,241,697
	Flex Ltd., senior note, 3.75%, 2/01/26	United States	1,100,000	1,167,133
e	Presidio Holdings Inc., senior secured note, 144A, 4.875%, 2/01/27	United States	700,000	685,454

				3,289,909

FSI-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Telecommunication Services 2.2%
e	Altice France Holding SA, senior note, 144A, 6.00%, 2/15/28	Luxembourg	700,000	$665,879
e	Altice France SA/France, senior secured note, 144A, 5.50%, 1/15/28	France	200,000	202,338
	AT&T Inc.,
	senior Bond, 4.30%, 2/15/30	United States	1,300,000	1,519,998
	senior note, 2.30%, 6/01/27	United States	300,000	310,220
	Bell Canada Inc., senior bond, 4.464%, 4/01/48	Canada	150,000	190,354
e,f	Digicel Group 0.5 Ltd., senior note, 144A, PIK, 8.00%, 4/01/25	Jamaica	155,520	42,768
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	800,000	833,152
	Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	405,000	427,727
	Sprint Corp., senior bond, 7.875%, 9/15/23	United States	405,000	456,635
	Telefonica Emisiones SA,
	senior bond, 4.895%, 3/06/48	Spain	150,000	182,633
	senior note, 4.103%, 3/08/27	Spain	500,000	571,202
	TELUS Corp., senior bond, 4.60%, 11/16/48	Canada	150,000	183,481
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	405,000	415,050
	senior bond, 6.375%, 3/01/25	United States	1,051,000	1,080,953
	senior note, 6.00%, 4/15/24	United States	200,000	204,963
	[e] senior secured bond, 144A, 3.875%, 4/15/30	United States	1,300,000	1,451,378

				8,738,731

	Transportation 3.0%
	Burlington Northern Santa Fe LLC, senior bond, 4.15%, 4/01/45	United States	400,000	496,835
	CSX Corp., senior bond, 4.10%, 3/15/44	United States	150,000	183,459
e	DAE Funding LLC, senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	1,294,000	1,217,156
	FedEx Corp.,
	senior bond, 4.05%, 2/15/48	United States	150,000	154,352
	senior note, 3.80%, 5/15/25	United States	1,400,000	1,557,935
g	ICTSI Treasury BV, senior note, Reg S, 4.625%, 1/16/23	Philippines	1,200,000	1,244,718
e	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	1,700,000	2,265,590
e	Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	1,200,000	1,059,690
g,j	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	1,700,000	1,807,734
	United Parcel Service Inc., senior bond, 5.30%, 4/01/50	United States	1,300,000	1,865,342

				11,852,811

	Utilities 4.8%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	1,170,000	1,185,110
	[e] senior note, 144A, 5.125%, 3/15/28	United States	200,000	195,925
g	CGNPC International Ltd., senior note, Reg S, 3.75%, 12/11/27	China	300,000	330,569
	Clearway Energy Operating LLC, senior note, 5.75%, 10/15/25	United States	1,132,000	1,178,418
e	Colbun SA,
	senior note, 144A, 3.95%, 10/11/27	Chile	800,000	861,884
	senior note, 144A, 3.15%, 3/06/30	Chile	300,000	303,900

Semiannual Report	FSI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Corporate Bonds (continued)
	Utilities (continued)
	Dominion Energy Inc., senior note, 3.375%, 4/01/30	United States	1,300,000	$1,441,050
	Duke Energy Corp., senior note, 2.45%, 6/01/30	United States	400,000	422,354
e,h	EDF SA, junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	2,425,000	2,480,751
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	1,300,000	1,503,785
e	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	700,000	675,500
e	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,000,000	1,134,400
	Piedmont Natural Gas Co. Inc., senior bond, 3.35%, 6/01/50	United States	300,000	328,783
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	2,410,000	2,672,847
e	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	1,651,000	1,828,301
e	Talen Energy Supply LLC, senior secured note, 144A, 7.25%, 5/15/27	United States	1,300,000	1,295,697
e	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	1,051,000	1,137,844
	Virginia Electric and Power Co., senior bond, 6.35%, 11/30/37	United States	85,000	123,799

				19,100,917

	Total Corporate Bonds (Cost $176,493,968)			175,938,277

k,l	Senior Floating Rate Interests 5.2%

	Automobiles & Components 0.6%
	Adient US LLC,
	Initial Term Loans, 4.178%, (1-month USD LIBOR + 4.00%), 5/06/24	United States	865,800	835,930
	Initial Term Loans, 4.474%, (3-month USD LIBOR + 4.00%), 5/06/24	United States	292,500	282,409
	Thor Industries Inc., Initial USD Term Loans, 3.94%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,238,727	1,219,179

				2,337,518

	Capital Goods 0.1%
f	Alloy Finco Ltd., Term Loan B, PIK, 14.00%, 3/06/25	United States	162,595	70,729
	Altra Industrial Motion Corp., Term Loan, 2.178%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	272,770	260,496
aa	Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	192,010	161,048

				492,273

	Commercial & Professional Services 0.1%
	Prime Security Services Borrower, LLC,
	Term B-1 Facility, 4.25%, (1-month USD LIBOR + 3.25%), 9/12/26	United States	43,677	42,094
	Term B-1 Facility, 4.25%, (1-year USD LIBOR + 3.25%), 9/12/26	United States	40,193	38,736
	Term B-1 Facility, 4.25%, (3-month USD LIBOR + 3.25%), 9/12/26	United States	20,096	19,367
	Term B-1 Facility, 4.25%, (6-month USD LIBOR + 3.25%), 9/12/26	United States	20,096	19,367

FSI-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value
k,l	Senior Floating Rate Interests (continued)
	Commercial & Professional Services (continued)
	Harsco Corp., Term Loan B-2, 3.25%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	110,062	$108,136
	Pitney Bowes Inc., Incremental Tranche Term B Loans, 5.68%, (1-month USD LIBOR + 5.50%), 1/07/25	United States	227,125	191,921
m	Ventia Pty. Ltd., Term B Loans, 5.00%, (3-month USD LIBOR + 4.00%), 5/21/26	Australia	157,500	154,350

				573,971

	Consumer Durables & Apparel 0.0%†
	Playtika Holding Corp., Term B Loans, 7.072%, (3-month USD LIBOR + 6.00%), 12/10/24	United States	78,000	78,146

	Consumer Services 0.5%
	Aristocrat Technologies Inc., Term B-3 Loans, 2.859%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	775,372	739,511
	Caesars Resort Collection LLC,
	Term B Loans, 2.928%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	348,214	312,039
	[m,n] Term Loan, TBD, 6/19/25	United States	23,499	21,992
	Eldorado Resorts Inc., Initial Term Loan, 3.25%, (3-month USD LIBOR + 2.25%), 4/17/24	United States	176,290	175,602
	NASCAR Holdings Inc., Initial Term Loans, 2.93%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	598,411	576,269

				1,825,413

	Diversified Financials 0.2%
	Russell Investments U.S. Institutional Holdco Inc., Term Loan B, 3.822%, (3-month USD LIBOR + 2.75%), 6/01/23	United States	1,036,127	1,009,792

	Energy 0.2%
o	Fieldwood Energy LLC, Closing Date Loans, 6.25%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	2,507,941	509,947
	Utex Industries Inc.,
	Initial Term Loan (First Lien), 5.311%, (3-month USD LIBOR + 4.00%), 5/21/21	United States	514,307	147,863
	Second Lien Initial Term Loan, 8.561%, (3-month USD LIBOR + 7.25%), 5/20/22	United States	53,878	7,364

				665,174

	Food, Beverage & Tobacco 0.2%
	B&G Foods Inc., Tranche B-4 Term Loan, 2.678%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	289,479	286,494
	CSM Bakery Supplies LLC, 2nd Lien Term, 11.00%, (3-month USD LIBOR + 10.00%), 2/04/22	United States	478,111	390,856
	JBS USA Lux SA, New Term Loans, 3.072%, (3-month USD LIBOR + 2.00%), 5/01/26	United States	207,984	199,404

				876,754

	Health Care Equipment & Services 0.1%
	Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 3.25%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	596,977	591,008

Semiannual Report	FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

k,l	Senior Floating Rate Interests (continued)
	Household & Personal Products 0.6%
aa	FGI Operating Co. LLC (Freedom Group),
	[f] Term Loan, PIK, 12.00%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	851,786	$658,178
	Term Loan FILO, 9.50%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	1,616,351	1,615,501

				2,273,679

	Insurance 0.1%
	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Initial Term Loan, 2.928%, (1-month USD LIBOR + 2.75%), 5/10/25	United States	274,131	260,424

	Materials 0.2%
	Appvion Operations Inc., Term Loan, 7.00%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	272,000	266,560
	Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 2.058%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	233,140	224,299
	Mauser Packaging Solutions Holding Co., Initial Term Loan, 4.561%, (1-month USD LIBOR + 3.25%), 4/03/24	United States	149,614	135,102

				625,961

	Media & Entertainment 1.0%
	Charter Communications Operating LLC, Term A-2 Loan, 1.68%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	821,994	813,774
	CSC Holdings LLC, March 2017 Incremental Term Loans, 2.435%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	1,197,173	1,138,512
	Diamond Sports Group LLC, Term Loan, 3.43%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	451,700	369,830
	Gray Television Inc.,
	Term B-2 Loan, 2.423%, (1-month USD LIBOR + 2.25%), 2/07/24	United States	843,033	815,634
	Term C Loan, 2.673%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	536,353	520,262
	Mediacom Illinois LLC, Tranche N Term Loan, 1.86%, (1-week USD LIBOR + 1.75%), 2/15/24	United States	303,696	297,622

				3,955,634

	Pharmaceuticals, Biotechnology & Life Sciences 0.0%†
e	Research Technology Inc., Initial Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 2/04/27	United States	58,182	57,309

	Real Estate 0.0%†
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 2.928%, (1-month USD LIBOR + 2.75%), 8/21/25	United States	99,497	94,149

	Retailing 0.1%
o	General Nutrition Centers Inc., Tranche B-2 Term Loans, 9.50%, (2-month USD LIBOR + 8.75%), 3/04/21	United States	512,850	374,381
	Harbor Freight Tools USA Inc., Refinancing Loans, 3.25%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	198,979	192,064

				566,445

	Semiconductors & Semiconductor Equipment 0.3%
	ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 2.178%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	1,131,407	1,089,451

FSI-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount	*		Value

k,l	Senior Floating Rate Interests (continued)
	Software & Services 0.2%
m,n	Cardtronics USA Inc., Initial Term Loan, TBD, 6/29/27	United Kingdom	120,924			$119,714
	WEX Inc., Term B-3 Loan, 2.428%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	636,903			611,427

						731,141

	Telecommunication Services 0.3%
	Aventiv Technologies LLC,
	Initial Term Loan, 5.50%, (3-month USD LIBOR + 4.50%), 11/01/24	United States	246,835			206,146
	Second Lien Initial Loan, 9.25%, (3-month USD LIBOR + 8.25%), 11/01/25	United States	597,127			373,205
	Global Tel*Link Corp.,
	First Lien Term Loan, 4.428%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	394,735			344,283
	Second Lien Term Loan, 8.428%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	183,038			140,481

						1,064,115

	Transportation 0.2%
	Avis Budget Car Rental LLC, Tranche B Term, 2.43%, (1-month USD LIBOR + 2.25%), 8/06/27	United States	720,159			643,942
	JetBlue Airways Corporation, Term Loan, 6.25%, (3-month USD LIBOR + 5.25%), 6/16/24	United States	35,548			34,911

						678,853

	Utilities 0.2%
	EFS Cogen Holdings I LLC (Linden),
	Term B Advance, 4.25%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	261,216			253,706
	Term B Advance, 4.25%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	615,499			597,803

						851,509

	Total Senior Floating Rate Interests (Cost $24,844,980)					20,698,719

	Marketplace Loans (Cost $1,062,845) 0.2%
	Diversified Financials 0.2%
aa,p	Lending Club, 6.46% - 25.65%, 8/22/22 - 2/28/25	United States	1,104,592			964,121

	Foreign Government and Agency Securities 12.4%
e	The African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/29	Supranational[q]	1,600,000			1,582,872
e	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	2,900,000			2,400,611
g	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	2,400,000		EUR	2,487,828
e	Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational[q]	1,600,000			1,673,360
e	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	81,500,000		DOP	1,303,363
e	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	1,655,000			1,721,727

Semiannual Report	FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount	*		Value

	Foreign Government and Agency Securities (continued)
e	Government of Belarus International Bond,
	senior bond, 144A, 6.20%, 2/28/30.	Belarus	1,200,000			$1,150,584
	senior note, 144A, 7.625%, 6/29/27	Belarus	1,200,000			1,241,130
	Government of Colombia,
	senior bond, 3.875%, 4/25/27	Colombia	1,400,000			1,481,998
	senior bond, 9.85%, 6/28/27	Colombia	5,315,000,000		COP	1,787,653
	senior bond, 4.50%, 3/15/29	Colombia	500,000			550,060
	senior bond, 5.00%, 6/15/45	Colombia	1,900,000			2,140,910
e	Government of Gabon,
	144A, 6.375%, 12/12/24	Gabon	1,037,538			988,748
	senior note, 144A, 6.625%, 2/06/31	Gabon	1,600,000			1,433,546
	Government of Indonesia,
	[e] senior bond, 144A, 4.35%, 1/08/27.	Indonesia	900,000			1,001,835
	senior bond, FR64, 6.125%, 5/15/28	Indonesia	26,500,000,000		IDR	1,745,783
	senior bond, FR70, 8.375%, 3/15/24	Indonesia	19,648,000,000		IDR	1,468,604
e	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	2,700,000			2,439,990
e	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	1,800,000			2,292,343
	Government of Mexico,
	senior bond, M, 6.50%, 6/10/21	Mexico	293,000[r]		MXN	1,295,915
	senior note, 4.15%, 3/28/27	Mexico	3,200,000			3,430,000
	Government of Peru, senior bond, 6.55%, 3/14/37	Peru	1,000,000			1,525,555
	Government of Russia,
	[g] Reg S, 4.75%, 5/27/26	Russia	1,200,000			1,369,502
	[e] senior note, 144A, 4.875%, 9/16/23	Russia	800,000			889,500
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	36,100,000		ZAR	1,712,765
e	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	200,000			208,901
	144A, 7.75%, 9/01/23	Ukraine	369,000			387,975
	144A, 7.75%, 9/01/24	Ukraine	369,000			386,048
	[a,s] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	978,000			908,051
	senior bond, 144A, 7.375%, 9/25/32	Ukraine	500,000			503,868
	Government of Uruguay,
	senior bond, 4.375%, 1/23/31	Uruguay	800,000			937,260
	[t] senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	5,036,655		UYU	126,470
	[t] senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	84,059,266		UYU	2,001,356
e	Indonesia Government International Bond, senior note, 144A, 3.85%, 7/18/27	Indonesia	2,200,000			2,387,458
e	Panama Notas del Tesoro, senior note, 144A, 3.75%, 4/17/26	Panama	800,000			838,372

	Total Foreign Government and Agency Securities (Cost $51,874,540)					49,801,941

FSI-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	U.S. Government and Agency Securities 3.2%
	U.S. Treasury Bond, 7.875%, 2/15/21	United States	728,000		$762,907
	U.S. Treasury Note,
	1.50%, 11/30/21	United States	3,000,000		3,056,777
	[t]Index Linked, 0.125%, 7/15/24	United States	3,872,739		4,050,199
	[t]Index Linked, 0.375%, 7/15/25	United States	4,541,869		4,857,423

	Total U.S. Government and Agency Securities (Cost $12,130,746)				12,727,306

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 20.6%
	Banks 0.2%
u	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.807%, 7/10/38	United States	392,168		323,538
u	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	384,392		387,442
u	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.565%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	35,563		35,479

					746,459

	Diversified Financials 20.4%
e,v	AMMC CLO XI Ltd., 2012-11A, BR2, 144A, FRN, 2.36%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	350,000		332,473
e,v	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	1,455,000		1,414,803
e,u	ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 2.919%, 1/15/32	United States	500,000		486,026
e,u	ARES LII CLO Ltd., 2019-52A, A2, 144A, FRN, 2.748%, 4/22/31	United States	250,000		245,236
e,u	BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 3.285%, 10/20/30	United States	700,000		649,617
e,u	BlueMountain CLO Ltd.,
	2012-2A, BR2, 144A, FRN, 1.827%, 11/20/28	United States	510,000		487,367
	2012-2A, CR2, 144A, FRN, 2.377%, 11/20/28	United States	270,000		253,574
	2018-1A, D, 144A, FRN, 3.81%, 7/30/30	United States	1,000,000		873,371
e,u	Bluemountain Fuji Eur CLO V DAC, 5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	1,900,000	EUR	2,073,866
e,u	BlueMountain Fuji Eur CLO V DAC, 5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	600,000	EUR	647,373
e	BRAVO Residential Funding Trust,
	2019-1, A1C, 144A, 3.50%, 3/25/58	United States	782,519		808,620
	[u]2019-2, A3, 144A, FRN, 3.50%, 10/25/44	United States	922,424		969,776
e,u	Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 2.635%, 10/20/29	United States	460,000		443,782
e,u	Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 3.319%, 10/15/31.	United States	1,408,860		1,348,736
e,v	Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 4.119%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	300,000		257,322
e,u	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 3.419%, 10/15/31	United States	1,213,000		1,116,654
e,v	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.085%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	1,253,000		1,248,059
e,u	CIM Trust,
	2019-INV1, A1, 144A, FRN, 3.845%, 2/25/49	United States	930,220		961,163
	2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	1,336,203		1,381,531

Semiannual Report	FSI-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
u	Citibank Credit Card Issuance Trust, 2017-A7, A7, FRN, 0.545%, 8/08/24	United States	1,494,000	$1,500,793
e,u	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 2.735%, 10/20/28	United States	270,000	263,073
e,u	Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
	2019-51, PT, 144A, FRN, 13.176%, 1/15/45	United States	889,554	741,353
	2019-52, PT, 144A, FRN, 13.61%, 1/15/45	United States	930,846	785,772
	2019-S8, PT, 144A, FRN, 7.955%, 1/15/45	United States	666,198	553,860
	2020-2, PT, 144A, FRN, 13.87%, 3/15/45	United States	907,272	773,108
	2020-7, PT, 144A, FRN, 14.48%, 4/17/45	United States	547,371	472,981
e,u	Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 3.219%, 7/15/30	United States	863,000	818,102
e,v	Dryden 55 CLO Ltd., 2018-55A, D, 144A, FRN, 4.069%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	300,000	265,058
e,u	Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 3.319%, 7/15/30	United States	315,610	302,459
	FHLMC Structured Agency Credit Risk Debt Notes,
	[v] 2013-DN2, M2, FRN, 4.435%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	1,581,221	1,284,192
	[v] 2014-DN1, M2, FRN, 2.385%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	380,272	381,574
	[v] 2014-DN2, M3, FRN, 3.785%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	2,290,000	2,039,950
	[v] 2014-DN3, M3, FRN, 4.185%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	136,225	139,350
	[v] 2014-DN4, M3, FRN, 4.735%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	999,309	1,027,105
	[v] 2014-HQ1, M3, FRN, 4.285%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	233,594	237,586
	[v] 2014-HQ2, M2, FRN, 2.385%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	293,488	296,393
	[v] 2014-HQ3, M3, FRN, 4.935%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	456,423	471,002
	[v] 2015-DNA1, M3, FRN, 3.485%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	250,000	255,949
	[v] 2015-DNA3, M3, FRN, 4.885%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	1,819,000	1,909,844
	[v] 2015-HQ1, M3, FRN, 3.985%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	399,927	407,200
	[v] 2015-HQA1, M3, FRN, 4.885%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	1,492,671	1,555,122
	[v] 2016-DNA2, M3, FRN, 4.835%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	1,266,774	1,330,054
	[u] 2017-DNA1, M2, FRN, 3.435%, 7/25/29	United States	990,000	1,007,733
	[u] 2017-DNA2, M2, FRN, 3.635%, 10/25/29	United States	1,340,000	1,371,652
	[v] 2017-DNA3, M2, FRN, 2.685%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	2,920,000	2,961,351
	[u] 2017-HQA1, M2, FRN, 3.735%, 8/25/29	United States	1,022,463	1,048,093
	[u] 2017-HQA2, M2, FRN, 2.835%, 12/25/29	United States	245,443	245,285

FSI-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
	FNMA Connecticut Avenue Securities,
	[v] 2013-C01, M2, FRN, 5.435%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	272,267	$249,438
	[v] 2014-C01, M2, FRN, 4.585%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	429,521	384,216
	[v] 2014-C02, 1M2, FRN, 2.785%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,186,370	1,047,868
	[v] 2014-C02, 2M2, FRN, 2.785%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	570,859	508,500
	[v] 2014-C03, 1M2, FRN, 3.185%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	2,375,501	2,101,246
	[v] 2014-C03, 2M2, FRN, 3.085%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	110,707	102,451
	[v] 2015-C01, 1M2, FRN, 4.485%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	710,113	721,856
	[v] 2015-C01, 2M2, FRN, 4.735%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	498,720	501,998
	[v] 2015-C02, 1M2, FRN, 4.185%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	1,579,840	1,608,524
	[v] 2015-C02, 2M2, FRN, 4.185%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	626,895	637,418
	[v] 2015-C03, 1M2, FRN, 5.185%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,328,457	2,396,308
	[v] 2015-C03, 2M2, FRN, 5.185%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	930,116	957,071
	[u] 2016-C02, 1M2, FRN, 6.185%, 9/25/28	United States	611,895	639,286
	[u] 2016-C04, 1M2, FRN, 4.435%, 1/25/29	United States	1,310,808	1,367,990
	[u] 2016-C05, 2M2, FRN, 4.635%, 1/25/29	United States	1,180,230	1,215,686
	[u] 2016-C06, 1M2, FRN, 4.435%, 4/25/29	United States	408,374	430,236
	[u] 2016-C07, 2M2, FRN, 4.535%, 5/25/29	United States	776,023	809,565
	[v] 2017-C01, 1M2, FRN, 3.735%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	1,630,277	1,671,600
	[u] 2017-C03, 1M2, FRN, 3.185%, 10/25/29	United States	2,720,000	2,761,566
	[u] 2017-C03, 2M2, FRN, 3.035%, 11/25/29	United States	602,760	597,786
	[u] 2017-C05, 1M2, FRN, 2.385%, 1/25/30	United States	1,871,060	1,848,479
e,v	Galaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, 3.169%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	250,000	233,532
e,v	Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 2.186%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	400,000	382,912
e,v	LCM 26 Ltd., 26A, B, 144A, FRN, 2.535%, (3-month USD LIBOR + 1.40%), 1/20/31	United States	250,000	232,229
e,u	LCM XVI LP, 2016A, BR2, 144A, FRN, 2.969%, 10/15/31	United States	351,320	331,219
e,u	LCM XVII LP,
	2017A, BRR, 144A, FRN, 2.819%, 10/15/31	United States	350,000	326,133
	2017A, CRR, 144A, FRN, 3.319%, 10/15/31	United States	320,000	302,355

Semiannual Report	FSI-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e,v	LCM XVIII LP, 2018A, DR, 144A, FRN, 3.935%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	770,000		$643,538
e,u	Madison Park Euro Funding VIII DAC, 8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	400,000	EUR	434,465
e,u	Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	1,000,000	EUR	1,112,975
e,v	Madison Park Funding XXIII Ltd., 2017-23A, B, 144A, FRN, 2.691%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	400,000		391,551
e,u	Mill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	1,423,832		1,515,161
v	MortgageIT Trust, 2004-1, A2, FRN, 1.085%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	102,475		101,309
e,u	Mountain View Funding CLO XIV Ltd., 2019-1A, C, 144A, FRN, 4.119%, 4/15/29	United States	500,000		494,009
e,v	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 1.91%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	2,182,000		2,086,762
e,u	Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 2.82%, 10/24/30	United States	250,000		243,658
e,v	Octagon Investment Partners 36 Ltd., 2018-1A, A1, 144A, FRN, 2.189%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	500,000		487,213
e,v	Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 3.841%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	400,000		352,427
e,u	Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 4.085%, 7/20/30	United States	1,000,000		886,795
e,v	Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 4.135%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	400,000		356,262
e,v	Octagon Investment Partners XXIII Ltd., 2015-1A, BR, 144A, FRN, 2.419%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	400,000		383,985
v	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.495%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	106,516		106,144
e,u	Prosper Pass-Thru Trust III,
	2020-PT1, A, 144A, FRN, 8.796%, 3/15/26	United States	594,499		583,696
	2020-PT2, A, 144A, FRN, 9.444%, 4/15/26	United States	631,131		625,756
	2020-PT3, A, 144A, FRN, 7.183%, 5/15/26	United States	173,509		179,787
e,u	Provident Funding Mortgage Trust,
	2019-1, A2, 144A, FRN, 3.00%, 12/25/49	United States	859,166		912,455
	2020-1, A3, 144A, FRN, 3.00%, 2/25/50	United States	921,757		943,262
e,u	Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 3.419%, 1/15/31	United States	1,300,000		1,114,423
v	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.673%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	116,548		114,619
u	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.647%, 4/25/45	United States	80,436		76,613
e,u	Upgrade Master Pass-Thru Trust, 2019-PT2, A, 144A, FRN, 7.727%, 2/15/26	United States	513,336		490,176

FSI-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*	Value

	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
e	Voya CLO Ltd.,
	[v]2013-2A, BR, 144A, FRN, 2.841%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	780,000	$723,794
	[v]2014-1A, CR2, 144A, FRN, 3.935%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	1,000,000	878,162
	[u]2015-2A, BR, 144A, FRN, 2.543%, 7/23/27	United States	820,000	797,981

				81,849,789

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $88,322,543)			82,596,248

	Mortgage-Backed Securities 7.7%
w	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 3.848%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	5,359	5,383

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.1%
	FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	181,865	208,161
	FHLMC Gold 30 Year, 5.50%, 3/01/33 - 1/01/35	United States	109,112	122,682
	FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	80,364	91,728
	FHLMC Gold 30 Year, 6.50%, 11/01/27 - 7/01/32	United States	14,542	16,254
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	3,804	4,081
	FHLMC Gold 30 Year, 7.50%, 8/01/30	United States	161	193

				443,099

w	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 4.042%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	58,079	59,738

	Federal National Mortgage Association (FNMA) Fixed Rate 7.5%
	FNMA 15 Year, 2.50%, 7/01/22	United States	4,967	5,206
x	FNMA 30 Year, 2.50%, 7/01/50	United States	4,000,000	4,168,594
	FNMA 30 Year, 3.00%, 9/01/48	United States	2,940,583	3,112,446
	FNMA 30 Year, 3.00%, 11/01/48	United States	1,099,909	1,165,078
x	FNMA 30 Year, 3.00%, 6/01/50	United States	16,019,000	16,867,506
	FNMA 30 Year, 4.50%, 5/01/48	United States	4,123,196	4,514,182
	FNMA 30 Year, 5.00%, 4/01/30	United States	36,269	40,694
	FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	99,561	114,968

				29,988,674

	Government National Mortgage Association (GNMA) Fixed Rate 0.1%
	GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	158,805	181,588
	GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	12,825	12,958
	GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,089	1,292
	GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	41,826	47,383
	GNMA II SF 30 Year, 6.00%, 11/20/34	United States	58,354	67,756
	GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	28,377	33,190

Semiannual Report	FSI-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

	Country/ Organization	Principal Amount*	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	7,934	$9,244

			353,411

Total Mortgage-Backed Securities (Cost $30,173,094)			30,850,305

Municipal Bonds 3.0%
Broward County Airport System Revenue, Refunding, Series C, 3.477%, 10/01/43	United States	310,000	310,175
California Health Facilities Financing Authority Revenue,
Senior, No Place Like Home Program, 2.934%, 6/01/32	United States	295,000	306,411
Senior, No Place Like Home Program, 2.984%, 6/01/33	United States	250,000	259,360
Senior, No Place Like Home Program, 3.034%, 6/01/34	United States	190,000	196,853
City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	580,000	753,327
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, 4.094%, 1/15/49	United States	150,000	154,263
Gilroy USD, GO, Santa Clara County, Refunding, 3.364%, 8/01/47	United States	630,000	647,457
Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	715,000	721,864
Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior Series B, 2.585%, 7/01/28	United States	115,000	122,176
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Subordinated, Refunding, Series B, 3.395%, 10/15/40	United States	285,000	291,147
Metro Wastewater Reclamation District Sewer Revenue, Refunding, Series B, 3.158%, 4/01/41	United States	475,000	498,550
Metropolitan St. Louis Sewer District Wastewater System Revenue, Refunding, Series C, 3.259%, 5/01/45	United States	1,375,000	1,416,910
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B, 4.131%, 6/15/42	United States	345,000	322,199
New York State Dormitory Authority Revenues, Non State Supported Debt, State University of New York Dormitory Facilities, Series B, 3.142%, 7/01/43	United States	305,000	315,175
Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	190,000	201,001
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series B, 3.168%, 11/15/38	United States	380,000	410,632
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	330,000	371,209
Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	955,000	1,002,951
Salt Lake City Sales and Excise Tax Revenue, Refunding, Series B, 3.102%, 4/01/38	United States	270,000	274,844
San Bernardino Community College District GO, San Bernadino and Riverside Counties, Election of 2018, Series A-1, 3.271%, 8/01/39	United States	210,000	228,890
San Diego County Regional Transportation Commission Sales Tax Revenue, Limited Tax, Refunding, Series A, 3.248%, 4/01/48	United States	230,000	245,297
San Francisco City and County Public Utilities Commission Water Revenue, Green Bonds, Refunding, Sub-Series A, 3.473%, 11/01/43	United States	230,000	246,503

FSI-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

		Country/ Organization	Principal Amount*		Value

	Municipal Bonds (continued)
	San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	440,000		$486,182
	Texas State GO, Transportation Commission, Highway Improvement, Refunding, 3.211%, 4/01/44	United States	575,000		610,098
	Texas State University System Financing Revenue,
	Refunding, Series B, 2.938%, 3/15/33	United States	225,000		232,646
	Refunding, Serise B, 3.289%, 3/15/40	United States	190,000		195,624
	University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Refunding, Series C, 3.005%, 9/15/41	United States	535,000		573,541
	Utah Transit Authority Sales Tax Revenue, Refunding, Series B, 3.443%, 12/15/42	United States	380,000		394,459

	Total Municipal Bonds (Cost $11,262,373)				11,789,744

			Shares/ Units
	Escrows and Litigation Trusts 0.0%†
o	Mesquite Energy Inc., Escrow Account	United States	243,000		1,215
a,aa	Millennium Corporate Claim Trust, Escrow Account	United States	950,432		—
a,aa	Millennium Lender Claim Trust, Escrow Account	United States	950,432		—
a,aa,b	Remington Outdoor Co. Inc., Litigation Units	United States	7,021		—
a	Vistra Energy Corp., Escrow Account	United States	3,000,000		6,000

	Total Escrows and Litigation Trusts (Cost $325,648)				7,215

	Total Investments before Short Term Investments (Cost $412,216,181)				394,266,736

			Principal Amount	*
	Short Term Investments 3.7%

k,l	Senior Floating Rate Interests (Cost $53,393) 0.0%†
	Retailing 0.0%†
y	General Nutrition Centers Inc., 14.00%, (3-month USD LIBOR + 13.00%), 12/30/20	United States	59,184		60,072

	Total Investments before Money Market Funds (Cost $412,269,574)				394,326,808

			Shares
	Money Market Funds (Cost $14,480,530) 3.7%
d,z	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	14,480,530		14,480,530

	Total Investments (Cost $426,750,104) 102.2%				408,807,338
	Other Assets, less Liabilities (2.2)%				(8,656,727)

	Net Assets 100.0%				$400,150,611

Semiannual Report	FSI-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

bSee Note 9 regarding restricted securities.

cThe security is owned by FT Holdings Corporation III, a wholly-owned subsidiary of the Fund. See Note 1(f).

dSee Note 3(e) regarding investments in affiliated management investment companies.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $140,960,840, representing 35.2% of net assets.

fIncome may be received in additional securities and/or cash.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $11,485,514, representing 2.9% of net assets.

hPerpetual security with no stated maturity date.

iSecurity purchased on a when-issued basis. See Note 1(c).

jSee Note 1(e) regarding loan participation notes.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(h) regarding senior floating rate interests.

mSecurity purchased on a delayed delivery basis. See Note 1(c).

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oSee Note 7 regarding defaulted securities.

pSee Note 1(i) regarding Marketplace lending.

qA supranational organization is an entity formed by two or more central governments through international treaties.

rPrincipal amount is stated in 100 Mexican Peso Units.

sThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.

tPrincipal amount of security is adjusted for inflation. See Note 1(k).

uAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

vThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

wAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

xSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

ySee Note 10 regarding unfunded loan commitments.

zThe rate shown is the annualized seven-day effective yield at period end.

FSI-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 3 Yr. Bond	Long	114	$9,207,922	9/15/20	$ 2,440
Australian 10 Yr. Bond	Long	66	6,775,822	9/15/20	69,527
Canada 10 Yr. Bond	Long	54	6,118,581	9/21/20	15,531
Euro-OAT	Long	86	16,197,069	9/08/20	267,467
U.S. Treasury 5 Yr. Note	Long	100	12,574,219	9/30/20	26,435
U.S. Treasury 10 Yr. Note	Long	165	22,963,359	9/21/20	92,352

Total Futures Contracts					$473,752

*As of period end.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Turkish Lira	JPHQ	Buy	5,800,000	$841,861	7/14/20	$1,261	$—
Canadian Dollar	JPHQ	Sell	3,500,000	2,506,113	7/15/20	—	(72,224)
Japanese Yen	CITI	Buy	558,485,200	5,200,000	7/16/20	—	(26,547)
Euro	JPHQ	Buy	2,381,059	2,585,580	7/23/20	90,816	—
Euro	JPHQ	Buy	3,207,561	3,634,809	7/23/20	—	(29,395)
Euro	JPHQ	Sell	5,588,621	6,217,843	7/23/20	—	(63,967)
Norwegian Krone	JPHQ	Buy	26,200,000	2,896,972	7/23/20	—	(174,025)
Norwegian Krone	JPHQ	Sell	26,200,000	2,570,644	7/23/20	—	(152,304)
Australian Dollar	JPHQ	Sell	8,610,000	5,408,205	7/27/20	—	(534,431)
Mexican Peso	JPHQ	Sell	400,000	16,136	7/27/20	—	(1,206)
Canadian Dollar	JPHQ	Sell	2,100,000	1,479,618	7/28/20	—	(67,469)
Euro	JPHQ	Buy	2,500,000	2,833,830	8/05/20	—	(22,894)
Euro	JPHQ	Sell	2,500,000	2,814,875	8/05/20	3,939	—
Australian Dollar	JPHQ	Sell	2,900,000	1,752,354	8/06/20	—	(249,327)
Australian Dollar	JPHQ	Sell	1,350,000	871,844	8/10/20	—	(59,982)
Japanese Yen	JPHQ	Buy	1,043,000,000	9,977,375	8/13/20	—	(312,217)
Japanese Yen	JPHQ	Sell	90,000,000	842,849	8/13/20	8,847	—
Singapore Dollar	JPHQ	Sell	11,700,000	8,390,254	8/13/20	—	(6,414)
South African Rand	JPHQ	Buy	19,600,000	1,057,288	8/17/20	65,817	—
Chinese Yuan Renminbi	JPHQ	Buy	18,050,000	2,586,219	8/21/20	—	(40,634)
Chinese Yuan Renminbi	JPHQ	Sell	18,050,000	2,563,702	8/21/20	18,116	—
Japanese Yen	JPHQ	Buy	430,000,000	4,113,632	9/14/20	—	(127,071)
Canadian Dollar	JPHQ	Sell	300,000	216,638	9/15/20	—	(4,391)
Euro	DBAB	Buy	650,000	737,022	9/15/20	—	(5,511)
Euro	DBAB	Sell	650,000	731,341	9/15/20	—	(170)
Euro	JPHQ	Buy	650,000	737,467	9/15/20	—	(5,957)

Semiannual Report	FSI-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	12,100,082	$13,611,383	9/15/20	$—	$(6,060)
Norwegian Krone	JPHQ	Buy	39,200,000	3,881,265	9/15/20	193,540	—
Norwegian Krone	JPHQ	Sell	39,200,000	3,843,137	9/15/20	—	(231,668)
Indonesian Rupiah	JPHQ	Sell	7,200,000,000	468,658	11/30/20	—	(12,985)

Total Forward Exchange Contracts						$382,336	$(2,206,849)

Net unrealized appreciation (depreciation)							$(1,824,513)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index
CDX.EM.31	1.00%	Quarterly		6/20/24	$4,230,000	$(122,442)	$(88,005)	$(34,437)	Investment Grade
CDX.EM.32	1.00%	Quarterly		12/20/24	3,766,500	(134,407)	(138,744)	4,337	Non- Investment Grade
CDX.NA.IG.33	1.00%	Quarterly		12/20/24	4,400,000	53,914	61,415	(7,501)	Investment Grade

Total Centrally Cleared Swap Contracts						$(202,935)	$(165,334)	$(37,601)

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
Ally Financial Inc	(5.00)%	Quarterly	JPHQ	12/20/24	$1,810,000	$(290,273)	$(302,696)	$12,423
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	1,500,000	(346)	9,709	(10,055)

Contracts to Sell Protection[c,d]

Single Name
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	1,500,000	(15,705)	(42,576)	26,871	BBB

Traded Index
[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	300,000	(25,680)	—	(25,680)	Investment Grade
[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	620,000	(63,234)	—	(63,234)	Non- Investment Grade

FSI-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Credit Default Swap Contracts (continued)

Description	Annual Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)
MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	$2,270,000	$(10,271)	$15,965	$(26,236)	Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	850,000	(353,802)	—	(353,802)	Non- Investment Grade
[e]MorganStanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	850,000	(296,266)	—	(296,266)	Non- Investment Grade

Total OTC Swap Contracts						$(1,055,577)	$(319,598)	$(735,979)

Total Credit Default Swap Contracts						$(1,258,512)	$(484,932)	$(773,580)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps. and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At June 30, 2020, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			464,800	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	400,000	EUR	$15,980
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			1,120,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	1,000,000	EUR	1,555

Total Cross Currency Swap Contracts						$17,535

Semiannual Report	FSI-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2020, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.943%	At maturity	1/15/29	$13,600,000	$(746,230)

Total Inflation Index Swap Contracts				$(746,230)

At June 30, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/20	$1,300,000	$(86,648)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 11 regarding other derivative information.

See Abbreviations on page FSI-56.

FSI-34	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin Strategic Income VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$401,197,429
Cost - Non-controlled affiliates (Note 3e)	25,552,675

Value - Unaffiliated issuers	$386,259,168
Value - Non-controlled affiliates (Note 3e)	22,548,170
Cash	6,264,935
Receivables:
Investment securities sold	2,058,553
Capital shares sold	120,417
Dividends and interest	3,438,260
Deposits with brokers for:
OTC derivative contracts	2,720,000
Futures contracts	1,015,215
Centrally cleared swap contracts	2,373,536
Variation margin on centrally cleared swap contracts	68,529
OTC swap contracts (upfront payments $38,802)	25,674
Unrealized appreciation on OTC forward exchange contracts	382,336
Unrealized appreciation on OTC swap contracts	56,829
Unrealized appreciation on unfunded loan commitments (Note 10)	16,008
FT Subsidiary deferred tax benefit (Note 1f)	137,222
Other assets	612

Total assets	427,485,464

Liabilities:
Payables:
Investment securities purchased	23,349,880
Capital shares redeemed	106,918
Management fees	198,860
Distribution fees	32,917
Trustees’ fees and expenses	145
Variation margin on futures contracts	36,693
OTC swap contracts (upfront receipts $425,743)	345,272
Unrealized depreciation on OTC forward exchange contracts	2,206,849
Unrealized depreciation on OTC swap contracts	861,921
Deferred tax	23,178
Accrued expenses and other liabilities	172,220

Total liabilities	27,334,853

Net assets, at value	$400,150,611

Net assets consist of:
Paid-in capital	$462,616,382
Total distributable earnings (losses)	(62,465,771)

Net assets, at value	$400,150,611

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Franklin Strategic Income VIP Fund

Class 1:
Net assets, at value	$259,057,000

Shares outstanding	25,691,546

Net asset value and maximum offering price per share	$10.08

Class 2:
Net assets, at value	$ 92,856,876

Shares outstanding	9,545,697

Net asset value and maximum offering price per share	$9.73

Class 4:
Net assets, at value	$ 48,236,735

Shares outstanding	4,816,459

Net asset value and maximum offering price per share	$10.01

FSI-36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin Strategic Income VIP Fund

Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$ 245,699
Interest:(net of foreign taxes)~
Unaffiliated issuers	7,918,259

Total investment income	8,163,958

Expenses:
Management fees (Note 3a)	1,272,884
Distribution fees: (Note 3c)
Class 2	114,671
Class 4	89,045
Custodian fees (Note 4)	5,724
Reports to shareholders	69,917
Professional fees	49,333
Trustees’ fees and expenses	1,329
Marketplace lending fees (Note 1i)	108
Other	46,905

Total expenses	1,649,916
Expense reductions (Note 4)	(7,559)
Expenses waived/paid by affiliates (Note 3e)	(40,441)

Net expenses	1,601,916

Net investment income	6,562,042

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,084,766)
Written options	(523,154)
Foreign currency transactions	(41,166)
Forward exchange contracts	(203,042)
Futures contracts	(1,146,064)
Swap contracts	(2,557,934)

Net realized gain (loss)	(8,556,126)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,253,355)
Non-controlled affiliates (Note 3e)	(1,197,278)
Translation of other assets and liabilities denominated in foreign currencies	(19,965)
Forward exchange contracts	(1,044,217)
Futures contracts	637,011
Swap contracts	(1,676,219)
Change in deferred taxes on unrealized appreciation	3,022

Net change in unrealized appreciation (depreciation)	(11,551,001)

Net realized and unrealized gain (loss)	(20,107,127)

Net increase (decrease) in net assets resulting from operations	$(13,545,085)

~Foreign taxes withheld on interest	$ 35,603

The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	FSI-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

for the six months ended June 30, 2020 (unaudited)

	Franklin Strategic Income VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 6,562,042	$17,904,759
Net realized gain (loss)	(8,556,126)	(907,193)
Net change in unrealized appreciation (depreciation)	(11,551,001)	18,715,962

Net increase (decrease) in net assets resulting from operations	(13,545,085)	35,713,528

Distributions to shareholders:
Class 1	(13,266,506)	(16,055,733)
Class 2	(4,661,916)	(4,608,498)
Class 4	(2,304,505)	(2,951,572)

Total distributions to shareholders	(20,232,927)	(23,615,803)

Capital share transactions: (Note 2)
Class 1	(4,445,733)	(25,284,669)
Class 2	5,529,772	3,227,556
Class 4	(2,005,542)	(7,826,645)

Total capital share transactions	(921,503)	(29,883,758)

Net increase (decrease) in net assets	(34,699,515)	(17,786,033)

Net assets:
Beginning of period	434,850,126	452,636,159

End of period	$400,150,611	$434,850,126

FSI-38	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2020, 77.3% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d. Derivative Financial Instruments (continued)

of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap).

For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. The Fund did not hold any interest rate swap contracts at period end.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to credit and other market risks of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to interest rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss. The Fund did not hold any option contracts at period end.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 11 regarding other derivative information.

e.  Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f.  Investments in FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2020, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At June 30, 2020, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss. This loss may be carried back to offset prior year capital gains, subject to carryback limitation rules. If there are no limitations, the carryback will result in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At June 30, 2020, the net assets of FT Subsidiary were $6,347,180, representing 1.6% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

g.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

h.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

i.  Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchase all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Consolidated Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

j.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

k.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, theTrust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	837,599	$9,025,672	671,682	$7,349,679
Shares issued in reinvestment of distributions	1,318,738	13,266,506	1,499,135	16,055,733
Shares redeemed	(2,581,967)	(26,737,911)	(4,454,817)	(48,690,081)

Net increase (decrease)	(425,630)	$(4,445,733)	(2,284,000)	$(25,284,669)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	1,476,226	$14,944,694	1,948,126	$20,598,257
Shares issued in reinvestment of distributions	480,115	4,661,916	445,266	4,608,498
Shares redeemed	(1,408,509)	(14,076,838)	(2,080,736)	(21,979,199)

Net increase (decrease)	547,832	$5,529,772	312,656	$3,227,556

Class 4 Shares:
Shares sold	259,830	$2,824,937	332,522	$3,653,954
Shares issued in reinvestment of distributions	230,681	2,304,505	277,403	2,951,572
Shares redeemed	(703,841)	(7,134,984)	(1,334,939)	(14,432,171)

Net increase (decrease)	(213,330)	$(2,005,542)	(725,014)	$(7,826,645)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $500 million
0.525%	Over $500 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $1.5 billion
0.435%	Over $1.5 billion, up to and including $6.5 billion
0.415%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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Franklin Strategic Income VIP Fund (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates

Franklin Floating Rate Income Fund	$9,264,918	$—	$—	$ —	$(1,197,278)	$8,067,640	1,118,951	$216,312

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	11,463,714	102,930,148	(99,913,332)	—	—	14,480,530	14,480,530	29,387

Total Affiliated Securities	$20,728,632	$102,930,148	$(99,913,332)	$ —	$(1,197,278)	$22,548,170		$245,699

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$271,803
Long term	44,135,035

Total capital loss carryforwards	$44,406,838[a]

aSubject to certain limitations under Internal Revenue Code Section 382.

Semiannual Report	FSI-47

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

5. Income Taxes (continued)

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$427,600,415

Unrealized appreciation	$12,448,801
Unrealized depreciation	(34,674,613)

Net unrealized appreciation (depreciation)	$(22,225,812)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums and swaps.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $239,526,193 and $253,945,343, respectively.

7.  Credit Risk and Defaulted Securities

At June 30, 2020, the Fund had 31.4% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At June 30, 2020, the aggregate value of these securities was $885,543, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

FSI-48	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

At June 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
18,684	[a] Appvion Operations Inc.	4/12/19	$252,711	$353,175
14,792,309	[b] K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	114,768	—
1,472,041	[b] K2016470219 South Africa Ltd., B	2/01/17	1,093	—
143,820	[c] Onsite Rental Group Operations Pty. Ltd.	5/20/20	—	—
262,519	[c] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10% 10/26/23	4/12/19	238,236	213,088
7,021	[d] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.1% of Net Assets)		$606,808	$566,263

aThe Fund also invests in unrestricted securities of the issuer, valued at $266,560 as of June 30, 2020.

bThe Fund also invests in unrestricted securities of the issuer, valued at $0 as of June 30, 2020.

cThe Fund also invests in unrestricted securities of the issuer, valued at $161,048 as of June 30, 2020.

dThe Fund also invests in unrestricted securities of the issuer, valued at $37,288 as of June 30, 2020.

10.  Unfunded Loan Commitments

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations. Funded portions of credit agreements are presented in the Consolidated Statement of Investments.

At June 30, 2020, unfunded commitments were as follows:

Borrower	Unfunded Commitment

General Nutrition Centers, Inc., DIP	$138,096

11.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$473,752	[a]	Variation margin on futures contracts	$—
	Unrealized appreciation on OTC swap contracts	17,535		Unrealized depreciation on OTC swap contracts	—

Semiannual Report	FSI-49

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

11. Other Derivative Information (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$382,336		Unrealized depreciation on OTC forward exchange contracts	$2,206,849
Credit contracts	Variation margin on centrally cleared swap contracts	4,337	[a]	Variation margin on centrally cleared swap contracts	41,938	[a]
	OTC swap contracts (upfront payments)	25,674		OTC swap contracts (upfront receipts)	345,272
	Unrealized appreciation on OTC swap contracts	39,294		Unrealized depreciation on OTC swap contracts	861,921
Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	746,230
Value recovery instruments	Investments in securities, at value	908,051	[b]

Totals		$1,850,979			$4,202,210

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Investments	$ (474,306)	[a]	Investments	$ —
	Written options	190,296		Written options	—
	Futures contracts	(1,146,064)		Futures contracts	637,011
	Swap contracts	158,151		Swap contracts	55,296
Foreign exchange contracts	Investments	86,372	[a]	Investments	—
	Forward exchange contracts	(203,042)		Forward exchange contracts	(1,044,217)
Credit contracts	Written options	(713,450)		Written options	—
	Swap contracts	(2,343,797)		Swap contracts	(985,285)
Inflation contracts	Swap contracts	(372,288)		Swap contracts	(746,230)
Value recovery instruments	Investments	—		Investments	(29,606)	[a]

Totals		$(4,818,128)			$(2,113,031)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

FSI-50	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

For the period ended June 30, 2020, the average month end notional amount of futures contracts, swap contracts and options, and the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Futures Contracts	$108,113,720
Swap contracts	$ 55,934,361
Forward exchange contracts	$ 90,676,322
VRI	$ 868,671
Options	$ 7,214,286

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$382,336	$2,206,849
Swap contracts	82,503	1,207,193

Total	$464,839	$3,414,042

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BZWS	36,580	(36,580)	—	—	—
CITI	33,500	(33,500)	—	—	—
DBAB	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	394,759	(394,759)	—	—	—
MSCO	—	—	—	—	—

Total	$464,839	$(464,839)	$ —	$ —	$ —

Semiannual Report	FSI-51

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

11.  Other Derivative Information (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)

Counterparty
BNDP	$ 25,680	$ —	$ —	$ (25,680)	$ —
BZWS	52,631	(36,580)	—	—	16,051
CITI	116,017	(33,500)	—	(82,517)	—
DBAB	5,681	—	—	—	5,681
GSCO	86,648	—	—	(70,000)	16,648
JPHQ	2,477,317	(394,759)	—	(1,850,000)	232,558
MSCO	650,068	—	—	(590,000)	60,068

Total	$3,414,042	$(464,839)	$ —	$(2,618,197)	$331,006

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page FSI-56.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

FSI-52	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$37,288	$—		$37,288
Consumer Services	—	—	41,832		41,832
Energy	39,587	—	190,677		230,264
Materials	67,822	—	353,175		420,997
Media & Entertainment	91,642	—	1,008		92,650
All Other Equity Investments	8,067,640	—	—	[c]	8,067,640
Convertible Bonds	—	2,189	—		2,189
Corporate Bonds:
Capital Goods	—	6,802,507	213,088		7,015,595
Retailing	—	810,569	1,763	[c]	812,332
All Other Corporate Bonds	—	168,110,350	—		168,110,350
Senior Floating Rate Interests:
Capital Goods	—	331,225	161,048		492,273
Household & Personal Products	—	—	2,273,679		2,273,679
All Other Senior Floating Rate Interests	—	17,932,767	—		17,932,767
Marketplace Loans	—	—	964,121		964,121
Foreign Government and Agency Securities	—	49,801,941	—		49,801,941
U.S. Government and Agency Securities	—	12,727,306	—		12,727,306
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	82,596,248	—		82,596,248
Mortgage-Backed Securities	—	30,850,305	—		30,850,305
Municipal Bonds	—	11,789,744	—		11,789,744
Escrows and Litigation Trusts	—	7,215	—	[c]	7,215
Short Term Investments	14,480,530	60,072	—		14,540,602

Total Investments in Securities	$22,747,221	$381,859,726	$4,200,391		$408,807,338

Other Financial Instruments:
Futures Contracts	$473,752	$—	$—		$473,752
Forward Exchange Contracts	—	382,336	—		382,336
Swap Contracts	—	61,166	—		61,166
Unfunded Loan Commitments	—	16,008	—		16,008

Total Other Financial Instruments	$473,752	$459,510	$—		$933,262

Semiannual Report	FSI-53

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

13.  Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$2,206,849	$—	$2,206,849
Swap Contracts	—	1,650,089	—	1,650,089

Total Other Financial Instruments	$—	$3,856,938	$—	$3,856,938

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Assets:
Investments in Securities:
Equity Investments:[d]
Commercial & Professional
Services	$ 46,610		$ —	$—	$ —	$(37,288)	$ —	$—	$ (9,322)	$ —		$ —
Consumer Services	41,832		—	—	—	—	—	—	—	41,832		—
Energy	2,073[e]		—	—	182,716	—	—	—	5,888	190,677		5,888
Materials	254,512		—	—	—	—	—	—	98,663	353,175		98,663
Media & Entertainment	2,040		—	—	—	—	—	—	(1,032)	1,008		(1,032)
Retailing	11,614		—	—	—	—	—	—	(11,614)	—	[e]	(11,614)
Corporate Bonds:
Capital Goods	—		—	—	219,039	—	—	—	(5,951)	213,088		(5,951)
Retailing	2,769		196	—	—	—	(69,796)	—	68,594	1,763[e]		68,594
Senior Floating Rate Interests:
Capital Goods	—		—	—	161,048	—	—	—	—	161,048		—
Household & Personal Products	2,416,190		—	—	—	—	8,318	—	(150,829)	2,273,679		(150,829)
Marketplace Loans	—		1,149,952	—	—	—	—	—	(185,831)	964,121		(185,831)
Escrows and Litigation Trusts	—	[e]	—	—	—	—	—	—	—	—	[e]	—

Total Investments in Securities	$2,777,640		$1,150,148	$—	$562,803	$(37,288)	$(61,478)	$—	$(191,434)	$4,200,391		$(182,112)

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities or as a result of the unreliability of the foreign exchange rate and other significant observable valuation inputs.

bTransferred out Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common stocks as well as other equity interests.

eIncludes securities determined to have no value.

FSI-54	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/ Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
Assets:
Investments in Securities:
Senior Floating Rate Interests
Household & Personal Products	$2,273,679	Discounted cash flow	Discount rate	9.7% - 30.3% (15.7%)	Decrease[c]

			Free cash flow	$1.0 - $1.8 mil ($1.6 mil)	Increase[d]
Marketplace Loans – Lending Club	964,121	Discounted cash flow	Loss-Adjusted Discount rate	8.7%	Decrease[c]

			Projected Loss rate	21.1%	Decrease[c]
All other Investments[e]	962,591[f]
Total	$4,200,391

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at June 30, 2020.

14.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

Semiannual Report	FSI-55

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income VIP Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	COP	Colombian Peso	ARM	Adjustable Rate Mortgage

BZWS	Barclays Bank PLC	DOP	Dominican Peso	CLO	Collateralized Loan Obligation

CITI	Citigroup, Inc.	EUR	Euro	CMT	1 year Constant Maturity Treasury Index

DBAB	Deutsche Bank AG	IDR	Indonesian Rupiah	FHLMC	Federal Home Loan Mortgage Corp.

GSCO	The Goldman Sachs Group, Inc.	MXN	Mexican Peso	FNMA	Federal National Mortgage Association

JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	FRN	Floating Rate Note

MSCO	Morgan Stanley	UYU	Uruguayan peso	GDP	Gross Domestic Product

		ZAR	South Africanr and	GNMA	Government National Mortgage Association

				GO	General Obligation

				LIBOR	London InterBank Offered Rate

				MBS	Mortgage-Backed Security

				OAT	Obligation Assumable by the Treasurer

				PIK	Payment-In-Kind

				RDA	Redevelopment Agency/Authority

				SF	Single Family

				T-Note	Treasury Note

				USD	United School District

Index Abbreviation
CDX.EM.Series number	CDX Emerging Markets Index
MCDX.NA.Series number	MCDX North America Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index

FSI-56	Semiannual Report

Franklin U.S. Government Securities VIP Fund

This semiannual report for Franklin U.S. Government Securities VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a +3.49% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	FUS-1

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government -Intermediate Index, posted a +5.75% total return.1 The Fund’s secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, posted a +5.98% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the six-month period despite significant economic disruption in the wake of the novel coronavirus (COVID-19) pandemic. In

Portfolio Composition

Based on Total Net Assets as of 6/30/20

late February 2020, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite. During the last quarter of the reporting period, however, as generally slowing infection rates and phased business reopenings by states drove hopes for an economic rebound, corporate bond valuations advanced significantly. Nevertheless, an increase in infection rates toward period-end prompted concern among investors, hindering lower-rated bonds.

The U.S. Federal Reserve (Fed) enacted two emergency rate cuts in response to the COVID-19 pandemic in March 2020, lowering the federal funds target rate to a range of 0.00%–0.25%. In addition, the Fed announced unlimited, open-ended purchasing of government-backed and corporate bonds to help keep markets functioning, significantly expanding its balance sheet.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market higher despite the widening U.S. federal budget deficit and the massive increase in issuance. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, also posted positive returns, aided by declining Treasury rates and the Fed’s decision to purchase agency MBS.

U.S. corporate bond performance varied significantly based on credit rating, as investors became concerned about the

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries. See.www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FUS-2	Semiannual Report

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

pandemic-related economic disruption and the potential credit downgrades of many companies. Investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, rebounded significantly after mid-March 2020 to post positive overall returns for the reporting period. In contrast, high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, declined due to investor concerns about a potential increase in credit defaults.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

From a perspective of excess returns over Treasuries of similar duration as measured by Bloomberg Barclays indexes, most major fixed income sectors had negative excess returns during the period. Within the agency mortgage pass-through sector, Ginnie Mae (GNMA) MBS were the best performers and outperformed similar duration U.S. Treasuries. Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS lagged with negative excess returns. For the GNMA coupon stack, GNMA II 2.5% and 5.0% were the best performers, while GNMA I 3.0% and 3.5% coupons lagged.

The Fund maintains a consistent and disciplined approach to our investment strategy. The Fund’s investment process and strategy have not changed, and the team continues to look for strong cash flow fundamentals and valuations seeking to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasizes agency pass-throughs and invests in other agency securities for diversification purposes.

The portfolio’s largest allocation remains in fixed-rate MBS and primarily in 30-year GNMA II securities. The Fund’s largest absolute allocation remained in 3.5% and 3.0% coupons. Over the period, we reduced our exposure to 4.0% coupons, while adding to 3.0% securities.

The Fund’s U.S. yield curve positioning detracted from performance, as did the Fund’s exposure to fixed-rate agency mortgage-backed securities, Treasury inflation-protected securities and U.S. Agency securities.

Thank you for your participation in Franklin U.S. Government Securities VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	FUS-3

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,034.90	$3.90	$1,021.03	$3.87	0.77%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

FUS-4	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin U.S. Government Securities VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.34	$12.07	$12.36	$12.51	$12.74	$13.00

Income from investment operations[a]:

Net investment income[b]	0.10	0.27	0.29	0.25	0.22	0.21

Net realized and unrealized gains (losses)	0.34	0.38	(0.22)	(0.04)	(0.10)	(0.12)

Total from investment operations	0.44	0.65	0.07	0.21	0.12	0.09

Less distributions from:

Net investment income	(0.47)	(0.38)	(0.36)	(0.36)	(0.35)	(0.35)

Net asset value, end of period	$12.31	$12.34	$12.07	$12.36	$12.51	$12.74

Total return[c]	3.58%	5.47%	0.60%	1.66%	0.90%	0.71%

Ratios to average net assets[d]

Expenses[e]	0.52%	0.51%	0.50%	0.50%	0.50%	0.50%

Net investment income	1.62%	2.23%	2.38%	2.00%	1.75%	1.64%

Supplemental data

Net assets, end of period (000’s)	$55,320	$54,104	$59,213	$66,404	$73,695	$79,620

Portfolio turnover rate	18.02%	24.16%	22.25%	80.49%	86.28%	61.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance

Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.05	$11.79	$12.09	$12.24	$12.47	$12.73

Income from investment operations[a]:

Net investment income[b]	0.08	0.24	0.25	0.21	0.19	0.18

Net realized and unrealized gains (losses)	0.34	0.37	(0.22)	(0.04)	(0.10)	(0.12)

Total from investment operations	0.42	0.61	0.03	0.17	0.09	0.06

Less distributions from:

Net investment income	(0.43)	(0.35)	(0.33)	(0.32)	(0.32)	(0.32)

Net asset value, end of period	$12.04	$12.05	$11.79	$12.09	$12.24	$12.47

Total return[c]	3.49%	5.23%	0.34%	1.34%	0.66%	0.47%

Ratios to average net assets[d]

Expenses[e]	0.77%	0.76%	0.75%	0.75%	0.75%	0.75%

Net investment income	1.37%	1.98%	2.13%	1.75%	1.50%	1.39%

Supplemental data

Net assets, end of period (000’s)	$765,235	$771,866	$1,105,627	$1,223,491	$1,268,963	$1,311,974

Portfolio turnover rate	18.02%	24.16%	22.25%	80.49%	86.28%	61.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

FUS-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin U.S. Government Securities VIP Fund

	Principal Amount	Value

Mortgage-Backed Securities 75.1%

[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 1.0%
FHLMC, 2.66% - 3.682%, (12-month USD LIBOR +/- MBS Margin), 3/01/36 - 5/01/38	$3,737,547	$3,912,533
FHLMC, 3.741%, (US 1 Year CMT T-Note +/- MBS Margin), 5/01/37	193,516	195,814
FHLMC, 3.744%, (12-month USD LIBOR +/- MBS Margin), 4/01/40	4,227,239	4,469,307

		8,577,654

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 8.3%
FHLMC 30 Year, 2.50%, 6/01/50	14,961,528	15,601,956
FHLMC 30 Year, 3.50%, 12/01/47	5,271,896	5,571,627
FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	561,023	593,188
FHLMC Gold 30 Year, 3.00%, 5/01/43	354,550	380,006
FHLMC Gold 30 Year, 3.00%, 6/01/46	27,169,465	28,806,477
FHLMC Gold 30 Year, 3.50%, 3/01/32 - 5/01/43	2,569,592	2,752,458
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 12/01/41	5,174,720	5,658,979
FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	1,531,038	1,694,595
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	3,859,169	4,430,030
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	831,980	955,072
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	579,198	656,918
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	260,853	292,938
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 9/01/31	85,768	95,180
FHLMC Gold 30 Year, 7.50%, 12/01/22	209	209
FHLMC Gold 30 Year, 8.00%, 9/01/21 - 5/01/22	828	864
FHLMC Gold 30 Year, 8.50%, 7/01/31	160,726	187,859

		67,678,356

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 3.5%
FNMA, 2.411% - 3.583%, (12-month USD LIBOR +/- MBS Margin), 1/01/32 - 1/01/40	7,622,288	7,957,916
FNMA, 3.676%, (12-month USD LIBOR +/- MBS Margin), 9/01/37	9,064,702	9,591,435
FNMA, 2.422% - 4.168%, (6-month USD LIBOR +/- MBS Margin), 6/01/21 - 7/01/37	703,162	713,689
FNMA, 3.585% - 4.54%, (12-month USD LIBOR +/- MBS Margin), 12/01/32 - 4/01/41	2,878,606	3,009,867
FNMA, 2.50% - 5.109%, (US 1 Year CMT T-Note +/- MBS Margin), 6/01/21 - 10/01/44	6,888,438	7,132,417
FNMA, 1.99% - 5.319%, (11th District COF +/- MBS Margin), 6/01/25 - 6/01/38	101,387	101,806

		28,507,130

Federal National Mortgage Association (FNMA) Fixed Rate 12.6%
FNMA 15 Year, 2.64%, 7/01/25	2,416,709	2,600,914
FNMA 15 Year, 2.77%, 4/01/25	3,500,000	3,785,067
FNMA 15 Year, 3.14%, 10/01/25	3,959,404	4,315,130
FNMA 15 Year, 3.28%, 7/01/27	4,000,000	4,470,367
FNMA 15 Year, 3.51%, 8/01/23	3,000,000	3,220,602
FNMA 15 Year, 5.50%, 1/01/25	394,721	415,574
FNMA 30 Year, 3.00%, 12/01/42	153,675	164,490
FNMA 30 Year, 3.00%, 6/01/50	14,955,360	15,872,626
FNMA 30 Year, 3.50%, 7/01/45	24,672,134	26,435,450
FNMA 30 Year, 4.00%, 1/01/41 - 8/01/41	5,768,312	6,332,396
FNMA 30 Year, 4.00%, 10/01/47	8,229,547	8,784,827
FNMA 30 Year, 4.00%, 9/01/48	12,103,764	13,043,011
FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	5,184,675	5,789,241

Semiannual Report	FUS-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	$3,117,186	$3,579,521
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	1,430,257	1,622,463
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	1,614,597	1,844,792
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	200,604	226,411
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	7,132	7,379
FNMA 30 Year, 8.00%, 3/01/22 - 12/01/24	42,978	43,601
FNMA 30 Year, 8.50%, 5/01/21 - 6/01/21	38	38
FNMA 30 Year, 9.00%, 10/01/26	41,148	41,997
FNMA PL 30 Year, 5.50%, 4/01/34	818,099	896,270

		103,492,167

Government National Mortgage Association (GNMA) Fixed Rate 49.7%
GNMA I SF 30 Year, 3.00%, 7/15/42	365,652	392,857
GNMA I SF 30 Year, 4.00%, 10/15/40 - 7/15/46	7,473,305	8,176,731
GNMA I SF 30 Year, 4.00%, 7/15/46 - 8/15/46	253,220	273,529
GNMA I SF 30 Year, 4.50%, 1/15/39 - 5/15/40	7,138,445	8,045,219
GNMA I SF 30 Year, 4.50%, 5/15/40 - 6/15/41	3,627,607	4,063,165
GNMA I SF 30 Year, 5.00%, 6/15/30 - 10/15/39	6,576,997	7,469,128
GNMA I SF 30 Year, 5.00%, 10/15/39 - 3/15/40	6,160,541	7,042,102
GNMA I SF 30 Year, 5.00%, 3/15/40 - 9/15/40	3,251,814	3,710,945
GNMA I SF 30 Year, 5.50%, 12/15/28 - 10/15/39	4,036,132	4,622,335
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	1,899,313	2,195,325
GNMA I SF 30 Year, 6.50%, 6/15/23 - 9/15/38	995,274	1,125,984
GNMA I SF 30 Year, 7.00%, 9/15/22 - 1/15/32	183,412	191,292
GNMA I SF 30 Year, 7.50%, 2/15/22 - 8/15/33	263,038	302,111
GNMA I SF 30 Year, 8.00%, 12/15/21 - 7/15/23	40,840	41,799
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	21,037	21,417
GNMA I SF 30 Year, 9.50%, 9/15/20 - 12/15/20	830	831
GNMA I SF 30 Year, 10.00%, 8/15/21	138	138
GNMA II SF 30 Year, 2.50%, 6/02/50	40,000,000	42,155,758
GNMA II SF 30 Year, 3.00%, 12/20/42 - 2/20/45	1,694,323	1,812,690
GNMA II SF 30 Year, 3.00%, 9/20/45	7,030,890	7,502,371
GNMA II SF 30 Year, 3.00%, 4/20/46	19,507,843	20,770,247
GNMA II SF 30 Year, 3.00%, 10/20/47	8,520,876	9,043,745
GNMA II SF 30 Year, 3.00%, 2/20/50	13,132,253	13,938,022
GNMA II SF 30 Year, 3.00%, 5/20/50	21,954,034	23,301,091
GNMA II SF 30 Year, 3.50%, 12/20/40 - 8/20/43	1,800,710	1,956,395
GNMA II SF 30 Year, 3.50%, 8/20/42	5,042,688	5,485,915
GNMA II SF 30 Year, 3.50%, 9/20/42	14,771,329	16,069,692
GNMA II SF 30 Year, 3.50%, 10/20/42	4,513,453	4,910,181
GNMA II SF 30 Year, 3.50%, 11/20/42	8,908,721	9,691,789
GNMA II SF 30 Year, 3.50%, 12/20/42	6,778,350	7,374,170
GNMA II SF 30 Year, 3.50%, 1/20/43	11,469,036	12,477,170
GNMA II SF 30 Year, 3.50%, 3/20/43	4,035,464	4,390,193
GNMA II SF 30 Year, 3.50%, 4/20/43	5,045,535	5,489,063
GNMA II SF 30 Year, 3.50%, 5/20/43	9,350,947	10,184,478
GNMA II SF 30 Year, 3.50%, 6/20/43	4,278,375	4,652,826

FUS-8	Semiannual Report |

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 3.50%, 9/20/47	$60,140,456	$64,041,628
GNMA II SF 30 Year, 3.50%, 10/20/47	4,951,319	5,270,042
GNMA II SF 30 Year, 3.50%, 11/20/47	15,654,533	16,664,048
GNMA II SF 30 Year, 4.00%, 11/20/39 - 3/20/41	6,944,904	7,660,408
GNMA II SF 30 Year, 4.00%, 7/20/41 - 2/20/44	3,981,348	4,386,911
GNMA II SF 30 Year, 4.00%, 11/20/41	4,851,260	5,351,951
GNMA II SF 30 Year, 4.00%, 12/20/49	15,844,034	16,809,113
GNMA II SF 30 Year, 4.50%, 10/20/39 - 6/20/41	7,344,104	8,078,621
GNMA II SF 30 Year, 4.50%, 7/20/41 - 2/20/44	7,417,825	8,191,662
GNMA II SF 30 Year, 4.50%, 9/20/41	3,857,711	4,237,730
GNMA II SF 30 Year, 4.50%, 10/20/44	2,001,833	2,194,927
GNMA II SF 30 Year, 5.00%, 9/20/33 - 10/20/42	6,278,655	7,094,889
GNMA II SF 30 Year, 5.00%, 6/20/44	1,952,380	2,204,885
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	3,275,237	3,775,634
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	2,093,547	2,419,974
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	324,591	374,982
GNMA II SF 30 Year, 7.00%, 5/20/32	6,189	7,383
GNMA II SF 30 Year, 7.50%, 9/20/22 - 11/20/26	41,800	46,092
GNMA II SF 30 Year, 8.00%, 8/20/26	3,276	3,783
GNMA II SF 30 Year, 9.50%, 4/20/25	1,534	1,538

		407,696,905

Total Mortgage-Backed Securities (Cost $598,871,800)		615,952,212

U.S. Government and Agency Securities 20.3%
DY9 Leasing LLC, secured bond, 2.372%, 3/19/27	2,129,891	2,233,883
FHLB, 2.625%, 9/12/25	10,000,000	11,057,192
Israel Government Agency for International Development Bond, 5.50%, 9/18/23	12,000,000	13,932,525
New Valley Generation IV, secured bond, 4.687%, 1/15/22	619,287	634,041
Overseas Private Investment Corp.,
senior bond, 4.01%, 5/15/30	1,642,500	1,888,950
senior note, 2.12%, 3/20/24	5,500,000	5,673,454
Petroleos Mexicanos, 2.378%, 4/15/25	1,645,000	1,704,068
Private Export Funding Corp.,
secured note, 4.30%, 12/15/21	1,865,000	1,968,236
senior secured note, MM, 2.30%, 9/15/20	3,500,000	3,515,764
Reliance Industries Ltd.,
senior bond, 1.87%, 1/15/26	4,421,052	4,508,469
senior bond, 2.512%, 1/15/26	7,875,000	8,177,495
senior note, 2.06%, 1/15/26	3,750,000	3,849,629
TVA, 1.875%, 8/15/22	6,000,000	6,184,802
U.S. International Development Finance Corp., A, Strip, 11/15/20	2,575,000	3,350,589
U.S. Treasury Bond,
2.50%, 2/15/46	6,000,000	7,430,039
[b] Index Linked, 2.00%, 1/15/26	1,938,103	2,255,233
[b] Index Linked, 1.75%, 1/15/28	9,792,874	11,693,506
[b] Index Linked, 3.625%, 4/15/28	7,927,740	10,678,148

Semiannual Report	FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

	Principal Amount	Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Bond, (continued) [b] Index Linked, 0.125%, 1/15/30	$7,973,970	$8,625,457
U.S. Treasury Note,
2.375%, 8/15/24	22,000,000	23,940,469
2.25%, 8/15/27	6,000,000	6,740,508
[b] Index Linked, 0.125%, 7/15/24	16,740,321	17,507,413
[b] Index Linked, 0.25%, 7/15/29	8,020,418	8,783,369

Total U.S. Government and Agency Securities (Cost $155,147,150)		166,333,239

Total Investments before Short Term Investments (Cost $754,018,950)		782,285,451

Short Term Investments (Cost $35,555,010) 4.3%

Repurchase Agreements 4.3%
[c] Joint Repurchase Agreement, 0.065%, 7/01/20 (Maturity Value $35,555,074)
BNP Paribas Securities Corp. (Maturity Value $24,667,755)
Deutsche Bank Securities Inc. (Maturity Value $6,776,086)
HSBC Securities (USA) Inc. (Maturity Value $4,111,233)
Collateralized by U.S. Government Agency Securities, 4.00%, 3/20/44; U.S. Government Agency Strips,
8/15/39; and U.S. Treasury Notes, 1.75% - 2.25%, 4/15/22 - 7/31/24 (valued at $36,306,031)	35,555,010	35,555,010

Total Investments (Cost $789,573,960) 99.7%		817,840,461

Other Assets, less Liabilities 0.3%		2,714,503

Net Assets 100.0%		$820,554,964

See Abbreviations on page FUS-19.

aAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

bPrincipal amount of security is adjusted for inflation. See Note 1(d).

cSee Note 1(b) regarding joint repurchase agreement.

FUS-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin U.S. Government Securities VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$754,018,950
Cost - Unaffiliated repurchase agreements	35,555,010

Value - Unaffiliated issuers	$782,285,451
Value - Unaffiliated repurchase agreements	35,555,010
Receivables:
Investment securities sold	301,284
Capital shares sold	903,814
Interest	2,694,743
Other assets	661

Total assets	821,740,963

Liabilities:
Payables:
Capital shares redeemed	587,838
Management fees	323,057
Distribution fees	157,211
Trustees’ fees and expenses	934
Reports to shareholders	86,208
Accrued expenses and other liabilities	30,751

Total liabilities	1,185,999

Net assets, at value	$820,554,964

Net assets consist of:
Paid-in capital	$884,880,367
Total distributable earnings (losses)	(64,325,403)

Net assets, at value	$820,554,964

Class 1:
Net assets, at value	$55,319,961

Shares outstanding	4,492,364

Net asset value and maximum offering price per share	$12.31

Class 2:
Net assets, at value	$765,235,003

Shares outstanding	63,549,533

Net asset value and maximum offering price per share	$12.04

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin U.S. Government Securities VIP Fund

Investment income:
Interest:
Unaffiliated issuers:
Paydown gain (loss)	$ (3,325,339)
Paid in cash	12,160,295

Total investment income	8,834,956

Expenses:
Management fees (Note 3a)	1,981,682
Distribution fees: (Note 3c) Class 2	960,138
Custodian fees (Note 4)	3,181
Reports to shareholders	65,007
Professional fees	35,544
Trustees’ fees and expenses	3,215
Other	78,016

Total expenses	3,126,783
Expense reductions (Note 4)	(5,825)

Net expenses	3,120,958

Net investment income	5,713,998

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,929,538

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	20,792,403

Net realized and unrealized gain (loss)	22,721,941

Net increase (decrease) in net assets resulting from operations	$28,435,939

FUS-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin U.S. Government Securities VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$5,713,998	$21,483,343
Net realized gain (loss)	1,929,538	3,865,232
Net change in unrealized appreciation (depreciation)	20,792,403	32,420,343

Net increase (decrease) in net assets resulting from operations	28,435,939	57,768,918

Distributions to shareholders:
Class 1	(2,038,214)	(1,737,360)
Class 2	(26,480,204)	(31,230,563)

Total distributions to shareholders	(28,518,418)	(32,967,923)

Capital share transactions: (Note 2)
Class 1	1,316,654	(6,397,324)
Class 2	(6,648,652)	(357,273,982)

Total capital share transactions	(5,331,998)	(363,671,306)

Net increase (decrease) in net assets	(5,414,477)	(338,870,311)
Net assets:
Beginning of period	825,969,441	1,164,839,752

End of period	$820,554,964	$825,969,441

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin U.S. Government Securities VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin U.S. Government Securities VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2020, 52.6% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in repurchase agreements are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Statement of Investments, had been entered into on June 30, 2020.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income,

Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statement of Operations. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

e.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	216,769	$2,720,672	263,170	$3,219,496

Shares issued in reinvestment of distributions	165,440	2,038,214	143,584	1,737,360

Shares redeemed	(273,147)	(3,442,232)	(929,495)	(11,354,180)

Net increase (decrease)	109,062	$1,316,654	(522,741)	$(6,397,324)

Class 2 Shares:

Shares sold	7,343,891	$90,277,338	4,193,524	$50,317,492

Shares issued in reinvestment of distributions	2,197,527	26,480,204	2,639,946	31,230,563

Shares redeemed	(10,022,353)	(123,406,194)	(36,549,546)	(438,822,037)

Net increase (decrease)	(480,935)	$(6,648,652)	(29,716,076)	$(357,273,982)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.480% of the Fund’s average daily net assets.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective January 31, 2020, the subadvisory agreement was terminated.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rate, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$37,909,667
Long term	59,100,269

Total capital loss carryforwards	$97,009,936

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$793,109,292

Unrealized appreciation	$28,713,651
Unrealized depreciation	(3,982,482)

Net unrealized appreciation (depreciation)	$24,731,169

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $142,045,194 and $162,309,001, respectively.

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At June 30, 2020, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10.   New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin U.S. Government Securities VIP Fund (continued)

modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Currency	Selected Portfolio

USD United States Dollar	CMT	Constant Maturity Treasury Index

	COF	Cost of Funds

	FHLB	Federal Home Loan Bank

	LIBOR	London InterBank Offered Rate

	MBS	Mortgage-Backed Security

	PL	Project Loan

	SF	Single Family

	T-Note	Treasury Note

	TVA	Tennessee Valley Authority

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Franklin VolSmart Allocation VIP Fund

This semiannual report for Franklin VolSmart Allocation VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a +4.32% total return* for the six-month period ended June 30, 2020.

*Prior to 5/1/15, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile. The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction, without this reduction, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks total return (including income and capital gains) while seeking to manage volatility. The Fund is structured as a limited “fund-of-funds” that seeks to achieve its investment goal by investing its assets partially in other mutual funds, which include other Franklin Templeton mutual funds as well as Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds). Each underlying fund is allocated to the equity, fixed income, multi-class or cash asset class based on its predominant asset class and strategies. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The Fund also obtains exposure to certain strategies and investments in its core portfolio by directly investing in the securities and instruments in that strategy.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the Standard & Poor’s® 500 Index (S&P 500®), posted a -3.08% total return, while the Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +6.14% total return for the period under review.1,2 The Fund’s Blended Benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, posted a +0.44% total return for the same period.2

Economic and Market Overview

U.S. equities, as measured by the S&P 500, nearly reversed earlier losses but declined modestly during the six-month period. A sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic.

Government-issued restrictions to mitigate the pandemic severely curtailed U.S. economic activity beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April as many businesses, particularly in hospitality, retail and travel, announced mass layoffs.3 Within just two months, the unemployment rate went from a 50-year low to an 80-year high.3 The longest U.S. economic expansion in history ended in February, according to the National Bureau of Economic Research, and the country slipped into a deep recession.

In an effort to buffer the sharp drop in economic activity, the Fed implemented two emergency rate cuts in March 2020, lowering the federal funds target rate to a range of

1. Source: Morningstar.

2. Source: FactSet. The Fund’s Blended Benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN VOLSMART ALLOCATION VIP FUND

0.00%–0.25%. Additionally, the Fed announced broad quantitative easing measures aimed at ensuring the flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchasing. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses and additional funding for small businesses.

Benefiting from these fiscal and monetary measures, equities began to advance at the end of March 2020. As states gradually reopened, economic activity resumed, leading to declining initial jobless claims and record-high increases in job additions and existing home sales. Optimism about potential COVID-19 vaccines and treatments and rising retail sales further supported equities, which rebounded from multi-year lows to post the strongest second-quarter returns in more than 20 years. Nevertheless, surging infection rates in several states near the end of June led to concerns that economic recovery could be hindered if reopening measures are paused or rolled back.

The U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, advanced during the six-month period despite significant economic disruption in the wake of the novel coronavirus (COVID-19) pandemic. In late February 2020, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite. During the last quarter of the reporting period, however, as generally slowing infection rates and phased business reopenings by states drove hopes for an economic rebound, corporate bond valuations advanced significantly. Nevertheless, an increase in infection rates toward period-end prompted concern among investors, hindering lower-rated bonds.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market higher despite the widening U.S. federal budget deficit and the massive increase in issuance. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index, also posted positive returns, aided by declining Treasury rates and the Fed’s decision to purchase agency MBS.

U.S. corporate bond performance varied significantly based on credit rating, as investors became concerned about the pandemic-related economic disruption and the potential

Asset Allocation*

Based on Total Net Assets as of 6/30/20

*The asset allocation is based on the Statement of Investments (SOI), which classifies each underlying fund into a broad asset class.

credit downgrades of many companies. Investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, rebounded significantly after mid-March 2020 to post positive overall returns for the reporting period. In contrast, high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, declined due to investor concerns about a potential increase in credit defaults.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns, while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various U.S. equity and fixed income investments and strategies, including other mutual funds and ETFs that provide exposure to such investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative instruments (primarily futures contracts on indexes) in an effort to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility.

Manager’s Discussion

As of the end of the reporting period, at the asset allocation level, the Fund held roughly 62.3% in equities, 23.8% in fixed

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FRANKLIN VOLSMART ALLOCATION VIP FUND

income, 7.9% in multi-asset class consisting of equities and fixed income, and 6.0% in cash.

Equities

The Fund’s underlying equity allocation benefited from an overweight to the asset class as global equity markets surged during the second quarter of 2020, recovering some of the sharp losses incurred in the first quarter. The overweight to equity reflected our belief that while concerns about the economy remain, they have been offset in part by a comprehensive monetary and fiscal policy response from the Fed and other central banks.

The Franklin Rising Dividends strategy, the largest underlying equity strategy in the Fund, slightly detracted from relative performance. The strategy’s focus on dividend paying equities dampened returns as investors became less risk-averse during the second quarter and the strategy fell out of favor. The Franklin Smart Beta equity strategy also lagged the broader U.S. equity market as its focus on the quality and value factors were out of favor relative to growth.

Fixed Income

The Fund’s fixed income exposures contributed to relative returns. Franklin Low Duration Fund and Franklin Strategic Income Fund both outperformed their respective indexes as positioning in corporate and securitized debt rallied in a risk-on environment for credit-related assets. The Franklin Liberty U.S. Core Bond ETF also outperformed its index as an overweight and security selection enhanced returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

Multi-Asset

A small allocation to the Franklin Income Fund generated positive absolute returns for the period as high-yield and investment-grade corporate debt allocations were additive to performance. However, overweightings and stock selection in the energy and financials sectors detracted from relative returns.

Hedging

Several metrics of market volatility fell from record levels in March after the Fed’s stimulus efforts helped equities rally in the second quarter. However, the underlying portfolio’s standard deviation remained elevated above the 10% threshold. The VolSmart volatility management strategy was active during the period but detracted from relative results.

Toward the end of the period we repositioned some of our equity holdings. This involved exiting Franklin DynaTech

Portfolio Strategy Holdings*

6/30/20

% of Total Net Assets

Franklin Rising Dividends Strategy	32.4%

U.S. Smart Beta Strategy	31.0%

Franklin Liberty U.S. Core Bond ETF	14.5%

Franklin Income Fund	8.2%

Franklin Low Duration Total Return Fund	5.8%

Franklin Strategic Income Fund	3.7%

Tail Risk Protection	2.0%

Equity ETFs	0.1%

Equity Volatility Hedge	-13.7%

Short-Term Investments & Other Net Assets	16.0%

*The breakdown may not match the SOI.

Fund and initiating a new U.S. Smart Beta strategy. In fixed income, we initiated a new position in Franklin Liberty U.S. Core Bond ETF.

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FVA-4	Semiannual Report

FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$1,043.20	$4.57	$1,020.39	$4.52	0.90%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	FVA-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017		2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.60	$10.82	$11.67	$10.10		$ 9.68	$10.20

Income from investment operations[a]:

Net investment income[b,c]	0.11	0.22	0.21	0.16		0.16	0.10

Net realized and unrealized gains (losses)	0.43	1.70	(1.02)	1.41		0.28	(0.42)

Total from investment operations	0.54	1.92	(0.81)	1.57		0.44	(0.32)

Less distributions from:

Net investment income and net foreign currency gains	(0.15)	—	(0.04)	—		(—)[d]	(0.05)

Net realized gains	—	(0.14)	—	—		(0.02)	(0.15)

Total distributions	(0.15)	(0.14)	(0.04)	—		(0.02)	(0.20)

Net asset value, end of period	$12.99	$12.60	$10.82	$11.67		$10.10	$ 9.68

Total return[e]	4.32%	17.82%	(6.93)%	15.54%		4.39%	(3.12)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates[g]	1.12%	1.12%	1.10%	1.14%		1.25%	1.77%

Expenses net of waiver and payments by affiliates[g]	0.90% [h]	0.90% [h]	0.75% [h]	0.73%	[h]	0.73% [h]	0.93%

Net investment income[c]	1.72%	1.87%	1.85%	1.44%		1.50%	1.30%

Supplemental data

Net assets, end of period (000’s)	$40	$39	$33	$36		$31	$8,703

Portfolio turnover rate	61.63%	4.99%	6.28%	5.69%		1.00%	95.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.21% for the period ended June 30, 2020.

hBenefit of expense reduction rounds to less than 0.01%.

FVA-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin VolSmart Allocation VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017		2016	2015

Class 5

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$12.59	$10.80	$11.65	$10.07		$ 9.67	$10.20

Income from investment operations[a]:

Net investment income[b,c]	0.11	0.23	0.22	0.17		0.16	0.16

Net realized and unrealized gains (losses)	0.43	1.70	(1.01)	1.41		0.29	(0.47)

Total from investment operations	0.54	1.93	(0.79)	1.58		0.45	(0.31)

Less distributions from:

Net investment income and net foreign currency gains	(0.16)	—	(0.06)	—		(0.03)	(0.07)

Net realized gains	—	(0.14)	—	—		(0.02)	(0.15)

Total distributions	(0.16)	(0.14)	(0.06)	—		(0.05)	(0.22)

Net asset value, end of period	$12.97	$12.59	$10.80	$11.65		$10.07	$ 9.67

Total return[d]	4.40%	17.95%	(6.85)%	15.69%		4.59%	(3.10)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates[f]	1.02%	1.02%	1.00%	1.04%		1.15%	1.66%

Expenses net of waiver and payments by affiliates[f]	0.80% [g]	0.80% [g]	0.65% [g]	0.63%	[g]	0.63% [g]	0.82%

Net investment income[c]	1.82%	1.97%	1.95%	1.54%		1.60%	1.41%

Supplemental data

Net assets, end of period (000’s)	$172,735	$185,381	$171,173	$188,240		$124,581	$54,816

Portfolio turnover rate	61.63%	4.99%	6.28%	5.69%		1.00%	95.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.21% for the period ended June 30, 2020.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Franklin VolSmart Allocation VIP Fund

		Shares	Value

	Common Stocks 62.3%
	Automobiles & Components 0.1%
	Gentex Corp.	3,102	$79,938

	Capital Goods 8.5%
	3M Co.	3,384	527,870
	Allegion PLC	419	42,830
	Allison Transmission Holdings Inc.	922	33,911
	BWX Technologies Inc.	253	14,330
	Carlisle Cos. Inc.	3,160	378,157
	Cummins Inc.	1,702	294,888
	Donaldson Co. Inc.	7,830	364,252
	Dover Corp.	7,944	767,073
	Emerson Electric Co.	6,566	407,289
	Fastenal Co.	7,001	299,923
a	Generac Holdings Inc.	150	18,289
	General Dynamics Corp.	5,600	836,976
	Graco Inc.	1,799	86,334
	GrafTech International Ltd.	406	3,240
	Honeywell International Inc.	13,829	1,999,535
	Huntington Ingalls Industries Inc.	441	76,950
	Illinois Tool Works Inc.	2,239	391,489
	Johnson Controls International PLC	20,492	699,597
	Lennox International Inc.	224	52,190
	Lincoln Electric Holdings Inc.	140	11,794
	Lockheed Martin Corp.	1,363	497,386
	Masco Corp.	1,286	64,570
	MSC Industrial Direct Co. Inc., A	470	34,221
	Northrop Grumman Corp.	735	225,968
	nVent Electric PLC	14,200	265,966
	A O Smith Corp.	341	16,068
	Otis Worldwide Corp.	5,221	296,866
	PACCAR Inc.	2,182	163,323
	Pentair PLC	12,500	474,875
	Raytheon Technologies Corp.	17,445	1,074,961
	Rockwell Automation Inc.	1,345	286,485
	Roper Technologies Inc.	8,040	3,121,610
	Snap-on Inc.	427	59,144
	Toro Co.	1,287	85,380
a	Trex Co. Inc.	160	20,811
	W.W. Grainger Inc.	2,194	689,267
	Watsco Inc.	326	57,930

			14,741,748

	Commercial & Professional Services 1.0%
	Cintas Corp.	4,283	1,140,820
a	Copart Inc.	2,274	189,356
a	FTI Consulting Inc.	91	10,424
a	IAA Inc.	642	24,762
	Matthews International Corp., A	5,570	106,387

FVA-8	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Commercial & Professional Services (continued)
	Robert Half International Inc.	1,521	$80,355
	Rollins Inc.	1,731	73,377
	Verisk Analytics Inc.	392	66,718

			1,692,199

	Consumer Durables & Apparel 1.5%
	Carter’s Inc.	485	39,139
	D.R. Horton Inc.	1,486	82,399
	Garmin Ltd.	1,614	157,365
	Hanesbrands Inc.	2,240	25,290
a	Lululemon Athletica Inc.	1,299	405,301
	NIKE Inc., B	17,571	1,722,836
a	NVR Inc.	34	110,797
	PulteGroup Inc.	1,722	58,600

			2,601,727

	Consumer Services 1.6%
	Darden Restaurants Inc.	1,505	114,034
	Domino’s Pizza Inc.	498	183,981
a	Grand Canyon Education Inc.	118	10,683
	H&R Block Inc.	2,641	37,713
	Las Vegas Sands Corp.	3,219	146,593
	McDonald’s Corp.	8,021	1,479,634
	Starbucks Corp.	5,932	436,536
	Yum! Brands Inc.	3,952	343,468

			2,752,642

	Diversified Financials 1.2%
	Equitable Holdings Inc.	1,059	20,428
	Evercore Inc.	98	5,774
	FactSet Research Systems Inc.	433	142,228
	Invesco Ltd.	3,095	33,302
	Jefferies Financial Group Inc.	564	8,770
	Lazard Ltd., A	1,246	35,673
	MarketAxess Holdings Inc.	432	216,397
	Moody’s Corp.	1,147	315,115
	Morningstar Inc.	208	29,322
	MSCI Inc.	888	296,432
	Nasdaq Inc.	1,470	175,621
	S&P Global Inc.	1,181	389,116
	Santander Consumer USA Holdings Inc.	1,059	19,496
	SEI Investments Co.	1,165	64,052
	State Street Corp.	1,450	92,148
	T. Rowe Price Group Inc.	1,106	136,591

			1,980,465

Semiannual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Energy 0.6%
	Cabot Oil & Gas Corp., A	2,896	$49,753
	Chevron Corp.	5,790	516,642
	EOG Resources Inc.	5,130	259,886
	Exxon Mobil Corp.	5,700	254,904

			1,081,185

	Food & Staples Retailing 1.5%
	Casey’s General Stores Inc.	371	55,472
	Costco Wholesale Corp.	1,717	520,612
	The Kroger Co.	6,180	209,193
a	Sprouts Farmers Market Inc.	1,032	26,409
	Walgreens Boots Alliance Inc.	7,092	300,630
	Walmart Inc.	11,557	1,384,297

			2,496,613

	Food, Beverage & Tobacco 3.3%
	Altria Group Inc.	12,957	508,562
a	Boston Beer Inc., A	23	12,343
	Brown-Forman Corp., A	567	32,642
	Brown-Forman Corp., B	860	54,748
	Campbell Soup Co.	472	23,425
	The Coca-Cola Co.	11,342	506,761
	Flowers Foods Inc.	2,078	46,464
	General Mills Inc.	6,974	429,947
	The Hershey Co.	1,942	251,722
	Hormel Foods Corp.	3,322	160,353
	Ingredion Inc.	700	58,100
	J M Smucker Co/The	931	98,509
	Kellogg Co.	1,912	126,307
	McCormick & Co. Inc.	5,350	959,844
a	Monster Beverage Corp.	3,707	256,969
	PepsiCo Inc.	11,724	1,550,616
	Philip Morris International Inc.	7,217	505,623
	Tyson Foods Inc.	3,092	184,623

			5,767,558

	Health Care Equipment & Services 6.2%
	Abbott Laboratories	12,160	1,111,789
a	ABIOMED Inc.	111	26,813
a	Align Technology Inc.	220	60,377
	Becton Dickinson and Co.	7,400	1,770,598
	Cerner Corp.	2,976	204,005
	Chemed Corp.	149	67,209
	CVS Health Corp.	6,350	412,559
	Dentsply Sirona Inc.	5,900	259,954
	Humana Inc.	340	131,835
	Medtronic PLC	16,100	1,476,370
a	Premier Inc., A	352	12,067

FVA-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value

	Common Stocks (continued)
	Health Care Equipment & Services (continued)
	ResMed Inc.	1,522	$292,224
	Stryker Corp.	10,300	1,855,957
	UnitedHealth Group Inc.	4,137	1,220,208
a	Veeva Systems Inc.	348	81,578
	West Pharmaceutical Services Inc.	7,505	1,704,911

			10,688,454

	Household & Personal Products 2.5%
	Church & Dwight Co. Inc.	2,749	212,498
	Clorox Co.	1,670	366,348
	Colgate-Palmolive Co.	17,720	1,298,167
	Estee Lauder Cos. Inc., A	2,552	481,511
	Kimberly-Clark Corp.	2,997	423,626
	Nu Skin Enterprises Inc., A	546	20,874
	The Procter & Gamble Co.	12,846	1,535,996

			4,339,020

	Insurance 0.6%
	Aflac Inc.	8,240	296,887
	American National Insurance Co.	87	6,270
	Erie Indemnity Co., A	2,888	554,207
	The Progressive Corp.	1,505	120,566

			977,930

	Materials 4.3%
	Air Products and Chemicals Inc.	9,705	2,343,369
	Albemarle Corp.	14,310	1,104,875
	Avery Dennison Corp.	210	23,959
	Celanese Corp.	769	66,395
	Eastman Chemical Co.	1,124	78,275
	Ecolab Inc.	5,260	1,046,477
	Huntsman Corp.	491	8,823
	Linde PLC (United Kingdom)	9,700	2,057,467
	LyondellBasell Industries NV, A	3,783	248,619
	NewMarket Corp.	85	34,041
	Newmont Corp.	2,106	130,024
	Nucor Corp.	1,912	79,176
	Packaging Corp. of America	891	88,922
	Reliance Steel & Aluminum Co.	305	28,954
	Royal Gold Inc.	296	36,799
	Sonoco Products Co.	1,081	56,526
	Steel Dynamics Inc.	1,642	42,840
	Valvoline Inc.	1,182	22,848

			7,498,389

	Media & Entertainment 1.2%
	Activision Blizzard Inc.	1,946	147,701
a	Alphabet Inc., A	186	263,757
a	Alphabet Inc., C	184	260,104

Semiannual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Media & Entertainment (continued)
	Cable One Inc.	32	$56,795
	Comcast Corp., A	13,370	521,163
a	Electronic Arts Inc.	813	107,357
a	Facebook Inc., A	2,353	534,296
	The Interpublic Group of Cos. Inc.	3,301	56,645
a	Match Group Inc.	575	61,554
	Omnicom Group Inc.	2,393	130,658

			2,140,030

	Pharmaceuticals, Biotechnology & Life Sciences 4.5%
	AbbVie Inc.	11,152	1,094,903
	Amgen Inc.	2,305	543,657
a	Biogen Inc.	1,724	461,256
	Bristol-Myers Squibb Co.	8,865	521,262
	Eli Lilly and Co.	2,483	407,659
a	Exelixis Inc.	2,933	69,630
	Gilead Sciences Inc.	6,802	523,346
a	Horizon Therapeutics PLC	461	25,622
	Johnson & Johnson	11,458	1,611,339
	Merck & Co. Inc.	6,558	507,130
a	Mettler-Toledo International Inc.	274	220,721
	Perrigo Co. PLC	4,440	245,399
	Pfizer Inc.	27,998	915,535
a	Regeneron Pharmaceuticals Inc.	471	293,739
a	Vertex Pharmaceuticals Inc.	720	209,023
a	Waters Corp.	180	32,472
	Zoetis Inc.	1,224	167,737

			7,850,430

	Real Estate 1.0%
	American Tower Corp.	2,051	530,266
	Coresite Realty Corp.	101	12,227
	EPR Properties	827	27,398
	Gaming and Leisure Properties Inc.	1,991	68,889
	Kimco Realty Corp.	3,939	50,577
	National Retail Properties Inc.	1,921	68,157
	Public Storage	1,954	374,953
	Realty Income Corp.	3,530	210,035
	Simon Property Group Inc.	2,839	194,131
	Spirit Realty Capital Inc.	1,130	39,392
	STORE Capital Corp.	2,172	51,715
	WP Carey Inc.	1,513	102,354

			1,730,094

	Retailing 4.3%
a	AutoZone Inc.	223	251,571
	Best Buy Co. Inc.	2,821	246,189
a	Booking Holdings Inc.	193	307,322

FVA-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Retailing (continued)
	Dollar General Corp.	2,636	$502,184
	Foot Locker Inc.	1,485	43,303
	The Gap Inc.	2,793	35,248
	The Home Depot Inc.	2,131	533,837
	Lowe’s Cos. Inc.	8,400	1,135,008
	Nordstrom Inc.	1,315	20,369
a	O’Reilly Automotive Inc.	869	366,431
	Pool Corp.	437	118,807
	Ross Stores Inc.	15,231	1,298,290
	Target Corp.	13,468	1,615,217
	The TJX Cos. Inc.	9,756	493,263
	Tractor Supply Co.	1,410	185,824
a	Ulta Beauty Inc.	654	133,037
	Williams-Sonoma Inc.	991	81,272

			7,367,172

	Semiconductors & Semiconductor Equipment 4.6%
	Analog Devices Inc.	14,714	1,804,525
	Applied Materials Inc.	9,423	569,620
a	Cirrus Logic Inc.	146	9,020
a	Enphase Energy Inc.	276	13,129
	Intel Corp.	8,413	503,350
	KLA Corp.	1,699	330,422
	Lam Research Corp.	1,580	511,067
	Maxim Integrated Products Inc.	3,046	184,618
	Monolithic Power Systems	115	27,255
	NVIDIA Corp.	1,491	566,446
	QUALCOMM Inc.	6,096	556,016
	Skyworks Solutions Inc.	2,204	281,804
a	SolarEdge Technologies Inc.	127	17,625
	Texas Instruments Inc.	18,258	2,318,218
	Xilinx Inc.	2,844	279,821

			7,972,936

	Software & Services 8.5%
	Accenture PLC, A	12,726	2,732,527
a	Adobe Inc.	1,301	566,338
a	Akamai Technologies Inc.	413	44,228
	Amdocs Ltd.	1,556	94,729
a	Aspen Technology Inc.	564	58,436
	Automatic Data Processing Inc.	3,526	524,986
	Booz Allen Hamilton Holding Corp.	913	71,022
	Broadridge Financial Solutions Inc.	1,348	170,104
a	Cadence Design Systems Inc.	1,984	190,385
	Citrix Systems Inc.	918	135,781
	Cognizant Technology Solutions Corp., A	4,687	266,315
a	Fair Isaac Corp.	69	28,845
a	Fortinet Inc.	354	48,594

Semiannual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Software & Services (continued)
	International Business Machines Corp.	4,239	$511,944
	Intuit Inc.	1,824	540,251
	Jack Henry & Associates Inc.	892	164,155
	Mastercard Inc., A	1,759	520,136
	Microsoft Corp.	28,090	5,716,596
	Oracle Corp.	5,026	277,787
	Paychex Inc.	3,934	298,001
a	Tyler Technologies Inc.	101	35,035
	Visa Inc., A	8,711	1,682,704
a	VMware Inc., A	193	29,888

			14,708,787

	Technology Hardware & Equipment 1.1%
	Apple Inc.	1,665	607,392
a	Arista Networks Inc.	152	31,925
a	Ciena Corp.	398	21,556
	Cisco Systems Inc.	11,071	516,351
a	F5 Networks Inc.	732	102,099
	HP Inc.	18,369	320,172
	Motorola Solutions Inc.	1,704	238,781
	NetApp Inc.	2,534	112,434
	Ubiquiti Inc.	112	19,551
	Xerox Holdings Corp.	445	6,804

			1,977,065

	Telecommunication Services 0.6%
	AT&T Inc.	17,157	518,656
	Verizon Communications Inc.	9,226	508,629

			1,027,285

	Transportation 1.8%
	C.H. Robinson Worldwide Inc.	1,647	130,212
	Expeditors International of Washington Inc.	1,910	145,236
	JB Hunt Transport Services Inc.	996	119,859
	Landstar System Inc.	427	47,956
	Norfolk Southern Corp.	4,000	702,280
	Old Dominion Freight Line Inc.	508	86,152
	Schneider National Inc., B	152	3,750
	Union Pacific Corp.	3,116	526,822
	United Parcel Service Inc., B	11,391	1,266,451

			3,028,718

	Utilities 1.8%
	Alliant Energy Corp.	2,388	114,242
	Ameren Corp.	1,850	130,166
	American Electric Power Co. Inc.	2,181	173,695
	Atmos Energy Corp.	1,177	117,206
	Consolidated Edison Inc.	3,291	236,722
	Dominion Energy Inc.	5,271	427,900

FVA-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Utilities (continued)
	Evergy Inc.	1,744	$103,402
	Eversource Energy	3,046	253,640
	Hawaiian Electric Industries Inc.	1,121	40,423
	NextEra Energy Inc.	2,071	497,392
	PPL Corp.	5,766	148,993
	Public Service Enterprise Group Inc.	5,648	277,656
	The Southern Co.	8,091	419,518
	WEC Energy Group Inc.	781	68,455
	Xcel Energy Inc.	2,409	150,562

			3,159,972

	Total Common Stocks (Cost $79,675,710)		107,660,357

	Investments in Underlying Funds 31.7%
	Domestic Fixed Income 23.8%
b	Franklin Liberty U.S. Core Bond ETF	962,200	25,209,640
b	Franklin Low Duration Total Return Fund, Class R6	1,054,002	10,013,020
b	Franklin Strategic Income Fund, Class R6	654,054	5,964,967

			41,187,627

	Domestic Hybrid 7.9%
b	Franklin Income Fund, Class R6	6,641,314	13,548,280

	Total Investments in Underlying Funds (Cost $55,464,869)		54,735,907

	Total Investments before Short Term Investments (Cost $135,140,579)		162,396,264

	Short Term Investments (Cost $9,817,156) 5.7%

	Money Market Funds 5.7%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	9,817,156	9,817,156

	Total Investments (Cost $144,957,735) 99.7%		172,213,420

	Other Assets, less Liabilities 0.3%		561,252

	Net Assets 100.0%		$172,774,672

aNon-income producing.

bSee Note 3(e) regarding investments in FT Underlying Funds.

cThe rate shown is the annualized seven-day effective yield at period end.

Semiannual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

At June 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini	Short	154	$23,794,540	9/18/20	$(214,710)

Total Futures Contracts			$23,794,540		$(214,710)

*As of period end.

At June 30, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Dynamic VIX Backwardation (BEFSDVB1)	—	Monthly	BZWS	8/28/20	$3,500,000	$(15,340)

aThe Fund receives the total return on the underlying instrument.

See Note 8 regarding other derivative information.

See Abbreviations on page FVA-28.

FVA-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 79,675,710
Cost - Non-controlled affiliates (Note 3e)	65,282,025

Value - Unaffiliated issuers	$107,660,357
Value - Non-controlled affiliates (Note 3e)	64,553,063
Cash	1,201
Receivables:
Investment securities sold	7,404,674
Capital shares sold	51,285
Dividends	170,588
Deposits with brokers for:
Futures contracts	1,848,000
Other assets	146

Total assets	181,689,314

Liabilities:
Payables:
Investment securities purchased	7,667,349
Capital shares redeemed	744,992
Management fees	83,241
Distribution fees	21,371
Trustees’ fees and expenses	68
Variation margin on futures contracts	327,250
Unrealized depreciation on OTC swap contracts	15,340
Accrued expenses and other liabilities	55,031

Total liabilities	8,914,642

Net assets, at value	$172,774,672

Net assets consist of:
Paid-in capital	$126,820,671
Total distributable earnings (losses)	45,954,001

Net assets, at value	$172,774,672

Class 2:
Net assets, at value	$ 39,759

Shares outstanding	3,061

Net asset value and maximum offering price per share	$12.99

Class 5:
Net assets, at value	$172,734,913

Shares outstanding	13,315,345

Net asset value and maximum offering price per share	$12.97

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends:
Unaffiliated issuers	$ 1,047,408
Non-controlled affiliates (Note 3e)	1,257,717

Total investment income	2,305,125

Expenses:
Management fees (Note 3a)	704,198
Distribution fees: (Note 3c)
Class 2	48
Class 5	131,233
Custodian fees (Note 4)	296
Reports to shareholders	11,530
Professional fees	40,657
Trustees’ fees and expenses	559
Other	5,837

Total expenses	894,358
Expense reductions (Note 4)	(322)
Expenses waived/paid by affiliates (Note 3e and 3f)	(190,604)

Net expenses	703,432

Net investment income	1,601,693

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	3,964,135
Non-controlled affiliates (Note 3e)	1,539,352
Futures contracts	(2,844,958)
Swap contracts	15,493,285

Net realized gain (loss)	18,151,814

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(6,598,887)
Non-controlled affiliates (Note 3e)	(5,838,994)
Futures contracts	(214,710)
Swap contracts	(11,527)

Net change in unrealized appreciation (depreciation)	(12,664,118)

Net realized and unrealized gain (loss)	5,487,696

Net increase (decrease) in net assets resulting from operations	$ 7,089,389

FVA-18	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,601,693	$ 3,607,372
Net realized gain (loss)	18,151,814	(2,663,428)
Net change in unrealized appreciation (depreciation)	(12,664,118)	28,799,406

Net increase (decrease) in net assets resulting from operations	7,089,389	29,743,350

Distributions to shareholders:
Class 2	(469)	(429)
Class 5	(2,132,196)	(2,160,339)

Total distributions to shareholders	(2,132,665)	(2,160,768)

Capital share transactions: (Note 2)
Class 5	(17,601,474)	(13,368,874)

Total capital share transactions	(17,601,474)	(13,368,874)

Net increase (decrease) in net assets	(12,644,750)	14,213,708
Net assets:
Beginning of period	185,419,422	171,205,714

End of period	$ 172,774,672	$ 185,419,422

The accompanying notes are an integral part of these financial statements. | Semiannual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Franklin VolSmart Allocation VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The Fund invests a large percentage of its assets in mutual funds (Underlying Funds) and exchange traded funds (ETFs), including affiliated funds managed by Franklin Templeton (FT Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At June 30, 2020, 98.4% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities, ETFs and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is

FVA-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the

Semiannual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2020, the Fund had OTC derivatives in a net liability position of $15,340.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 8 regarding other derivative information.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and capital gain distributions by Underlying Funds and ETFs are recorded on the ex-dividend date except for certain dividends from

FVA-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds and ETFs. Since the Underlying Funds and ETFs have varied expense levels and the Fund may own different proportions of the Underlying Funds and ETFs at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). During the period ended June 30, 2020 and the year ended December 31, 2019, there were no transactions of the Fund’s Class 2 shares. Transactions in the Fund’s Class 5 shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 5 Shares:
Shares sold	682,416	$8,696,973	1,083,696	$12,810,981
Shares issued in reinvestment of distributions	165,415	2,132,196	181,847	2,160,339
Shares redeemed	(2,262,275)	(28,430,643)	(2,383,442)	(28,340,194)

Net increase (decrease)	(1,414,444)	$(17,601,474)	(1,117,899)	$(13,368,874)

Semiannual Report	FVA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers, directors and/or trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
K2/D&S Management Co., LLC (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, K2 Advisors, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective May 1, 2020, the subadvisory agreement was terminated with K2 Advisors.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, Franklin Templeton Services, LLC. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the Underlying Funds, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Underlying Funds.

FVA-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

Investments in Underlying Funds for the ended June 30, 2020, were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Franklin DynaTech Fund, Class R6	$ 9,701,447	$ 1,700,000	$ (11,942,385)	$ 5,149,340	$(4,608,402)	$	—[a]	—	$—
Franklin Income Fund, Class R6	15,600,923	1,413,692	(1,552,000)	(211,629)	(1,702,706)		$13,548,280	6,641,314	413,692
Franklin Liberty U.S. Core Bond ETF	—	25,897,256	(1,032,131)	5,340	339,175		25,209,640	962,200	108,221
Franklin Low Duration Total Return Fund, Class R6	32,117,065	354,110	(20,948,000)	(1,792,981)	282,826		10,013,020	1,054,002	354,111
Franklin Strategic Income Fund, Class R6	22,028,255	366,317	(14,669,000)	(1,610,718)	(149,887)		5,964,967	654,054	366,317
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	4,131,506	108,751,004	(103,065,354)	—	—		9,817,156	9,817,156	15,376

Total Affiliated Securities	$83,579,196	$138,482,379	$(153,208,870)	$ 1,539,352	$(5,838,994)		$64,553,063		$1,257,717

aAs of June 30, 2020, no longer held by the fund.

f.   Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the operating expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.65%, based on the average net assets of each class until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$416,421

Semiannual Report	FVA-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

5.  Income Taxes (continued)

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$145,370,423

Unrealized appreciation	$29,085,839
Unrealized depreciation	(2,472,627)

Net unrealized appreciation (depreciation)	$26,613,212

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of swaps and foreign currency transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $103,817,135 and $115,755,214, respectively.

7.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

8.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Variation margin on futures contracts	$ —	Variation margin on futures contracts	$214,710	[a]
	Unrealized appreciation on OTC swap contracts	—	Unrealized depreciation on OTC swap contracts	15,340

Totals		$ —		$230,050

a This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the variation margin receivable/ payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

FVA-26	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Futures contracts	$(2,844,958)	Futures contracts	$(214,710)
	Swap contracts	15,493,285	Swap contracts	(11,527)

Totals		$12,648,327		$(226,237)

For the period ended June 30, 2020, the average month end notional amount of futures contracts and swap contracts represented $28,330,391 and $10,185,714, respectively.

See Note 1(c) regarding derivative financial instruments.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Semiannual Report	FVA-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin VolSmart Allocation VIP Fund (continued)

10.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$107,660,357	$—	$—	$107,660,357
Investments in Underlying Funds	54,735,907	—	—	54,735,907
Short Term Investments	9,817,156	—	—	9,817,156

Total Investments in Securities	$172,213,420	$—	$—	$172,213,420

Liabilities:
Other Financial Instruments:
Futures Contracts	$214,710	$—	$—	$214,710
Swap Contracts	—	15,340	—	15,340

Total Other Financial Instruments	$214,710	$15,340	$—	$230,050

aFor detailed categories, see the accompanying Statement of Investments.

11.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio

BZWS	Barclays Bank PLC	ETF	Exchange Traded Fund

		VIX	Market Volatility Index

FVA-28	Semiannual Report

Templeton Developing Markets VIP Fund

This semiannual report for Templeton Developing Markets VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -11.00% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TD-1

TEMPLETON DEVELOPING MARKETS VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the MSCI Emerging Markets (EM) Index posted a -9.67% total return, for the same period.1 Please note, index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic and resulting lockdown measures caused many emerging market

Geographic Composition

Based on Total Net Assets as of 6/30/20

economies to slow significantly in 2020’s first quarter, as the virus outbreak compounded already weak global economic activity hobbled by U.S.-China trade tensions. In response, many emerging market central banks adopted more accommodative monetary policies. Emerging market equities fell during the period, though losses were limited by a second-quarter rebound as some countries began reopening their economies.

Regarding individual countries, China’s gross domestic product contracted in 2020’s first quarter for the first time on record, reflecting the significant disruption caused by the pandemic after the government shut down nonessential businesses for nearly two months. Taiwan’s year-on-year growth rate slowed as the country’s export-dependent economy was hit by decreased global demand. South Korea’s year-on-year growth rate moderated due largely to slowing services sector activity. India’s year-on-year growth rate moderated to its lowest point since the data became available in 2004, with contractions seen in gross fixed capital formation, exports and manufacturing. Russia’s year-on-year growth rate also moderated in the first quarter, while Brazil’s year-on-year growth rate contracted as the services sector and industrial output shrank.

Turning to monetary policies, the People’s Bank of China (PBOC) cut the benchmark loan prime rate once. Taiwan’s central bank lowered its benchmark interest rate for the first time in four years, while South Korea’s central bank cut its

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON DEVELOPING MARKETS VIP FUND

benchmark rate twice, ending at an all-time low. India’s central bank also cut its benchmark interest rate twice. The central banks of Russia and Brazil both cut their benchmark rates multiple times to record lows.

In this environment, emerging market stocks, as measured by the MSCI EM Index, posted a -9.67% total return for the six months ended June 30, 2020.1 Chinese equities rose during the period, as investors were reassured by the government’s aggressive actions to contain the pandemic and encouraging second-quarter economic data. Equities in export-oriented Taiwan declined slightly, with losses limited by stimulus measures and low rates of COVID-19 infections. Russian equities fell as a price war with Saudi Arabia led to a collapse in oil prices, which weighed heavily on Russia’s energy export-dependent economy. Brazilian equities fell significantly due largely to the country’s emergence as the epicenter of the pandemic in Latin America as well as the Brazilian real’s depreciation against the U.S. dollar.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

Key stock contributors to absolute performance during the reporting period were Tencent Holdings, Naver and Naspers.

Tencent is one of the largest internet services companies in China. The company provides online gaming, social network, financial technology, cloud and other entertainment-related services. Expectations that COVID-19 would have a short-term negative impact on Tencent’s advertising, payments and cloud services as a result of a decline in business activities led shares to reach a period-low in March. Shares subsequently rose, however, on expectations of solid growth in the mobile gaming and financial technology businesses. Tencent reported above-consensus first-quarter corporate results, with double-digit revenue and earnings growth driven by an increase in online gaming and better-than-expected performances in its online advertising

Top 10 Countries
6/30/20

% of Total Net Assets
China	30.4%
South Korea	19.2%
Taiwan	11.4%
Russia	8.5%
Brazil	5.5%
India	5.4%
South Africa	4.8%
U.K.	3.0%
U.S.	1.9%
Thailand	1.5%

and financial technology operations. Expectations of continued growth in online gaming and improved monetization of its social application WeChat further supported sentiment in the stock.

Naver is South Korea’s largest search engine and a major e-commerce company. The company also provides services including LINE messenger, the largest messenger app in Japan, image messaging and multimedia mobile application Snow, digital comics platform Naver Webtoon and group social media platform Naver Band. Concerns in March that COVID-19 would negatively impact Naver’s advertising business in the short term weighed on shares, but the company’s earnings rose due to increased online shopping on its platform amid the pandemic. Investors also remained confident of Naver’s penetration into e-commerce and businesses in other areas such as digital content and financial services, which could contribute to its longer-term growth.

Naspers is a global internet and entertainment group and a majority shareholder in Prosus, which holds stakes in major internet companies globally in areas such as online gaming, social media, food delivery, online classifieds and electronic payments. Shares in Naspers benefited from the strong performance of Prosus’ largest underlying investment, Tencent. Naspers reported double-digit revenue and earnings growth for the fiscal year ended March 2020, driven by e-commerce operations and growth at Tencent. While lockdowns across key markets in early 2020 weighed on Naspers’ interests in the classified segment, investors expect market consolidation to help reduce losses and allow companies to focus on monetization as economies reopen. Management’s commitment to reducing Nasper’s share price discount to net asset value was also viewed positively by investors.

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TEMPLETON DEVELOPING MARKETS VIP FUND

In contrast, key performance detractors included ICICI Bank, Banco Bradesco and Itau Unibanco Holding. Banking stocks around the world faced selling pressure, as expectations for a global economic slowdown weakened the outlook for loan growth, net interest margins and asset quality.

ICICI Bank is one of the largest private-sector banks in India. Investors were concerned about the interim impact of economic disruptions caused by COVID-19 on the bank’s loans and margins. Indian financials stocks were broadly hurt by a crisis at a notable private-sector bank, which resulted in a bailout. Investors also reacted negatively when the Indian central bank extended loan repayment relief while not allowing a one-time restructuring of loans, which sparked fears about bad debts in the banking system. Although ICICI Bank reported a double-digit increase in its March quarter profits, higher-than-expected COVID-19-related costs weighed on profitability. Investors did support the bank’s stake sale of its insurance subsidiaries to raise capital to strengthen its balance sheet, but the bank’s plan to raise money via the issuance of new shares raised concerns of dilution.

Expectations that the Brazilian economy would fall into a recession as a result of COVID-19-related lockdowns weighed on sentiment in leading commercial banks such as Banco Bradesco and Itau Unibanco. Shares in the two banks declined significantly due to market expectations of a decline in asset quality and revenue generation. Both banks reported weak first-quarter corporate results largely due to higher-than-expected costs related to COVID-19 and suspended guidance for 2020. Shares did rebound off their lows as investors used the market correction as a buying opportunity in view of the banks’ sound fundamentals, attractive valuations and dominant market share, which in our view makes them well-positioned to recover once the COVID-19 outbreak is contained and domestic economic activity improves.

We used the market correction as an opportunity to add to our existing high-conviction holdings. Existing positions were increased in Samsung Life Insurance, one of the largest insurance companies in South Korea; Bajaj Holdings & Investment, which owns significant stakes in Indian auto and financial services companies; and the aforementioned Itau Unibanco and Prosus.

The Fund reduced its investments in China, Taiwan and the U.S. to raise funds for redemptions received during the reporting period. Sectors which experienced the largest sales were information technology, financials, health care and consumer discretionary. Key reductions included Cognizant Technology Solutions, a global information

Top 10 Holdings
6/30/20

Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	9.3%
Tencent Holdings Ltd. Interactive Media & Services, China	9.1%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	8.6%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	7.6%
Naver Corp. Interactive Media & Services, South Korea	4.6%
Naspers Ltd. Internet & Direct Marketing Retail, South Africa	4.5%
Unilever PLC Personal Products, U.K.	3.0%
ICICI Bank Ltd. Banks, India	2.8%
Brilliance China Automotive Holdings Ltd. Automobiles, China	2.7%
LUKOIL PJSC Oil, Gas & Consumable Fuels, Russia	2.6%

technology services company, and Glenmark Pharmaceuticals, a mid-size Indian pharmaceutical company. The Fund liquidated its positions in Chinese commercial bank China Construction Bank, Indian biopharmaceutical company Biocon, and Macau resort and casino operator Sands China.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2020, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s predominantly in securities with non-U.S. currency exposure.

Thank you for your participation in Templeton Developing Markets VIP Fund. We look forward to serving your future investment needs.

TD-4	Semiannual Report

TEMPLETON DEVELOPING MARKETS VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	TD-5

TEMPLETON DEVELOPING MARKETS VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$890.00	$6.67	$1,017.80	$7.12	1.42%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

TD-6	Semiannual Report

TD P1 P2 P4 05/20

SUPPLEMENT DATED MAY 15, 2020

TO THE PROSPECTUSES DATED MAY 1, 2020

OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.The Board ofTrustees of Franklin Templeton Variable Insurance Products Trust (Board) recently approved, subject to shareholder approval, a change in the classification of the Templeton Developing Markets VIP Fund (Fund) under the Investment Company Act of 1940 from a “diversified” fund to a “non-diversified” fund. It is anticipated that in July 2020 shareholders of the Fund will receivea proxy statement requesting their votes on such proposal and other matters. If such proposals are approved by the Fund’s shareholders, it is expected that such changes will be effective in early 2021.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.

TD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.80	$ 8.62	$10.31	$ 7.42	$ 6.37	$ 9.27

Income from investment operations[a]:

Net investment income[b]	0.01	0.18	0.09	0.08	0.05	0.06

Net realized and unrealized gains (losses)	(1.19)	2.12	(1.67)	2.92	1.08	(1.63)

Total from investment operations	(1.18)	2.30	(1.58)	3.00	1.13	(1.57)

Less distributions from:

Net investment income	(0.45)	(0.12)	(0.11)	(0.11)	(0.08)	(0.20)

Net realized gains	(0.26)	—	—	—	—	(1.13)

Total distributions	(0.71)	(0.12)	(0.11)	(0.11)	(0.08)	(1.33)

Net asset value, end of period	$ 8.91	$10.80	$ 8.62	$10.31	$ 7.42	$ 6.37

Total return[c]	(10.83)%	26.92%	(15.44)%	40.65%	17.79%	(19.42)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.17%	1.15%	1.24%	1.36%	1.38%	1.33%

Expenses net of waiver and payments by affiliates	1.17% [e]	1.15% [e]	1.24% [e]	1.35% [f]	1.36%	1.32%

Net investment income	0.28%	1.83%	0.99%	0.86%	0.79%	0.74%

Supplemental data

Net assets, end of period (000’s)	$71,752	$97,271	$85,397	$105,493	$82,596	$77,000

Portfolio turnover rate	2.41%	18.04%	9.22%	10.76%	26.78%	71.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TD-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.71	$ 8.54	$10.23	$ 7.36	$ 6.32	$ 9.20

Income from investment operations[a]:

Net investment income[b]	— [c]	0.15	0.07	0.05	0.04	0.04

Net realized and unrealized gains (losses)	(1.18)	2.11	(1.68)	2.91	1.06	(1.61)

Total from investment operations	(1.18)	2.26	(1.61)	2.96	1.10	(1.57)

Less distributions from:

Net investment income	(0.42)	(0.09)	(0.08)	(0.09)	(0.06)	(0.18)

Net realized gains	(0.26)	—	—	—	—	(1.13)

Total distributions	(0.68)	(0.09)	(0.08)	(0.09)	(0.06)	(1.31)

Net asset value, end of period	$ 8.85	$10.71	$ 8.54	$10.23	$ 7.36	$ 6.32

Total return[d]	(11.00)%	26.70%	(15.79)%	40.41%	17.44%	(19.60)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.42%	1.40%	1.49%	1.61%	1.63%	1.58%

Expenses net of waiver and payments by affiliates	1.42% [f]	1.40% [f]	1.49% [f]	1.60% [g]	1.61%	1.57%

Net investment income	0.03%	1.58%	0.74%	0.61%	0.54%	0.49%

Supplemental data

Net assets, end of period (000’s)	$189,208	$231,645	$195,305	$270,433	$205,151	$192,120

Portfolio turnover rate	2.41%	18.04%	9.22%	10.76%	26.78%	71.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Developing Markets VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.77	$ 8.59	$10.28	$ 7.39	$ 6.34	$ 9.22

Income from investment operations[a]:

Net investment income[b]	— [c]	0.15	0.06	0.05	0.03	0.03

Net realized and unrealized gains (losses)	(1.20)	2.11	(1.68)	2.92	1.06	(1.62)

Total from investment operations	(1.20)	2.26	(1.62)	2.97	1.09	(1.59)

Less distributions from:

Net investment income	(0.41)	(0.08)	(0.07)	(0.08)	(0.04)	(0.16)

Net realized gains	(0.26)	—	—	—	—	(1.13)

Total distributions	(0.67)	(0.08)	(0.07)	(0.08)	(0.04)	(1.29)

Net asset value, end of period	$ 8.90	$10.77	$ 8.59	$10.28	$ 7.39	$ 6.34

Total return[d]	(11.04)%	26.49%	(15.81)%	40.30%	17.32%	(19.70)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.52%	1.50%	1.59%	1.71%	1.73%	1.68%

Expenses net of waiver and payments by affiliates	1.52% [f]	1.50% [f]	1.59% [f]	1.70% [g]	1.71%	1.67%

Net investment income (loss)	(0.07)%	1.48%	0.64%	0.51%	0.44%	0.39%

Supplemental data

Net assets, end of period (000’s)	$4,593	$5,590	$5,203	$7,199	$6,377	$7,109

Portfolio turnover rate	2.41%	18.04%	9.22%	10.76%	26.78%	71.69%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

TD-10	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Developing Markets VIP Fund

		Industry	Shares	Value

	Common Stocks 93.9%
	Brazil 2.5%
a	B2W Cia Digital	Internet & Direct Marketing Retail	76,800	$1,512,184
	B3 SA - Brasil Bolsa Balcao	Capital Markets	61,400	622,154
	Lojas Americanas SA	Multiline Retail	170,860	857,003
	M Dias Branco SA	Food Products	106,200	793,257
	Vale SA	Metals & Mining	278,500	2,864,501

				6,649,099

	Cambodia 0.7%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	1,525,400	1,779,444

	China 30.4%
a	Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	93,210	20,105,397
	BAIC Motor Corp. Ltd., H	Automobiles	1,686,100	737,882
a	Baidu Inc., ADR	Interactive Media & Services	9,411	1,128,285
	Brilliance China Automotive Holdings Ltd.	Automobiles	7,970,600	7,214,024
	China Merchants Bank Co. Ltd., A	Banks	392,600	1,881,855
	China Merchants Bank Co. Ltd., H	Banks	507,700	2,352,738
	China Mobile Ltd.	Wireless Telecommunication Services	447,000	3,018,149
	China Resources Cement Holdings Ltd.	Construction Materials	2,429,000	2,995,722
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	2,008,500	2,254,180
	COSCO SHIPPING Ports Ltd.	Transportation Infrastructure	433,196	233,665
b	Health & Happiness H&H International Holdings Ltd.	Food Products	418,400	1,901,710
b	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	254,400	330,620
	NetEase Inc., ADR	Entertainment	4,253	1,826,153
	Ping An Bank Co. Ltd., A	Banks	802,600	1,459,736
	Ping An Insurance Group Co. of China Ltd., A	Insurance	202,225	2,049,211
a	Prosus NV	Internet & Direct Marketing Retail	32,057	2,979,702
	Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	161,000	2,591,195
	Tencent Holdings Ltd.	Interactive Media & Services	376,700	24,137,977
	Uni-President China Holdings Ltd.	Food Products	940,300	940,581
	Weifu High-Technology Co. Ltd., B	Auto Components	306,139	522,443

				80,661,225

	Czech Republic 0.3%
	Moneta Money Bank AS	Banks	390,403	883,994

	Hungary 1.0%
	Richter Gedeon Nyrt	Pharmaceuticals	131,650	2,730,392

	India 5.4%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	60,776	2,048,194
	Coal India Ltd.	Oil, Gas & Consumable Fuels	442,535	781,335
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	18,613	111,027
	ICICI Bank Ltd.	Banks	1,630,254	7,596,332
	Infosys Ltd.	IT Services	306,365	2,976,458
	Tata Chemicals Ltd.	Chemicals	165,900	683,455

				14,196,801

	Indonesia 0.9%
	Astra International Tbk PT	Automobiles	7,340,300	2,487,990

Semiannual Report	TD-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Kenya 0.2%
a	Equity Group Holdings PLC	Banks	1,528,708	$494,983

	Mexico 1.5%
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander, ADR	Banks	949,761	3,428,637
	Nemak SAB de CV	Auto Components	2,014,800	421,778

				3,850,415

	Pakistan 0.2%
	Habib Bank Ltd.	Banks	1,116,900	640,418

	Peru 0.3%
	Intercorp Financial Services Inc.	Banks	31,950	845,078

	Philippines 0.2%
	BDO Unibank Inc.	Banks	327,469	647,421

	Russia 8.5%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	312,600	1,688,018
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	95,250	7,080,324
a	Mail.Ru Group Ltd., GDR	Interactive Media & Services	81,525	1,838,918
a	Sberbank of Russia PJSC, ADR	Banks	498,847	5,670,765
a	Yandex NV, A	Interactive Media & Services	126,319	6,318,476

				22,596,501

	South Africa 4.8%
a	Massmart Holdings Ltd.	Food & Staples Retailing	580,084	769,260
	Naspers Ltd., N	Internet & Direct Marketing Retail	64,938	11,929,100

				12,698,360

	South Korea 19.2%
	Fila Holdings Corp.	Textiles, Apparel & Luxury Goods	64,280	1,901,969
	Hankook Tire & Technology Co. Ltd.	Auto Components	15,300	317,500
	KT Skylife Co. Ltd.	Media	166,071	1,101,986
	LG Corp.	Industrial Conglomerates	96,342	5,765,192
	Naver Corp.	Interactive Media & Services	53,983	12,177,767
	POSCO	Metals & Mining	15,429	2,253,347
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	513,903	22,810,142
	Samsung Life Insurance Co. Ltd.	Insurance	76,937	2,900,434
	SK Hynix Inc.	Semiconductors &Semiconductor Equipment	24,040	1,721,012

				50,949,349

	Taiwan 11.4%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	114,000	866,423
	CTBC Financial Holding Co. Ltd.	Banks	350,500	243,616
a	FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	990,600	386,111
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	1,185,000	3,489,454
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	5,300	739,053
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	2,299,000	24,623,553

				30,348,210

TD-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

		Industry	Shares	Value

	Common Stocks (continued)
	Thailand 1.5%
	Kasikornbank PCL, fgn	Banks	705,000	$2,142,460
	Kiatnakin Bank PCL, fgn	Banks	859,600	1,118,932
	Thai Beverage PCL, fgn	Beverages	1,450,900	708,301

				3,969,693

	United Kingdom 3.0%
	Unilever PLC	Personal Products	146,186	7,885,110

	United States 1.9%
	Cognizant Technology Solutions Corp., A	IT Services	64,484	3,663,981
a	IMAX Corp.	Entertainment	118,755	1,331,243

				4,995,224

	Total Common Stocks (Cost $185,963,504)			249,309,707

	Preferred Stocks 3.0%
	Brazil 3.0%
c	Banco Bradesco SA, 13.248%, ADR, pfd	Banks	1,026,866	3,912,359
c	Itau Unibanco Holding SA, 10.51%, ADR, pfd	Banks	897,443	4,209,008

	Total Preferred Stocks (Cost $7,746,131)			8,121,367

	Total Investments before Short Term Investments (Cost $193,709,635)			257,431,074

	Short Term Investments 2.9%

	Money Market Funds (Cost $6,684,070) 2.5%
	United States 2.5%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.00%		6,684,070	6,684,070

	Investments from Cash Collateral Received for Loaned Securities 0.4%

	Money Market Funds (Cost $960,000) 0.4%
	United States 0.4%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.00%		960,000	960,000

	Total Investments (Cost $201,353,705) 99.8%			265,075,144

	Other Assets, less Liabilities 0.2%			477,889

	Net Assets 100.0%			$265,553,033

See Abbreviations on page TD-24.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2020. See Note 1(c).

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Developing Markets VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$193,709,635
Cost - Non-controlled affiliates (Note 3e)	7,644,070

Value - Unaffiliated issuers+	$257,431,074
Value - Non-controlled affiliates (Note 3e)	7,644,070
Receivables:
Investment securities sold	653,901
Capital shares sold	599,038
Dividends	795,076
Other assets	255

Total assets	267,123,414

Liabilities:
Payables:
Capital shares redeemed	167,083
Management fees	223,081
Distribution fees	39,327
Trustees’ fees and expenses	94
Reports to shareholders	102,061
Payable upon return of securities loaned	960,000
Accrued expenses and other liabilities	78,735

Total liabilities	1,570,381

Net assets, at value	$265,553,033

Net assets consist of:
Paid-in capital	$207,856,171
Total distributable earnings (losses)	57,696,862

Net assets, at value	$265,553,033

Class 1:
Net assets, at value	$ 71,751,609

Shares outstanding	8,054,721

Net asset value and maximum offering price per share	$8.91

Class 2:
Net assets, at value	$189,208,015

Shares outstanding	21,388,950

Net asset value and maximum offering price per share	$8.85

Class 4:
Net assets, at value	$ 4,593,409

Shares outstanding	515,826

Net asset value and maximum offering price per share	$8.90

+Includes securities loaned	$1,057,818

TD-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Developing Markets VIP Fund
Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$ 1,949,098
Non-controlled affiliates (Note 3e)	9,562
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	7,753
Non-controlled affiliates (Note 3e)	1,521

Total investment income	1,967,934

Expenses:
Management fees (Note 3a)	1,425,717
Distribution fees: (Note 3c)
Class 2	240,375
Class 4	8,184
Custodian fees (Note 4)	43,751
Reports to shareholders	67,422
Professional fees	46,728
Trustees’ fees and expenses	906
Other	13,674

Total expenses	1,846,757
Expenses waived/paid by affiliates (Note 3e)	(5,530)

Net expenses	1,841,227

Net investment income	126,707

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	1,449,392
Foreign currency transactions	(41,807)

Net realized gain (loss)	1,407,585

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(40,080,079)
Translation of other assets and liabilities denominated in foreign currencies	2,367

Change in deferred taxes on unrealized appreciation	559,174

Net change in unrealized appreciation (depreciation)	(39,518,538)

Net realized and unrealized gain (loss)	(38,110,953)

Net increase (decrease) in net assets resulting from operations	$(37,984,246)

*Foreign taxes withheld on dividends	$441,127
#Net of foreign taxes	$180,958

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Developing Markets VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$126,707	$5,141,772
Net realized gain (loss)	1,407,585	16,774,357
Net change in unrealized appreciation (depreciation)	(39,518,538)	50,174,103

Net increase (decrease) in net assets resulting from operations	(37,984,246)	72,090,232

Distributions to shareholders:
Class 1	(5,313,566)	(1,134,638)
Class 2	(13,445,802)	(2,113,534)
Class 4	(329,902)	(46,961)

Total distributions to shareholders	(19,089,270)	(3,295,133)

Capital share transactions: (Note 2)
Class 1	(11,001,413)	(8,627,549)
Class 2	(817,504)	(10,720,631)
Class 4	(60,712)	(845,695)

Total capital share transactions	(11,879,629)	(20,193,875)

Net increase (decrease) in net assets	(68,953,145)	48,601,224
Net assets:
Beginning of period	334,506,178	285,904,954

End of period	$265,553,033	$334,506,178

TD-16	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Developing Markets VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Developing Markets VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day

Semiannual Report	TD-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S.

Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. Additionally, the Fund received $156,817 in U.S. Government and Agency securities as collateral. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

TD-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:
Shares sold	297,789	$2,572,312	544,413	$5,344,264
Shares issued in reinvestment of distributions	605,880	5,313,566	121,873	1,134,638
Shares redeemed	(1,856,447)	(18,887,291)	(1,570,097)	(15,106,451)

Net increase (decrease)	(952,778)	$(11,001,413)	(903,811)	$(8,627,549)

Semiannual Report	TD-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 2 Shares:
Shares sold	2,237,390	$21,428,014	5,803,158	$55,845,696
Shares issued in reinvestment of distributions	1,543,720	13,445,802	228,490	2,113,534
Shares redeemed	(4,019,076)	(35,691,320)	(7,263,336)	(68,679,861)

Net increase (decrease)	(237,966)	$(817,504)	(1,231,688)	$(10,720,631)

Class 4 Shares:
Shares sold	21,730	$190,119	26,510	$252,720
Shares issued in reinvestment of distributions	37,660	329,902	5,050	46,961
Shares redeemed	(62,602)	(580,733)	(118,358)	(1,145,376)

Net increase (decrease)	(3,212)	$(60,712)	(86,798)	$(845,695)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

b.  Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4 respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Non-Controlled Affiliates								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$3,522,232	$21,477,452	$(18,315,614)	$ —	$ —	$6,684,070	6,684,070	$ 9,562

								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	—	12,732,370	(11,772,370)	—	—	960,000	960,000	1,521

Total Affiliated Securities	$3,522,232	$34,209,822	$(30,087,984)	$ —	$ —	$7,644,070		$11,083

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

5.  Income Taxes

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$208,884,501

Unrealized appreciation	$91,324,396
Unrealized depreciation	(35,133,753)

Net unrealized appreciation (depreciation)	$56,190,643

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $6,536,950 and $39,857,980, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $960,000 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At June 30, 2020, the Fund had 8.5% of its net assets invested in Russia.

8.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Developing Markets VIP Fund (continued)

10.  Fair Value Measurements (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Cambodia	$—	$1,779,444	$—	$1,779,444
China	26,039,537	54,621,688	—	80,661,225
Czech Republic	—	883,994	—	883,994
Hungary	—	2,730,392	—	2,730,392
India	—	14,196,801	—	14,196,801
Indonesia	—	2,487,990	—	2,487,990
Philippines	—	647,421	—	647,421
Russia	6,318,476	16,278,025	—	22,596,501
South Africa	—	12,698,360	—	12,698,360
South Korea	—	50,949,349	—	50,949,349
Taiwan	—	30,348,210	—	30,348,210
Thailand	—	3,969,693	—	3,969,693
United Kingdom	—	7,885,110	—	7,885,110
All Other Equity Investments	25,596,584	—	—	25,596,584
Short Term Investments	7,644,070	—	—	7,644,070

Total Investments in Securities	$65,598,667	$199,476,477	$—	$265,075,144

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

11.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

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Tax Information (unaudited)

Templeton Developing Markets VIP Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 11, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0543	$0.4959

Class 2	$0.0543	$0.4688

Class 4	$0.0543	$0.4576

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

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Templeton Foreign VIP Fund

This semiannual report for Templeton Foreign VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -18.35% total return* for the six-month period ended June 30, 2020.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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TEMPLETON FOREIGN VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex

Geographic Composition

Based on Total Net Assets as of 6/30/20

USA Index, posted a -10.76% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI ACWI (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI

Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing investments for the Fund, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s

Top 10 Holdings
6/30/20

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	3.6%
Bayer AG Pharmaceuticals, Germany	3.5%
Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	3.1%
Wheaton Precious Metals Corp. Metals & Mining, Canada	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	2.5%
KB Financial Group Inc. Banks, South Korea	2.4%
NXP Semiconductors NV Semiconductors & Semiconductor Equipment, Netherlands	2.3%
CK Hutchison Holdings Ltd. Industrial Conglomerates, Hong Kong	2.3%
Kirin Holdings Co. Ltd. Beverages, Japan	2.2%
Sanofi Pharmaceuticals, France	2.1%

potential long-term earnings, asset value and cash flow. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, engage in currency-related derivatives to seek to hedge (protect) against currency risks. The Fund may also use a variety of equity-related derivatives for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the MSCI ACWI ex USA Index included stock selection in the materials and utilities sectors.

Within materials, Canadian mining companies Wheaton Precious Metals and Alamos Gold (not part of the index) aided relative results. Their stocks performed particularly

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TEMPLETON FOREIGN VIP FUND

well in the first half of 2020 as the price of gold reached multi-year highs.

In the utilities sector, German energy solutions company E.ON benefited relative performance.

Other key notable contributors included Swiss pharmaceuticals firm Roche Holding and German industrial conglomerate Siemens. Roche performed well as its business is largely unaffected by the COVID-19 pandemic, with its cancer, hemophilia and multiple sclerosis medicines and treatments continuing to be administered.

In contrast, key detractors from the Fund’s relative performance included stock selection in the financials and communication services sectors and an overweighting in the energy sector.

Within financials, our positions in Standard Chartered, ING Groep and Bank of Ireland (not held at period-end) hindered relative results. U.K.-domiciled, Asia-focused lender Standard Chartered was negatively impacted by escalating turmoil in Hong Kong. We believe management’s recent efforts to de-risk the balance sheet, combined with the bank’s solid core franchise in trade finance and high net worth retail client base, position it well to withstand macro adversity and emerge with its growth strategy intact. The shares of Dutch banking services firm ING Groep and Bank of Ireland declined due to broad-based economic fears and low interest rates. ING’s shares were further pressured by management’s suspension of dividend payments.

In the communication services sector, our holding in Luxembourg-based communication satellite owner SES (not held at period-end) hindered relative results.

Within energy, our positions in U.K.-based integrated energy firm BP and U.K.-listed oil and natural gas producer Royal Dutch Shell (not held at period-end) dampened relative results.

From a regional perspective, stock selection and an underweighting in North America, particularly in Canada, contributed to the Fund’s relative performance. In contrast, stock selection in Asia, notably in China, Hong Kong and South Korea, detracted from relative performance. In Europe, stock selection and an overweighting hindered relative performance, as relative weakness in the Netherlands and the U.K. more than offset relative strength in Germany.

Thank you for your participation in Templeton Foreign VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$816.50	$4.88	$1,019.49	$5.42	1.08%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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Financial Highlights

Templeton Foreign VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.23	$13.01	$15.80	$13.89	$13.46	$15.34

Income from investment operations[a]:

Net investment income[b]	0.14	0.44	0.29	0.30	0.33	0.31

Net realized and unrealized gains (losses)	(2.73)	1.19	(2.64)	2.03	0.62	(1.16)

Total from investment operations	(2.59)	1.63	(2.35)	2.33	0.95	(0.85)

Less distributions from:

Net investment income	(0.44)	(0.27)	(0.44)	(0.42)	(0.29)	(0.53)

Net realized gains	—	(0.14)	—	—	(0.23)	(0.50)

Total distributions	(0.44)	(0.41)	(0.44)	(0.42)	(0.52)	(1.03)

Net asset value, end of period	$11.20	$14.23	$13.01	$15.80	$13.89	$13.46

Total return[c]	(18.22)%	12.84%	(15.27)%	17.02%	7.49%	(6.31)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.86%	0.85%	0.83%	0.82%	0.80%	0.78%

Expenses net of waiver and payments by affiliates	0.83%	0.83%	0.81%	0.81%[e]	0.78%	0.78%[f]

Net investment income	2.34%	3.25%	1.96%	1.99%	2.38%	2.05%

Supplemental data

Net assets, end of period (000’s)	$97,104	$121,948	$114,784	$152,684	$133,218	$214,172

Portfolio turnover rate	23.71%	28.52%	21.38%	26.81%	20.93%	15.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$13.93	$12.74	$15.47	$13.61	$13.20	$15.05

Income from investment operations[a]:

Net investment income[b]	0.12	0.40	0.25	0.26	0.28	0.27

Net realized and unrealized gains (losses)	(2.67)	1.16	(2.58)	1.98	0.62	(1.13)

Total from investment operations	(2.55)	1.56	(2.33)	2.24	0.90	(0.86)

Less distributions from:

Net investment income	(0.40)	(0.23)	(0.40)	(0.38)	(0.26)	(0.49)

Net realized gains	—	(0.14)	—	—	(0.23)	(0.50)

Total distributions	(0.40)	(0.37)	(0.40)	(0.38)	(0.49)	(0.99)

Net asset value, end of period	$10.98	$13.93	$12.74	$15.47	$13.61	$13.20

Total return[c]	(18.35)%	12.53%	(15.44)%	16.69%	7.18%	(6.49)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.11%	1.10%	1.08%	1.07%	1.05%	1.03%

Expenses net of waiver and payments by affiliates	1.08%	1.08%	1.06%	1.06%[e]	1.03%	1.03%[f]

Net investment income	2.09%	3.00%	1.71%	1.74%	2.13%	1.80%

Supplemental data

Net assets, end of period (000’s)	$917,866	$1,117,813	$1,060,101	$1,394,475	$1,436,518	$1,456,854

Portfolio turnover rate	23.71%	28.52%	21.38%	26.81%	20.93%	15.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Foreign VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.20	$12.96	$15.71	$13.71	$13.29	$15.16

Income from investment operations[a]:

Net investment income[b]	0.12	0.39	0.24	0.23	0.26	0.25

Net realized and unrealized gains (losses)	(2.73)	1.20	(2.63)	2.03	0.63	(1.14)

Total from investment operations	(2.61)	1.59	(2.39)	2.26	0.89	(0.89)

Less distributions from:

Net investment income	(0.39)	(0.21)	(0.36)	(0.26)	(0.24)	(0.48)

Net realized gains	—	(0.14)	—	—	(0.23)	(0.50)

Total distributions	(0.39)	(0.35)	(0.36)	(0.26)	(0.47)	(0.98)

Net asset value, end of period	$11.20	$14.20	$12.96	$15.71	$13.71	$13.29

Total return[c]	(18.39)%	12.49%	(15.54)%	16.62%	7.09%	(6.65)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.21%	1.20%	1.18%	1.17%	1.15%	1.13%

Expenses net of waiver and payments by affiliates	1.18%	1.18%	1.16%	1.16%[e]	1.13%	1.13%[f]

Net investment income	1.99%	2.90%	1.61%	1.64%	2.03%	1.70%

Supplemental data

Net assets, end of period (000’s)	$94,464	$113,681	$125,265	$159,944	$484,763	$472,189

Portfolio turnover rate	23.71%	28.52%	21.38%	26.81%	20.93%	15.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

TF-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Foreign VIP Fund
		Country	Shares	Value
	Common Stocks 86.7%
	Aerospace & Defense 1.1%
	BAE Systems PLC	United Kingdom	1,961,611	$11,728,900

	Auto Components 2.4%
a	Cie Generale des Etablissements Michelin SCA	France	158,794	16,550,108
	Toyota Industries Corp.	Japan	186,300	9,902,335

				26,452,443

	Automobiles 3.9%
	Bayerische Motoren Werke AG	Germany	205,506	13,118,469
	Honda Motor Co. Ltd.	Japan	517,600	13,381,886
	Isuzu Motors Ltd.	Japan	1,813,100	16,476,249

				42,976,604

	Banks 9.3%
b	BNP Paribas SA	France	276,049	11,028,284
	ING Groep NV	Netherlands	1,953,931	13,619,453
	Kasikornbank PCL, fgn	Thailand	1,860,000	5,652,448
a	KB Financial Group Inc., ADR.	South Korea	956,806	26,618,343
	Shinhan Financial Group Co. Ltd.	South Korea	366,922	8,890,839
	Standard Chartered PLC	United Kingdom	3,651,049	19,790,786
	Sumitomo Mitsui Financial Group Inc.	Japan	606,500	17,116,516

				102,716,669

	Beverages 2.7%
a	Kirin Holdings Co. Ltd.	Japan	1,159,100	24,433,531
	Suntory Beverage & Food Ltd.	Japan	153,600	5,993,200

				30,426,731

	Chemicals 2.4%
	Covestro AG	Germany	199,631	7,602,917
	Johnson Matthey PLC	United Kingdom	537,960	14,010,021
	Tosoh Corp.	Japan	389,100	5,345,028

				26,957,966

	Construction & Engineering 0.5%
	Sinopec Engineering Group Co. Ltd.	China	11,734,000	5,038,255

	Diversified Telecommunication Services 0.8%
	China Telecom Corp. Ltd., H	China	29,703,557	8,343,576

	Electronic Equipment, Instruments & Components 2.3%
	Hitachi Ltd.	Japan	542,500	17,243,267
	Landis+Gyr Group AG	Switzerland	120,834	7,827,652

				25,070,919

	Energy Equipment & Services 1.3%
	SBM Offshore NV	Netherlands	960,511	14,152,364

	Food & Staples Retailing 3.6%
	Matsumotokiyoshi Holdings Co. Ltd.	Japan	388,300	14,110,277
	Seven & i Holdings Co. Ltd.	Japan	360,100	11,780,139
	Sundrug Co. Ltd.	Japan	410,400	13,582,480

				39,472,896

Semiannual Report	TF-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Health Care Providers & Services 0.6%
	Sinopharm Group Co. Ltd., H	China	2,794,800	$7,185,265

	Household Durables 2.3%
	Panasonic Corp.	Japan	1,239,300	10,867,479
	Sony Corp.	Japan	219,300	15,138,306

				26,005,785

	Industrial Conglomerates 3.8%
	CK Hutchison Holdings Ltd.	Hong Kong	3,873,500	25,083,025
	Siemens AG	Germany	140,525	16,571,641

				41,654,666

	Insurance 2.0%
	AIA Group Ltd.	Hong Kong	2,416,800	22,615,303

	Interactive Media & Services 1.5%
b	Baidu Inc., ADR	China	138,230	16,572,395

	Internet & Direct Marketing Retail 0.5%
b	Alibaba Group Holding Ltd., ADR	China	25,100	5,414,070

	Machinery 1.2%
	Komatsu Ltd.	Japan	655,000	13,414,740

	Marine 0.5%
	AP Moeller-Maersk A/S, B	Denmark	5,208	6,103,211

	Media 0.7%
	Nippon Television Holdings Inc.	Japan	338,900	3,670,618
	Tokyo Broadcasting System Holdings Inc.	Japan	262,400	4,197,442

				7,868,060

	Metals & Mining 7.0%
	Alamos Gold Inc., A.	Canada	1,982,052	18,591,648
b	ArcelorMittal SA	France	1,011,540	10,713,140
	Sumitomo Metal Mining Co. Ltd.	Japan	603,700	17,006,099
	Wheaton Precious Metals Corp.	Canada	718,100	31,584,657

				77,895,544

	Multi-Utilities 1.8%

	E.ON SE	Germany	1,722,486	19,441,137

	Oil, Gas & Consumable Fuels 4.9%
	BP PLC	United Kingdom	4,677,890	17,920,464
	Eni SpA	Italy	535,991	5,137,556
	Equinor ASA	Norway	1,232,274	17,756,065
	Galp Energia SGPS SA, B	Portugal	844,528	9,795,642
	Husky Energy Inc.	Canada	1,163,600	3,822,810

				54,432,537

	Pharmaceuticals 11.7%
	Bayer AG	Germany	527,187	39,073,470
	Novartis AG	Switzerland	128,920	11,231,641
	Roche Holding AG	Switzerland	63,327	21,939,610
	Sanofi	France	228,345	23,285,600

TF-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

	Templeton Foreign VIP Fund (continued)
		Country	Shares	Value
	Common Stocks (continued)
	Pharmaceuticals (continued)
	Takeda Pharmaceutical Co. Ltd.	Japan	966,094	$34,709,763

				130,240,084

	Real Estate Management & Development 4.0%
	CK Asset Holdings Ltd.	Hong Kong	3,560,500	21,351,434
	Mitsui Fudosan Co. Ltd.	Japan	811,000	14,407,192
	Swire Pacific Ltd., A	Hong Kong	1,628,500	8,655,052

				44,413,678

	Semiconductors & Semiconductor Equipment 6.0%
	Infineon Technologies AG	Germany	590,665	13,839,342
	NXP Semiconductors NV	Netherlands	221,300	25,237,052
	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2,587,000	27,708,192

				66,784,586

	Technology Hardware, Storage & Peripherals 3.6%
	Samsung Electronics Co. Ltd.	South Korea	909,188	40,355,295

	Thrifts & Mortgage Finance 1.5%
	Housing Development Finance Corp. Ltd.	India	737,453	17,137,981

	Tobacco 1.3%
	Imperial Brands PLC	United Kingdom	756,727	14,404,955
	Wireless Telecommunication Services 1.5%

	Vodafone Group PLC, ADR	United Kingdom	1,062,403	16,934,704

	Total Common Stocks (Cost $956,638,414)			962,211,319

	Short Term Investments 16.4%

	Money Market Funds (Cost $141,540,103) 12.8%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	141,540,103	141,540,103

e	Investments from Cash Collateral Received for Loaned Securities 3.6%
	Money Market Funds (Cost $39,731,419) 3.6%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	39,731,419	39,731,419

	Total Investments (Cost $1,137,909,936) 103.1%			1,143,482,841

	Other Assets, less Liabilities (3.1)%			(34,048,249)

	Net Assets 100.0%			$1,109,434,592

See Abbreviations on page TF-23.

aA portion or all of the security is on loan at June 30, 2020. See Note 1(c).

bNon-income producing.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

eSee Note 1(c) regarding securities on loan.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Foreign VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$956,638,414
Cost - Non-controlled affiliates (Note 3e)	181,271,522

Value - Unaffiliated issuers+	$962,211,319
Value - Non-controlled affiliates (Note 3e)	181,271,522
Cash	25,093
Receivables:
Investment securities sold	269,828
Capital shares sold	1,391,446
Dividends.	4,999,326
European Union tax reclaims	856,368
Other assets	1,024

Total assets	1,151,025,926

Liabilities:
Payables:
Capital shares redeemed	549,936
Management fees	718,128
Distribution fees	217,666
Trustees’ fees and expenses	500
Payable upon return of securities loaned	39,731,419
Deferred tax.	22,519
Accrued expenses and other liabilities.	351,166

Total liabilities	41,591,334

Net assets, at value	$1,109,434,592

Net assets consist of:
Paid-in capital	$1,237,636,914
Total distributable earnings (losses)	(128,202,322)

Net assets, at value	$1,109,434,592

Class 1:
Net assets, at value	$97,104,260

Shares outstanding.	8,670,295

Net asset value and maximum offering price per share	$11.20

Class 2:
Net assets, at value	$917,866,180

Shares outstanding.	83,628,570

Net asset value and maximum offering price per share	$10.98

Class 4:
Net assets, at value	$94,464,152

Shares outstanding.	8,435,462

Net asset value and maximum offering price per share	$11.20

+Includes securities loaned	$37,647,516

TF-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Foreign VIP Fund
Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$17,583,181
Non-controlled affiliates (Note 3e)	183,236
Interest:
Unaffiliated issuers	11
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	89,713
Non-controlled affiliates (Note 3e)	14,818

Total investment income	17,870,959

Expenses:
Management fees (Note 3a)	4,576,857
Distribution fees: (Note 3c)
Class 2	1,167,848
Class 4	166,719
Custodian fees (Note 4)	66,366
Reports to shareholders	134,247
Professional fees	51,591
Trustees’ fees and expenses	3,862
Other	3,693

Total expenses	6,171,183
Expenses waived/paid by affiliates (Note 3e)	(168,562)

Net expenses	6,002,621

Net investment income.	11,868,338

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(99,310,057)
Foreign currency transactions.	(380,080)

Net realized gain (loss)	(99,690,137)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(154,935,444)
Translation of other assets and liabilities denominated in foreign currencies	(20,633)
Change in deferred taxes on unrealized appreciation.	(22,519)

Net change in unrealized appreciation (depreciation)	(154,978,596)

Net realized and unrealized gain (loss)	(254,668,733)

Net increase (decrease) in net assets resulting from operations	$(242,800,395)

*Foreign taxes withheld on dividends	$2,085,780

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TF-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Foreign VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$11,868,338	$ 39,750,754
Net realized gain (loss)	(99,690,137)	(42,940,121)
Net change in unrealized appreciation (depreciation)	(154,978,596)	161,044,541

Net increase (decrease) in net assets resulting from operations	(242,800,395)	157,855,174

Distributions to shareholders:
Class 1	(3,651,171)	(3,542,825)
Class 2	(32,735,824)	(29,727,357)
Class 4	(3,189,135)	(2,819,837)

Total distributions to shareholders	(39,576,130)	(36,090,019)

Capital share transactions: (Note 2)
Class 1	756,121	(3,622,678)
Class 2	33,518,547	(41,982,881)
Class 4	4,094,883	(22,867,835)

Total capital share transactions	38,369,551	(68,473,394)

Net increase (decrease) in net assets	(244,006,974)	53,291,761
Net assets:
Beginning of period	1,353,441,566	1,300,149,805

End of period	$1,109,434,592	$1,353,441,566

TF-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Foreign VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day

Semiannual Report	TF-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and

Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local

TF-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	433,172	$4,826,402	315,303	$4,277,207

Shares issued in reinvestment of distributions	325,706	3,651,171	273,789	3,542,825

Shares redeemed	(656,723)	(7,721,452)	(844,252)	(11,442,710)

Net increase (decrease)	102,155	$756,121	(255,160)	$(3,622,678)

Class 2 Shares:

Shares sold	7,223,300	$79,940,518	7,564,257	$99,786,234

Shares issued in reinvestment of distributions	2,981,405	32,735,824	2,342,581	29,727,357

Shares redeemed	(6,792,654)	(79,157,795)	(12,910,655)	(171,496,472)

Net increase (decrease)	3,412,051	$33,518,547	(3,003,817)	$(41,982,881)

Class 4 Shares:

Shares sold	909,581	$10,094,838	784,963	$10,500,046

Shares issued in reinvestment of distributions	284,490	3,189,135	218,085	2,819,837

Shares redeemed	(766,654)	(9,189,090)	(2,661,084)	(36,187,718)

Net increase (decrease)	427,417	$4,094,883	(1,658,036)	$(22,867,835)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

a.  Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.810%	Over $200 million, up to and including $700 million
0.775%	Over $700 million, up to and including $1.2 billion
0.750%	Over $1.2 billion, up to and including $1.3 billion
0.675%	Over $1.3 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.812% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

3.  Transactions with Affiliates (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$70,825,763	$199,707,826	$(128,993,486)	$—	$—	$141,540,103	141,540,103	$183,236

								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	—	149,211,823	(109,480,404)	—	—	39,731,419	39,731,419	14,818

Total Affiliated Securities	$70,825,763	$348,919,649	$(238,473,890)	$—	$—	$181,271,522		$198,054

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Long term	$43,306,383

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments.	$1,141,410,946

Unrealized appreciation	$ 152,558,258
Unrealized depreciation	(150,486,363)

Net unrealized appreciation (depreciation)	$ 2,071,895

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $244,680,631 and $304,740,900, respectively.

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $39,731,419 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

Semiannual Report	TF-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

10. Fair	Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
Aerospace & Defense	$—	$11,728,900	$—	$11,728,900
Auto Components	—	26,452,443	—	26,452,443
Automobiles	—	42,976,604	—	42,976,604
Banks	26,618,343	76,098,326	—	102,716,669
Beverages	—	30,426,731	—	30,426,731
Chemicals	—	26,957,966	—	26,957,966
Construction & Engineering	—	5,038,255	—	5,038,255
Diversified Telecommunication Services	—	8,343,576	—	8,343,576
Electronic Equipment, Instruments & Components	—	25,070,919	—	25,070,919
Energy Equipment & Services	—	14,152,364	—	14,152,364
Food & Staples Retailing	—	39,472,896	—	39,472,896
Health Care Providers & Services	—	7,185,265	—	7,185,265
Household Durables	—	26,005,785	—	26,005,785
Industrial Conglomerates	—	41,654,666	—	41,654,666
Insurance	—	22,615,303	—	22,615,303
Machinery	—	13,414,740	—	13,414,740
Marine	—	6,103,211	—	6,103,211
Media	—	7,868,060	—	7,868,060
Metals & Mining	50,176,305	27,719,239	—	77,895,544
Multi-Utilities.	—	19,441,137	—	19,441,137
Oil, Gas & Consumable Fuels	3,822,810	50,609,727	—	54,432,537
Pharmaceuticals	—	130,240,084	—	130,240,084
Real Estate Management & Development	—	44,413,678	—	44,413,678
Semiconductors & Semiconductor Equipment	25,237,052	41,547,534	—	66,784,586
Technology Hardware, Storage & Peripherals	—	40,355,295	—	40,355,295
Thrifts & Mortgage Finance	—	17,137,981	—	17,137,981
Tobacco	—	14,404,955	—	14,404,955
All Other Equity Investments	38,921,169	—	—	38,921,169
Short Term Investments	181,271,522	—	—	181,271,522

Total Investments in Securities	$326,047,201	$817,435,640	$—	$1,143,482,841

aFor detailed categories, see the accompanying Statement of Investments.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Foreign VIP Fund (continued)

11.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

Semiannual Report	TF-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Foreign VIP Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 11, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0362	$0.4651

Class 2	$0.0362	$0.4323

Class 4	$0.0362	$0.4177

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TF-24	Semiannual Report

Templeton Global Bond VIP Fund

This semiannual report for Templeton Global Bond VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -5.35% total return*,** for the six-month period ended June 30, 2020.

*The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/21. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

**Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net asset values of the Fund at 12/31/19 for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TGB-1

TEMPLETON GLOBAL BOND VIP FUND

Fund Goal and Main Investments

The Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities market. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the J.P. Morgan Global Government Bond Index posted a +4.60% total return

Geographic Composition*

Based on Total Net Assets as of 6/30/20

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso.

and the FTSE World Government Bond Index posted a +4.08% total return for the same period.1

Economic and Market Overview

The novel coronavirus (COVID-19) pandemic profoundly impacted economies and global financial markets during the six-month period. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.

Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. Sovereign bond yields declined in higher-rated countries but rose in more vulnerable ones as volatility escalated. The yield on the 10-year U.S. Treasury (UST) note quickly dropped from 2.00% at the start of the period to a low of 0.54% on March

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

TGB-2	Semiannual Report

TEMPLETON GLOBAL BOND VIP FUND

9. It finished the six-month period at 0.66%, 134 basis points (bps) lower that where it began. The yield on the 10-year German Bund dropped 27 bps further into negative territory during the period, finishing at -0.46%.

The U.S. Federal Reserve (Fed) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 bps to the zero bound that was used during the 2008 global financial crisis (GFC). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window. Growing liquidity strains throughout financial markets prompted the Fed to re-start liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility.

On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs, and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing targets it had announced a week earlier on March 15.

The heightened demand for U.S. dollars (USD) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility including the European Central Bank (ECB), Bank of Japan (BOJ), Bank of England, Bank of Canada and Swiss National Bank. The swap program was expanded on March 19 to include the Reserve Bank of Australia, Reserve Bank of New Zealand, Danmarks Nationalbank, Norges Bank, Sveriges Riksbank, Bank of Korea, Monetary Authority of Singapore, Banco de Mexico and Banco Central do Brasil. The program enables a foreign central bank to borrow USD directly from the Fed to lend to its own local institutions, facilitating the flow of the world’s reserve currency. The USD notably strengthened from mid-March to mid-May before broadly weakening over the final six weeks of the period.

On the U.S. fiscal side, Congress passed the Coronavirus Aid, Relief, and Economic Security Act on March 26, a USD$2.2 trillion fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history and was designed as a stopgap for social distancing policies.

On March 18, ECB President Christine Lagarde unveiled the €750 billion Pandemic Emergency Purchase Programme (PEPP) in an unscheduled mid-week announcement. Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.

In the second quarter of 2020, global financial markets began to rebound from the extreme lows in March, as central banks and governments deployed massive monetary and fiscal measures to respond to the crisis. Regional economies began to incrementally reopen and improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February.

However, sharp resurgences in COVID-19 cases in several regions, including the U.S., Latin America and China amongst others, prompted governments to return to shutdown policies in June. Though several economic measures improved in May and June, the stronger figures reflected a rebound from the extreme low points in March and April, and were not trends that could be extrapolated into the upcoming months, in our assessment.

Unprecedented interventions from the Fed and central banks around the world widened the disconnect between financial markets and real economies during the period. Central bank efforts to bolster liquidity in financial markets have been effective, but they do not replace lost revenues or cure insolvencies; they only deepen the debt burdens. We expected corporate bankruptcies to be the next challenge policymakers will have to face, as business insolvencies appeared likely to worsen with each passing month of stifled economic activity. We saw risks for an upcoming second leg down in financial markets.

Rallies in risk assets during the final months of the period appeared to underappreciate the ongoing economic damage and the risks for successive waves of infections that could further suppress economic activity going forward, in our view. Massive unemployment, deepening economic hardship and growing insolvencies will not be fully remedied by partial reopenings or government interventions alone. The longer that economic activity remains suppressed and the longer that workers go without incomes, the more entrenched the economic damage will become.

Semiannual Report	TGB-3

TEMPLETON GLOBAL BOND VIP FUND

On the policy front, the Fed maintained its monetary stance at its April and June meetings, and reaffirmed its commitment to using its “full range of tools to support the U.S. economy.” The updated dot plot survey in June indicated that Fed officials expected rates to remain unchanged through 2022. The Fed also updated its projections for U.S. GDP (gross domestic product) growth to -6.5% for 2020 and +5.0% for 2021. It also projected unemployment to be 9.3% at the end of 2020. Fed Chair Jay Powell commented at the end of June during testimony to the House financial services committee that, “the path forward for the economy is extraordinarily uncertain and will depend in large part on our success in containing the virus.” He also continued to emphasize the importance of fiscal support for workers. Powell also indicated that yield curve control was not in imminent consideration and likely not an appropriate tool for U.S. financial markets. In previous comments, he had also ruled out the potential for negative policy rates.

In Europe, the European Commission proposed a €750 billion financing program in May that would deliver up to €500 billion in grants and €250 billion in loans to member states in need of financial support. The program was still in policy discussions at the end of June. On the monetary side, the ECB increased the size of the PEPP by €600 billion to €1.35 trillion at its June 4 policy meeting. Italian bonds rallied on the news, as did the euro, which appreciated 1.2% against the USD in the month of June. The ECB also updated its growth forecast for the eurozone in 2020 to -8.7%, which would be the largest contraction in the post-war era. In May, Lagarde acknowledged that a recovery to previous GDP levels would take at least two to three years.

In Japan, monetary policy responses to the crisis focused more on ensuring businesses had ample access to capital through various loan programs than on lowering the cost of capital. At its April 27 meeting, the BOJ quadrupled the size of its corporate debt purchases. It also announced that it would remove quantitative easing caps. On the price stability front, deflation returned during the period, despite years of persistent efforts from the BOJ to drive inflation higher. Core inflation dropped to -0.2% year-over-year in April and May. The BOJ offered no indications on whether the return of deflation would alter monetary policy in the months ahead, but it remained a concern that officials continued to monitor. The BOJ kept overnight interest rates at -0.1% and the yield target on the 10-year Japanese government bond at 0.0% throughout the period.

Nearly every country in the world declared some form of fiscal response to the crisis, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-GDP ratios rose significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates during the peaks in financial market volatility in March, but paused on making additional cuts in April, similar to the approaches taken by the Fed and the ECB. Several central banks returned to rate cuts in May and June, with many indicating they intended to respond with additional accommodation as needed. During the period, Brazil cut its policy rate by 225 bps to 2.25%, Mexico by 225 bps to 5.00%, Colombia by 175 bps to 2.50%, India by 115 bps to 4.00%, Indonesia by 75 bps to 4.25%, South Korea by 75 bps to 0.50%, Australia by 50 bps to 0.25%, Norway by 150 bps to 0.00%, Canada by 150 bps to 0.25% and the United Kingdom by 65 bps to 0.10%.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and regularly utilize currency and cross currency forward contracts and may also use currency and currency index futures contracts, currency options and other derivative instruments.

Manager’s Discussion

The fixed income sleeve of the strategy was structured around four key pillars during the reporting period: (1) maintaining high liquidity through elevated cash balances and risk-adjusted position weights; (2) holding long exposures to perceived safe-haven assets such as the Japanese yen, Swiss franc, Norwegian krone and Swedish krona; (3) targeting appropriate risk-adjusted returns in a select subset of emerging markets; and (4) underweighting overvalued developed fixed income markets, notably longer-term USTs. The strategy continued to emphasize select duration exposures in countries that have attractive risk-adjusted yields, resilient economic fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The strategy entered the reporting period in a de-risked state as the investment team saw elevated global financial market risks that it believed were significantly underappreciated by markets. While the team was not explicitly anticipating the COVID-19 crisis or the collapse in oil prices in the first quarter of 2020, it was concerned that overvalued risk assets were vulnerable to a geopolitical, economic or financial market shock. The team adjusted the risk-sizing of

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TEMPLETON GLOBAL BOND VIP FUND

various positions and hedged (using currency forwards) a substantial amount of local-currency emerging market beta risk through proxy hedges (net-negative Australian dollar) and direct hedges (Indian rupee, South Korean won, Mexican peso and Brazilian real). The team also continued to broadly avoid credit sectors, which it believed were overvalued leading up to the crisis and increasingly vulnerable to insolvencies as the economic crisis progressed. The strategy also maintained negative duration exposure to longer-term USTs before the COVID-19 crisis erupted in March 2020, as the team believed that inflation pressures, rising deficit spending and surging levels of debt issuance were significantly underpriced in the longer-term range of the U.S. Treasury yield curve. The team unwound its net-negative positioning in longer-term USTs into curve steepening in March. The strategy continued to hold undervalued safe-haven assets that it had previously added in the third quarter of 2019, notably the Japanese yen, Swiss franc, Swedish krona and Norwegian krone. These positions were intended to hedge against global financial market risks associated with rising geopolitical tensions as well as price distortions from ongoing loose monetary policies across the developed world. The strategy also continued to hold a net-negative position in the euro to hedge against broad-based USD strength and unresolved structural risks across Europe, and a net-negative position in the Australian dollar to hedge against broad emerging market risks. During the period, the team used forward currency exchange contracts and currency options to actively manage currencies, and used interest-rate swaps to tactically manage duration exposures.

During the period, the Fund’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, positions in Latin America (the Brazilian real, Mexican peso and Argentine peso) detracted from absolute performance, as did currency positions in northern Europe (Norwegian krone). The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Mexico and Argentina) and Asia (India) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.

On a relative basis, the Fund underperformed its benchmark due to interest-rate strategies, followed by currency positions. Sovereign credit exposures had a largely neutral effect on relative results. Among currencies, overweighted positions in Latin America (the Brazilian real, Mexican peso and Argentine peso) detracted from relative performance, as did overweighted positions in northern European currencies (the Norwegian krone). Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Mexico and Argentina) contributed to relative results.

Thank you for your participation in Templeton Global Bond VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report	TGB-5

TEMPLETON GLOBAL BOND VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$950.10	$3.30	$1,021.48	$3.42	0.68%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.63	$17.54	$17.17	$16.85	$16.34	$18.56

Income from investment operations[a]:

Net investment income[b]	0.30	0.89	0.88	0.83	0.62	0.52

Net realized and unrealized gains (losses)	(1.11)	(0.54)	(0.51)	(0.46)	(0.10)	(1.22)

Total from investment operations	(0.81)	0.35	0.37	0.37	0.52	(0.70)

Less distributions from:

Net investment income and net foreign currency gains	(1.35)	(1.26)	—	—	—	(1.43)

Net realized gains	—	—	—	(0.05)	(0.01)	(0.09)

Total distributions	(1.35)	(1.26)	—	(0.05)	(0.01)	(1.52)

Net asset value, end of period	$14.47	$16.63	$17.54	$17.17	$16.85	$16.34

Total return[c]	(4.80)%	1.89%	2.15%	2.15%	3.21%	(4.10)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates and expense reduction	0.52%	0.53%	0.56%	0.53%	0.53%	0.52%

Expenses net of waiver and payments by affiliates	0.45%	0.44%	0.47%	0.46%	0.48%	0.52% [e]

Expenses net of waiver and payments by affiliates and expense reduction	0.43%	0.42%	0.45%	0.46% [f]	0.48%[f]	0.52% [e,f]

Net investment income	3.79%	5.22%	5.09%	4.81%	3.88%	2.99%

Supplemental data

Net assets, end of period (000’s)	$255,388	$322,794	$285,046	$286,502	$241,792	$292,802

Portfolio turnover rate	39.24%	22.58%	18.22%	37.97%	59.00%	51.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.91	$16.83	$16.51	$16.25	$15.80	$17.99

Income from investment operations[a]:

Net investment income[b]	0.27	0.82	0.81	0.76	0.56	0.46

Net realized and unrealized gains (losses)	(1.06)	(0.53)	(0.49)	(0.45)	(0.10)	(1.17)

Total from investment operations	(0.79)	0.29	0.32	0.31	0.46	(0.71)

Less distributions from:

Net investment income and net foreign currency gains	(1.31)	(1.21)	—	—	—	(1.39)

Net realized gains	—	—	—	(0.05)	(0.01)	(0.09)

Total distributions	(1.31)	(1.21)	—	(0.05)	(0.01)	(1.48)

Net asset value, end of period	$13.81	$15.91	$16.83	$16.51	$16.25	$15.80

Total return[c]	(4.99)%	1.63%	1.94%	1.93%	2.94%	(4.30)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates and expense reduction	0.77%	0.78%	0.81%	0.78%	0.78%	0.77%

Expenses net of waiver and payments by affiliates	0.70%	0.69%	0.72%	0.71%	0.73%	0.77% [e]

Expenses net of waiver and payments by affiliates and expense reduction	0.68%	0.67%	0.70%	0.71%[f]	0.73%[f]	0.77% [e,f]

Net investment income	3.54%	4.97%	4.84%	4.56%	3.63%	2.74%

Supplemental data

Net assets, end of period (000’s)	$2,060,001	$2,389,610	$2,544,900	$2,730,081	$2,812,535	$2,971,667

Portfolio turnover rate	39.24%	22.58%	18.22%	37.97%	59.00%	51.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TGB-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Global Bond VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$16.27	$17.19	$16.88	$16.62	$16.18	$18.38

Income from investment operations[a]:

Net investment income[b]	0.27	0.82	0.81	0.76	0.56	0.46

Net realized and unrealized gains (losses)	(1.08)	(0.55)	(0.50)	(0.45)	(0.11)	(1.21)

Total from investment operations	(0.81)	0.27	0.31	0.31	0.45	(0.75)

Less distributions from:

Net investment income and net foreign currency gains	(1.29)	(1.19)	—	—	—	(1.36)

Net realized gains	—	—	—	(0.05)	(0.01)	(0.09)

Total distributions	(1.29)	(1.19)	—	(0.05)	(0.01)	(1.45)

Net asset value, end of period	$14.17	$16.27	$17.19	$16.88	$16.62	$16.18

Total return[c]	(5.00)%	1.48%	1.84%	1.76%	2.87%	(4.39)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates and expense reduction	0.87%	0.88%	0.91%	0.88%	0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.80%	0.79%	0.82%	0.81%	0.83%	0.87% [e]

Expenses net of waiver and payments by affiliates and expense reduction	0.78%	0.77%	0.80%	0.81%[f]	0.83%[f]	0.87% [e,f]

Net investment income	3.44%	4.87%	4.74%	4.46%	3.53%	2.64%

Supplemental data

Net assets, end of period (000’s)	$76,889	$90,272	$94,312	$98,934	$96,798	$103,045

Portfolio turnover rate	39.24%	22.58%	18.22%	37.97%	59.00%	51.58%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Global Bond VIP Fund
	Principal Amount*			Value
Foreign Government and Agency Securities 47.8%
Argentina 1.9%
[a,b] Argentina Treasury Bond BONCER,
Index Linked, 1.20%, 3/18/22	1,476,595,148		ARS	$13,968,764
Index Linked, 1.40%, 3/25/23	892,881,163		ARS	7,555,529
Index Linked, 1.50%, 3/25/24	892,881,166		ARS	7,054,517
[a] Argentine Bonos del Tesoro,
18.20%, 10/03/21	820,823,000		ARS	5,964,086
16.00%, 10/17/23	844,288,000		ARS	4,236,420
senior note, 15.50%, 10/17/26	1,668,306,000		ARS	5,998,914
[a,c] Government of Argentina, FRN, 26.415%, (ARS Badlar + 2.00%), 4/03/22	24,036,000		ARS	217,324

				44,995,554

Brazil 6.9%
Letra Tesouro Nacional,
Strip, 7/01/20	719,675	[d]	BRL	132,360,143
Strip, 4/01/21	25,610	[d]	BRL	4,635,595
Strip, 7/01/21	34,210	[d]	BRL	6,147,342
Nota do Tesouro Nacional, 10.00%, 1/01/21	117,516	[d]	BRL	22,438,395

				165,581,475

Colombia 1.6%
Government of Colombia,
senior bond, 7.75%, 4/14/21	2,386,000,000		COP	652,155
senior bond, 4.375%, 3/21/23	362,000,000		COP	96,872
senior bond, 9.85%, 6/28/27	576,000,000		COP	193,733
Titulos de Tesoreria,
senior bond, B, 11.00%, 7/24/20	9,167,000,000		COP	2,451,055
senior bond, B, 7.00%, 5/04/22	10,237,000,000		COP	2,913,236
senior bond, B, 10.00%, 7/24/24	40,977,000,000		COP	13,432,810
senior bond, B, 7.50%, 8/26/26	35,134,200,000		COP	10,655,342
senior bond, B, 6.00%, 4/28/28	29,113,600,000		COP	7,889,794

				38,284,997

Ghana 1.6%
Government of Ghana,
24.75%, 3/01/21	690,000		GHS	125,135
16.25%, 5/17/21	7,250,000		GHS	1,245,419
24.50%, 6/21/21	80,000		GHS	14,686
24.75%, 7/19/21	1,190,000		GHS	219,100
18.75%, 1/24/22	26,840,000		GHS	4,704,739
17.60%, 11/28/22	370,000		GHS	63,366
19.75%, 3/25/24	26,840,000		GHS	4,730,705
19.00%, 11/02/26	80,510,000		GHS	12,903,808
senior bond, 19.75%, 3/15/32	80,510,000		GHS	13,008,949
senior note, 18.25%, 9/21/20	480,000		GHS	83,850
senior note, 16.50%, 3/22/21	1,730,000		GHS	298,706

				37,398,463

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Principal Amount*			Value
Foreign Government and Agency Securities (continued)
India 2.8%
Government of India,
senior bond, 8.20%, 2/15/22	500,000,000		INR	$7,030,227
senior bond, 8.35%, 5/14/22	212,700,000		INR	2,981,170
senior note, 8.79%, 11/08/21	653,000,000		INR	9,171,674
senior note, 8.15%, 6/11/22	1,621,000,000		INR	22,990,586
senior note, 6.84%, 12/19/22	98,000,000		INR	1,376,372
senior note, 7.16%, 5/20/23	133,700,000		INR	1,894,284
senior note, 8.83%, 11/25/23	1,468,100,000		INR	21,780,740

				67,225,053

Indonesia 4.2%
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	324,406,000,000		IDR	24,453,919
senior bond, FR35, 12.90%, 6/15/22	71,229,000,000		IDR	5,664,842
senior bond, FR39, 11.75%, 8/15/23	5,491,000,000		IDR	445,598
senior bond, FR40, 11.00%, 9/15/25	46,856,000,000		IDR	3,898,368
senior bond, FR43, 10.25%, 7/15/22	147,832,000,000		IDR	11,280,040
senior bond, FR44, 10.00%, 9/15/24	4,454,000,000		IDR	353,070
senior bond, FR46, 9.50%, 7/15/23	226,780,000,000		IDR	17,380,374
senior bond, FR61, 7.00%, 5/15/22	244,849,000,000		IDR	17,597,175
senior bond, FR63, 5.625%, 5/15/23	258,951,000,000		IDR	17,962,162
senior bond, FR70, 8.375%, 3/15/24	32,315,000,000		IDR	2,415,407

				101,450,955

Mexico 13.7%
Government of Mexico,
senior bond, M, 6.50%, 6/10/21	18,568,200	[e]	MXN	82,125,630
senior bond, M, 6.50%, 6/09/22	21,479,940	[e]	MXN	96,690,517
senior bond, M, 6.75%, 3/09/23	2,291,440	[e]	MXN	10,491,439
senior bond, M, 8.00%, 12/07/23	8,364,900	[e]	MXN	40,141,108
senior note, M, 7.25%, 12/09/21	21,545,600	[e]	MXN	97,115,742
[f] Mexican Udibonos, Index Linked, 2.50%, 12/10/20	392,943	[g]	MXN	1,722,665

				328,287,101

Norway 4.9%
[h,i] Government of Norway,
144A, Reg S, 3.75%, 5/25/21	335,990,000		NOK	36,067,133
144A, Reg S, 2.00%, 5/24/23	315,007,000		NOK	34,443,753
144A, Reg S, 3.00%, 3/14/24	265,052,000		NOK	30,365,034
144A, Reg S, 1.75%, 3/13/25	89,312,000		NOK	9,912,855
144A, Reg S, 1.50%, 2/19/26	52,969,000		NOK	5,854,514

				116,643,289

South Korea 9.8%
Korea Treasury Bond,
senior note, 3.00%, 3/10/23	3,919,000,000		KRW	3,452,698
senior note, 2.25%, 9/10/23	88,312,000,000		KRW	76,685,619
senior note, 1.875%, 3/10/24	33,811,000,000		KRW	29,095,346
senior note, 1.375%, 9/10/24	75,881,910,000		KRW	64,103,846

Semiannual Report	TGB-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
Foreign Government and Agency Securities (continued)
South Korea (continued)
Korea Treasury Bond, (continued)
senior note, 3.00%, 9/10/24		18,500,000,000	KRW	$16,655,382
senior note, 1.375%, 12/10/29		53,382,000,000	KRW	44,517,796

				234,510,687

[j] Supranational 0.4%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24		200,000,000	MXN	9,382,165

Total Foreign Government and Agency Securities (Cost $1,438,265,663)				1,143,759,739

U.S. Government and Agency Securities 20.3%
United States 20.3%
U.S. Treasury Note,
1.125%, 9/30/21		3,497,000		3,538,392
1.50%, 9/30/21		15,768,000		16,030,389
2.125%, 12/31/21		3,953,000		4,069,042
1.50%, 10/31/24		64,160,000		67,642,434
1.50%, 11/30/24		50,420,000		53,199,009
1.75%, 12/31/24		22,672,000		24,192,618
2.00%, 2/15/25		49,140,000		53,069,281
2.125%, 5/15/25		58,760,000		63,994,460
2.875%, 5/31/25		76,680,000		86,356,357
2.625%, 12/31/25		44,803,000		50,361,372
1.625%, 2/15/26		24,220,000		25,916,819
2.125%, 5/31/26		11,063,000		12,185,722
1.625%, 10/31/26		24,220,000		26,023,255

Total U.S. Government and Agency Securities (Cost $465,062,407)				486,579,150

	Number of Contracts	Notional Amount#
Options Purchased 1.5%
Calls - Over-the-Counter
Currency Options 1.1%
AUD/JPY, Counterparty CITI, September Strike Price 79.45 JPY, Expires 9/11/20	1	19,760,000	AUD	38,694
AUD/JPY, Counterparty CITI, October Strike Price 77.95 JPY, Expires 10/22/20	1	39,519,000	AUD	252,366
AUD/JPY, Counterparty CITI, October Strike Price 79.00 JPY, Expires 10/29/20	1	16,302,000	AUD	75,702
AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	8,878,000	AUD	7,663
AUD/JPY, Counterparty CITI, December Strike Price 82.15 JPY, Expires 12/21/20	1	35,514,000	AUD	86,477
AUD/JPY, Counterparty CITI, January Strike Price 79.00 JPY, Expires 1/22/21	1	26,674,000	AUD	212,247
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	15,018,000	AUD	563,529
AUD/JPY, Counterparty CITI, April Strike Price 81.00 JPY, Expires 4/29/21	1	19,266,000	AUD	125,770

TGB-12	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, June Strike Price 81.00 JPY, Expires 6/21/21	1	29,640,000	AUD	$237,648
AUD/USD, Counterparty HSBK, January Strike Price $0.71, Expires 1/22/21	1	7,904,000	AUD	121,019
AUD/USD, Counterparty HSBK, February Strike Price $0.75, Expires 2/08/21	1	15,808,000	AUD	78,589
AUD/USD, Counterparty HSBK, February Strike Price $0.74, Expires 2/10/21	1	18,969,000	AUD	111,306
AUD/USD, Counterparty MSCO, October Strike Price $0.75, Expires 10/28/20	1	7,904,000	AUD	12,838
AUD/USD, Counterparty MSCO, May Strike Price $0.77, Expires 5/12/21	1	21,309,000	AUD	94,880
USD/JPY, Counterparty CITI, September Strike Price 112.24 JPY, Expires 9/22/20	1	38,210,000		48,909
USD/JPY, Counterparty CITI, February Strike Price 115.00 JPY, Expires 2/24/21	1	98,607,000		261,309
USD/MXN, Counterparty CITI, July Strike Price 21.03 MXN, Expires 7/30/20	1	12,204,000		1,096,297
USD/MXN, Counterparty CITI, September Strike Price 21.94 MXN, Expires 9/03/20	1	3,050,000		187,846
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	6,941,000		203,836
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	4,083,000		107,534
USD/MXN, Counterparty CITI, September Strike Price 31.04 MXN, Expires 9/03/20	1	11,917,000		7,734
USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	21,237,000		1,351,289
USD/MXN, Counterparty CITI, September Strike Price 27.34 MXN, Expires 9/24/20	1	37,848,000		158,394
USD/MXN, Counterparty CITI, November Strike Price 26.72 MXN, Expires 11/09/20	1	34,941,000		368,313
USD/MXN, Counterparty CITI, December Strike Price 23.97 MXN, Expires 12/07/20	1	26,279,000		912,249
USD/MXN, Counterparty CITI, February Strike Price 25.49 MXN, Expires 2/11/21	1	49,104,000		1,351,244
USD/MXN, Counterparty CITI, March Strike Price 24.62 MXN, Expires 3/24/21	1	22,167,000		897,564
USD/MXN, Counterparty CITI, April Strike Price 23.75 MXN, Expires 4/09/21	1	11,742,000		649,943
USD/MXN, Counterparty CITI, April Strike Price 25.48 MXN, Expires 4/09/21	1	22,442,000		751,964
USD/MXN, Counterparty CITI, April Strike Price 27.45 MXN, Expires 4/28/21	1	69,992,000		1,538,634
USD/MXN, Counterparty CITI, June Strike Price 26.09 MXN, Expires 6/18/21	1	23,833,000		831,295
USD/MXN, Counterparty CITI, June Strike Price 24.81 MXN, Expires 6/30/21	1	35,754,000		1,857,134
USD/MXN, Counterparty CITI, December Strike Price 29.73 MXN, Expires 12/07/21	1	31,535,000		880,552
USD/MXN, Counterparty GSCO, July Strike Price 20.00 MXN, Expires 7/31/20	1	11,665,000		1,560,649
USD/MXN, Counterparty GSCO, July Strike Price 24.18 MXN, Expires 7/31/20	1	11,665,000		96,330
USD/MXN, Counterparty GSCO, March Strike Price 20.62 MXN, Expires 3/03/21	1	7,624,000		1,029,263
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	7,291,000		589,543
USD/MXN, Counterparty JPHQ, July Strike Price 20.90 MXN, Expires 7/27/20	1	12,571,000		1,187,809
USD/MXN, Counterparty JPHQ, September Strike Price 23.25 MXN, Expires 9/22/20	1	16,908,000		539,686
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	25,925,000		1,763,263

Semiannual Report	TGB-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	19,020,000		$935,366
USD/MXN, Counterparty MSCO, September Strike Price 22.82 MXN, Expires 9/02/20	1	24,211,000		876,172
USD/MXN, Counterparty MSCO, September Strike Price 25.02 MXN, Expires 9/02/20	1	8,051,000		72,829
USD/MXN, Counterparty MSCO, March Strike Price 28.75 MXN, Expires 3/30/21	1	49,338,000		711,553

				24,843,231

Puts - Over-the-Counter
Currency Options 0.4%
AUD/JPY, Counterparty CITI, October Strike Price 67.10 JPY, Expires 10/29/20	1	43,471,000	AUD	222,503
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	4,439,000	AUD	24,534
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	2,664,000	AUD	22,227
AUD/JPY, Counterparty CITI, December Strike Price 65.85 JPY, Expires 12/21/20	1	17,757,000	AUD	113,604
AUD/JPY, Counterparty CITI, March Strike Price 68.50 JPY, Expires 3/24/21	1	17,783,000	AUD	242,657
AUD/JPY, Counterparty CITI, April Strike Price 71.00 JPY, Expires 4/29/21	1	51,376,000	AUD	1,075,146
AUD/JPY, Counterparty CITI, June Strike Price 58.95 JPY, Expires 6/21/21	1	39,520,000	AUD	261,235
AUD/JPY, Counterparty CITI, June Strike Price 71.44 JPY, Expires 6/21/21	1	39,520,000	AUD	981,077
AUD/JPY, Counterparty CITI, June Strike Price 69.20 JPY, Expires 6/24/21	1	31,616,000	AUD	615,271
AUD/USD, Counterparty HSBK, October Strike Price $0.63, Expires 10/27/20	1	15,808,000	AUD	53,043
AUD/USD, Counterparty HSBK, January Strike Price $0.61, Expires 1/22/21	1	24,503,000	AUD	123,743
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/08/21	1	31,616,000	AUD	379,756
AUD/USD, Counterparty HSBK, February Strike Price $0.65, Expires 2/10/21	1	37,939,000	AUD	404,658
AUD/USD, Counterparty HSBK, March Strike Price $0.64, Expires 3/22/21	1	20,946,000	AUD	226,055
AUD/USD, Counterparty MSCO, October Strike Price $0.67, Expires 10/28/20	1	15,808,000	AUD	157,145
AUD/USD, Counterparty MSCO, November Strike Price $0.65, Expires 11/19/20	1	33,541,000	AUD	235,136
AUD/USD, Counterparty MSCO, December Strike Price $0.65, Expires 12/18/20	1	28,653,000	AUD	269,058
USD/JPY, Counterparty CITI, September Strike Price 100.70 JPY, Expires 9/16/20	1	69,025,000		78,896
USD/JPY, Counterparty CITI, September Strike Price 106.75 JPY, Expires 9/22/20	1	76,420,000		630,771
USD/JPY, Counterparty CITI, October Strike Price 103.60 JPY, Expires 10/29/20	1	49,304,000		251,450
USD/JPY, Counterparty CITI, February Strike Price 105.70 JPY, Expires 2/24/21	1	49,303,000		869,951
USD/MXN, Counterparty CITI, September Strike Price 19.11 MXN, Expires 9/03/20	1	23,836,000		4,147
USD/MXN, Counterparty CITI, September Strike Price 21.33 MXN, Expires 9/03/20	1	35,756,000		125,361
USD/MXN, Counterparty CITI, September Strike Price 20.85 MXN, Expires 9/17/20	1	43,738,000		99,242

TGB-14	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount#		Value
Options Purchased (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, November Strike Price 22.45 MXN, Expires 11/09/20	1	17,471,000		$352,093
USD/MXN, Counterparty CITI, February Strike Price 20.88 MXN, Expires 2/11/21	1	24,552,000		179,328
USD/MXN, Counterparty CITI, March Strike Price 20.66 MXN, Expires 3/24/21	1	10,516,000		72,287
USD/MXN, Counterparty CITI, April Strike Price 21.20 MXN, Expires 4/09/21	1	24,495,000		272,139
USD/MXN, Counterparty GSCO, July Strike Price 20.83 MXN, Expires 7/31/20	1	23,330,000		15,164
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	10,459,000		54,565
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	8,163,000		113,433
USD/MXN, Counterparty GSCO, August Strike Price 20.30 MXN, Expires 8/31/20	1	8,730,000		6,713
USD/MXN, Counterparty GSCO, September Strike Price 23.73 MXN, Expires 9/30/20	1	23,330,000		1,012,755
USD/MXN, Counterparty GSCO, March Strike Price 18.65 MXN, Expires 3/03/21	1	7,624,000		8,325
USD/MXN, Counterparty GSCO, June Strike Price 22.83 MXN, Expires 6/09/21	1	7,291,000		254,711
USD/MXN, Counterparty MSCO, September Strike Price 20.11 MXN, Expires 9/02/20	1	24,211,000		15,447
USD/MXN, Counterparty MSCO, September Strike Price 20.64 MXN, Expires 9/10/20	1	14,301,000		22,495
USD/MXN, Counterparty MSCO, September Strike Price 20.13 MXN, Expires 9/22/20	1	25,142,000		24,061
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	7,678,000		124,645

				9,994,827

Total Options Purchased (Cost $41,855,242)				34,838,058

Total Investments before Short Term Investments (Cost $1,945,183,312)				1,665,176,947

		Principal Amount*
Short Term Investments 30.8%

Foreign Government and Agency Securities 7.4%

Argentina 0.3%
[a,b] Argentina Treasury Bond BONCER, Index Linked, 1.10%, 4/17/21		279,926,000	ARS	2,724,843
[a,b] Letras de la Nacion Argentina con Ajuste por CER, Index Linked, 0.00%, 12/04/20		345,512,200	ARS	3,401,141

				6,125,984

Brazil 1.3%
Letra Tesouro Nacional, Strip, 10/01/20		166,070[d]	BRL	30,385,330

Semiannual Report	TGB-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

		Principal Amount*		Value
Short Term Investments (continued)

Foreign Government and Agency Securities (continued)
Japan 5.2%

[k] Japan Treasury Discount Bill,
7/06/20		5,427,000,000	JPY	$50,262,439
7/10/20 - 10/12/20		7,969,900,000	JPY	73,833,146

				124,095,585

Mexico 0.5%
[k] Mexico Treasury Bill, 7/16/20 - 10/22/20		28,120,440[l]	MXN	12,128,917

Norway 0.1%
[h,i,k] Norway Treasury Bill, 144A, Reg S, 9/16/20		28,866,000	NOK	2,997,979

Total Foreign Government and Agency Securities (Cost $177,699,512)				175,733,795

U.S. Government and Agency Securities 10.1%
United States 10.1%

[k] U.S. Treasury Bill,
7/16/20		64,460,000		64,457,213
8/06/20		113,820,000		113,806,626
9/10/20		64,460,000		64,444,427

Total U.S. Government and Agency Securities (Cost $242,709,226)				242,708,266

Total Investments before Money Market Funds (Cost $2,365,592,050)				2,083,619,008

		Shares
Money Market Funds (Cost $318,975,444) 13.3%
United States 13.3%
[m,n] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		318,975,444		318,975,444

Total Investments (Cost $2,684,567,494) 100.4%				2,402,594,452

Options Written (1.3)%				(30,318,364)

Other Assets, less Liabilities 0.9%				20,001,366

Net Assets 100.0%				$2,392,277,454

	Number of Contracts	Notional Amount#
[o] Options Written (1.3)%
Calls - Over-the-Counter
Currency Options (0.8)%
AUD/JPY, Counterparty CITI, September Strike Price 75.80 JPY, Expires 9/11/20	1	19,760,000	AUD	(194,617)
AUD/JPY, Counterparty CITI, October Strike Price 71.60 JPY, Expires 10/29/20	1	32,603,000	AUD	(1,231,052)
AUD/JPY, Counterparty CITI, December Strike Price 75.70 JPY, Expires 12/21/20	1	35,514,000	AUD	(620,213)

TGB-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount#		Value
[o] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
AUD/JPY, Counterparty CITI, January Strike Price 76.00 JPY, Expires 1/22/21	1	26,674,000	AUD	$(473,323)
AUD/JPY, Counterparty CITI, January Strike Price 76.95 JPY, Expires 1/22/21	1	31,616,000	AUD	(442,475)
AUD/JPY, Counterparty CITI, April Strike Price 71.75 JPY, Expires 4/29/21	1	38,532,000	AUD	(1,722,736)
AUD/JPY, Counterparty CITI, June Strike Price 78.00 JPY, Expires 6/21/21	1	29,640,000	AUD	(465,826)
AUD/USD, Counterparty HSBK, October Strike Price $0.67, Expires 10/27/20	1	23,712,000	AUD	(760,734)
AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	11,838,000	AUD	(98,566)
AUD/USD, Counterparty HSBK, January Strike Price $0.67, Expires 1/22/21	1	24,503,000	AUD	(823,222)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/08/21	1	15,808,000	AUD	(362,577)
AUD/USD, Counterparty HSBK, February Strike Price $0.69, Expires 2/10/21	1	18,969,000	AUD	(496,831)
AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	19,730,000	AUD	(68,817)
AUD/USD, Counterparty MSCO, August Strike Price $0.69, Expires 8/12/20	1	14,674,000	AUD	(121,400)
AUD/USD, Counterparty MSCO, August Strike Price $0.70, Expires 8/12/20	1	10,236,000	AUD	(82,310)
AUD/USD, Counterparty MSCO, October Strike Price $0.72, Expires 10/28/20	1	7,904,000	AUD	(45,577)
AUD/USD, Counterparty MSCO, May Strike Price $0.74, Expires 5/12/21	1	42,617,000	AUD	(390,126)
USD/JPY, Counterparty CITI, September Strike Price 107.50 JPY, Expires 9/16/20	1	39,442,000		(529,351)
USD/JPY, Counterparty CITI, September Strike Price 108.77 JPY, Expires 9/22/20	1	76,420,000		(602,495)
USD/JPY, Counterparty CITI, February Strike Price 110.50 JPY, Expires 2/24/21	1	98,607,000		(1,020,583)
USD/MXN, Counterparty CITI, November Strike Price 31.74 MXN, Expires 11/09/20	1	17,471,000		(47,224)
USD/MXN, Counterparty CITI, December Strike Price 23.46 MXN, Expires 12/07/20	1	8,760,000		(373,623)
USD/MXN, Counterparty CITI, December Strike Price 25.43 MXN, Expires 12/07/20	1	8,760,000		(174,359)
USD/MXN, Counterparty CITI, February Strike Price 29.11 MXN, Expires 2/11/21	1	36,827,000		(398,137)
USD/MXN, Counterparty CITI, March Strike Price 25.87 MXN, Expires 3/24/21	1	17,883,000		(505,821)
USD/MXN, Counterparty CITI, March Strike Price 31.07 MXN, Expires 3/24/21	1	8,867,000		(77,125)
USD/MXN, Counterparty CITI, April Strike Price 27.24 MXN, Expires 4/09/21	1	22,442,000		(480,393)
USD/MXN, Counterparty CITI, June Strike Price 28.24 MXN, Expires 6/18/21	1	23,833,000		(522,086)
USD/MXN, Counterparty CITI, June Strike Price 28.40 MXN, Expires 6/30/21	1	23,836,000		(547,990)
USD/MXN, Counterparty CITI, December Strike Price 27.93 MXN, Expires 12/07/21	1	10,512,000		(394,105)
USD/MXN, Counterparty GSCO, July Strike Price 22.03 MXN, Expires 7/31/20	1	10,459,000		(534,675)
USD/MXN, Counterparty GSCO, July Strike Price 22.94 MXN, Expires 7/31/20	1	11,665,000		(291,613)
USD/MXN, Counterparty GSCO, July Strike Price 23.32 MXN, Expires 7/31/20	1	11,665,000		(209,585)
USD/MXN, Counterparty GSCO, August Strike Price 22.45 MXN, Expires 8/31/20	1	8,163,000		(368,037)
USD/MXN, Counterparty GSCO, August Strike Price 24.62 MXN, Expires 8/31/20	1	8,730,000		(96,702)
USD/MXN, Counterparty GSCO, June Strike Price 30.36 MXN, Expires 6/09/21	1	7,291,000		(104,524)
USD/MXN, Counterparty JPHQ, July Strike Price 22.30 MXN, Expires 7/27/20	1	12,571,000		(508,660)

Semiannual Report	TGB-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount#		Value
[o] Options Written (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty JPHQ, September Strike Price 24.90 MXN, Expires 9/22/20	1	8,454,000		$(107,873)
USD/MXN, Counterparty MSCO, September Strike Price 23.31 MXN, Expires 9/02/20	1	24,211,000		(640,526)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/10/20	1	4,767,000		(225,803)
USD/MXN, Counterparty MSCO, September Strike Price 22.46 MXN, Expires 9/22/20	1	7,678,000		(380,645)
USD/MXN, Counterparty MSCO, March Strike Price 34.23 MXN, Expires 3/30/21	1	32,892,000		(178,242)

				(17,720,579)

Puts - Over-the-Counter
Currency Options (0.5)%
AUD/JPY, Counterparty CITI, October Strike Price 62.80 JPY, Expires 10/29/20	1	21,735,000	AUD	(53,375)
AUD/JPY, Counterparty CITI, April Strike Price 66.00 JPY, Expires 4/29/21	1	25,688,000	AUD	(297,970)
AUD/JPY, Counterparty CITI, April Strike Price 72.90 JPY, Expires 4/29/21	1	15,018,000	AUD	(397,451)
AUD/JPY, Counterparty CITI, June Strike Price 64.86 JPY, Expires 6/21/21	1	59,280,000	AUD	(716,256)
AUD/USD, Counterparty HSBK, January Strike Price $0.52, Expires 1/22/21	1	11,856,000	AUD	(11,502)
AUD/USD, Counterparty HSBK, January Strike Price $0.63, Expires 1/27/21	1	10,457,000	AUD	(68,315)
AUD/USD, Counterparty HSBK, March Strike Price $0.59, Expires 3/22/21	1	8,497,000	AUD	(33,683)
AUD/USD, Counterparty MSCO, August Strike Price $0.63, Expires 8/12/20	1	10,482,000	AUD	(8,108)
AUD/USD, Counterparty MSCO, August Strike Price $0.64, Expires 8/12/20	1	8,386,000	AUD	(9,524)
AUD/USD, Counterparty MSCO, August Strike Price $0.68, Expires 8/12/20	1	10,276,000	AUD	(61,502)
USD/JPY, Counterparty CITI, September Strike Price 89.80 JPY, Expires 9/16/20	1	34,512,000		(3,555)
USD/JPY, Counterparty CITI, September Strike Price 102.25 JPY, Expires 9/22/20	1	38,210,000		(76,917)
USD/JPY, Counterparty CITI, October Strike Price 106.00 JPY, Expires 10/29/20	1	49,304,000		(458,034)
USD/MXN, Counterparty CITI, July Strike Price 23.10 MXN, Expires 7/30/20	1	8,749,000		(184,455)
USD/MXN, Counterparty CITI, September Strike Price 22.93 MXN, Expires 9/03/20	1	23,838,000		(549,895)
USD/MXN, Counterparty CITI, September Strike Price 23.21 MXN, Expires 9/03/20	1	6,941,000		(203,836)
USD/MXN, Counterparty CITI, September Strike Price 23.34 MXN, Expires 9/03/20	1	4,083,000		(134,323)
USD/MXN, Counterparty CITI, September Strike Price 21.91 MXN, Expires 9/08/20	1	21,237,000		(169,259)
USD/MXN, Counterparty CITI, September Strike Price 20.06 MXN, Expires 9/17/20	1	21,869,000		(17,714)
USD/MXN, Counterparty CITI, September Strike Price 22.40 MXN, Expires 9/17/20	1	21,869,000		(321,124)
USD/MXN, Counterparty CITI, September Strike Price 24.20 MXN, Expires 9/24/20	1	10,516,000		(630,907)
USD/MXN, Counterparty CITI, November Strike Price 23.88 MXN, Expires 11/09/20	1	34,941,000		(1,868,819)

TGB-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

	Number of Contracts	Notional Amount#	Value
[o] Options Written (continued)
Puts - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty CITI, February Strike Price 22.92 MXN, Expires 2/11/21	1	36,827,000	$(1,241,328)
USD/MXN, Counterparty CITI, April Strike Price 22.71 MXN, Expires 4/09/21	1	24,495,000	(767,306)
USD/MXN, Counterparty CITI, April Strike Price 23.02 MXN, Expires 4/28/21	1	34,996,000	(1,328,623)
USD/MXN, Counterparty CITI, June Strike Price 20.24 MXN, Expires 6/30/21	1	11,918,000	(74,523)
USD/MXN, Counterparty GSCO, August Strike Price 21.54 MXN, Expires 8/31/20	1	8,730,000	(38,648)
USD/MXN, Counterparty GSCO, September Strike Price 22.40 MXN, Expires 9/30/20	1	46,660,000	(670,971)
USD/MXN, Counterparty GSCO, March Strike Price 19.80 MXN, Expires 3/03/21	1	7,624,000	(23,070)
USD/MXN, Counterparty GSCO, June Strike Price 19.61 MXN, Expires 6/09/21	1	7,291,000	(28,260)
USD/MXN, Counterparty JPHQ, December Strike Price 22.30 MXN, Expires 12/04/20	1	25,925,000	(498,615)
USD/MXN, Counterparty JPHQ, December Strike Price 23.25 MXN, Expires 12/23/20	1	19,020,000	(743,454)
USD/MXN, Counterparty MSCO, September Strike Price 21.23 MXN, Expires 9/02/20	1	18,669,000	(56,436)
USD/MXN, Counterparty MSCO, September Strike Price 21.50 MXN, Expires 9/10/20	1	14,301,000	(69,203)
USD/MXN, Counterparty MSCO, September Strike Price 21.68 MXN, Expires 9/22/20	1	25,142,000	(171,418)
USD/MXN, Counterparty MSCO, March Strike Price 23.03 MXN, Expires 3/30/21	1	16,446,000	(609,406)

			(12,597,785)

Total Options Written (Premiums received $27,270,984)			(30,318,364)

Semiannual Report	TGB-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

#Notional amount is the number of units specified in the contract, and can include currency units, bushels, shares, pounds, barrels or other units. Currency units are stated in U.S. dollars unless otherwise indicated.

aSecurities denominated in Argentine Peso have been designated as Level 3 investments. See Note 12 regarding fair value measurements.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cThe coupon rate shown represents the rate at period end.

dPrincipal amount is stated in 1,000 Brazilian Real Units.

ePrincipal amount is stated in 100 Mexican Peso Units.

fPrincipal amount of security is adjusted for inflation. See Note 1(g).

gPrincipal amount is stated in 100 Unidad de Inversion Units.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At June 30, 2020, the aggregate value of these securities was $119,641,268, representing 5.0% of net assets.

iSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the aggregate value of these securities was $119,641,268, representing 5.0% of net assets.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security was issued on a discount basis with no stated coupon rate.

lPrincipal amount is stated in 10 Mexican Peso Units.

mSee Note 3(e) regarding investments in affiliated management investment companies.

nThe rate shown is the annualized seven-day effective yield at period end.

oSee Note 1(c) regarding written options.

At June 30, 2020, the Fund had the following forward exchange contracts outstanding. See 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Brazilian Real	CITI	Buy	107,801,461	19,885,899		7/02/20	$—	$(59,590)
Brazilian Real	CITI	Buy	206,375,000	36,375,253	EUR	7/02/20	—	(2,910,504)
Brazilian Real	CITI	Sell	42,892,761	7,406,375		7/02/20	—	(482,249)
Brazilian Real	CITI	Sell	64,908,700	12,516,622		7/02/20	578,936	—
Brazilian Real	CITI	Sell	206,375,000	33,607,185	EUR	7/02/20	—	(199,298)
Brazilian Real	HSBK	Buy	93,532,700	17,146,233		7/02/20	55,837	—
Brazilian Real	HSBK	Sell	93,532,700	18,459,843		7/02/20	1,257,773	—
Brazilian Real	JPHQ	Buy	147,867,600	27,251,677		7/02/20	—	(56,602)
Brazilian Real	JPHQ	Sell	147,867,600	29,149,224		7/02/20	1,954,148	—
South Korean Won	DBAB	Sell	13,919,000,000	11,570,241		7/06/20	—	(33,161)
Brazilian Real	JPHQ	Sell	147,867,600	27,241,134		7/09/20	54,692	—
Australian Dollar	HSBK	Sell	14,684,959	1,102,253,022	JPY	7/13/20	76,121	—
Australian Dollar	JPHQ	Sell	22,450,754	1,688,925,318	JPY	7/13/20	151,313	—
Australian Dollar	JPHQ	Sell	25,330,000	1,891,479,755	JPY	7/14/20	40,658	—
Brazilian Real	CITI	Sell	107,801,461	19,875,267		7/15/20	60,643	—
Brazilian Real	HSBK	Sell	93,532,700	17,138,064		7/15/20	—	(53,867)
Swedish Krona	DBAB	Buy	416,064,650	38,822,999	EUR	7/15/20	1,024,135	—
Norwegian Krone	JPHQ	Buy	198,445,700	18,305,288	EUR	7/16/20	51,432	—
South Korean Won	HSBK	Sell	13,984,825,441	12,171,831		7/17/20	512,165	—
Euro	UBSW	Buy	1,922,305	2,166,765		7/23/20	—	(6,025)
Euro	UBSW	Sell	1,922,305	2,182,681		7/23/20	21,942	—
South Korean Won	HSBK	Sell	39,774,174,559	32,296,029		7/28/20	—	(869,126)
South Korean Won	HSBK	Sell	24,029,880,977	19,597,032		7/29/20	—	(440,175)
Euro	CITI	Sell	40,213,773	4,737,280,517	JPY	7/31/20	—	(1,318,635)

TGB-20	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Brazilian Real	CITI	Sell	42,960,900	7,406,375		8/04/20	$—	$(483,054)
Brazilian Real	HSBK	Sell	40,142,900	7,652,972		8/04/20	281,046	—
Brazilian Real	HSBK	Sell	54,206,239	9,497,869		8/04/20	—	(456,677)
Brazilian Real	JPHQ	Sell	193,543,900	38,701,031		8/04/20	3,158,227	—
South Korean Won	DBAB	Sell	13,920,000,000	11,743,862		8/07/20	137,240	—
Swiss Franc	UBSW	Buy	8,689,106	8,259,018	EUR	8/10/20	—	(104,649)
Swiss Franc	UBSW	Buy	34,756,424	32,085,555	EUR	8/10/20	650,254	—
South Korean Won	HSBK	Sell	75,818,000,000	62,145,902		8/11/20	—	(1,070,112)
Swiss Franc	GSCO	Buy	34,110,076	31,546,498	EUR	8/12/20	573,953	—
Swedish Krona	DBAB	Buy	416,064,600	39,213,964	EUR	8/13/20	571,158	—
Swiss Franc	GSCO	Buy	17,055,038	16,229,755	EUR	8/13/20	—	(226,249)
Euro	HSBK	Buy	1,800,000	2,035,908		8/14/20	—	(11,642)
Euro	HSBK	Sell	1,800,000	1,961,352		8/14/20	—	(62,914)
Australian Dollar	JPHQ	Sell	45,472,501	3,268,860,463	JPY	8/21/20	—	(1,093,242)
Australian Dollar	CITI	Sell	35,607,467	2,527,369,963	JPY	8/24/20	—	(1,154,961)
Australian Dollar	JPHQ	Sell	52,305,500	3,724,936,182	JPY	8/24/20	—	(1,582,003)
Euro	HSBK	Sell	50,507,118	5,965,867,876	JPY	8/24/20	—	(1,520,739)
Australian Dollar	JPHQ	Sell	52,305,500	3,860,368,198	JPY	8/25/20	—	(326,463)
Euro	HSBK	Sell	25,253,559	3,061,640,442	JPY	8/25/20	—	(31,181)
Australian Dollar	CITI	Sell	3,372,533	239,109,190	JPY	8/26/20	—	(111,836)
Indian Rupee	HSBK	Sell	640,300,000	8,350,069		8/26/20	—	(73,989)
Japanese Yen	JPHQ	Buy	2,297,117,500	21,362,275		8/26/20	—	(72,169)
Indian Rupee	SCNY	Sell	945,558,000	12,949,745		8/27/20	510,975	—
Japanese Yen	JPHQ	Buy	2,297,161,600	20,973,377		8/27/20	317,401	—
Indian Rupee	SCNY	Sell	1,135,539,000	15,483,004		8/28/20	546,713	—
Euro	BOFA	Buy	27,627,938	31,263,775		8/31/20	—	(182,138)
Euro	BOFA	Sell	27,627,938	30,471,129		8/31/20	—	(610,508)
Japanese Yen	CITI	Buy	2,796,566,000	27,059,295		8/31/20	—	(1,138,357)
Brazilian Real	CITI	Sell	69,291,613	12,956,062		9/02/20	246,708	—
Brazilian Real	CITI	Sell	104,390,000	18,621,110		9/02/20	—	(525,933)
Brazilian Real	HSBK	Sell	67,353,775	11,574,031		9/02/20	—	(779,890)
Indian Rupee	SCNY	Sell	2,362,358,000	30,773,494		9/03/20	—	(278,227)
Euro	JPHQ	Buy	6,775,311	7,663,872		9/04/20	—	(40,886)
Euro	JPHQ	Sell	6,775,311	7,582,149		9/04/20	—	(40,837)
Euro	SCNY	Buy	17,972,751	20,343,510		9/08/20	—	(120,260)
Euro	SCNY	Sell	17,972,751	20,208,741		9/08/20	—	(14,508)
South Korean Won	GSCO	Sell	44,346,000,000	36,942,686		9/09/20	—	(38,782)
Australian Dollar	CITI	Sell	23,089,500	1,766,923,987	JPY	9/10/20	441,955	—
Australian Dollar	HSBK	Sell	14,685,041	1,101,157,799	JPY	9/11/20	71,600	—
Australian Dollar	HSBK	Sell	19,340,000	1,310,343,020	JPY	9/14/20	—	(1,201,770)
Australian Dollar	JPHQ	Sell	22,449,246	1,687,049,615	JPY	9/14/20	144,447	—
Australian Dollar	JPHQ	Sell	22,880,000	1,553,370,104	JPY	9/14/20	—	(1,392,247)
Swedish Krona	DBAB	Buy	208,032,350	19,832,248	EUR	9/15/20	24,764	—
Australian Dollar	HSBK	Sell	81,620,000	6,022,698,990	JPY	9/16/20	—	(502,144)
Norwegian Krone	JPHQ	Buy	198,445,700	18,283,198	EUR	9/16/20	51,923	—
Swedish Krona	DBAB	Buy	208,032,400	19,801,766	EUR	9/16/20	58,836	—

Semiannual Report	TGB-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	HSBK	Sell	9,830,000	716,970,710	JPY	9/17/20	$—	$(138,064)
Norwegian Krone	JPHQ	Buy	177,591,200	19,683,519		9/21/20	—	(1,222,664)
Norwegian Krone	JPHQ	Buy	202,667,400	18,878,646	EUR	9/21/20	—	(181,455)
South Korean Won	CITI	Sell	4,215,000,000	3,491,406		9/22/20	—	(24,836)
Japanese Yen	JPHQ	Buy	1,180,260,000	11,065,422		9/23/20	—	(121,458)
Japanese Yen	BNDP	Buy	2,244,657,680	21,028,125		9/24/20	—	(214,173)
Euro	HSBK	Sell	25,254,215	3,044,092,592	JPY	9/25/20	—	(200,417)
Euro	CITI	Sell	74,682,227	8,935,683,733	JPY	9/30/20	—	(1,210,326)
Norwegian Krone	JPHQ	Buy	230,077,650	21,080,208	EUR	9/30/20	185,504	—
Brazilian Real	HSBK	Sell	93,155,800	17,474,358		10/02/20	405,686	—
Brazilian Real	JPHQ	Sell	78,488,300	15,049,046		10/02/20	667,859	—
Euro	GSCO	Buy	17,044,025	19,273,383		10/05/20	—	(82,505)
Euro	GSCO	Sell	17,044,025	19,070,901		10/05/20	—	(119,978)
South Korean Won	HSBK	Sell	42,561,000,000	34,840,373		10/07/20	—	(674,717)
Mexican Peso	CITI	Sell	157,383,000	6,167,287		10/08/20	—	(592,506)
Mexican Peso	CITI	Sell	161,485,000	7,836,491		10/08/20	900,512	—
Mexican Peso	CITI	Sell	121,288,000	5,877,353		10/09/20	668,505	—
Euro	HSBK	Buy	33,800,018	38,282,239		10/13/20	—	(216,395)
Euro	HSBK	Sell	33,800,018	37,982,433		10/13/20	—	(83,411)
Mexican Peso	CITI	Sell	404,375,000	19,555,619		10/13/20	2,197,551	—
Mexican Peso	CITI	Sell	595,223,000	28,888,991		10/15/20	3,344,724	—
Euro	BOFA	Buy	3,900,000	4,416,052		10/16/20	—	(23,478)
Euro	BOFA	Sell	5,251,819	5,944,009		10/16/20	28,880	—
Euro	HSBK	Buy	5,439,447	6,119,357		10/16/20	7,097	—
Euro	HSBK	Sell	8,692,000	9,833,042		10/16/20	43,234	—
Mexican Peso	CITI	Sell	545,017,000	26,695,974		10/16/20	3,309,103	—
South Korean Won	HSBK	Sell	7,007,000,000	5,737,799		10/20/20	—	(110,175)
Japanese Yen	BNDP	Buy	8,410,370,000	77,686,199		10/26/20	358,041	—
Euro	BOFA	Buy	11,635,109	13,192,189		10/30/20	—	(82,491)
Euro	BOFA	Buy	15,750,554	17,727,720		10/30/20	18,997	—
Euro	BOFA	Sell	27,385,662	29,817,509		10/30/20	—	(1,038,906)
Euro	HSBK	Buy	25,974,891	29,458,291		10/30/20	—	(191,443)
Euro	HSBK	Sell	25,974,891	28,262,500		10/30/20	—	(1,004,348)
Japanese Yen	CITI	Buy	1,511,588,790	14,131,356		10/30/20	—	(103,184)
Japanese Yen	JPHQ	Buy	4,187,000,000	39,263,309		10/30/20	—	(406,210)
Brazilian Real	CITI	Sell	177,213,700	32,316,503		11/04/20	—	(119,209)
Swiss Franc	UBSW	Buy	8,689,106	8,265,853	EUR	11/09/20	—	(105,630)
Swiss Franc	UBSW	Buy	17,378,212	15,853,718	EUR	11/09/20	552,865	—
Swiss Franc	GSCO	Buy	17,055,038	15,564,006	EUR	11/12/20	537,363	—
Japanese Yen	CITI	Buy	727,486,679	6,790,754		11/16/20	—	(36,621)
Euro	BOFA	Sell	10,878,191	11,840,584		11/20/20	—	(423,373)
Euro	GSCO	Sell	1,898,500	2,069,593		11/20/20	—	(70,756)
Euro	BOFA	Sell	7,066,000	7,766,311		11/23/20	—	(200,483)
Euro	GSCO	Sell	1,230,811	1,350,975		11/23/20	—	(36,743)
Euro	JPHQ	Buy	18,850,000	21,264,308		11/23/20	—	(11,256)
Euro	JPHQ	Sell	48,239,690	53,079,523		11/23/20	—	(1,309,902)

TGB-22	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Bond VIP Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	15,157,499	1,110,777,880	JPY	11/24/20	$—	$(147,965)
Euro	HSBK	Sell	25,253,559	2,982,874,592	JPY	11/24/20	—	(774,817)
Euro	MSCO	Sell	30,744,500	33,641,247		11/27/20	—	(1,026,480)
Japanese Yen	MSCO	Buy	12,189,000,000	115,214,473		12/18/20	—	(1,962,391)
Japanese Yen	JPHQ	Buy	1,180,260,000	11,082,774		12/22/20	—	(115,529)
Japanese Yen	BNDP	Buy	2,244,657,680	21,061,272		12/24/20	—	(202,400)
Japanese Yen	CITI	Buy	4,212,680,000	39,535,263		12/24/20	—	(388,202)
Euro	CITI	Sell	33,700,000	37,987,988		1/04/21	—	(50,894)
Mexican Peso	CITI	Sell	539,656,000	23,963,623		3/11/21	1,200,531	—

Total Forward Exchange Contracts							$28,053,447	$(36,703,390)

Net unrealized appreciation (depreciation)								$(8,649,943)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 10 regarding other derivative information.

See Abbreviations on page TGB-40.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Global Bond VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,365,592,050
Cost - Non-controlled affiliates (Note 3e)	318,975,444

Value - Unaffiliated issuers	$2,083,619,008
Value - Non-controlled affiliates (Note 3e)	318,975,444
Restricted cash for OTC derivative contracts (Note 1d)	11,409,000
Restricted currency, at value (cost $84,852) (Note 1e)	91,508
Foreign currency, at value (cost $1,448,101)	1,412,177
Receivables:
Investment securities sold	8,539,316
Capital shares sold	3,671,185
Interest	12,967,979
Deposits with brokers for:
OTC derivative contracts	13,018,000
Unrealized appreciation on OTC forward exchange contracts	28,053,447
Other assets	2,208

Total assets	2,481,759,272

Liabilities:
Payables:
Investment securities purchased	7,067,962
Capital shares redeemed	446,814
Management fees	840,842
Distribution fees	443,513
Trustees’ fees and expenses	1,030
Deposits from brokers for:
OTC derivative contracts	11,409,000
Options written, at value (premiums received $27,270,984)	30,318,364
Unrealized depreciation on OTC forward exchange contracts	36,703,390
Deferred tax	916,073
Accrued expenses and other liabilities	1,334,830

Total liabilities	89,481,818

Net assets, at value	$2,392,277,454

Net assets consist of:
Paid-in capital	$2,865,789,115
Total distributable earnings (losses)	(473,511,661)

Net assets, at value	$2,392,277,454

TGB-24	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2020 (unaudited)

Templeton Global Bond VIP Fund
Class 1:
Net assets, at value	$255,387,738

Shares outstanding	17,644,597

Net asset value and maximum offering price per share	$14.47

Class 2:
Net assets, at value	$2,060,001,073

Shares outstanding	149,131,897

Net asset value and maximum offering price per share	$13.81

Class 4:
Net assets, at value	$76,888,643

Shares outstanding	5,425,612

Net asset value and maximum offering price per share	$14.17

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Global Bond VIP Fund
Investment income:
Dividends:
Non-controlled affiliates (Note 3e)	$ 1,688,573
Interest: (net of foreign taxes)~
Unaffiliated issuers	52,385,893

Total investment income	54,074,466

Expenses:
Management fees (Note 3a)	5,894,522
Distribution fees: (Note 3c)
Class 2	2,753,167
Class 4	145,714
Custodian fees (Note 4)	413,940
Reports to shareholders	164,117
Professional fees	48,535
Trustees’ fees and expenses	8,523
Other	65,559

Total expenses	9,494,077
Expense reductions (Note 4)	(234,633)
Expenses waived/paid by affiliates (Note 3e)	(839,756)

Net expenses	8,419,688

Net investment income	45,654,778

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(49,504,370)
Written options	(7,136,540)
Foreign currency transactions	(10,461,978)
Forward exchange contracts	17,116,778
Swap contracts	(117,098,171)

Net realized gain (loss)	(167,084,281)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(60,372,744)
Translation of other assets and liabilities denominated in foreign currencies	(220,470)
Forward exchange contracts	27,429,748
Written options	(8,433,743)
Swap contracts	28,588,210
Change in deferred taxes on unrealized appreciation	164,682

Net change in unrealized appreciation (depreciation)	(12,844,317)

Net realized and unrealized gain (loss)	(179,928,598)

Net increase (decrease) in net assets resulting from operations	$(134,273,820)

~Foreign taxes withheld on interest	$1,390,733
#Net of foreign taxes.	$446,028

TGB-26	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Global Bond VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$45,654,778	$143,948,395
Net realized gain (loss)	(167,084,281)	40,922,392
Net change in unrealized appreciation (depreciation)	(12,844,317)	(136,420,695)

Net increase (decrease) in net assets resulting from operations	(134,273,820)	48,450,092

Distributions to shareholders:
Class 1	(22,007,754)	(22,427,340)
Class 2	(177,367,048)	(175,601,316)
Class 4	(6,339,040)	(6,224,019)

Total distributions to shareholders	(205,713,842)	(204,252,675)

Capital share transactions: (Note 2)
Class 1	(30,908,254)	55,417,128
Class 2	(36,916,825)	(21,954,185)
Class 4	(2,586,311)	758,324

Total capital share transactions	(70,411,390)	34,221,267

Net increase (decrease) in net assets	(410,399,052)	(121,581,316)
Net assets:
Beginning of period	2,802,676,506	2,924,257,822

End of period	$2,392,277,454	$2,802,676,506

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TGB-27

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Global Bond VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Bond VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,

TGB-28	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two

Semiannual Report	TGB-29

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

d.  Restricted Cash

At June 30, 2020, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Restricted Currency

At June 30, 2020 the fund held currencies in certain markets in which the ability to repatriate such currency is limited. As a result of such limitations on repatriation, the Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements in currency value.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are

TGB-30	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	2,470,753	$38,475,650	5,087,795	$89,164,653

Shares issued in reinvestment of distributions	1,520,923	22,007,754	1,330,210	22,427,340

Shares redeemed	(5,755,199)	(91,391,658)	(3,257,868)	(56,174,865)

Net increase (decrease)	(1,763,523)	$(30,908,254)	3,160,137	$55,417,128

Class 2 Shares:

Shares sold	4,093,946	$61,612,521	7,233,859	$119,112,193

Shares issued in reinvestment of distributions	12,843,378	177,367,048	10,873,146	175,601,316

Shares redeemed	(18,006,272)	(275,896,394)	(19,122,225)	(316,667,694)

Net increase (decrease)	(1,068,948)	$(36,916,825)	(1,015,220)	$(21,954,185)

Semiannual Report	TGB-31

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 4 Shares:

Shares sold	316,381	$4,929,156	692,994	$11,712,750

Shares issued in reinvestment of distributions	447,356	6,339,040	376,529	6,224,019

Shares redeemed	(885,254)	(13,854,507)	(1,010,027)	(17,178,445)

Net increase (decrease)	(121,517)	$(2,586,311)	59,496	$758,324

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.625%	Up to and including $100 million

0.500%	Over $100 million, up to and including $250 million

0.450%	Over $250 million, up to and including $7.5 billion

0.440%	Over $7.5 billion, up to and including $10 billion

0.430%	Over $10 billion, up to and including $12.5 billion

0.420%	Over $12.5 billion, up to and including $15 billion

0.400%	In excess of $15 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.460% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

TGB-32	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$691,092,548	$336,305,086	$(708,422,190)	$—	$—	$318,975,444	318,975,444	$1,688,573

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, the custodian fees were reduced as noted in the Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Short term	$1,874,982

Long term	56,256,007

Total capital loss carryforwards	$58,130,989

Semiannual Report	TGB-33

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

5.  Income Taxes (continued)

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,705,229,978

Unrealized appreciation	$108,946,474

Unrealized depreciation	(450,259,313)

Net unrealized appreciation (depreciation)	$(341,312,839)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2020, aggregated $685,549,046 and $742,772,129, respectively.

7.  Credit Risk

At June 30, 2020, the Fund had 11.8% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.

At June 30, 2020, the Fund had 2.2% of its net assets denominated in Argentine Pesos, which has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in Argentina could continue to affect the value of the Fund’s holdings.

9.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

TGB-34	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10.  Other Derivative Information

At June 30, 2020, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Investments in securities, at value	$34,838,058	[a]	Options written, at value	$30,318,364

	Unrealized appreciation on OTC forward exchange contracts	28,053,447		Unrealized depreciation on OTC forward exchange contracts	36,703,390

Totals		$62,891,505			$67,021,754

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2020, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$(117,098,171)	Swap contracts	$28,588,210

Foreign exchange contracts	Investments	41,669,494 [a]	Investments	11,586,887	[a]

	Written options	(7,136,540)	Written options	(8,433,743)

	Forward exchange contracts	17,116,778	Forward exchange contracts	27,429,748

Totals		$(65,448,439)		$59,171,102

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2020, the average month end notional amount of swap contracts and options represented $112,474,571 and $2,914,680,736, respectively. The average month end contract value of forward exchange contracts was $3,074,304,590.

See Note 1(c) regarding derivative financial instruments.

Semiannual Report	TGB-35

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

10.  Other Derivative Information (continued)

At June 30, 2020, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$28,053,447	$36,703,390

Options purchased	34,838,058	—

Options written	—	30,318,364

Total	$62,891,505	$67,021,754

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At June 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received[b]	Net Amount (Not less than zero)

Counterparty

BNDP	$358,041	$(358,041)	$—	$—	$—

BOFA	47,877	(47,877)	—	—	—

CITI	34,505,223	(31,229,399)	—	(3,275,824)	—

DBAB	1,816,133	(33,161)	(1,696,771)	—	86,201

GSCO	5,852,767	(2,941,098)	—	(2,911,669)	—

HSBK	4,208,728	(4,208,728)	—	—	—

JPHQ	11,203,728	(9,979,490)	(1,224,238)	—	—

MSCO	2,616,259	(2,616,259)	—	—	—

SCNY	1,057,688	(412,995)	—	(644,693)	—

UBSW	1,225,061	(216,304)	(888,209)	—	120,548

Total	$62,891,505	$(52,043,352)	$(3,809,218)	$(6,832,186)	$206,749

TGB-36	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

At June 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty

BNDP	$416,573	$(358,041)	$—	$—	$58,532

BOFA	2,561,377	(47,877)	—	(2,500,000)	13,500

CITI	31,229,399	(31,229,399)	—	—	—

DBAB	33,161	(33,161)	—	—	—

GSCO	2,941,098	(2,941,098)	—	—	—

HSBK	13,192,260	(4,208,728)	—	(7,468,000)	1,515,532

JPHQ	9,979,490	(9,979,490)	—	—	—

MSCO	6,039,097	(2,616,259)	—	(2,750,000)	672,838

SCNY	412,995	(412,995)	—	—	—

UBSW	216,304	(216,304)	—	—	—

Total	$67,021,754	$(52,043,352)	$—	$(12,718,000)	$2,260,402

aAt June 30, 2020, the Fund received U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Abbreviations on page TGB-40.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

Semiannual Report	TGB-37

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

12.  Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Foreign Government and Agency Securities:

Argentina	$—	$—	$44,995,554	$44,995,554

All Other Foreign Government and Agency Securities	—	1,098,764,185	—	1,098,764,185

U.S. Government and Agency Securities	—	486,579,150	—	486,579,150

Options Purchased	—	34,838,058	—	34,838,058

Short Term Investments:

Argentina	—	—	6,125,984	6,125,984

All Other Short Term Investments	561,683,710	169,607,811	—	731,291,521

Total Investments in Securities	$561,683,710	$1,789,789,204	$51,121,538	$2,402,594,452

Other Financial Instruments:

Forward Exchange Contracts	$—	$28,053,447	$—	$28,053,447

Restricted Currency (ARS)	—	—	91,508	91,508

Total Other Financial Instruments	$—	$28,053,447	$91,508	$28,144,955

Receivables:

Interest (ARS)	$—	$—	$1,240,246	$1,240,246

Liabilities:

Other Financial Instruments:

Options Written	$—	$30,318,364	$—	$30,318,364

Forward Exchange Contracts	—	36,703,390	—	36,703,390

Total Other Financial Instruments	$—	$67,021,754	$—	$67,021,754

Payables:

Deferred Tax (ARS)	$—	$—	$2,884	$2,884

aFor detailed categories, see the accompanying Statement of Investments.

TGB-38	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At June 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer Into/Out of Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Foreign Government and Agency Securities:
Argentina	$35,675,197	$19,260,092	$(10,217,792)	$—	$4,900,882	$(18,641,512)	$14,018,687	$44,995,554	$6,508,509
Short Term Investments:
Argentina	3,394,233	6,610,964	(2,160,508)	—	752,471	(817,458)	(1,653,718)	6,125,984	(644,903)

Total Investments in Securities	$39,069,430	$25,871,056	$(12,378,300)	$—	$5,653,353	$(19,458,970)	$12,364,969	$51,121,538	$5,863,606

Other Financial Instruments:
Restricted Currency (ARS)	$8,460,563	$8,913,882	$(15,804,994)	$—	$—	$(1,714,126)	$236,183	$91,508	$6,656
Receivables:
Interest (ARS)	$1,601,869	$3,080,353	$(2,879,272)	$—	$—	$(761,876)	$199,172	$1,240,246	$78,763
Liabilities:
Payables:

Deferred Tax (ARS)	$4,066	$—	$—	$—	$—	$—	$(1,182)	$2,884	$(1,182)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of June 30, 2020, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Foreign Government and Agency Securities
Argentina	$44,995,554	Market comparables	Implied Foreign exchange rate	105.9 ARS/USD	Decrease[b]
Short Term Investments
Argentina	6,125,984	Market comparables	Implied Foreign exchange rate	105.9 ARS/USD	Decrease[c]
Other Financial Instruments:
Restricted Currency (ARS)	91,508	Market comparables	Implied Foreign exchange rate	105.9 ARS/USD	Decrease[c]
All other[d]	1,240,246

Semiannual Report	TGB-39

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Templeton Global Bond VIP Fund (continued)

12.  Fair Value Measurements (continued)

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount	Impact to Fair Value if Input Increases[a]
Liabilities:
All other[d]	2,884

aRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value and net assets.

cRepresents a significant impact to fair value but not net assets.

dIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include with values derived using private transaction prices or non-public third party pricing information which is unobservable.

13.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	ARS	Argentine Peso	BADLAR	Argentina Deposit Rates Badlar Private

BOFA	Bank of America Corp.	AUD	Australian Dollar		Banks ARS

CITI	Citigroup, Inc.	BRL	Brazilian Real	FRN	Floating Rate Note

DBAB	Deutsche Bank AG	COP	Colombian Peso

GSCO	The Goldman Sachs Group, Inc.	EUR	Euro

HSBK	HSBC Bank PLC	GHS	Ghanaian Cedi

JPHQ	JP Morgan Chase & Co.	IDR	Indonesian Rupiah

MSCO	Morgan Stanley	INR	Indian Rupee

SCNY	Standard Chartered Bank	JPY	Japanese Yen

UBSW	UBS AG	KRW	South Korean Won

		MXN	Mexican Peso

		NOK	Norwegian Krone

		USD	United States Dollar

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Global Bond VIP Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 11, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share

Class 1	$0.0241	$0.8881

Class 2	$0.0241	$0.8586

Class 4	$0.0241	$0.8460

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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Templeton Growth VIP Fund

This semiannual report for Templeton Growth VIP Fund covers the period ended June 30, 2020.

Class 2 Performance Summary as of June 30, 2020

The Fund’s Class 2 Shares posted a -13.52% total return for the six-month period ended June 30, 2020.

Performance reflects the Fund’s Class 2 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Semiannual Report	TG-1

TEMPLETON GROWTH VIP FUND

Fund Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities (primarily common stocks) of companies located anywhere in the world, including developing markets.

Fund Risks

All investments involve risks, including possible loss of principal. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current political uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Derivatives involve costs and can create economic leverage which may result in significant volatility and cause the Fund to participate in losses (and enable gains) on an amount that exceeds the Fund’s initial investment. In addition, securities issued by small- and mid-capitalization companies have historically experienced more price volatility than larger-company stocks, especially over the short term and may involve additional risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Geographic Composition

Based on Total Net Assets as of 6/30/20

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI), posted a -5.99% total return for the period under review.1

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI ACWI (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell

1. Source: Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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TEMPLETON GROWTH VIP FUND

considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. When choosing equity investments for the Fund, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

The Fund may, from time to time, seek to hedge (protect) against currency risks, using certain currency-related derivative instruments. The Fund may also use a variety of equity-related derivatives for various purposes including enhancing Fund returns, increasing liquidity and gaining exposure to particular markets in more efficient or less expensive ways.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the MSCI ACWI included stock selection in the materials, health care and industrials sectors, as well as underweighted allocations in the materials and industrials sectors and an overweighted allocation in the health care sector.

Within materials, Canadian mining company Wheaton Precious Metals aided relative results. Its stock performed particularly well in the first half of 2020 as the price of gold reached multi-year highs.

In the health care sector, U.S. biotechnology firm Gilead Sciences, U.S.-listed pharmaceutical products company Allergan (not held at period-end) and French pharmaceuticals firm Sanofi boosted relative performance. Gilead Sciences performed well due to indications that its remdesivir drug was a leading candidate for coronavirus treatment. The drug has received approval from the U.S. Food and Drug Administration.

In the industrials sector, U.S. diesel engine and military truck manufacturer Navistar International (not part of the index; not held at period-end) supported relative results.

Other key individual contributors to relative performance included U.S. supermarket operator Kroger, which benefited from consumer stockpiling ahead of an extended period of stay-at-home measures.

In contrast, key detractors from the Fund’s relative performance included stock selection and an underweighting in the information technology (IT) sector and stock selection in the communication services and consumer discretionary sectors.

Semiannual Report	TG-3

TEMPLETON GROWTH VIP FUND

Top 10 Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets
Wheaton Precious Metals Corp. Metals & Mining, Canada	3.2%
Sanofi Pharmaceuticals, France	2.9%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.7%
Roche Holding AG Pharmaceuticals, Switzerland	2.4%
Verizon Communications Inc. Diversified Telecommunication Services, U.S.	2.1%
Comcast Corp. Media, U.S.	2.1%
E.ON SE Multi-Utilities, Germany	2.1%
Dollar Tree Inc. Multiline Retail, U.S.	2.0%
Siemens AG Industrial Conglomerates, Germany	1.9%
Oracle Corp. Software, U.S.	1.8%

Within IT, our position in Japanese electronic equipment manufacturer Kyocera hindered relative results.

In the communication services sector, our positions in Luxembourg-based communication satellite owner SES and diversified telecommunication services provider Singapore Telecommunications (not held at period-end) hindered relative results.

In consumer discretionary, our position in U.K. specialty retailer Kingfisher (not held at period-end) hurt relative performance.

Other key individual detractors from relative performance included shares in U.S. energy exploration and production firm Apache (not held at period-end), U.K.-domiciled, Asia-focused lender Standard Chartered (not held at period-end) and French banking and financial services provider BNP Paribas (not held at period-end). Apache’s shares declined as sharply lower oil prices raised concerns about cash flow pressures and balance sheet dynamics. Standard Chartered was negatively impacted by escalating turmoil in Hong Kong. BNP Paribas declined due to broad-based economic fears and low interest rates.

From a geographic perspective, stock selection and an underweighting in the Middle East and Africa, namely in Israel, contributed to the Fund’s relative performance. In North America, stock selection and an underweighting in the U.S. detracted from relative results, while stock selection in Canada contributed. In Europe, relative weakness in the U.K., France and the Netherlands more than offset relative strength in Germany and Switzerland. In Asia, our positions in China, Hong Kong and Japan hindered relative results.

Thank you for your participation in Templeton Growth VIP Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TG-4	Semiannual Report

TEMPLETON GROWTH VIP FUND

Class 2 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 x $ 7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/20[1,2]	Ending Account Value 6/30/20	Fund-Level Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]
Class 2	$1,000	$864.80	$5.33	$1,019.14	$5.77	1.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

Semiannual Report	TG-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Templeton Growth VIP Fund

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 1
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.15	$12.44	$16.24	$13.93	$13.54	$14.85

Income from investment operations[a]:

Net investment income[b]	0.10	0.30	0.28	0.29	0.26	0.28

Net realized and unrealized gains (losses)	(1.59)	1.30	(2.42)	2.30	0.96	(1.17)

Total from investment operations	(1.49)	1.60	(2.14)	2.59	1.22	(0.89)

Less distributions from:

Net investment income	(0.33)	(0.40)	(0.35)	(0.28)	(0.31)	(0.42)

Net realized gains	—	(2.49)	(1.31)	—	(0.52)	—

Total distributions	(0.33)	(2.89)	(1.66)	(0.28)	(0.83)	(0.42)

Net asset value, end of period	$ 9.33	$11.15	$12.44	$16.24	$13.93	$13.54

Total return[c]	(13.41)%	15.43%	(14.61)%	18.77%	9.90%	(6.24)%

Ratios to average net assets[d]

Expenses[e]	0.90%	0.86%	0.83%	0.82%[f]	0.82%	0.80%

Net investment income	1.95%	2.52%	1.90%	1.94%	2.01%	1.96%

Supplemental data

Net assets, end of period (000’s)	$79,370	$97,988	$354,164	$466,207	$453,997	$468,548

Portfolio turnover rate	46.03%	19.69%	29.25%	26.46%	22.88%	20.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TG-6	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 2
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$10.90	$12.21	$15.97	$13.70	$13.32	$14.61

Income from investment operations[a]:

Net investment income[b]	0.08	0.26	0.24	0.25	0.23	0.25

Net realized and unrealized gains (losses)	(1.55)	1.28	(2.38)	2.26	0.94	(1.16)

Total from investment operations	(1.47)	1.54	(2.14)	2.51	1.17	(0.91)

Less distributions from:

Net investment income	(0.30)	(0.36)	(0.31)	(0.24)	(0.27)	(0.38)

Net realized gains	—	(2.49)	(1.31)	—	(0.52)	—

Total distributions	(0.30)	(2.85)	(1.62)	(0.24)	(0.79)	(0.38)

Net asset value, end of period	$ 9.13	$10.90	$12.21	$15.97	$13.70	$13.32

Total return[c]	(13.52)%	15.15%	(14.85)%	18.50%	9.62%	(6.49)%

Ratios to average net assets[d]

Expenses[e]	1.15%	1.11%	1.08%	1.07%[f]	1.07%	1.05%

Net investment income	1.70%	2.27%	1.65%	1.69%	1.76%	1.71%

Supplemental data

Net assets, end of period (000’s)	$521,323	$659,412	$625,311	$879,521	$876,128	$921,895

Portfolio turnover rate	46.03%	19.69%	29.25%	26.46%	22.88%	20.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Templeton Growth VIP Fund (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015

Class 4
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$11.07	$12.36	$16.13	$13.83	$13.44	$14.73

Income from investment operations[a]:

Net investment income[b]	0.08	0.26	0.23	0.24	0.22	0.23

Net realized and unrealized gains (losses)	(1.58)	1.29	(2.40)	2.28	0.94	(1.16)

Total from investment operations	(1.50)	1.55	(2.17)	2.52	1.16	(0.93)

Less distributions from:

Net investment income	(0.28)	(0.35)	(0.29)	(0.22)	(0.25)	(0.36)

Net realized gains	—	(2.49)	(1.31)	—	(0.52)	—

Total distributions	(0.28)	(2.84)	(1.60)	(0.22)	(0.77)	(0.36)

Net asset value, end of period	$ 9.29	$11.07	$12.36	$16.13	$13.83	$13.44

Total return[c]	(13.52)%	14.97%	(14.88)%	18.38%	9.47%	(6.54)%

Ratios to average net assets[d]

Expenses[e]	1.25%	1.21%	1.18%	1.17%[f]	1.17%	1.15%

Net investment income	1.60%	2.17%	1.55%	1.59%	1.66%	1.61%

Supplemental data

Net assets, end of period (000’s)	$22,083	$27,330	$28,238	$38,798	$43,286	$47,777

Portfolio turnover rate	46.03%	19.69%	29.25%	26.46%	22.88%	20.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

TG-8	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, June 30, 2020 (unaudited)

Templeton Growth VIP Fund

		Country	Shares	Value
	Common Stocks 86.3%
	Aerospace & Defense 0.9%
	BAE Systems PLC	United Kingdom	936,202	$5,597,756

	Air Freight & Logistics 1.3%
	United Parcel Service Inc., B	United States	70,479	7,835,855

	Airlines 0.6%
	Japan Airlines Co. Ltd.	Japan	197,900	3,571,208

	Auto Components 1.0%
	BorgWarner Inc.	United States	93,910	3,315,023
	Lear Corp.	United States	27,913	3,043,075

				6,358,098

	Automobiles 1.8%
	Honda Motor Co. Ltd.	Japan	316,000	8,169,776
	Isuzu Motors Ltd.	Japan	304,100	2,763,459

				10,933,235

	Banks 2.6%
	Bangkok Bank PCL, fgn.	Thailand	1,552,060	5,418,671
	KB Financial Group Inc.	South Korea	159,595	4,530,159
	Sumitomo Mitsui Financial Group Inc.	Japan	226,060	6,379,818

				16,328,648

	Beverages 5.4%
	Anheuser-Busch InBev SA/NV	Belgium	229,367	11,305,966
a	Kirin Holdings Co. Ltd.	Japan	497,400	10,485,065
	Pernod Ricard SA	France	31,230	4,917,237
	Suntory Beverage & Food Ltd.	Japan	185,560	7,240,223

				33,948,491

	Biotechnology 2.3%
	AbbVie Inc.	United States	45,763	4,493,011
	Gilead Sciences Inc.	United States	125,136	9,627,964

				14,120,975

	Chemicals 0.7%
	DuPont de Nemours Inc.	United States	86,981	4,621,301

	Diversified Telecommunication Services 2.1%
	Verizon Communications Inc.	United States	240,340	13,249,944

	Electrical Equipment 1.2%
	Mitsubishi Electric Corp.	Japan	565,700	7,388,758

	Electronic Equipment, Instruments & Components 1.7%
	Kyocera Corp.	Japan	192,100	10,485,694

	Entertainment 1.0%
	The Walt Disney Co.	United States	56,090	6,254,596

	Food & Staples Retailing 4.0%
	The Kroger Co.	United States	262,521	8,886,336
	Seven & i Holdings Co. Ltd.	Japan	233,500	7,638,607
	Sysco Corp.	United States	150,174	8,208,511

				24,733,454

Semiannual Report	TG-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Food Products 1.5%
	Kellogg Co.	United States	144,817	$9,566,611

	Gas Utilities 0.5%
	Kunlun Energy Co. Ltd.	China	4,364,470	2,858,389

	Health Care Equipment & Supplies 1.5%
	Medtronic PLC	United States	46,160	4,232,872
	Zimmer Biomet Holdings Inc.	United States	40,829	4,873,349

				9,106,221

	Health Care Providers & Services 0.5%
b	Laboratory Corp. of America Holdings	United States	19,533	3,244,627

	Hotels, Restaurants & Leisure 4.8%
	Compass Group PLC	United Kingdom	366,778	5,046,095
	Galaxy Entertainment Group Ltd.	Macau	1,031,300	7,074,411
	InterContinental Hotels Group PLC	United Kingdom	96,760	4,271,311
	Starbucks Corp.	United States	46,480	3,420,463
	Whitbread PLC	United Kingdom	45,548	1,253,089
	Yum China Holdings Inc.	China	181,361	8,718,023

				29,783,392

	Household Durables 3.2%
	Gree Electric Appliances Inc. of Zhuhai	China	379,820	3,054,252
	Panasonic Corp.	Japan	1,127,450	9,886,661
	Sony Corp.	Japan	98,620	6,807,751

				19,748,664

	Industrial Conglomerates 1.9%
	Siemens AG	Germany	100,557	11,858,349

	Insurance 1.5%
	AIA Group Ltd.	Hong Kong	977,000	9,142,317

	Interactive Media & Services 1.0%
b	Baidu Inc., ADR	China	50,650	6,072,429

	Internet & Direct Marketing Retail 2.7%
b	Alibaba Group Holding Ltd.	China	280,370	7,565,395
b	Booking Holdings Inc.	United States	5,950	9,474,423

				17,039,818

	IT Services 0.4%
b	EPAM Systems Inc.	United States	11,016	2,776,142

	Machinery 2.7%
	Komatsu Ltd.	Japan	440,500	9,021,669
	Makita Corp.	Japan	137,200	4,989,203
	Stanley Black & Decker Inc.	United States	22,400	3,122,112

				17,132,984

	Marine 1.4%
	AP Moeller-Maersk A/S, B	Denmark	7,724	9,051,690

TG-10	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Media 3.0%
	Comcast Corp., A	United States	333,281	$12,991,293
	SES SA, IDR	Luxembourg	881,520	6,022,792

				19,014,085

	Metals & Mining 5.4%
b	ArcelorMittal SA	France	505,963	5,358,614

	Freeport-McMoRan Inc.	United States	734,044	8,492,889
	Wheaton Precious Metals Corp.	Canada	453,417	19,942,933

				33,794,436

	Multiline Retail 2.1%
b	Dollar Tree Inc.	United States	138,022	12,791,879

	Multi-Utilities 3.2%
	E.ON SE	Germany	1,144,619	12,918,941
	Veolia Environnement SA	France	299,720	6,767,422

				19,686,363

	Oil, Gas & Consumable Fuels 2.8%
	BP PLC	United Kingdom	2,100,831	8,048,044
	Husky Energy Inc.	Canada	686,221	2,254,463
	Royal Dutch Shell PLC, B	United Kingdom	467,119	7,081,374

				17,383,881

	Pharmaceuticals 8.6%
	Bayer AG	Germany	150,406	11,147,627
	Roche Holding AG	Switzerland	42,833	14,839,473
	Sanofi	France	177,087	18,058,539
	Takeda Pharmaceutical Co. Ltd.	Japan	261,562	9,397,383

				53,443,022

	Real Estate Management & Development 1.1%
	CK Asset Holdings Ltd.	Hong Kong	824,190	4,942,463
	Sun Hung Kai Properties Ltd.	Hong Kong	145,260	1,855,718

				6,798,181

	Road & Rail 0.6%
	East Japan Railway Co.	Japan	31,800	2,203,589
	Keisei Electric Railway Co. Ltd.	Japan	44,600	1,397,782

				3,601,371

	Semiconductors & Semiconductor Equipment 1.0%
	NXP Semiconductors NV	Netherlands	55,236	6,299,113

	Software 1.8%
	Oracle Corp.	United States	208,438	11,520,368

	Specialty Retail 2.1%
	Ross Stores Inc.	United States	72,630	6,190,981
	The TJX Cos. Inc.	United States	132,377	6,692,981

				12,883,962

	Technology Hardware, Storage & Peripherals 2.7%
	Samsung Electronics Co. Ltd.	South Korea	373,630	16,583,973

Semiannual Report	TG-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods 1.7%
b	Adidas AG	Germany	14,503	$3,823,399
	Burberry Group PLC	United Kingdom	355,780	7,029,960

				10,853,359

	Total Common Stocks (Cost $502,481,970)			537,463,639

			Principal Amount*

	Short Term Investments 9.5%

	U.S. Government and Agency Securities (Cost $400,000) 0.1%
c	FFCB, 7/01/20	United States	$400,000	400,000

	Time Deposits 7.7%
	BNP Paribas SA/New York NY, 0.06%, 7/01/20	France	28,000,000	28,000,000
	Royal Bank of Canada, 0.08%, 7/01/20	Canada	20,000,000	20,000,000

	Total Time Deposits (Cost $48,000,000)			48,000,000

			Shares

	Investments from Cash Collateral Received for Loaned Securities 1.7%
	Money Market Funds (Cost $10,490,166) 1.7%
d,e	Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	10,490,166	10,490,166

	Total Investments (Cost $561,372,136) 95.8%			596,353,805

	Other Assets, less Liabilities 4.2%			26,422,056

	Net Assets 100.0%			$622,775,861

See Abbreviations on page TG-24.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aA portion or all of the security is on loan at June 30, 2020. See Note 1(c).

bNon-income producing.

cThe security was issued on a discount basis with no stated coupon rate.

dSee Note 3(e) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

TG-12	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

Templeton Growth VIP Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$550,881,970
Cost - Non-controlled affiliates (Note 3e)	10,490,166

Value - Unaffiliated issuers+	$585,863,639
Value - Non-controlled affiliates (Note 3e)	10,490,166
Cash	6,514
Foreign currency, at value (cost $34,109,277)	33,994,768
Receivables:
Investment securities sold	1,577,822
Capital shares sold	600,726
Dividends and interest	1,697,996
European Union tax reclaims	787,852
Other assets	594

Total assets	635,020,077

Liabilities:
Payables:
Investment securities purchased	532,391
Capital shares redeemed	410,181
Management fees	436,346
Distribution fees	114,738
Payable upon return of securities loaned	10,490,166
Accrued expenses and other liabilities	260,394

Total liabilities	12,244,216

Net assets, at value	$622,775,861

Net assets consist of:
Paid-in capital	$670,491,362
Total distributable earnings (losses)	(47,715,501)

Net assets, at value	$622,775,861

Class 1:
Net assets, at value	$ 79,369,895

Shares outstanding	8,504,503

Net asset value and maximum offering price per share	$9.33

Class 2:
Net assets, at value	$521,322,739

Shares outstanding	57,079,661

Net asset value and maximum offering price per share	$9.13

Class 4:
Net assets, at value	$ 22,083,227

Shares outstanding	2,377,705

Net asset value and maximum offering price per share	$9.29

+Includes securities loaned	$ 9,960,811

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2020 (unaudited)

Templeton Growth VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 9,136,701
Interest:
Unaffiliated issuers	138,349
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	9,982
Non-controlled affiliates (Note 3e)	1,609

Total investment income	9,286,641

Expenses:
Management fees (Note 3a)	2,742,841
Distribution fees: (Note 3c)
Class 2	683,322
Class 4	40,255
Custodian fees (Note 4)	66,119
Reports to shareholders	83,758
Professional fees	53,098
Trustees’ fees and expenses	2,617
Other	(2,366)

Total expenses	3,669,644
Expenses waived/paid by affiliates (Note 3e)	(4,997)

Net expenses	3,664,647

Net investment income	5,621,994

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(69,975,086)
Foreign currency transactions	312,185

Net realized gain (loss)	(69,662,901)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(40,871,435)
Translation of other assets and liabilities denominated in foreign currencies	(162,654)
Change in deferred taxes on unrealized appreciation	388,289

Net change in unrealized appreciation (depreciation)	(40,645,800)

Net realized and unrealized gain (loss)	(110,308,701)

Net increase (decrease) in net assets resulting from operations	$(104,686,707)

*Foreign taxes withheld on dividends	$ 852,011
#Net of foreign taxes	$ 523,662

TG-14	Semiannual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Templeton Growth VIP Fund
	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$ 5,621,994	$ 19,938,552
Net realized gain (loss)	(69,662,901)	(13,584,687)
Net change in unrealized appreciation (depreciation)	(40,645,800)	128,174,019

Net increase (decrease) in net assets resulting from operations	(104,686,707)	134,527,884

Distributions to shareholders:
Class 1	(2,680,578)	(20,901,613)
Class 2	(16,492,099)	(139,418,589)
Class 4	(659,619)	(6,044,047)

Total distributions to shareholders	(19,832,296)	(166,364,249)

Capital share transactions: (Note 2)
Class 1	(3,075,020)	(275,115,440)
Class 2	(33,359,573)	82,734,600
Class 4	(1,000,215)	1,233,451

Total capital share transactions	(37,434,808)	(191,147,389)

Net increase (decrease) in net assets	(161,953,811)	(222,983,754)
Net assets:
Beginning of period	784,729,672	1,007,713,426

End of period	$ 622,775,861	$ 784,729,672

The accompanying notes are an integral part of these financial statements. | Semiannual Report	TG-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements (unaudited)

Templeton Growth VIP Fund

1.  Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Growth VIP Fund (Fund) is included in this report. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the

TG-16	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Fund’s portfolio securities to the latest indications of fair value at 4 p.m Eastern time. At June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital

Semiannual Report	TG-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

d.  Income and Deferred Taxes (continued)

gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, when EU reclaims are received by the Fund and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is

TG-18	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019

	Shares	Amount	Shares	Amount

Class 1 Shares:

Shares sold	47,404	$449,446	68,873	$790,173

Shares issued in reinvestment of distributions	287,000	2,680,578	2,083,910	20,901,613

Shares redeemed	(614,433)	(6,205,044)	(21,838,635)	(296,807,226)

Net increase (decrease)	(280,029)	$(3,075,020)	(19,685,852)	$(275,115,440)

Class 2 Shares:

Shares sold	2,219,982	$19,766,911	3,619,417	$39,550,989

Shares issued in reinvestment of distributions	1,804,387	16,492,099	14,197,412	139,418,589

Shares redeemed	(7,418,146)	(69,618,583)	(8,538,686)	(96,234,978)

Net increase (decrease)	(3,393,777)	$(33,359,573)	9,278,143	$82,734,600

Class 4 Shares:

Shares sold	86,631	$804,235	148,576	$1,690,506

Shares issued in reinvestment of distributions	71,003	659,619	605,616	6,044,047

Shares redeemed	(248,136)	(2,464,069)	(571,458)	(6,501,102)

Net increase (decrease)	(90,502)	$(1,000,215)	182,734	$1,233,451

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Semiannual Report	TG-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

3.  Transactions with Affiliates (continued)

a.  Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

For the period ended June 30, 2020, the annualized gross effective investment management fee rate was 0.843% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

d.  Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$ —	$41,621,171	$(31,131,005)	$ —	$ —	$10,490,166	10,490,166	$1,609

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$1,856,399
Long term	3,209,150

Total capital loss carryforwards	$5,065,549

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$575,582,222

Unrealized appreciation	$79,117,116
Unrealized depreciation	(58,345,533)

Net unrealized appreciation (depreciation)	$20,771,583

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $268,297,262 and $335,926,574, respectively.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

6.  Investment Transactions (continued)

At June 30, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received $10,490,166 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2020, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

A summary of inputs used as of June 30, 2020, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:
Aerospace & Defense	$—	$5,597,756	$—	$5,597,756
Airlines	—	3,571,208	—	3,571,208
Automobiles	—	10,933,235	—	10,933,235
Banks	—	16,328,648	—	16,328,648
Beverages	—	33,948,491	—	33,948,491
Electrical Equipment	—	7,388,758	—	7,388,758
Electronic Equipment, Instruments & Components	—	10,485,694	—	10,485,694
Food & Staples Retailing	17,094,847	7,638,607	—	24,733,454
Gas Utilities	—	2,858,389	—	2,858,389
Hotels, Restaurants & Leisure	12,138,486	17,644,906	—	29,783,392
Household Durables	—	19,748,664	—	19,748,664
Industrial Conglomerates	—	11,858,349	—	11,858,349
Insurance	—	9,142,317	—	9,142,317
Internet & Direct Marketing Retail	9,474,423	7,565,395	—	17,039,818
Machinery	3,122,112	14,010,872	—	17,132,984
Marine	—	9,051,690	—	9,051,690
Media	12,991,293	6,022,792	—	19,014,085
Metals & Mining	28,435,822	5,358,614	—	33,794,436
Multi-Utilities.	—	19,686,363	—	19,686,363
Oil, Gas & Consumable Fuels	2,254,463	15,129,418	—	17,383,881
Pharmaceuticals	—	53,443,022	—	53,443,022
Real Estate Management & Development	—	6,798,181	—	6,798,181
Road & Rail	—	3,601,371	—	3,601,371
Technology Hardware, Storage & Peripherals	—	16,583,973	—	16,583,973
Textiles, Apparel & Luxury Goods	—	10,853,359	—	10,853,359
All Other Equity Investments	126,702,121	—	—	126,702,121
Short Term Investments	10,490,166	48,400,000	—	58,890,166

Total Investments in Securities	$222,703,733	$373,650,072	$—	$596,353,805

[a]For	detailed categories, see the accompanying Statement of Investments.

11.  New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

Semiannual Report	TG-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Growth VIP Fund (continued)

12.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
FFCB	Federal Farm Credit Bank
IDR	International Depositary Receipt

TG-24	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Templeton Growth VIP Fund

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on June 11, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0280	$0.2741
Class 2	$0.0280	$0.2517
Class 4	$0.0280	$0.2415

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes for the NR or Net Return Index). They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills that have a remaining maturity of greater than or equal to one month and less than three months.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/ BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and Standard & Poor’s is Ba1/BB+/BB+ or below.

Bloomberg Barclays U.S. Corporate Investment Grade Index is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Bloomberg Barclays U.S. High Yield Very Liquid Index is a component of the U.S. Corporate High Yield Index that is designed to track a more liquid component of the U.S. dollar-denominated, high-yield fixed-rate corporate bond market.

Bloomberg Barclays U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with at least one year until final maturity.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/20, there were 37 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/20, there were 26 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

MSCI All Country Asia Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in developed and emerging markets in Asia.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S.

MSCI Europe Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets in Europe.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large- and mid-capitalization stocks. The index is designed to reflect the performance of equities in the parent index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.

MSCI World ex USA Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. Net Returns (NR) include income net of tax withholding when dividends are paid.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with relatively lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with relatively lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index is market capitalization weighted and represents the majority of the U.S. market’s total capitalization.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with relatively higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Semiannual Report	I-2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Allocation VIP Fund

Franklin Flex Cap Growth VIP

Fund Franklin Global Real Estate VIP Fund

Franklin Growth and Income VIP Fund

Franklin Income VIP Fund

Franklin Large Cap Growth VIP Fund

Franklin Mutual Global Discovery VIP Fund

Franklin Mutual Shares VIP Fund

Franklin Rising Dividends VIP Fund

Franklin Small Cap Value VIP Fund

Franklin Small-Mid Cap Growth VIP Fund

Franklin Strategic Income VIP Fund

Franklin U.S. Government Securities VIP Fund

Franklin VolSmart Allocation VIP Fund

Templeton Developing Markets VIP Fund

Templeton Foreign VIP Fund

Templeton Global Bond VIP Fund

Templeton Growth VIP Fund

(each a Fund)

At a meeting held on April 7, 2020 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the (i) investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each of Franklin Allocation VIP Fund, Franklin Flex Cap Growth VIP Fund, Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund, Franklin VolSmart Allocation VIP Fund, and Templeton Global Bond VIP Fund; (ii) the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (FTIL), an affiliate of FAI, on behalf of Franklin Allocation VIP Fund; (iii) the investment sub-advisory agreement between FAI and Templeton Global Advisors Limited (TGAL), an affiliate of FAI, on behalf of Franklin Allocation VIP Fund; (iv) the investment management agreement between FTIL and the Trust, on behalf of Franklin Global Real Estate VIP Fund; (v) the investment management agreement between Franklin

Mutual Advisers, LLC (FMA) and the Trust, on behalf of each of Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund and Franklin Small Cap Value VIP Fund; (vi) the investment management agreement between Templeton Asset Management Ltd. (TAML) and the Trust, on behalf of Templeton Developing Markets VIP Fund; (vii) the investment management agreement between Templeton Investment Counsel, LLC (TICL) and the Trust, on behalf of Templeton Foreign VIP Fund; and (viii) the investment management agreement between TGAL and the Trust, on behalf of Templeton Growth VIP Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI, FTIL, FMA, TAML, TICL and TGAL are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Managers relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the

SI-1	Semiannual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

Independent Trustees, determined that the terms of each Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2020. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Franklin Income VIP Fund and Franklin VolSmart Allocation VIP Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Allocation VIP Fund - The Performance Universe for this Fund included the Fund and all mixed-asset target allocation growth funds underlying variable insurance products (VIPs). The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Performance Universe was not directly comparable to the Fund as the Performance Universe includes funds with equity exposures between 60%-80% and the Fund maintains a strategic asset allocation of 60% equities. Management further explained that the Fund’s strategic allocation has served as a headwind for peer-relative returns since the Fund’s repositioning on May 1, 2019 to a direct investment fund with

Semiannual Report	SI-2

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

an actively managed dynamic allocation strategy. The Board noted management’s explanations and determined that, in light of the recent strategy changes, additional time will be needed to evaluate the effectiveness of management’s actions. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Franklin Flex Cap Growth VIP Fund - The Performance Universe for this Fund included the Fund and all large-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the three-year period was above the median of its Performance Universe, but for the one-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that during the one-year period, Information Technology and Industrials were the two largest sectors of underperformance for the Fund. Management further explained that the Fund’s cash position was also a detractor from the Fund’s performance. The Board noted management’s steps to address the underperformance of the Fund. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored. In doing so, the Board noted that, while below median, the Fund’s annualized total return for the one-, five- and 10-year periods was 23.48%, 12.99% and 12.87%, respectively.

Franklin Growth and Income VIP Fund - The Performance Universe for the Fund included the Fund and all equity income funds underlying VIPs. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Income VIP Fund - The Performance Universe for the Fund included the Fund and all mixed-asset target allocation moderate funds underlying VIPs. The Performance Customized Peer Group for the Fund consisted of funds sorted by trailing 12-month yield and set to be top quartile (highest yield). The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the medians and in the first quintile (best) of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the medians of its Performance Universe and

Performance Customized Peer Group. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Strategic Income VIP Fund - The Performance Universe for the Fund included the Fund and all multi-sector income funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-,three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s relative underperformance was due, in part, to a shorter duration profile of its portfolio holdings and a reduced exposure to credit risk. The Board also noted management’s continued enhancements to the Fund’s investment process, which includes a greater role for macroeconomics and incorporates more quantitative techniques to assist with portfolio construction. Given the Fund’s income-oriented investment objective and the considerations noted above, the Board concluded that the Fund’s performance was satisfactory.

Franklin Large Cap Growth VIP Fund - The Performance Universe for the Fund included the Fund and all multi-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the 10-year period was below the median of its Performance Universe, but for the one-, three- and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Mutual Global Discovery VIP Fund - The Performance Universe for the Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe, but for the three-year period was slightly below the median of its Performance Universe and for the five-year period was equal to the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Mutual Shares VIP Fund - The Performance Universe for the Fund included the Fund and all multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with

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management and management explained that the Fund’s underperformance in 2017 was material and continues to adversely impact the Fund’s ranking over longer-term periods. Management reminded the Board of the primary factors that impacted the 2017 performance, including, among factors, exposure to non-US equities and stock selection. Management then explained that, over the one-year period, the Fund’s non-equity investments and stock selection weighed on the Fund’s relative performance. Management also explained that approximately 15% of the Fund’s portfolio was in non-equity investments which relatively underperformed the robust 2019 equity market performance. Management further explained that the Fund’s cash position also weighed on relative performance. Management then discussed with the Board the actions that continue to be taken in an effort to address the sources of the Fund’s underperformance, including enhancements to the Fund’s investment process, particularly with respect to portfolio and quantitative analytics. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Franklin Small-Mid Cap Growth VIP Fund - The Performance Universe for the Fund included the Fund and all mid-cap growth funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s positioning in the energy, healthcare, consumer, materials, industrial and information technology sectors was a primary detractor from relative performance over the one-, three- and five-year periods. Management further explained that, during the one-, three- and five-year periods, the Fund had more exposure to smaller cap stocks in comparison to its peers, noting that these stocks meaningfully underperformed during the requisite periods. Management then discussed with the Board the actions that are being taken in an effort to address the sources of the Fund’s underperformance, including consolidating the Fund into fewer positions which have demonstrated certain attributes and working closely with the Investment Risk Management Group to limit the amount of risk in the Fund’s portfolio and minimize permanent loss of capital. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored. In doing so, the Board noted that, while below median, the Fund’s annualized total return for the one-, three-, five- and 10-year periods was 20.96%, 14.29%,

9.99% and 12.87%, respectively.

Franklin Global Real Estate VIP Fund - The Performance Universe for the Fund included the Fund and all global real estate funds underlying VIPs. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods was above the median of its Performance Universe, but for the one-year period was below the median of its Performance Universe. The Board further noted that, while below the median, the Fund’s one-year annualized total return was 12.02% and only slightly below the Performance Universe median of 13.11%. The Board concluded that the Fund’s performance was acceptable.

Franklin Rising Dividends VIP Fund- The Performance Universe for the Franklin Rising Dividends VIP Fund included the Fund and all large-cap core funds underlying VIPs. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods was above the median of its Performance Universe, but for the one-year period was below the median of its Performance Universe. The Board further noted that, while below the median, the Fund’s one-year annualized total return was 20.55% and only slightly below the Performance Universe median of 20.92%. The Board concluded that the Fund’s performance was acceptable.

Franklin Small Cap Value VIP Fund and Templeton Developing Markets VIP Fund - The Performance Universe for the Franklin Small Cap Value VIP Fund included the Fund and all small-cap value funds underlying VIPs. The Performance Universe for the Templeton Developing Markets VIP Fund included the Fund and all emerging markets funds underlying VIPs. The Board noted that each Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that each Fund’s performance was satisfactory.

Franklin U.S. Government Securities VIP Fund - The Performance Universe for the Fund included the Fund and all intermediate US government funds underlying VIPs. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median and in the first quintile (best) of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective and conservative policy of investing a significant to substantial amount in

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Ginnie Mae obligations, the Board concluded that the Fund’s performance was satisfactory.

Franklin VolSmart Allocation VIP Fund - The Performance Universe for the Fund included the Fund and all flexible portfolio funds underlying VIPs. The Performance Customized Peer Group for the Fund consisted of the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Fund has been in operation for less than 10 years. The Board noted that the Fund’s annualized total return for the three- and five-year periods was below the medians of its Performance Universe and Performance Customized Peer Group, but for the one-year period was above the medians of its Performance Universe and Performance Customized Peer Group. The Board further noted that the Fund’s annualized total return for the three-year period was only 0.02% below the median of its Performance Universe and that the Fund’s annualized total return for the one-year period was 13.90% and in the second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Templeton Foreign VIP Fund - The Performance Universe for the Fund included the Fund and all international multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that, even though the Fund’s peer group is comprised of multi-cap value funds, the Fund has a more intense value tilt than the Performance Universe, which has negatively impacted the Fund’s relative returns during a period of historic and sustained outperformance of growth over value. Management further explained that over the one-, three- and five-year periods, the Fund’s performance was also negatively impacted by stock selection among overweight health care holdings and underweight industrials and consumer discretionary stocks. Management then discussed with the Board the actions that are being taken in an effort to address the sources of the Fund’s underperformance, including a focus on constructing a more diversified and high-conviction portfolio. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Templeton Global Bond VIP Fund - The Performance Universe for the Fund included the Fund and all global income funds underlying VIPs. The Board noted that the

Fund’s annualized income return for the one-, three-, five-and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three- and five-year periods was below the median of its Performance Universe, but for the 10-year period was above the median of its Performance Universe. The Board discussed this performance with management and management explained that during the one-, three- and five- year periods, management largely positioned the Fund’s strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with US Treasury returns. Management further explained that the interest-rate strategies detracted from the Fund’s relative return, while currency positions contributed to the return. Management then discussed with the Board the portfolio manager’s outlook going forward and expectation that the risk management strategies that had weighted on return would be valuable in a diversifying portfolio going forward. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Templeton Growth VIP Fund - The Performance Universe for this Fund included the Fund and all global multi-cap value funds underlying VIPs. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s higher exposure to value stocks, which have experienced a period of historic underperformance, and underweight position in US stocks, as compared to peers contributed to the Fund’s relative underperformance. Management also explained that weightings in particular sectors (such as information technology, communications services, cyclical energy and financials) and overall stock selection contributed to the Fund’s relative underperformance. Management then discussed with the Board the actions that are being taken in an effort to address the sources of the Fund’s underperformance, including a focus on constructing a more diversified and high-conviction portfolio. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees;

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transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Flex Cap Growth VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund - The Expense Group for the Franklin Flex Cap Growth VIP Fund included the Fund and 11 other large-cap growth funds underlying VIPs. The Expense Group for the Templeton Foreign VIP Fund included the Fund, eight other international multi-cap value funds underlying VIPs and three international large-cap value funds underlying VIPs. The Expense Group for the Templeton Growth VIP Fund included the Fund, two other global multi-cap value funds underlying VIPs, two global multi-cap core funds underlying VIPs and five global multi-cap growth funds underlying VIPs. The Board noted that the Management Rates for these Funds were above the medians of their respective Expense Groups, but their actual total expense ratios were below the medians of their respective Expense Groups. The Board further noted that the Management Rate for the Templeton Foreign VIP Fund was approximately six basis points above the median of its Expense Group and the Management Rate for the Templeton Growth VIP Fund was approximately nine basis points above the median of its Expense Group. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the

Franklin Flex Cap Growth Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Mutual Shares VIP Fund - The Expense Group for the Fund included the Fund and 10 other multi-cap value funds underlying VIPs. The Board noted that the Management Rate for the Fund was approximately 7.5 basis points above the median of its Expense Group, but its actual total expense ratio was equal to the median of its Expense Group. The Board further noted management’s explanation that the portfolio management team makes investments in distressed securities and merger arbitrage situations that are specialized in nature and therefore require additional expertise and resources, whereas the Fund’s Expense Group generally does not make such investments. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Strategic Income VIP Fund and Templeton Developing Markets VIP Fund - The Expense Group for the Franklin Strategic Income VIP Fund included the Fund and 10 other multi-sector income funds underlying VIPs. The Expense Group for the Templeton Developing Markets VIP Fund included the Fund and 13 other emerging markets funds underlying VIPs. The Board noted that the Management Rates for the Funds were equal to the medians of their respective Expense Groups, and their actual total expense ratios were below the medians of their respective Expense Groups. The Board concluded that the Management Rate charged to each Fund is reasonable.

Franklin Small-Mid Cap Growth VIP Fund - The Expense Group for the Franklin Small-Mid Cap Growth VIP Fund included the Fund and 12 other mid-cap growth funds underlying VIPs. The Board noted that the Management Rate for the Fund was below the median of its Expense Group, and the actual total expense ratio for the Fund was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Allocation VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Large Cap Growth VIP Fund and Franklin Mutual Global Discovery VIP Fund - The Expense Group for the Franklin Allocation VIP Fund included the Fund and 10 other mixed-asset target allocation growth affiliated funds of funds underlying VIPs. The Expense Group for the Franklin Global Real Estate VIP Fund included the Fund and seven other global real estate funds underlying VIPs. The Expense Group for the Franklin Large Cap Growth VIP Fund included the Fund and 11 other multi-cap growth funds underlying

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VIPs. The Expense Group for the Franklin Mutual Global Discovery VIP Fund included the Fund, two other global multi-cap value funds underlying VIPs, two global multi-cap core funds underlying VIPs and five global multi-cap growth funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were above the medians of their respective Expense Groups. With respect to the Franklin Allocation VIP Fund, the Board discussed with management the reasons for the increase in the contractual management fee over the past year. Management reminded the Board that prior to May 1, 2019, the Fund was a static allocation fund of funds and did not have an investment manager or pay direct investment management fees, and that effective May 1, 2019, the Fund began investing directly in securities, entered into the Management Agreement with FAI and began paying the contractual management fee. Management also explained that Broadridge did not account for the change in the Fund’s structure and continued to use a peer group of funds of funds to compare expenses. With respect to the Franklin Mutual Global Discovery VIP Fund, the Board noted management’s explanation that the portfolio management team makes investments in distressed securities and merger arbitrage situations that are specialized in nature and therefore require additional expertise and resources, whereas the Fund’s Expense Group generally does not make such investments. The Board also noted that the Fund’s actual total expense ratio was only slightly above (less than 5 basis points) the median of the Fund’s Expense Group. With respect to the Franklin Global Real Estate VIP Fund, the Board noted management’s explanation that the portfolio managers’ rigorous fundamental analysis and active risk controls elevate management costs. The Board also noted that the Fund’s actual total expense ratio reflected a fee waiver from management. With respect to the Franklin Large Cap Growth VIP Fund, the Board noted that the Fund’s Management Rate and actual total expense ratio were only slightly above (approximately 2 basis points or less) the medians of the Fund’s Expense Group. The Board concluded that the Management Rates charged to these Funds are reasonable. In doing so, the Board noted that the Franklin Allocation VIP Fund’s sub-advisers, FTIL and TGAL, are paid by FAI out of the management fee FAI receives from the Fund.

Franklin Growth and Income VIP Fund, Franklin Income VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin U.S. Government Securities VIP Fund and Templeton Global Bond VIP Fund – The Expense Group for the Franklin Growth and Income VIP

Fund included the Fund and 10 other equity income funds underlying VIPs. The Expense Group for the Franklin Income VIP Fund included the Fund and nine other mixed-asset target allocation moderate funds underlying VIPs. The Expense Group for Franklin Rising Dividends VIP Fund included the Fund and 11 other large-cap core funds underlying VIPs. The Expense Group for the Franklin Small Cap Value VIP Fund included the Fund and eight other small-cap value funds underlying VIPs. The Expense Group for the Franklin U.S. Government Securities VIP Fund included the Fund, three other intermediate US government funds underlying VIPs and eight inflation-protected bond funds underlying VIPs. The Expense Group for the Templeton Global Bond VIP Fund included the Fund and 10 other global income funds underlying VIPs. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable. The Board also noted that the Franklin Growth and Income VIP Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin VolSmart Allocation VIP Fund – The Expense Group for this Fund included the Fund, three other flexible portfolio funds underlying VIPs and one mixed-asset target allocation growth fund underlying VIP. The Board noted the small size of the Expense Group. The Board also noted that the Management Rate for the Fund was below the median of its Expense Group and its actual total expense ratio was above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the

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Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Managers but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints for each Fund (except for the Franklin Allocation VIP Fund and the Franklin VolSmart Allocation VIP Fund), which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, each Fund’s management fee structure (except for the Franklin Allocation VIP Fund and the Franklin VolSmart Allocation VIP Fund) provided a sharing of benefits with the Fund and its shareholders as the Fund grows. The Board recognized that there would not likely be any economies of scale for the Franklin Flex Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Growth and Income VIP Fund, Franklin Large Cap Growth VIP Fund and Franklin VolSmart Allocation VIP Fund until each Fund’s assets grow. The Board also recognized that given the decline in assets over the past three calendar years for each of the Franklin Income VIP Fund, Franklin Rising Dividends VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin U.S. Government Securities VIP Fund, Templeton Foreign VIP Fund and Templeton Growth VIP Fund, these Funds are not expected to experience additional economies of scale in the foreseeable future.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Board Approval of Investment

Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Templeton Developing Markets VIP Fund

(Fund)

At a meeting held on May 13, 2020 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved a new investment sub-advisory agreement between Templeton Asset Management Ltd. (Manager), the Fund’s investment manager, and Franklin Templeton Investment Management Limited (Sub-Adviser),

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on behalf of the Fund (Sub-Advisory Agreement) for an initial two-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement.

The Board reviewed and considered information provided by the Manager at the Meeting with respect to the Sub-Advisory Agreement. The Board also reviewed and considered the factors it deemed relevant in approving the Sub-Advisory Agreement, including, but not limited to: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser; and (ii) the costs of the services to be provided by the Sub-Adviser. The Board further reviewed and considered information provided by management showing the expected impact of hiring the Sub-Adviser on the Manager’s profitability consistent with the Order (as defined below). The Board also considered that management proposed that the Board approve the Sub-Advisory Agreement in order to facilitate certain portfolio management team enhancements. The Board reviewed and further considered the form of Sub-Advisory Agreement and the terms of the Sub-Advisory Agreement which were discussed at the Meeting, noting that the terms and conditions of the Sub-Advisory Agreement were substantially identical to the terms and conditions of sub-advisory agreements for other Franklin Templeton (FT) mutual funds.

In approving the Sub-Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of the Sub-Adviser is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Manager or Sub-Adviser derives an inappropriate advantage. The Board also determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that the approval of such Sub-Advisory Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by the Sub-Adviser and currently being provided by the Manager and its affiliates to the Fund and its shareholders. In doing so, the Board noted that the Fund employs a “manager of managers” structure pursuant to an exemptive order (Order) granted to the Manager by the U.S. Securities and Exchange Commission, whereby the

Manager and the Fund may, without shareholder approval, enter into sub-advisory agreements with sub-advisers that are indirect or direct wholly owned subsidiaries of Franklin Resources, Inc. (FRI). In particular, with respect to the Sub-Adviser, the Board took into account that the Sub-Advisory Agreement would not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or principal risks associated with an investment in the Fund. The Board reviewed and considered information regarding the nature, quality and extent of investment subadvisory services to be provided by the Sub-Adviser to the Fund and its shareholders under the Sub-Advisory Agreement; the Sub-Adviser’s experience as manager of other funds and accounts, including those within the FT organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of the Sub-Adviser and the Sub-Adviser’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FT organization.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of FRI, the parent of the Manager and Sub-Adviser, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by the Sub-Adviser and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted its review and consideration of the performance results of the Fund in connection with the April

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2020 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement. The Board recalled its conclusion at that time that the Fund’s performance was satisfactory. The Board also noted the proposed portfolio management team enhancements for the Fund, and determined that, in light of these changes, additional time will be needed to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the investment subadvisory fee to be charged by the Sub-Adviser. The Board noted that the addition of the Sub-Adviser will have no impact on the amount of management fees that are currently paid by the Fund as the Sub-Adviser will be paid by the Manager out of the management fee that the Manager receives from the Fund. The Board further noted that the allocation of the fee between the Manager and the Sub-Adviser reflected the services to be provided by each. The Board concluded that the proposed investment subadvisory fee is reasonable.

Management Profitability and Economies of Scale

The Board noted that it reviewed and considered information showing the expected impact of retaining the Sub-Adviser on the profitability of the Manager consistent with the conditions of the Order. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with the Manager had not changed as a result of the proposal to approve the Sub-Advisory Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the Sub-Advisory Agreement for an initial two-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

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Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report Franklin Templeton Variable Insurance Products Trust
Investment Managers	Fund Administrator	Distributor
Franklin Advisers, Inc. Franklin Mutual Advisers, LLC Franklin Templeton Institutional, LLC Templeton Asset Management Ltd. Templeton Global Advisors Limited Templeton Investment Counsel, LLC	Franklin Templeton Services, LLC	Franklin Templeton Distributors, Inc.

© 2020 Franklin Templeton Investments. All rights reserved.	VIP2 S 08/20

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures.     The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls.     There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1)  Code of Ethics

(a)(2)  Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)  Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date August 25, 2020

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date August 25, 2020